UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-03785

Fidelity Advisor Series I

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2021

Item 1.

Reports to Stockholders

Fidelity Advisor® Value Strategies Fund

Annual Report

November 30, 2021

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	24.33%	10.99%	11.94%
Class M (incl. 3.50% sales charge)	26.98%	11.26%	11.96%
Class C (incl. contingent deferred sales charge)	29.84%	11.44%	11.92%
Fidelity® Value Strategies Fund	32.24%	12.62%	12.92%
Class K	32.41%	12.76%	13.08%
Class I	32.23%	12.58%	12.89%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Value Strategies Fund - Class A on November 30, 2011, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Period Ending Values
$30,881	Fidelity Advisor® Value Strategies Fund - Class A
$33,616	Russell Midcap® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 27.92% for the 12 months ending November 30, 2021, with U.S. equities rising on the prospect of a surge in economic growth amid strong corporate earnings, widespread COVID-19 vaccination, fiscal stimulus and fresh spending programs. After the index closed 2020 at an all-time high, investors were hopeful as the new year began. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. A flattish May reflected concerns about inflation and jobs, but the rally resumed through August amid strong earnings. In early September, sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. In addition, the Fed signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The index returned -4.65% in September, its first monthly decline since January, but sharply reversed course with a 7.01% gain in October, driven by strength in earnings and notable improvement in the economy. By sector, energy gained about 57% to lead by a wide margin, followed by financials (+39%), whereas the defensive utilities (+8%) and consumer staples (+9%) groups notably lagged.

Comments from Portfolio Manager Matt Friedman:  For the fiscal year ending November 30, 2021, the fund's share classes (excluding sales charges, if applicable) gained about 31% to 32%, outperforming the 26.34% result of the benchmark, the Russell Midcap® Value Index. Versus the benchmark, security selection contributed, especially in the materials sector. Strong picks in industrials, primarily driven by the capital goods industry, also helped, as did choices in consumer staples. An outsized stake in chemicals company Olin (+154%) added more value than any other fund holding the past 12 months. We thought Olin could benefit from an upturn in the market for chlor-alkali in coming years, driven by environmental regulations in Europe, and China's renewed focus on the environment. We reduced the fund’s holdings in Olin for the period. The fund's non-benchmark stake in Capital One Financial (+106%), a position not held as of November 30, also contributed notably. Conversely, stock selection in health care, real estate and energy hampered the fund’s relative performance. A non-benchmark stake in managed health care and insurance company Cigna (-7%) hurt versus the benchmark, as did overweighting retailer Gap (-51%), the latter a fund position we established in the past 12 months. We still held Cigna and Gap as of November 30. Notable changes in fund positioning for the 12 months included increased exposure to the energy sector and a lower allocation to consumer staples.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2021

% of fund's net assets
CubeSmart	2.4
Canadian Natural Resources Ltd.	2.3
Equity Lifestyle Properties, Inc.	2.2
Builders FirstSource, Inc.	2.0
Cigna Corp.	1.9
Edison International	1.8
Cushman & Wakefield PLC	1.7
Ameriprise Financial, Inc.	1.7
Cheniere Energy, Inc.	1.7
Hess Corp.	1.6
19.3

Top Five Market Sectors as of November 30, 2021

% of fund's net assets
Industrials	19.5
Financials	16.3
Consumer Discretionary	11.3
Real Estate	10.0
Materials	8.6

Asset Allocation (% of fund's net assets)

As of November 30, 2021*
Stocks	98.8%
Short-Term Investments and Net Other Assets (Liabilities)	1.2%

 * Foreign investments – 16.9%

Schedule of Investments November 30, 2021

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value (000s)
COMMUNICATION SERVICES - 2.2%
Diversified Telecommunication Services - 0.5%
Liberty Global PLC Class C (a)	253,200	$6,745
Media - 1.7%
Interpublic Group of Companies, Inc.	372,600	12,367
Nexstar Broadcasting Group, Inc. Class A	64,400	9,628
		21,995

TOTAL COMMUNICATION SERVICES		28,740

CONSUMER DISCRETIONARY - 11.3%
Auto Components - 0.8%
Adient PLC (a)	248,400	10,545
Distributors - 1.1%
LKQ Corp.	254,900	14,249
Diversified Consumer Services - 1.3%
Adtalem Global Education, Inc. (a)	387,037	11,483
Laureate Education, Inc. Class A	626,900	6,269
		17,752
Hotels, Restaurants & Leisure - 1.1%
Caesars Entertainment, Inc. (a)	155,800	14,033
Household Durables - 2.0%
Mohawk Industries, Inc. (a)	88,000	14,773
Taylor Morrison Home Corp. (a)	401,200	12,461
		27,234
Internet & Direct Marketing Retail - 1.2%
eBay, Inc.	239,100	16,130
Multiline Retail - 1.5%
Dollar Tree, Inc. (a)	148,800	19,914
Specialty Retail - 2.3%
Gap, Inc.	621,500	10,273
Rent-A-Center, Inc.	248,900	10,994
Sally Beauty Holdings, Inc. (a)(b)	448,200	8,780
		30,047

TOTAL CONSUMER DISCRETIONARY		149,904

CONSUMER STAPLES - 4.1%
Beverages - 1.1%
Primo Water Corp.	853,600	14,187
Food Products - 1.6%
Bunge Ltd.	65,000	5,627
Darling Ingredients, Inc. (a)	240,022	16,206
		21,833
Household Products - 0.7%
Reynolds Consumer Products, Inc.	301,100	8,786
Tobacco - 0.7%
Altria Group, Inc.	234,400	9,995

TOTAL CONSUMER STAPLES		54,801

ENERGY - 6.3%
Energy Equipment & Services - 0.7%
Liberty Oilfield Services, Inc. Class A (a)	987,400	9,084
Oil, Gas & Consumable Fuels - 5.6%
Canadian Natural Resources Ltd.	761,600	31,145
Cheniere Energy, Inc.	213,000	22,325
Hess Corp.	279,600	20,836
		74,306

TOTAL ENERGY		83,390

FINANCIALS - 16.3%
Banks - 2.9%
East West Bancorp, Inc.	132,600	10,210
First Citizens Bancshares, Inc. (b)	16,400	13,185
Signature Bank	51,100	15,448
		38,843
Capital Markets - 4.2%
Ameriprise Financial, Inc.	77,600	22,473
Lazard Ltd. Class A	347,800	14,823
LPL Financial	116,200	18,314
		55,610
Consumer Finance - 2.9%
OneMain Holdings, Inc.	262,700	13,080
SLM Corp.	808,684	14,378
Synchrony Financial	237,300	10,629
		38,087
Diversified Financial Services - 0.6%
Voya Financial, Inc. (b)	121,800	7,569
Insurance - 5.7%
American Financial Group, Inc.	134,700	17,997
Arch Capital Group Ltd. (a)	422,400	17,057
Assurant, Inc.	108,500	16,503
Reinsurance Group of America, Inc.	89,628	8,507
The Travelers Companies, Inc.	110,600	16,253
		76,317

TOTAL FINANCIALS		216,426

HEALTH CARE - 6.6%
Biotechnology - 0.5%
United Therapeutics Corp. (a)	35,700	6,765
Health Care Providers & Services - 4.8%
Centene Corp. (a)	262,400	18,738
Cigna Corp.	136,300	26,156
Laboratory Corp. of America Holdings (a)	68,700	19,602
		64,496
Pharmaceuticals - 1.3%
Bristol-Myers Squibb Co.	141,800	7,605
Jazz Pharmaceuticals PLC (a)	78,900	9,458
		17,063

TOTAL HEALTH CARE		88,324

INDUSTRIALS - 19.5%
Aerospace & Defense - 1.0%
Curtiss-Wright Corp.	109,000	13,714
Air Freight & Logistics - 1.0%
FedEx Corp.	58,200	13,408
Building Products - 3.1%
Builders FirstSource, Inc. (a)(b)	379,000	26,318
Jeld-Wen Holding, Inc. (a)	622,700	15,088
		41,406
Commercial Services & Supplies - 0.9%
The Brink's Co.	186,300	11,394
Construction & Engineering - 2.5%
Fluor Corp. (a)(b)	671,300	14,842
Willscot Mobile Mini Holdings (a)	494,300	18,828
		33,670
Machinery - 2.0%
Allison Transmission Holdings, Inc.	350,600	12,127
Crane Co.	143,100	13,815
		25,942
Marine - 0.8%
Kirby Corp. (a)	214,800	11,217
Professional Services - 3.0%
KBR, Inc.	244,100	10,740
Manpower, Inc.	115,600	10,361
Nielsen Holdings PLC	978,000	18,738
		39,839
Road & Rail - 2.3%
Ryder System, Inc.	116,900	9,712
TFI International, Inc. (Canada)	127,000	12,610
XPO Logistics, Inc. (a)	105,500	7,642
		29,964
Trading Companies & Distributors - 2.9%
AerCap Holdings NV (a)	173,000	9,695
Beacon Roofing Supply, Inc. (a)	288,100	14,379
Univar, Inc. (a)	534,300	13,844
		37,918

TOTAL INDUSTRIALS		258,472

INFORMATION TECHNOLOGY - 5.4%
Electronic Equipment & Components - 1.2%
Flex Ltd. (a)	931,100	15,922
IT Services - 1.8%
DXC Technology Co. (a)	390,800	11,720
Unisys Corp. (a)	623,332	11,320
		23,040
Software - 2.4%
NCR Corp. (a)	297,200	11,561
SS&C Technologies Holdings, Inc.	270,700	20,663
		32,224

TOTAL INFORMATION TECHNOLOGY		71,186

MATERIALS - 8.6%
Chemicals - 3.6%
Axalta Coating Systems Ltd. (a)	550,146	16,680
Olin Corp.	358,283	19,473
Tronox Holdings PLC	519,500	11,424
		47,577
Construction Materials - 0.8%
Eagle Materials, Inc.	67,700	10,441
Containers & Packaging - 2.9%
Berry Global Group, Inc. (a)	217,500	15,018
Crown Holdings, Inc.	137,154	14,511
O-I Glass, Inc. (a)	872,600	9,660
		39,189
Metals & Mining - 1.3%
Arconic Corp. (a)	364,800	9,747
Constellium NV (a)	411,300	7,227
		16,974

TOTAL MATERIALS		114,181

REAL ESTATE - 10.0%
Equity Real Estate Investment Trusts (REITs) - 8.3%
American Tower Corp.	60,208	15,803
Americold Realty Trust	364,900	11,910
CubeSmart	584,700	31,526
Equinix, Inc.	25,500	20,711
Equity Lifestyle Properties, Inc.	364,700	29,650
		109,600
Real Estate Management & Development - 1.7%
Cushman & Wakefield PLC (a)	1,287,400	22,761

TOTAL REAL ESTATE		132,361

UTILITIES - 8.5%
Electric Utilities - 4.1%
Edison International	377,600	24,650
NRG Energy, Inc.	284,100	10,233
PG&E Corp. (a)	1,699,900	20,195
		55,078
Independent Power and Renewable Electricity Producers - 2.1%
The AES Corp.	862,800	20,172
Vistra Corp.	369,800	7,352
		27,524
Multi-Utilities - 2.3%
CenterPoint Energy, Inc.	604,800	15,670
MDU Resources Group, Inc.	538,700	14,669
		30,339

TOTAL UTILITIES		112,941

TOTAL COMMON STOCKS
(Cost $1,066,634)		1,310,726

Money Market Funds - 4.5%
Fidelity Cash Central Fund 0.06% (c)	42,793,361	42,802
Fidelity Securities Lending Cash Central Fund 0.07% (c)(d)	17,041,264	17,043
TOTAL MONEY MARKET FUNDS
(Cost $59,845)		59,845
TOTAL INVESTMENT IN SECURITIES - 103.3%
(Cost $1,126,479)		1,370,571
NET OTHER ASSETS (LIABILITIES) - (3.3)%		(43,303)
NET ASSETS - 100%		$1,327,268

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$5,856	$414,518	$377,572	$11	$--	$--	$42,802	0.1%
Fidelity Securities Lending Cash Central Fund 0.07%	3,433	155,483	141,873	8	--	--	17,043	0.1%
Total	$9,289	$570,001	$519,445	$19	$--	$--	$59,845

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$28,740	$28,740	$--	$--
Consumer Discretionary	149,904	149,904	--	--
Consumer Staples	54,801	54,801	--	--
Energy	83,390	83,390	--	--
Financials	216,426	216,426	--	--
Health Care	88,324	88,324	--	--
Industrials	258,472	258,472	--	--
Information Technology	71,186	71,186	--	--
Materials	114,181	114,181	--	--
Real Estate	132,361	132,361	--	--
Utilities	112,941	112,941	--	--
Money Market Funds	59,845	59,845	--	--
Total Investments in Securities:	$1,370,571	$1,370,571	$--	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	83.1%
United Kingdom	4.5%
Canada	4.4%
Bermuda	4.0%
Ireland	1.5%
Singapore	1.2%
Others (Individually Less Than 1%)	1.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2021
Assets
Investment in securities, at value (including securities loaned of $16,376) — See accompanying schedule: Unaffiliated issuers (cost $1,066,634)	$1,310,726
Fidelity Central Funds (cost $59,845)	59,845
Total Investment in Securities (cost $1,126,479)		$1,370,571
Receivable for fund shares sold		1,981
Dividends receivable		1,122
Distributions receivable from Fidelity Central Funds		3
Prepaid expenses		2
Other receivables		36
Total assets		1,373,715
Liabilities
Payable for investments purchased	$23,949
Payable for fund shares redeemed	4,290
Accrued management fee	764
Distribution and service plan fees payable	173
Other affiliated payables	212
Other payables and accrued expenses	16
Collateral on securities loaned	17,043
Total liabilities		46,447
Net Assets		$1,327,268
Net Assets consist of:
Paid in capital		$985,211
Total accumulated earnings (loss)		342,057
Net Assets		$1,327,268
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($253,532 ÷ 5,949.31 shares)(a)		$42.62
Maximum offering price per share (100/94.25 of $42.62)		$45.22
Class M:
Net Asset Value and redemption price per share ($237,047 ÷ 5,224.87 shares)(a)		$45.37
Maximum offering price per share (100/96.50 of $45.37)		$47.02
Class C:
Net Asset Value and offering price per share ($14,064 ÷ 394.59 shares)(a)		$35.64
Fidelity Value Strategies Fund:
Net Asset Value, offering price and redemption price per share ($512,558 ÷ 9,946.18 shares)		$51.53
Class K:
Net Asset Value, offering price and redemption price per share ($54,407 ÷ 1,056.64 shares)		$51.49
Class I:
Net Asset Value, offering price and redemption price per share ($255,660 ÷ 5,361.40 shares)		$47.69

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2021
Investment Income
Dividends		$19,304
Special dividends		4,395
Income from Fidelity Central Funds (including $8 from security lending)		19
Total income		23,718
Expenses
Management fee
Basic fee	$6,139
Performance adjustment	1,490
Transfer agent fees	1,873
Distribution and service plan fees	1,963
Accounting fees	378
Custodian fees and expenses	14
Independent trustees' fees and expenses	4
Registration fees	150
Audit	66
Legal	6
Miscellaneous	6
Total expenses before reductions	12,089
Expense reductions	(19)
Total expenses after reductions		12,070
Net investment income (loss)		11,648
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	140,313
Foreign currency transactions	(13)
Futures contracts	53
Total net realized gain (loss)		140,353
Change in net unrealized appreciation (depreciation) on investment securities		103,632
Net gain (loss)		243,985
Net increase (decrease) in net assets resulting from operations		$255,633

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2021	Year ended November 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$11,648	$8,096
Net realized gain (loss)	140,353	(41,544)
Change in net unrealized appreciation (depreciation)	103,632	38,216
Net increase (decrease) in net assets resulting from operations	255,633	4,768
Distributions to shareholders	(6,556)	(45,643)
Share transactions - net increase (decrease)	289,262	(74,892)
Total increase (decrease) in net assets	538,339	(115,767)
Net Assets
Beginning of period	788,929	904,696
End of period	$1,327,268	$788,929

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Value Strategies Fund Class A

Years ended November 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$32.58	$33.23	$33.48	$38.91	$40.25
Income from Investment Operations
Net investment income (loss)A	.37B	.29	.42C	.35	.60D
Net realized and unrealized gain (loss)	9.96	.87	3.66	(2.50)	6.13
Total from investment operations	10.33	1.16	4.08	(2.15)	6.73
Distributions from net investment income	(.29)	(.46)E	(.29)	(.51)	(.56)
Distributions from net realized gain	–	(1.34)E	(4.04)	(2.77)	(7.52)
Total distributions	(.29)	(1.81)F	(4.33)	(3.28)	(8.07)F
Net asset value, end of period	$42.62	$32.58	$33.23	$33.48	$38.91
Total ReturnG,H	31.91%	3.53%	16.34%	(6.16)%	19.84%
Ratios to Average Net AssetsI,J
Expenses before reductions	1.13%	1.03%	1.02%	.91%	.91%
Expenses net of fee waivers, if any	1.13%	1.02%	1.02%	.91%	.91%
Expenses net of all reductions	1.13%	1.01%	1.01%	.90%	.90%
Net investment income (loss)	.90%B	1.03%	1.39%C	.98%K	1.64%D
Supplemental Data
Net assets, end of period (in millions)	$254	$191	$204	$175	$212
Portfolio turnover rateL	53%	72%	66%	72%	46%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.15 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .52%.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.10%.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.13 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.29%.

 E The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 F Total distributions per share do not sum due to rounding.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Total returns do not include the effect of the sales charges.

 I Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 K The 2018 net investment income (loss) ratio has been restated to reflect the reclassification of certain distributions received by the fund.

 L Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Value Strategies Fund Class M

Years ended November 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$34.67	$35.23	$35.16	$40.69	$41.72
Income from Investment Operations
Net investment income (loss)A	.29B	.24	.37C	.28	.54D
Net realized and unrealized gain (loss)	10.61	.92	3.93	(2.63)	6.40
Total from investment operations	10.90	1.16	4.30	(2.35)	6.94
Distributions from net investment income	(.20)	(.37)E	(.19)	(.41)	(.46)
Distributions from net realized gain	–	(1.34)E	(4.04)	(2.77)	(7.52)
Total distributions	(.20)	(1.72)F	(4.23)	(3.18)	(7.97)F
Net asset value, end of period	$45.37	$34.67	$35.23	$35.16	$40.69
Total ReturnG,H	31.59%	3.32%	16.07%	(6.38)%	19.57%
Ratios to Average Net AssetsI,J
Expenses before reductions	1.37%	1.25%	1.25%	1.14%	1.13%
Expenses net of fee waivers, if any	1.37%	1.25%	1.24%	1.14%	1.13%
Expenses net of all reductions	1.37%	1.24%	1.24%	1.13%	1.13%
Net investment income (loss)	.66%B	.81%	1.16%C	.75%	1.42%D
Supplemental Data
Net assets, end of period (in millions)	$237	$204	$234	$225	$271
Portfolio turnover rateK	53%	72%	66%	72%	46%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.16 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .29%.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .87%.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.13 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.06%.

 E The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 F Total distributions per share do not sum due to rounding.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Total returns do not include the effect of the sales charges.

 I Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Value Strategies Fund Class C

Years ended November 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$27.33	$28.07	$28.95	$34.09	$36.19
Income from Investment Operations
Net investment income (loss)A	.04B	.05	.15C	.06	.28D
Net realized and unrealized gain (loss)	8.37	.71	3.04	(2.16)	5.43
Total from investment operations	8.41	.76	3.19	(2.10)	5.71
Distributions from net investment income	(.10)	(.16)E	(.03)	(.27)	(.30)
Distributions from net realized gain	–	(1.34)E	(4.04)	(2.77)	(7.52)
Total distributions	(.10)	(1.50)	(4.07)	(3.04)	(7.81)F
Net asset value, end of period	$35.64	$27.33	$28.07	$28.95	$34.09
Total ReturnG,H	30.84%	2.73%	15.41%	(6.89)%	18.97%
Ratios to Average Net AssetsI,J
Expenses before reductions	1.92%	1.83%	1.82%	1.68%	1.68%
Expenses net of fee waivers, if any	1.91%	1.83%	1.82%	1.68%	1.68%
Expenses net of all reductions	1.91%	1.82%	1.82%	1.67%	1.67%
Net investment income (loss)	.11%B	.23%	.58%C	.21%	.87%D
Supplemental Data
Net assets, end of period (in millions)	$14	$11	$14	$34	$46
Portfolio turnover rateK	53%	72%	66%	72%	46%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.13 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.26) %.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .30%.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.11 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .52%.

 E The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 F Total distributions per share do not sum due to rounding.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Total returns do not include the effect of the contingent deferred sales charge.

 I Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Value Strategies Fund

Years ended November 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$39.30	$39.68	$39.04	$44.81	$45.17
Income from Investment Operations
Net investment income (loss)A	.58B	.43	.60C	.52	.81D
Net realized and unrealized gain (loss)	12.00	1.07	4.46	(2.92)	7.01
Total from investment operations	12.58	1.50	5.06	(2.40)	7.82
Distributions from net investment income	(.35)	(.54)E	(.38)	(.61)	(.66)
Distributions from net realized gain	–	(1.34)E	(4.04)	(2.77)	(7.52)
Total distributions	(.35)	(1.88)	(4.42)	(3.37)F	(8.18)
Net asset value, end of period	$51.53	$39.30	$39.68	$39.04	$44.81
Total ReturnG	32.24%	3.85%	16.63%	(5.89)%	20.18%
Ratios to Average Net AssetsH,I
Expenses before reductions	.86%	.76%	.74%	.63%	.62%
Expenses net of fee waivers, if any	.86%	.76%	.74%	.63%	.62%
Expenses net of all reductions	.86%	.75%	.74%	.62%	.62%
Net investment income (loss)	1.17%B	1.30%	1.66%C	1.26%	1.93%D
Supplemental Data
Net assets, end of period (in millions)	$513	$285	$332	$324	$436
Portfolio turnover rateJ	53%	72%	66%	72%	46%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.19 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .79%.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.10 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.37%.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.15 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.57%.

 E The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 F Total distributions per share do not sum due to rounding.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Value Strategies Fund Class K

Years ended November 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$39.27	$39.65	$39.03	$44.82	$45.18
Income from Investment Operations
Net investment income (loss)A	.64B	.48	.64C	.58	.86D
Net realized and unrealized gain (loss)	11.98	1.07	4.46	(2.93)	7.02
Total from investment operations	12.62	1.55	5.10	(2.35)	7.88
Distributions from net investment income	(.40)	(.59)E	(.44)	(.67)	(.72)
Distributions from net realized gain	–	(1.34)E	(4.04)	(2.77)	(7.52)
Total distributions	(.40)	(1.93)	(4.48)	(3.44)	(8.24)
Net asset value, end of period	$51.49	$39.27	$39.65	$39.03	$44.82
Total ReturnF	32.41%	3.99%	16.80%	(5.80)%	20.36%
Ratios to Average Net AssetsG,H
Expenses before reductions	.75%	.62%	.61%	.50%	.50%
Expenses net of fee waivers, if any	.75%	.61%	.61%	.50%	.50%
Expenses net of all reductions	.75%	.60%	.61%	.49%	.49%
Net investment income (loss)	1.28%B	1.44%	1.79%C	1.39%	2.05%D
Supplemental Data
Net assets, end of period (in millions)	$54	$37	$49	$49	$79
Portfolio turnover rateI	53%	72%	66%	72%	46%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.19 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .91%.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.10 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.50%.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.15 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.70%.

 E The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Value Strategies Fund Class I

Years ended November 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$36.40	$36.90	$36.64	$42.27	$43.07
Income from Investment Operations
Net investment income (loss)A	.54B	.40	.55C	.48	.74D
Net realized and unrealized gain (loss)	11.10	.98	4.12	(2.75)	6.64
Total from investment operations	11.64	1.38	4.67	(2.27)	7.38
Distributions from net investment income	(.35)	(.53)E	(.37)	(.59)	(.66)
Distributions from net realized gain	–	(1.34)E	(4.04)	(2.77)	(7.52)
Total distributions	(.35)	(1.88)F	(4.41)	(3.36)	(8.18)
Net asset value, end of period	$47.69	$36.40	$36.90	$36.64	$42.27
Total ReturnG	32.23%	3.80%	16.64%	(5.95)%	20.13%
Ratios to Average Net AssetsH,I
Expenses before reductions	.88%	.78%	.78%	.67%	.67%
Expenses net of fee waivers, if any	.88%	.78%	.78%	.67%	.67%
Expenses net of all reductions	.88%	.77%	.77%	.66%	.66%
Net investment income (loss)	1.15%B	1.27%	1.63%C	1.22%	1.88%D
Supplemental Data
Net assets, end of period (in millions)	$256	$61	$72	$62	$72
Portfolio turnover rateJ	53%	72%	66%	72%	46%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.18 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .77%.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.10 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.34%.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.14 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.53%.

 E The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 F Total distributions per share do not sum due to rounding.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2021
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Value Strategies Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Value Strategies Fund, Class K and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$305,918
Gross unrealized depreciation	(66,449)
Net unrealized appreciation (depreciation)	$239,469
Tax Cost	$1,131,101

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$14,308
Undistributed long-term capital gain	$88,278
Net unrealized appreciation (depreciation) on securities and other investments	$239,469

The tax character of distributions paid was as follows:

	November 30, 2021	November 30, 2020
Ordinary Income	$6,556	$ 11,818
Long-term Capital Gains	–	33,825
Total	$6,556	$ 45,643

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Value Strategies Fund	883,135	596,415

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Fidelity Value Strategies Fund as compared to its benchmark index, the Russell Midcap Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .65% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$604	$14
Class M	.25%	.25%	1,222	55
Class C	.75%	.25%	137	26
			$1,963	$95

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$58
Class M	6
Class C(a)	1
$65

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$429.18
Class M	397.16
Class C	29.21
Fidelity Value Strategies Fund	717.16
Class K	22.04
Class I	279.17
	$1,873

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Value Strategies Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Value Strategies Fund	$15

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Value Strategies Fund	Borrower	$6,833.33%		$-(a)

 (a) In the amount of less than five hundred dollars.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Advisor Value Strategies Fund	87,628	31,621	2,985

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Advisor Value Strategies Fund	$2

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Value Strategies Fund	$1	$–	$–

9. Expense Reductions.

During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $19.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2021	Year ended November 30, 2020
Fidelity Advisor Value Strategies Fund
Distributions to shareholders
Class A	$1,656	$10,967
Class M	1,180	11,294
Class C	40	715
Fidelity Value Strategies Fund	2,562	16,344
Class K	519	2,635
Class I	599	3,688
Total	$6,556	$45,643

11. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2021	Year ended November 30, 2020	Year ended November 30, 2021	Year ended November 30, 2020
Fidelity Advisor Value Strategies Fund
Class A
Shares sold	923	562	$38,968	$14,707
Reinvestment of distributions	46	325	1,564	10,468
Shares redeemed	(886)	(1,153)	(36,228)	(31,522)
Net increase (decrease)	83	(266)	$4,304	$(6,347)
Class M
Shares sold	264	233	$11,691	$6,817
Reinvestment of distributions	30	306	1,087	10,508
Shares redeemed	(946)	(1,318)	(41,613)	(38,923)
Net increase (decrease)	(652)	(779)	$(28,835)	$(21,598)
Class C
Shares sold	176	96	$6,181	$1,957
Reinvestment of distributions	1	26	39	705
Shares redeemed	(199)	(191)	(6,868)	(4,381)
Net increase (decrease)	(22)	(69)	$(648)	$(1,719)
Fidelity Value Strategies Fund
Shares sold	5,709	1,873	$286,521	$64,949
Reinvestment of distributions	59	399	2,426	15,456
Shares redeemed	(3,070)	(3,381)	(154,252)	(109,785)
Net increase (decrease)	2,698	(1,109)	$134,695	$(29,380)
Class K
Shares sold	940	580	$42,621	$20,190
Reinvestment of distributions	13	68	519	2,635
Shares redeemed	(838)	(947)	(38,317)	(30,980)
Net increase (decrease)	115	(299)	$4,823	$(8,155)
Class I
Shares sold	4,762	367	$225,688	$11,900
Reinvestment of distributions	15	97	571	3,475
Shares redeemed	(1,086)	(744)	(51,336)	(23,068)
Net increase (decrease)	3,691	(280)	$174,923	$(7,693)

12. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Value Strategies Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Strategies Fund (the "Fund"), a fund of Advisor Series I, including the schedule of investments, as of November 30, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

January 14, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 314 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2021 to November 30, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2021	Ending Account Value November 30, 2021	Expenses Paid During Period-B June 1, 2021 to November 30, 2021
Fidelity Advisor Value Strategies Fund
Class A	1.13%
Actual		$1,000.00	$973.70	$5.59
Hypothetical-C		$1,000.00	$1,019.40	$5.72
Class M	1.36%
Actual		$1,000.00	$972.60	$6.73
Hypothetical-C		$1,000.00	$1,018.25	$6.88
Class C	1.91%
Actual		$1,000.00	$969.80	$9.43
Hypothetical-C		$1,000.00	$1,015.49	$9.65
Fidelity Value Strategies Fund	.86%
Actual		$1,000.00	$974.80	$4.26
Hypothetical-C		$1,000.00	$1,020.76	$4.36
Class K	.75%
Actual		$1,000.00	$975.60	$3.71
Hypothetical-C		$1,000.00	$1,021.31	$3.80
Class I	.88%
Actual		$1,000.00	$975.10	$4.36
Hypothetical-C		$1,000.00	$1,020.66	$4.46

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Value Strategies Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Value Strategies Fund
Class A	12/29/21	12/28/21	$0.385	$3.292
Class M	12/29/21	12/28/21	$0.247	$3.292
Class C	12/29/21	12/28/21	$0.136	$3.292
Fidelity Value Strategies Fund	12/29/21	12/28/21	$0.487	$3.292
Class K	12/29/21	12/28/21	$0.540	$3.292
Class I	12/29/21	12/28/21	$0.507	$3.292

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2021, $88,278,376, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class M, Class C, Fidelity Advisor Value Strategies Fund, Class K and Class I designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, Fidelity Advisor Value Strategies Fund, Class K and Class I designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

SO-ANN-0122
1.539180.124

Fidelity Advisor® Equity Income Fund

Annual Report

November 30, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	11.65%	7.19%	9.89%
Class M (incl. 3.50% sales charge)	14.03%	7.44%	9.90%
Class C (incl. contingent deferred sales charge)	16.51%	7.63%	9.87%
Class I	18.75%	8.75%	10.83%
Class Z	18.89%	8.90%	10.97%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Equity Income Fund - Class A on November 30, 2011, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Period Ending Values
$25,684	Fidelity Advisor® Equity Income Fund - Class A
$32,297	Russell 3000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 27.92% for the 12 months ending November 30, 2021, with U.S. equities rising on the prospect of a surge in economic growth amid strong corporate earnings, widespread COVID-19 vaccination, fiscal stimulus and fresh spending programs. After the index closed 2020 at an all-time high, investors were hopeful as the new year began. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. A flattish May reflected concerns about inflation and jobs, but the rally resumed through August amid strong earnings. In early September, sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. In addition, the Fed signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The index returned -4.65% in September, its first monthly decline since January, but sharply reversed course with a 7.01% gain in October, driven by strength in earnings and notable improvement in the economy. By sector, energy gained about 57% to lead by a wide margin, followed by financials (+39%), whereas the defensive utilities (+8%) and consumer staples (+9%) groups notably lagged.

Comments from Portfolio Manager John Sheehy:  For the fiscal year ending November 30, 2021, the fund's share classes (excluding sales charges, if applicable) gained about 18% to 19%, trailing the 22.92% result of the benchmark Russell 3000® Value Index. The largest detractor from performance versus the benchmark was the combination of subpar stock picks and an overweighting in the health care sector. Weak security selection among information technology and energy stocks also hindered the portfolio's relative return. The biggest individual relative detractor was an overweighting in Bristol-Myers Squibb, which returned roughly -11% the past year and was among the fund’s largest holdings. Non-benchmark exposure to Unilever, also one of our biggest holdings, returned about -14% and weighed on performance versus the benchmark as well. Further hampering performance was our outsized stake in Verizon Communications, which returned -13% and was another one of the portfolio's more sizable positions at the end of the period. In contrast, the biggest contributor to the fund’s relative performance was stock selection in financials. Favorable investment choices in consumer discretionary and utilities also helped. Our top individual relative contributor was an overweighting in Wells Fargo, which gained 77% the past 12 months and was among the portfolio's biggest holdings. Avoiding AT&T, a benchmark component that returned roughly -15%, also added value on a relative basis. The fund's non-benchmark stake in Capgemini (+68%) also helped, though we decreased our stake in the company the past 12 months.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2021

% of fund's net assets
Verizon Communications, Inc.	3.0
Bristol-Myers Squibb Co.	2.8
Unilever PLC sponsored ADR	2.6
Wells Fargo & Co.	2.3
Cisco Systems, Inc.	2.1
Amdocs Ltd.	2.0
Philip Morris International, Inc.	2.0
Johnson & Johnson	2.0
Merck & Co., Inc.	1.9
State Street Corp.	1.9
22.6

Top Five Market Sectors as of November 30, 2021

% of fund's net assets
Health Care	17.7
Financials	16.2
Information Technology	13.1
Industrials	12.1
Consumer Staples	11.0

Asset Allocation (% of fund's net assets)

As of November 30, 2021*
Stocks	97.6%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	2.3%

 * Foreign investments - 18.9%

Schedule of Investments November 30, 2021

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value (000s)
COMMUNICATION SERVICES - 7.1%
Diversified Telecommunication Services - 3.6%
Deutsche Telekom AG	480,800	$8,468
Verizon Communications, Inc.	928,490	46,676
		55,144
Entertainment - 0.4%
The Walt Disney Co. (a)	43,700	6,332
Media - 3.1%
Cogeco Communications, Inc.	112,300	8,583
Comcast Corp. Class A	313,900	15,689
Omnicom Group, Inc.	364,300	24,521
		48,793

TOTAL COMMUNICATION SERVICES		110,269

CONSUMER DISCRETIONARY - 3.9%
Household Durables - 1.1%
Whirlpool Corp. (b)	80,100	17,441
Internet & Direct Marketing Retail - 0.8%
eBay, Inc.	179,000	12,075
Multiline Retail - 0.5%
Kohl's Corp.	124,300	6,368
Nordstrom, Inc. (a)	71,000	1,503
		7,871
Specialty Retail - 1.0%
Camping World Holdings, Inc. (b)	143,600	6,298
Lowe's Companies, Inc.	39,400	9,637
		15,935
Textiles, Apparel & Luxury Goods - 0.5%
Kontoor Brands, Inc.	14,136	762
Tapestry, Inc.	154,500	6,199
		6,961

TOTAL CONSUMER DISCRETIONARY		60,283

CONSUMER STAPLES - 11.0%
Beverages - 2.3%
Anheuser-Busch InBev SA NV ADR (b)	152,200	8,481
Keurig Dr. Pepper, Inc.	236,000	8,022
The Coca-Cola Co.	366,700	19,233
		35,736
Household Products - 3.1%
Kimberly-Clark Corp.	94,700	12,340
Procter & Gamble Co.	165,400	23,914
Reynolds Consumer Products, Inc.	414,300	12,089
		48,343
Personal Products - 2.6%
Unilever PLC sponsored ADR	799,100	40,634
Tobacco - 3.0%
Altria Group, Inc.	371,100	15,824
Philip Morris International, Inc.	366,700	31,514
		47,338

TOTAL CONSUMER STAPLES		172,051

ENERGY - 3.8%
Oil, Gas & Consumable Fuels - 3.8%
BP PLC sponsored ADR	94,100	2,443
Enterprise Products Partners LP	847,300	18,124
Exxon Mobil Corp.	155,900	9,329
Parkland Corp.	338,100	8,729
Royal Dutch Shell PLC Class A sponsored ADR	366,200	15,395
Suncor Energy, Inc.	245,400	5,978
		59,998
FINANCIALS - 16.2%
Banks - 6.6%
Citigroup, Inc.	243,200	15,492
Huntington Bancshares, Inc.	548,100	8,134
M&T Bank Corp.	138,000	20,232
PNC Financial Services Group, Inc.	112,900	22,241
Wells Fargo & Co.	758,550	36,244
		102,343
Capital Markets - 3.3%
Bank of New York Mellon Corp.	260,800	14,289
Lazard Ltd. Class A	180,800	7,706
State Street Corp.	335,899	29,885
		51,880
Insurance - 6.3%
Assurant, Inc.	44,800	6,814
AXA SA	478,900	13,164
Chubb Ltd.	83,484	14,983
Fairfax Financial Holdings Ltd. (sub. vtg.)	21,300	9,453
First American Financial Corp.	243,000	18,026
Old Republic International Corp.	420,100	10,066
The Travelers Companies, Inc.	176,300	25,907
		98,413

TOTAL FINANCIALS		252,636

HEALTH CARE - 17.7%
Biotechnology - 1.5%
AbbVie, Inc.	206,000	23,748
Health Care Providers & Services - 6.6%
AmerisourceBergen Corp.	143,300	16,587
Anthem, Inc.	42,900	17,427
Cigna Corp.	103,100	19,785
CVS Health Corp.	151,436	13,487
McKesson Corp.	75,500	16,365
Premier, Inc.	161,500	5,987
UnitedHealth Group, Inc.	30,400	13,504
		103,142
Pharmaceuticals - 9.6%
Bristol-Myers Squibb Co.	801,700	42,995
Johnson & Johnson	200,218	31,220
Merck & Co., Inc.	402,900	30,181
Organon & Co.	281,030	8,215
Royalty Pharma PLC	228,500	9,087
Sanofi SA sponsored ADR	571,500	27,186
		148,884

TOTAL HEALTH CARE		275,774

INDUSTRIALS - 12.1%
Aerospace & Defense - 3.6%
General Dynamics Corp.	140,300	26,512
Lockheed Martin Corp.	23,100	7,700
Raytheon Technologies Corp.	273,907	22,165
		56,377
Air Freight & Logistics - 0.5%
United Parcel Service, Inc. Class B	38,600	7,657
Building Products - 0.8%
Owens Corning	146,300	12,412
Electrical Equipment - 0.7%
Regal Rexnord Corp.	63,200	9,992
Industrial Conglomerates - 2.6%
3M Co.	90,900	15,457
General Electric Co.	85,794	8,150
Hitachi Ltd.	249,500	14,615
Rheinmetall AG	32,100	2,862
		41,084
Machinery - 2.3%
Allison Transmission Holdings, Inc.	475,900	16,461
Otis Worldwide Corp.	86,753	6,975
Stanley Black & Decker, Inc.	71,400	12,478
		35,914
Professional Services - 1.6%
Intertrust NV (a)(c)	398,600	9,222
Manpower, Inc.	78,200	7,009
Science Applications Internati	106,800	8,959
		25,190

TOTAL INDUSTRIALS		188,626

INFORMATION TECHNOLOGY - 13.1%
Communications Equipment - 2.1%
Cisco Systems, Inc.	605,853	33,225
IT Services - 7.6%
Amdocs Ltd.	459,522	32,084
Capgemini SA	48,100	11,134
Fidelity National Information Services, Inc.	235,100	24,568
Fiserv, Inc. (a)	97,800	9,440
Genpact Ltd.	221,000	10,668
Global Payments, Inc.	100,800	11,999
IBM Corp.	101,300	11,862
Maximus, Inc.	86,400	6,519
		118,274
Software - 2.3%
Micro Focus International PLC	536,790	2,487
Open Text Corp.	362,000	17,161
SS&C Technologies Holdings, Inc.	210,500	16,067
		35,715
Technology Hardware, Storage & Peripherals - 1.1%
Samsung Electronics Co. Ltd.	273,980	16,510

TOTAL INFORMATION TECHNOLOGY		203,724

MATERIALS - 3.1%
Chemicals - 1.6%
CF Industries Holdings, Inc.	177,400	10,749
DuPont de Nemours, Inc.	103,666	7,667
LyondellBasell Industries NV Class A	81,000	7,058
		25,474
Metals & Mining - 1.5%
Newmont Corp.	430,900	23,665

TOTAL MATERIALS		49,139

REAL ESTATE - 2.5%
Equity Real Estate Investment Trusts (REITs) - 2.5%
Corporate Office Properties Trust (SBI)	391,900	10,056
Douglas Emmett, Inc.	153,000	5,014
Highwoods Properties, Inc. (SBI)	326,400	14,100
National Retail Properties, Inc.	214,700	9,468
		38,638
UTILITIES - 7.1%
Electric Utilities - 5.6%
Duke Energy Corp.	187,500	18,189
Edison International	289,364	18,890
Entergy Corp.	136,700	13,716
Exelon Corp.	228,300	12,038
FirstEnergy Corp.	217,100	8,176
PPL Corp.	403,300	11,224
Southern Co.	82,900	5,065
		87,298
Independent Power and Renewable Electricity Producers - 0.6%
Vistra Corp.	505,500	10,049
Multi-Utilities - 0.9%
CenterPoint Energy, Inc.	531,500	13,771

TOTAL UTILITIES		111,118

TOTAL COMMON STOCKS
(Cost $1,336,660)		1,522,256

Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Utica Shale Drilling Program (non-operating revenue interest) (d)(e)(f)
(Cost $5,865)	5,865,354	1,898

Money Market Funds - 3.0%
Fidelity Cash Central Fund 0.06% (g)	35,903,258	35,910
Fidelity Securities Lending Cash Central Fund 0.07% (g)(h)	11,222,382	11,224
TOTAL MONEY MARKET FUNDS
(Cost $47,134)		47,134
TOTAL INVESTMENT IN SECURITIES - 100.7%
(Cost $1,389,659)		1,571,288
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(10,677)
NET ASSETS - 100%		$1,560,611

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $9,222,000 or 0.6% of net assets.

 (d) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (e) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,898,000 or 0.1% of net assets.

 (f) Level 3 security

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Utica Shale Drilling Program (non-operating revenue interest)	10/5/16 - 9/1/17	$5,865

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$22,216	$196,559	$182,865	$17	$--	$--	$35,910	0.1%
Fidelity Securities Lending Cash Central Fund 0.07%	7,982	193,908	190,666	36	--	--	11,224	0.0%
Total	$30,198	$390,467	$373,531	$53	$--	$--	$47,134

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$110,269	$101,801	$8,468	$--
Consumer Discretionary	60,283	60,283	--	--
Consumer Staples	172,051	172,051	--	--
Energy	59,998	59,998	--	--
Financials	252,636	239,472	13,164	--
Health Care	275,774	275,774	--	--
Industrials	188,626	174,011	14,615	--
Information Technology	203,724	201,237	2,487	--
Materials	49,139	49,139	--	--
Real Estate	38,638	38,638	--	--
Utilities	111,118	111,118	--	--
Other	1,898	--	--	1,898
Money Market Funds	47,134	47,134	--	--
Total Investments in Securities:	$1,571,288	$1,530,656	$38,734	$1,898

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	81.1%
United Kingdom	3.9%
France	3.3%
Canada	3.1%
Bailiwick of Guernsey	2.0%
Bermuda	1.2%
Korea (South)	1.1%
Netherlands	1.0%
Switzerland	1.0%
Others (Individually Less Than 1%)	2.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2021
Assets
Investment in securities, at value (including securities loaned of $10,424) — See accompanying schedule: Unaffiliated issuers (cost $1,342,525)	$1,524,154
Fidelity Central Funds (cost $47,134)	47,134
Total Investment in Securities (cost $1,389,659)		$1,571,288
Cash		9
Restricted cash		28
Receivable for investments sold		1,920
Receivable for fund shares sold		1,196
Dividends receivable		4,100
Distributions receivable from Fidelity Central Funds		3
Prepaid expenses		2
Other receivables		84
Total assets		1,578,630
Liabilities
Payable for investments purchased	$4,162
Payable for fund shares redeemed	1,273
Accrued management fee	582
Distribution and service plan fees payable	438
Other affiliated payables	271
Other payables and accrued expenses	70
Collateral on securities loaned	11,223
Total liabilities		18,019
Net Assets		$1,560,611
Net Assets consist of:
Paid in capital		$1,235,248
Total accumulated earnings (loss)		325,363
Net Assets		$1,560,611
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($675,220 ÷ 20,881.5 shares)(a)		$32.34
Maximum offering price per share (100/94.25 of $32.34)		$34.31
Class M:
Net Asset Value and redemption price per share ($554,644 ÷ 16,654.2 shares)(a)		$33.30
Maximum offering price per share (100/96.50 of $33.30)		$34.51
Class C:
Net Asset Value and offering price per share ($51,811 ÷ 1,582.1 shares)(a)		$32.75
Class I:
Net Asset Value, offering price and redemption price per share ($244,066 ÷ 7,119.7 shares)		$34.28
Class Z:
Net Asset Value, offering price and redemption price per share ($34,870 ÷ 1,018.3 shares)		$34.24

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2021
Investment Income
Dividends		$42,584
Income from Fidelity Central Funds (including $36 from security lending)		53
Total income		42,637
Expenses
Management fee	$6,734
Transfer agent fees	2,746
Distribution and service plan fees	5,248
Accounting fees	492
Custodian fees and expenses	25
Independent trustees' fees and expenses	6
Registration fees	83
Audit	68
Legal	5
Miscellaneous	8
Total expenses before reductions	15,415
Expense reductions	(25)
Total expenses after reductions		15,390
Net investment income (loss)		27,247
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	150,273
Foreign currency transactions	29
Total net realized gain (loss)		150,302
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	75,055
Assets and liabilities in foreign currencies	(7)
Total change in net unrealized appreciation (depreciation)		75,048
Net gain (loss)		225,350
Net increase (decrease) in net assets resulting from operations		$252,597

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2021	Year ended November 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$27,247	$33,072
Net realized gain (loss)	150,302	3,568
Change in net unrealized appreciation (depreciation)	75,048	(59,755)
Net increase (decrease) in net assets resulting from operations	252,597	(23,115)
Distributions to shareholders	(30,150)	(120,284)
Share transactions - net increase (decrease)	(54,783)	(103,256)
Total increase (decrease) in net assets	167,664	(246,655)
Net Assets
Beginning of period	1,392,947	1,639,602
End of period	$1,560,611	$1,392,947

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Equity Income Fund Class A

Years ended November 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$27.88	$30.22	$31.53	$34.96	$32.05
Income from Investment Operations
Net investment income (loss)A	.58	.65	.67	.68	.62
Net realized and unrealized gain (loss)	4.53	(.67)	2.08	(.37)B	3.32
Total from investment operations	5.11	(.02)	2.75	.31	3.94
Distributions from net investment income	(.65)	(.66)	(.65)	(.78)	(.58)C
Distributions from net realized gain	–D	(1.67)	(3.41)	(2.95)	(.46)C
Total distributions	(.65)	(2.32)E	(4.06)	(3.74)E	(1.03)E
Net asset value, end of period	$32.34	$27.88	$30.22	$31.53	$34.96
Total ReturnF,G	18.46%	.02%	11.73%	.77%B	12.55%
Ratios to Average Net AssetsH,I
Expenses before reductions	.90%	.92%	.93%	.93%	.94%
Expenses net of fee waivers, if any	.89%	.92%	.92%	.93%	.94%
Expenses net of all reductions	.89%	.92%	.92%	.91%	.93%
Net investment income (loss)	1.80%	2.51%	2.37%	2.11%	1.88%
Supplemental Data
Net assets, end of period (in millions)	$675	$591	$660	$609	$686
Portfolio turnover rateJ	48%	65%	48%	59%	48%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.04 per share. Excluding these litigation proceeds, the total return would have been .64%

 C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 D Amount represents less than $.005 per share.

 E Total distributions per share do not sum due to rounding.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Equity Income Fund Class M

Years ended November 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$28.69	$31.02	$32.24	$35.65	$32.66
Income from Investment Operations
Net investment income (loss)A	.52	.60	.62	.62	.56
Net realized and unrealized gain (loss)	4.66	(.68)	2.15	(.38)B	3.38
Total from investment operations	5.18	(.08)	2.77	.24	3.94
Distributions from net investment income	(.57)	(.59)	(.58)	(.70)	(.50)C
Distributions from net realized gain	–D	(1.67)	(3.41)	(2.95)	(.46)C
Total distributions	(.57)	(2.25)E	(3.99)	(3.65)	(.95)E
Net asset value, end of period	$33.30	$28.69	$31.02	$32.24	$35.65
Total ReturnF,G	18.16%	(.22)%	11.46%	.56%B	12.29%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.14%	1.16%	1.16%	1.16%	1.17%
Expenses net of fee waivers, if any	1.13%	1.16%	1.16%	1.16%	1.17%
Expenses net of all reductions	1.13%	1.15%	1.16%	1.15%	1.17%
Net investment income (loss)	1.56%	2.28%	2.14%	1.88%	1.64%
Supplemental Data
Net assets, end of period (in millions)	$555	$534	$642	$662	$775
Portfolio turnover rateJ	48%	65%	48%	59%	48%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.04 per share. Excluding these litigation proceeds, the total return would have been .43%

 C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 D Amount represents less than $.005 per share.

 E Total distributions per share do not sum due to rounding.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Equity Income Fund Class C

Years ended November 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$28.21	$30.52	$31.73	$35.15	$32.21
Income from Investment Operations
Net investment income (loss)A	.32	.45	.45	.44	.37
Net realized and unrealized gain (loss)	4.60	(.66)	2.12	(.39)B	3.35
Total from investment operations	4.92	(.21)	2.57	.05	3.72
Distributions from net investment income	(.37)	(.43)	(.37)	(.52)	(.32)C
Distributions from net realized gain	–D	(1.67)	(3.41)	(2.95)	(.46)C
Total distributions	(.38)E	(2.10)	(3.78)	(3.47)	(.78)
Net asset value, end of period	$32.75	$28.21	$30.52	$31.73	$35.15
Total ReturnF,G	17.51%	(.77)%	10.86%	(.01)%B	11.72%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.70%	1.72%	1.72%	1.70%	1.70%
Expenses net of fee waivers, if any	1.69%	1.72%	1.71%	1.69%	1.70%
Expenses net of all reductions	1.69%	1.72%	1.71%	1.68%	1.70%
Net investment income (loss)	1.00%	1.71%	1.58%	1.34%	1.11%
Supplemental Data
Net assets, end of period (in millions)	$52	$63	$84	$160	$195
Portfolio turnover rateJ	48%	65%	48%	59%	48%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.04 per share. Excluding these litigation proceeds, the total return would have been (.14)%

 C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 D Amount represents less than $.005 per share.

 E Total distributions per share do not sum due to rounding.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Equity Income Fund Class I

Years ended November 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$29.51	$31.85	$32.99	$36.40	$33.31
Income from Investment Operations
Net investment income (loss)A	.70	.75	.78	.80	.74
Net realized and unrealized gain (loss)	4.80	(.70)	2.21	(.39)B	3.46
Total from investment operations	5.50	.05	2.99	.41	4.20
Distributions from net investment income	(.73)	(.72)	(.72)	(.87)	(.65)C
Distributions from net realized gain	–D	(1.67)	(3.41)	(2.95)	(.46)C
Total distributions	(.73)	(2.39)	(4.13)	(3.82)	(1.11)
Net asset value, end of period	$34.28	$29.51	$31.85	$32.99	$36.40
Total ReturnE	18.75%	.27%	12.00%	1.05%B	12.86%
Ratios to Average Net AssetsF,G
Expenses before reductions	.65%	.67%	.67%	.67%	.68%
Expenses net of fee waivers, if any	.65%	.67%	.67%	.67%	.68%
Expenses net of all reductions	.65%	.66%	.67%	.66%	.68%
Net investment income (loss)	2.05%	2.77%	2.63%	2.37%	2.14%
Supplemental Data
Net assets, end of period (in millions)	$244	$178	$227	$243	$269
Portfolio turnover rateH	48%	65%	48%	59%	48%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been .92%

 C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Equity Income Fund Class Z

Years ended November 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$29.48	$31.82	$32.96	$36.38	$33.30
Income from Investment Operations
Net investment income (loss)A	.75	.79	.82	.85	.79
Net realized and unrealized gain (loss)	4.78	(.70)	2.21	(.40)B	3.46
Total from investment operations	5.53	.09	3.03	.45	4.25
Distributions from net investment income	(.77)	(.76)	(.77)	(.91)	(.71)C
Distributions from net realized gain	–D	(1.67)	(3.41)	(2.95)	(.46)C
Total distributions	(.77)	(2.43)	(4.17)E	(3.87)E	(1.17)
Net asset value, end of period	$34.24	$29.48	$31.82	$32.96	$36.38
Total ReturnF	18.89%	.43%	12.18%	1.16%B	13.02%
Ratios to Average Net AssetsG,H
Expenses before reductions	.51%	.53%	.53%	.53%	.54%
Expenses net of fee waivers, if any	.51%	.52%	.53%	.53%	.53%
Expenses net of all reductions	.51%	.52%	.52%	.52%	.53%
Net investment income (loss)	2.18%	2.91%	2.77%	2.51%	2.28%
Supplemental Data
Net assets, end of period (in millions)	$35	$26	$27	$22	$23
Portfolio turnover rateI	48%	65%	48%	59%	48%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 1.03%

 C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 D Amount represents less than $.005 per share.

 E Total distributions per share do not sum due to rounding.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2021
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Equity Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Advisor Equity Income Fund	$54

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred Trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$241,697
Gross unrealized depreciation	(55,594)
Net unrealized appreciation (depreciation)	$186,103
Tax Cost	$1,385,185

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$39,213
Undistributed long-term capital gain	$104,840
Net unrealized appreciation (depreciation) on securities and other investments	$181,309

The tax character of distributions paid was as follows:

	November 30, 2021	November 30, 2020
Ordinary Income	$30,150	$ 32,522
Long-term Capital Gains	–	87,762
Total	$30,150	$ 120,284

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity Advisor Equity Income Fund	1,926.12

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Equity Income Fund	730,749	796,877

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .43% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,698	$39
Class M	.25%	.25%	2,923	27
Class C	.75%	.25%	627	56
			$5,248	$122

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$93
Class M	14
Class C(a)	2
$109

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,208.18
Class M	979.17
Class C	142.23
Class I	403.18
Class Z	14.04
	$2,746

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Equity Income Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Equity Income Fund	$16

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Advisor Equity Income Fund	51,498	77,120	10,460

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Advisor Equity Income Fund	178

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Advisor Equity Income Fund	$3

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Equity Income Fund	$4	$–	$–

8. Expense Reductions.

During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $25.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2021	Year ended November 30, 2020
Fidelity Advisor Equity Income Fund
Distributions to shareholders
Class A	$13,793	$50,413
Class M	10,202	45,467
Class C	748	5,660
Class I	4,681	16,633
Class Z	726	2,111
Total	$30,150	$120,284

10. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2021	Year ended November 30, 2020	Year ended November 30, 2021	Year ended November 30, 2020
Fidelity Advisor Equity Income Fund
Class A
Shares sold	2,209	1,785	$71,294	$45,360
Reinvestment of distributions	420	1,709	13,047	47,884
Shares redeemed	(2,950)	(4,122)	(94,556)	(105,342)
Net increase (decrease)	(321)	(628)	$(10,215)	$(12,098)
Class M
Shares sold	1,292	1,555	$42,524	$40,510
Reinvestment of distributions	313	1,540	9,978	44,626
Shares redeemed	(3,554)	(5,199)	(117,076)	(136,971)
Net increase (decrease)	(1,949)	(2,104)	$(64,574)	$(51,835)
Class C
Shares sold	331	263	$10,767	$6,887
Reinvestment of distributions	24	184	733	5,305
Shares redeemed	(1,023)	(934)	(33,534)	(23,819)
Net increase (decrease)	(668)	(487)	$(22,034)	$(11,627)
Class I
Shares sold	2,020	841	$69,683	$22,912
Reinvestment of distributions	129	488	4,280	14,415
Shares redeemed	(1,069)	(2,417)	(36,136)	(66,691)
Net increase (decrease)	1,080	(1,088)	$37,827	$(29,364)
Class Z
Shares sold	299	320	$10,184	$8,792
Reinvestment of distributions	20	66	650	1,925
Shares redeemed	(197)	(342)	(6,621)	(9,049)
Net increase (decrease)	122	44	$4,213	$1,668

11. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Income Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Income Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

January 13, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 314 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2021 to November 30, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2021	Ending Account Value November 30, 2021	Expenses Paid During Period-B June 1, 2021 to November 30, 2021
Fidelity Advisor Equity Income Fund
Class A	.89%
Actual		$1,000.00	$965.00	$4.38
Hypothetical-C		$1,000.00	$1,020.61	$4.51
Class M	1.13%
Actual		$1,000.00	$963.90	$5.56
Hypothetical-C		$1,000.00	$1,019.40	$5.72
Class C	1.68%
Actual		$1,000.00	$961.20	$8.26
Hypothetical-C		$1,000.00	$1,016.65	$8.49
Class I	.65%
Actual		$1,000.00	$966.10	$3.20
Hypothetical-C		$1,000.00	$1,021.81	$3.29
Class Z	.51%
Actual		$1,000.00	$966.80	$2.51
Hypothetical-C		$1,000.00	$1,022.51	$2.59

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Equity Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Equity Income Fund
Class A	12/29/21	12/28/21	$0.200	$2.913
Class M	12/29/21	12/28/21	$0.176	$2.913
Class C	12/29/21	12/28/21	$0.122	$2.913
Class I	12/29/21	12/28/21	$0.222	$2.913
Class Z	12/29/21	12/28/21	$0.236	$2.913

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2021, $104,839,821, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.01% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 80.76% of the short-term capital gain dividends distributed in December, 2020 as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

Class A, Class M, Class C, Class I, and Class Z designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, Class I, and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

EPI-ANN-0122
1.539449.125

Fidelity Advisor® Equity Growth Fund

Annual Report

November 30, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	19.09%	24.26%	18.27%
Class M (incl. 3.50% sales charge)	21.58%	24.55%	18.29%
Class C (incl. contingent deferred sales charge)	24.36%	24.77%	18.26%
Class I	26.65%	26.07%	19.31%
Class Z	26.77%	26.23%	19.44%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Equity Growth Fund - Class A on November 30, 2011, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Period Ending Values
$53,549	Fidelity Advisor® Equity Growth Fund - Class A
$57,496	Russell 3000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 27.92% for the 12 months ending November 30, 2021, with U.S. equities rising on the prospect of a surge in economic growth amid strong corporate earnings, widespread COVID-19 vaccination, fiscal stimulus and fresh spending programs. After the index closed 2020 at an all-time high, investors were hopeful as the new year began. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. A flattish May reflected concerns about inflation and jobs, but the rally resumed through August amid strong earnings. In early September, sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. In addition, the Fed signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The index returned -4.65% in September, its first monthly decline since January, but sharply reversed course with a 7.01% gain in October, driven by strength in earnings and notable improvement in the economy. By sector, energy gained about 57% to lead by a wide margin, followed by financials (+39%), whereas the defensive utilities (+8%) and consumer staples (+9%) groups notably lagged.

Comments from Co-Managers Asher Anolic and Jason Weiner:  For the fiscal year ending November 30, 2021, the fund's share classes (excluding sales charges, if applicable) gained roughly 25% to 27%, underperforming the 29.39% result of the benchmark Russell 3000® Growth Index. Versus the benchmark, industry positioning was the primary detractor, especially in the automobiles & components area of the consumer discretionary sector. Also hurting performance was an overweighting in health care and an underweighting in information technology. Not owning Tesla, a benchmark component that gained about 102%, was the largest individual relative detractor. The fund's non-benchmark stake in Tencent Holdings, a position not held at period end, returned about -16%. Another notable relative detractor was an outsized stake in Meta Platforms (+16%), which was among our biggest holdings. Lastly, the fund's foreign holdings detracted overall, hampered in part by a broadly stronger U.S. dollar. Conversely, the top contributor to performance versus the benchmark was our security selection in the information technology sector, especially within the software & services industry. An overweighting in energy and stock selection in materials also bolstered the fund's relative result. The biggest individual relative contributor was an overweight position in Nvidia (+144%). Nvidia was among the fund's largest holdings. Also lifting performance was our overweighting in Alphabet, which gained 62%. Alphabet was among our biggest holdings. Another notable relative contributor was our lighter-than-benchmark stake in Visa (-7%), a position not held at period end. Notable changes in positioning include decreased exposure to the consumer discretionary sector and a higher allocation to communication services.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2021

% of fund's net assets
Microsoft Corp.	11.2
Alphabet, Inc. Class A	9.8
Amazon.com, Inc.	5.5
Apple, Inc.	5.3
NVIDIA Corp.	4.7
Meta Platforms, Inc. Class A	4.3
UnitedHealth Group, Inc.	3.8
Adobe, Inc.	3.7
Qualcomm, Inc.	1.8
Palo Alto Networks, Inc.	1.6
51.7

Top Five Market Sectors as of November 30, 2021

% of fund's net assets
Information Technology	39.0
Communication Services	19.3
Health Care	13.5
Consumer Discretionary	8.5
Industrials	8.1

Asset Allocation (% of fund's net assets)

As of November 30, 2021*
Stocks	99.8%
Convertible Securities	0.2%

 * Foreign investments - 11.8%

Schedule of Investments November 30, 2021

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value (000s)
COMMUNICATION SERVICES - 19.3%
Diversified Telecommunication Services - 0.8%
Cellnex Telecom SA (a)	671,123	$39,609
Entertainment - 3.6%
Roblox Corp. (b)	51,400	6,482
Sea Ltd. ADR (b)	72,900	21,000
Take-Two Interactive Software, Inc. (b)	147,518	24,470
Universal Music Group NV	2,435,575	69,911
Warner Music Group Corp. Class A	1,509,343	65,400
		187,263
Interactive Media & Services - 14.3%
Alphabet, Inc. Class A (b)	178,632	506,949
Meta Platforms, Inc. Class A (b)	683,274	221,695
ZipRecruiter, Inc.	36,800	1,018
Zoominfo Technologies, Inc. (b)	216,100	13,333
		742,995
Media - 0.6%
Cable One, Inc.	15,100	26,758
Liberty Media Corp. Liberty Formula One Group Series C (b)	67,641	4,121
		30,879

TOTAL COMMUNICATION SERVICES		1,000,746

CONSUMER DISCRETIONARY - 8.5%
Automobiles - 0.6%
Ferrari NV	114,411	29,799
XPeng, Inc. ADR (b)	19,500	1,073
		30,872
Diversified Consumer Services - 0.5%
Laureate Education, Inc. Class A	2,031,744	20,317
Mister Car Wash, Inc.	247,021	3,967
		24,284
Hotels, Restaurants & Leisure - 0.7%
Airbnb, Inc. Class A	147,600	25,467
Flutter Entertainment PLC (b)	85,600	11,601
		37,068
Household Durables - 0.0%
Blu Investments LLC (b)(c)(d)	12,123,162	4
Internet & Direct Marketing Retail - 5.5%
Amazon.com, Inc. (b)	81,393	285,451
Specialty Retail - 0.5%
Aritzia, Inc. (b)	89,600	3,550
Victoria's Secret & Co.	417,900	22,684
		26,234
Textiles, Apparel & Luxury Goods - 0.7%
LVMH Moet Hennessy Louis Vuitton SE	29,217	22,750
On Holding AG	11,400	458
Samsonite International SA (a)(b)	5,604,000	10,492
		33,700

TOTAL CONSUMER DISCRETIONARY		437,613

CONSUMER STAPLES - 1.3%
Beverages - 0.9%
Kweichow Moutai Co. Ltd. (A Shares)	37,766	11,457
Monster Beverage Corp. (b)	410,400	34,383
		45,840
Household Products - 0.4%
Reckitt Benckiser Group PLC	258,308	20,924

TOTAL CONSUMER STAPLES		66,764

ENERGY - 1.4%
Oil, Gas & Consumable Fuels - 1.4%
Reliance Industries Ltd.	2,100,161	67,267
Reliance Industries Ltd. (b)	130,164	4,169
		71,436
FINANCIALS - 4.2%
Banks - 0.2%
HDFC Bank Ltd.	135,292	2,682
HDFC Bank Ltd. sponsored ADR	139,581	9,138
		11,820
Capital Markets - 2.7%
BlackRock, Inc. Class A	33,400	30,214
CME Group, Inc.	306,822	67,660
Morningstar, Inc.	29,100	9,031
MSCI, Inc.	38,311	24,115
S&P Global, Inc.	12,300	5,605
		136,625
Diversified Financial Services - 0.0%
Ion Acquisition Corp. 2 Ltd. (c)	242,614	1,736
Insurance - 1.3%
American Financial Group, Inc.	156,010	20,844
Arthur J. Gallagher & Co.	234,231	38,156
BRP Group, Inc. (b)	255,241	9,454
		68,454

TOTAL FINANCIALS		218,635

HEALTH CARE - 13.5%
Biotechnology - 3.3%
Adamas Pharmaceuticals, Inc.:
rights (b)(d)	1,000,100	60
rights (b)(d)	1,000,100	60
Affimed NV (b)	337,485	2,302
Alnylam Pharmaceuticals, Inc. (b)	47,800	8,786
Applied Therapeutics, Inc. (b)	247,100	2,837
Atara Biotherapeutics, Inc. (b)	232,900	4,167
BioNTech SE ADR (b)(e)	19,007	6,686
Cytokinetics, Inc. (b)	111,500	4,386
Erasca, Inc.	55,500	786
Evelo Biosciences, Inc. (b)	34,000	293
Gamida Cell Ltd. (b)	934,668	2,393
Hookipa Pharma, Inc. (b)	211,900	684
Innovent Biologics, Inc. (a)(b)	615,500	5,474
Insmed, Inc. (b)	444,589	12,235
Prelude Therapeutics, Inc. (b)	17,000	243
Regeneron Pharmaceuticals, Inc. (b)	101,986	64,917
Rubius Therapeutics, Inc. (b)	80,596	996
Seres Therapeutics, Inc. (b)	96,200	1,035
Synlogic, Inc. (b)	664,600	1,655
Vertex Pharmaceuticals, Inc. (b)	255,435	47,751
Vor Biopharma, Inc. (b)	252,839	2,918
XOMA Corp. (b)	149,100	3,058
		173,722
Health Care Equipment & Supplies - 1.9%
Axonics Modulation Technologies, Inc. (b)	126,300	6,872
Edwards Lifesciences Corp. (b)	285,600	30,648
Insulet Corp. (b)	5,300	1,529
Intuitive Surgical, Inc. (b)	137,493	44,594
iRhythm Technologies, Inc. (b)	34,000	3,590
Medacta Group SA (a)(b)	8,040	1,130
Nevro Corp. (b)	30,000	2,612
Penumbra, Inc. (b)	34,886	8,570
		99,545
Health Care Providers & Services - 4.2%
Guardant Health, Inc. (b)	75,915	7,980
HealthEquity, Inc. (b)	230,200	12,587
UnitedHealth Group, Inc.	438,368	194,732
		215,299
Health Care Technology - 0.5%
Certara, Inc.	121,723	3,278
Schrodinger, Inc. (b)	52,900	2,073
Simulations Plus, Inc. (e)	57,000	2,677
Veeva Systems, Inc. Class A (b)	65,103	18,397
		26,425
Life Sciences Tools & Services - 2.1%
10X Genomics, Inc. (b)	31,196	4,767
Berkeley Lights, Inc. (b)	386,300	8,062
Bio-Techne Corp.	19,000	8,969
Bruker Corp.	322,371	26,109
Codexis, Inc. (b)(e)	287,504	9,979
Danaher Corp.	145,356	46,752
Nanostring Technologies, Inc. (b)	62,300	2,561
Olink Holding AB ADR	16,200	340
		107,539
Pharmaceuticals - 1.5%
Aclaris Therapeutics, Inc. (b)	144,100	1,844
Eli Lilly & Co.	265,099	65,755
Nuvation Bio, Inc. (b)	186,501	1,673
Revance Therapeutics, Inc. (b)	251,100	3,435
Zoetis, Inc. Class A	26,100	5,795
		78,502

TOTAL HEALTH CARE		701,032

INDUSTRIALS - 8.1%
Aerospace & Defense - 1.0%
Airbus Group NV (b)	243,840	27,217
Axon Enterprise, Inc. (b)	57,900	9,773
Northrop Grumman Corp.	32,300	11,266
		48,256
Airlines - 0.6%
Ryanair Holdings PLC sponsored ADR (b)	340,280	32,514
Electrical Equipment - 1.1%
Ballard Power Systems, Inc. (b)(e)	17,100	259
Bloom Energy Corp. Class A (b)(e)	87,000	2,391
Ceres Power Holdings PLC (b)	547,300	8,065
Eaton Corp. PLC	32,200	5,218
Encore Wire Corp.	81,684	11,473
Generac Holdings, Inc. (b)	72,351	30,477
		57,883
Industrial Conglomerates - 0.9%
General Electric Co.	483,528	45,930
Machinery - 1.0%
Ingersoll Rand, Inc.	577,535	33,693
Otis Worldwide Corp.	235,800	18,958
		52,651
Professional Services - 2.2%
ASGN, Inc. (b)	40,222	4,894
Clarivate Analytics PLC (b)	485,600	11,334
CoStar Group, Inc. (b)	25,400	1,975
Equifax, Inc.	146,206	40,740
KBR, Inc.	750,900	33,040
Kforce, Inc.	35,400	2,713
Upwork, Inc. (b)	461,488	17,195
		111,891
Road & Rail - 0.6%
Uber Technologies, Inc. (b)	791,523	30,078
Trading Companies & Distributors - 0.7%
Azelis Group NV	79,500	2,266
Ferguson PLC	201,500	30,724
United Rentals, Inc. (b)	14,200	4,810
		37,800

TOTAL INDUSTRIALS		417,003

INFORMATION TECHNOLOGY - 39.0%
Electronic Equipment & Components - 0.1%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	1,740,000	6,485
IT Services - 4.3%
Adyen BV (a)(b)	5,700	15,788
Amadeus IT Holding SA Class A (b)	205,500	13,157
Cloudflare, Inc. (b)	60,454	11,380
Cognizant Technology Solutions Corp. Class A	329,200	25,671
MasterCard, Inc. Class A	40,627	12,794
MongoDB, Inc. Class A (b)	111,768	55,672
PayPal Holdings, Inc. (b)	112,850	20,865
Shopify, Inc. Class A (b)	14,859	22,578
Square, Inc. (b)	105,971	22,077
VeriSign, Inc. (b)	88,107	21,138
		221,120
Semiconductors & Semiconductor Equipment - 8.8%
Aixtron AG	434,700	8,728
ASML Holding NV	33,251	26,318
eMemory Technology, Inc.	36,000	2,802
Enphase Energy, Inc. (b)	124,300	31,075
NVIDIA Corp.	747,889	244,380
Qualcomm, Inc.	524,461	94,697
Silicon Laboratories, Inc. (b)	6,200	1,217
SiTime Corp. (b)	35,100	10,477
SolarEdge Technologies, Inc. (b)	56,400	18,486
Universal Display Corp.	120,200	17,195
		455,375
Software - 20.5%
Adobe, Inc. (b)	286,433	191,867
Coupa Software, Inc. (b)	125,300	24,641
Crowdstrike Holdings, Inc. (b)	33,400	7,252
CyberArk Software Ltd. (b)	166,917	28,852
Elastic NV (b)	3,012	468
Epic Games, Inc. (b)(c)(d)	3,289	2,368
Intuit, Inc.	84,700	55,250
Mandiant, Inc. (b)	3,145,504	53,379
Manhattan Associates, Inc. (b)	187,927	29,347
Microsoft Corp.	1,747,532	577,717
Palo Alto Networks, Inc. (b)	153,302	83,847
SentinelOne, Inc.	21,600	1,166
Volue A/S	485,800	3,255
		1,059,409
Technology Hardware, Storage & Peripherals - 5.3%
Apple, Inc.	1,653,383	273,304

TOTAL INFORMATION TECHNOLOGY		2,015,693

MATERIALS - 3.5%
Chemicals - 3.1%
Albemarle Corp. U.S.	206,982	55,159
Axalta Coating Systems Ltd. (b)	338,466	10,262
CF Industries Holdings, Inc.	479,200	29,035
Corbion NV	47,800	2,216
Sherwin-Williams Co.	150,114	49,724
The Chemours Co. LLC	541,600	16,086
		162,482
Metals & Mining - 0.4%
First Quantum Minerals Ltd.	258,000	5,500
Freeport-McMoRan, Inc.	164,500	6,100
Lynas Rare Earths Ltd. (b)	850,462	5,328
MP Materials Corp. (b)(e)	73,000	3,208
		20,136

TOTAL MATERIALS		182,618

REAL ESTATE - 0.5%
Equity Real Estate Investment Trusts (REITs) - 0.4%
Prologis (REIT), Inc.	133,200	20,080
Real Estate Management & Development - 0.1%
Doma Holdings, Inc. (c)	487,314	3,075

TOTAL REAL ESTATE		23,155

UTILITIES - 0.5%
Electric Utilities - 0.5%
NextEra Energy, Inc.	292,300	25,366
Independent Power and Renewable Electricity Producers - 0.0%
Brookfield Renewable Partners LP	60,000	2,178

TOTAL UTILITIES		27,544

TOTAL COMMON STOCKS
(Cost $2,775,603)		5,162,239

Convertible Preferred Stocks - 0.2%
HEALTH CARE - 0.0%
Biotechnology - 0.0%
ElevateBio LLC Series C (c)(d)	111,100	415
INFORMATION TECHNOLOGY - 0.0%
IT Services - 0.0%
AppNexus, Inc. Series E (Escrow) (b)(c)(d)	105,425	3
Software - 0.0%
ASAPP, Inc. Series C (c)(d)	367,427	1,675

TOTAL INFORMATION TECHNOLOGY		1,678

MATERIALS - 0.2%
Metals & Mining - 0.2%
Illuminated Holdings, Inc.:
Series C2 (b)(c)(d)	76,285	3,296
Series C3 (b)(c)(d)	95,356	4,119
Series C4 (c)(d)	27,230	1,176
Series C5 (c)(d)	53,844	2,326
		10,917
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $10,964)		13,010

Money Market Funds - 1.2%
Fidelity Cash Central Fund 0.06% (f)	47,873,549	47,883
Fidelity Securities Lending Cash Central Fund 0.07% (f)(g)	15,136,670	15,138
TOTAL MONEY MARKET FUNDS
(Cost $63,021)		63,021
TOTAL INVESTMENT IN SECURITIES - 101.2%
(Cost $2,849,588)		5,238,270
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(63,585)
NET ASSETS - 100%		$5,174,685

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $72,493,000 or 1.4% of net assets.

 (b) Non-income producing

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $20,193,000 or 0.4% of net assets.

 (d) Level 3 security

 (e) Security or a portion of the security is on loan at period end.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
AppNexus, Inc. Series E (Escrow)	8/1/14	$0
ASAPP, Inc. Series C	4/30/21	$2,424
Blu Investments LLC	5/21/20	$21
Doma Holdings, Inc.	3/2/21	$4,873
ElevateBio LLC Series C	3/9/21	$466
Epic Games, Inc.	3/29/21	$2,911
Illuminated Holdings, Inc. Series C2	7/7/20	$1,907
Illuminated Holdings, Inc. Series C3	7/7/20	$2,861
Illuminated Holdings, Inc. Series C4	1/8/21	$980
Illuminated Holdings, Inc. Series C5	6/16/21	$2,326
Ion Acquisition Corp. 2 Ltd.	6/24/21	$2,426

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$8,753	$743,227	$704,097	$15	$--	$--	$47,883	0.1%
Fidelity Securities Lending Cash Central Fund 0.07%	42,350	288,850	316,062	237	--	--	15,138	0.0%
Total	$51,103	$1,032,077	$1,020,159	$252	$--	$--	$63,021

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$1,000,746	$1,000,746	$--	$--
Consumer Discretionary	437,613	437,609	--	4
Consumer Staples	66,764	45,840	20,924	--
Energy	71,436	71,436	--	--
Financials	218,635	214,217	4,418	--
Health Care	701,447	700,912	--	535
Industrials	417,003	389,786	27,217	--
Information Technology	2,017,371	1,975,093	38,232	4,046
Materials	193,535	177,290	5,328	10,917
Real Estate	23,155	23,155	--	--
Utilities	27,544	27,544	--	--
Money Market Funds	63,021	63,021	--	--
Total Investments in Securities:	$5,238,270	$5,126,649	$96,119	$15,502
Net unrealized depreciation on unfunded commitments	$(253)	$--	$(253)	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.2%
Netherlands	3.3%
India	1.6%
Spain	1.1%
Others (Individually Less Than 1%)	5.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2021
Assets
Investment in securities, at value (including securities loaned of $14,511) — See accompanying schedule: Unaffiliated issuers (cost $2,786,567)	$5,175,249
Fidelity Central Funds (cost $63,021)	63,021
Total Investment in Securities (cost $2,849,588)		$5,238,270
Receivable for investments sold		64,634
Receivable for fund shares sold		2,433
Dividends receivable		2,457
Distributions receivable from Fidelity Central Funds		5
Prepaid expenses		6
Other receivables		132
Total assets		5,307,937
Liabilities
Payable for investments purchased	$106,179
Unrealized depreciation on unfunded commitments	253
Payable for fund shares redeemed	3,391
Accrued management fee	2,321
Distribution and service plan fees payable	1,321
Other affiliated payables	718
Other payables and accrued expenses	3,936
Collateral on securities loaned	15,133
Total liabilities		133,252
Net Assets		$5,174,685
Net Assets consist of:
Paid in capital		$2,206,170
Total accumulated earnings (loss)		2,968,515
Net Assets		$5,174,685
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($1,751,645 ÷ 91,102 shares)(a)		$19.23
Maximum offering price per share (100/94.25 of $19.23)		$20.40
Class M:
Net Asset Value and redemption price per share ($1,937,730 ÷ 103,937 shares)(a)		$18.64
Maximum offering price per share (100/96.50 of $18.64)		$19.32
Class C:
Net Asset Value and offering price per share ($133,577 ÷ 8,821 shares)(a)		$15.14
Class I:
Net Asset Value, offering price and redemption price per share ($1,067,081 ÷ 48,914 shares)		$21.82
Class Z:
Net Asset Value, offering price and redemption price per share ($284,652 ÷ 12,896 shares)		$22.07

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2021
Investment Income
Dividends		$31,193
Special dividends		14,243
Income from Fidelity Central Funds (including $237 from security lending)		252
Total income		45,688
Expenses
Management fee	$25,274
Transfer agent fees	7,346
Distribution and service plan fees	14,875
Accounting fees	1,073
Custodian fees and expenses	118
Independent trustees' fees and expenses	18
Registration fees	128
Audit	70
Legal	9
Interest	5
Miscellaneous	19
Total expenses before reductions	48,935
Expense reductions	(76)
Total expenses after reductions		48,859
Net investment income (loss)		(3,171)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	641,776
Foreign currency transactions	(255)
Total net realized gain (loss)		641,521
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $1,301)	464,913
Unfunded commitments	(253)
Assets and liabilities in foreign currencies	7
Total change in net unrealized appreciation (depreciation)		464,667
Net gain (loss)		1,106,188
Net increase (decrease) in net assets resulting from operations		$1,103,017

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2021	Year ended November 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(3,171)	$(14,272)
Net realized gain (loss)	641,521	525,770
Change in net unrealized appreciation (depreciation)	464,667	789,004
Net increase (decrease) in net assets resulting from operations	1,103,017	1,300,502
Distributions to shareholders	(476,279)	(289,806)
Share transactions - net increase (decrease)	241,772	68,144
Total increase (decrease) in net assets	868,510	1,078,840
Net Assets
Beginning of period	4,306,175	3,227,335
End of period	$5,174,685	$4,306,175

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Equity Growth Fund Class A

Years ended November 30,	2021	2020	2019	2018 A	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$17.06	$13.07	$11.84	$12.26	$9.61
Income from Investment Operations
Net investment income (loss)B	–C	(.05)	(.02)	(.01)	(.01)
Net realized and unrealized gain (loss)	4.08	5.22	1.97	.93	3.24
Total from investment operations	4.08	5.17	1.95	.92	3.23
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(1.91)	(1.18)	(.72)	(1.34)	(.58)
Total distributions	(1.91)	(1.18)	(.72)	(1.34)	(.58)
Net asset value, end of period	$19.23	$17.06	$13.07	$11.84	$12.26
Total ReturnD,E	26.35%	42.92%	18.34%	8.38%	35.72%
Ratios to Average Net AssetsF,G
Expenses before reductions	.97%	.99%	1.01%	1.02%	1.03%
Expenses net of fee waivers, if any	.97%	.99%	1.01%	1.01%	1.03%
Expenses net of all reductions	.97%	.99%	1.01%	1.01%	1.03%
Net investment income (loss)	(.02)%C	(.33)%	(.16)%	(.09)%	(.12)%
Supplemental Data
Net assets, end of period (in millions)	$1,752	$1,477	$1,049	$865	$843
Portfolio turnover rateH	44%	52%	49%I	37%	48%

 A Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on May 11, 2018.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.31) %.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Equity Growth Fund Class M

Years ended November 30,	2021	2020	2019	2018 A	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$16.60	$12.78	$11.61	$12.05	$9.47
Income from Investment Operations
Net investment income (loss)B	(.04)C	(.08)	(.05)	(.04)	(.04)
Net realized and unrealized gain (loss)	3.95	5.08	1.94	.91	3.20
Total from investment operations	3.91	5.00	1.89	.87	3.16
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(1.87)	(1.18)	(.72)	(1.31)	(.58)
Total distributions	(1.87)	(1.18)	(.72)	(1.31)	(.58)
Net asset value, end of period	$18.64	$16.60	$12.78	$11.61	$12.05
Total ReturnD,E	25.99%	42.54%	18.18%	8.07%	35.41%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.21%	1.23%	1.25%	1.25%	1.26%
Expenses net of fee waivers, if any	1.21%	1.23%	1.25%	1.25%	1.26%
Expenses net of all reductions	1.21%	1.23%	1.24%	1.24%	1.26%
Net investment income (loss)	(.26)%C	(.57)%	(.40)%	(.32)%	(.36)%
Supplemental Data
Net assets, end of period (in millions)	$1,938	$1,747	$1,417	$1,332	$1,353
Portfolio turnover rateH	44%	52%	49%I	37%	48%

 A Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on May 11, 2018.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.56) %.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Equity Growth Fund Class C

Years ended November 30,	2021	2020	2019	2018 A	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$13.84	$10.90	$10.07	$10.63	$8.47
Income from Investment Operations
Net investment income (loss)B	(.11)C	(.13)	(.09)	(.09)	(.08)
Net realized and unrealized gain (loss)	3.24	4.25	1.64	.80	2.82
Total from investment operations	3.13	4.12	1.55	.71	2.74
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(1.83)	(1.18)	(.72)	(1.27)	(.58)
Total distributions	(1.83)	(1.18)	(.72)	(1.27)	(.58)
Net asset value, end of period	$15.14	$13.84	$10.90	$10.07	$10.63
Total ReturnD,E	25.36%	41.73%	17.53%	7.50%	34.70%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.74%	1.78%	1.80%	1.78%	1.79%
Expenses net of fee waivers, if any	1.74%	1.77%	1.80%	1.78%	1.79%
Expenses net of all reductions	1.74%	1.77%	1.79%	1.77%	1.79%
Net investment income (loss)	(.79)%C	(1.12)%	(.95)%	(.85)%	(.89)%
Supplemental Data
Net assets, end of period (in millions)	$134	$131	$101	$196	$200
Portfolio turnover rateH	44%	52%	49%I	37%	48%

 A Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on May 11, 2018.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (1.09) %.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Equity Growth Fund Class I

Years ended November 30,	2021	2020	2019	2018 A	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$19.10	$14.46	$12.98	$13.32	$10.36
Income from Investment Operations
Net investment income (loss)B	.05C	(.01)	.01	.02	.02
Net realized and unrealized gain (loss)	4.61	5.83	2.19	1.01	3.52
Total from investment operations	4.66	5.82	2.20	1.03	3.54
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(1.94)	(1.18)	(.72)	(1.37)	(.58)
Total distributions	(1.94)	(1.18)	(.72)	(1.37)	(.58)
Net asset value, end of period	$21.82	$19.10	$14.46	$12.98	$13.32
Total ReturnD	26.65%	43.32%	18.68%	8.65%	36.08%
Ratios to Average Net AssetsE,F
Expenses before reductions	.71%	.74%	.75%	.75%	.77%
Expenses net of fee waivers, if any	.71%	.73%	.75%	.75%	.76%
Expenses net of all reductions	.71%	.73%	.75%	.75%	.76%
Net investment income (loss)	.24%C	(.07)%	.10%	.17%	.14%
Supplemental Data
Net assets, end of period (in millions)	$1,067	$770	$548	$679	$677
Portfolio turnover rateG	44%	52%	49%H	37%	48%

 A Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on May 11, 2018.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.06) %.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Equity Growth Fund Class Z

Years ended November 30,	2021	2020	2019	2018 A	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$19.30	$14.59	$13.07	$13.40	$10.41
Income from Investment Operations
Net investment income (loss)B	.07C	.01	.03	.04	.03
Net realized and unrealized gain (loss)	4.66	5.88	2.21	1.02	3.54
Total from investment operations	4.73	5.89	2.24	1.06	3.57
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(1.96)	(1.18)	(.72)	(1.39)	(.58)
Total distributions	(1.96)	(1.18)	(.72)	(1.39)	(.58)
Net asset value, end of period	$22.07	$19.30	$14.59	$13.07	$13.40
Total ReturnD	26.77%	43.43%	18.87%	8.80%	36.27%
Ratios to Average Net AssetsE,F
Expenses before reductions	.60%	.61%	.62%	.62%	.63%
Expenses net of fee waivers, if any	.60%	.61%	.62%	.62%	.63%
Expenses net of all reductions	.60%	.61%	.62%	.62%	.63%
Net investment income (loss)	.35%C	.05%	.23%	.30%	.28%
Supplemental Data
Net assets, end of period (in millions)	$285	$180	$112	$87	$59
Portfolio turnover rateG	44%	52%	49%H	37%	48%

 A Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on May 11, 2018.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .06%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2021
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Equity Growth Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Advisor Equity Growth Fund	$56

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, partnerships, deferred Trustees compensation, net operating losses and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,504,601
Gross unrealized depreciation	(116,878)
Net unrealized appreciation (depreciation)	$2,387,723
Tax Cost	$2,850,294

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$61,999
Undistributed long-term capital gain	$522,596
Net unrealized appreciation (depreciation) on securities and other investments	$2,387,731

The tax character of distributions paid was as follows:

	November 30, 2021	November 30, 2020
Ordinary Income	$19,253	$ -
Long-term Capital Gains	457,026	289,806
Total	$476,279	$ 289,806

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on these commitments is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and in the Statement of Operations as Change in unrealized appreciation (depreciation) on unfunded commitments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Equity Growth Fund	2,103,089	2,338,190

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .53% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$4,106	$104
Class M	.25%	.25%	9,401	163
Class C	.75%	.25%	1,368	172
			$14,875	$439

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$373
Class M	34
Class C(a)	9
$416

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$2,650.16
Class M	2,921.16
Class C	255.19
Class I	1,419.16
Class Z	101.04
	$7,346

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Equity Growth Fund	.02

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Equity Growth Fund	$33

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Equity Growth Fund	Borrower	$10,166.32%		$5

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Advisor Equity Growth Fund	78,134	107,121	19,205

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Advisor Equity Growth Fund	3

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Advisor Equity Growth Fund	$8

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Equity Growth Fund	$25	$–(a)	$–

 (a) In the amount of less than five hundred dollars.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Equity Growth Fund	$664.59%		$–(a)

 (a) In the amount of less than five hundred dollars.

9. Expense Reductions.

During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $76.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2021	Year ended November 30, 2020
Fidelity Advisor Equity Growth Fund
Distributions to shareholders
Class A	$165,526	$94,509
Class M	196,250	130,485
Class C	17,503	10,905
Class I	77,607	44,885
Class Z	19,393	9,022
Total	$476,279	$289,806

11. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2021	Year ended November 30, 2020	Year ended November 30, 2021	Year ended November 30, 2020
Fidelity Advisor Equity Growth Fund
Class A
Shares sold	10,433	12,402	$181,362	$169,105
Reinvestment of distributions	9,810	7,084	155,004	88,264
Shares redeemed	(15,717)	(13,182)	(273,966)	(178,516)
Net increase (decrease)	4,526	6,304	$62,400	$78,853
Class M
Shares sold	8,240	12,320	$138,409	$163,111
Reinvestment of distributions	12,449	10,499	191,216	127,561
Shares redeemed	(22,005)	(28,497)	(373,922)	(372,328)
Net increase (decrease)	(1,316)	(5,678)	$(44,297)	$(81,656)
Class C
Shares sold	1,699	2,208	$23,445	$24,218
Reinvestment of distributions	1,378	1,040	17,283	10,589
Shares redeemed	(3,751)	(3,034)	(51,874)	(33,247)
Net increase (decrease)	(674)	214	$(11,146)	$1,560
Class I
Shares sold	15,368	14,257	$307,950	$221,694
Reinvestment of distributions	4,008	2,963	71,711	41,212
Shares redeemed	(10,810)	(14,738)	(214,558)	(222,116)
Net increase (decrease)	8,566	2,482	$165,103	$40,790
Class Z
Shares sold	4,967	3,582	$99,995	$56,572
Reinvestment of distributions	1,033	612	18,669	8,598
Shares redeemed	(2,454)	(2,498)	(48,952)	(36,573)
Net increase (decrease)	3,546	1,696	$69,712	$28,597

12. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Growth Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Growth Fund (the "Fund"), a fund of Advisor Series I, including the schedule of investments, as of November 30, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian, issuers of privately offered securities, and brokers; when replies were not received from issuers of privately offered securities and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

January 13, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 314 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2021 to November 30, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2021	Ending Account Value November 30, 2021	Expenses Paid During Period-B June 1, 2021 to November 30, 2021
Fidelity Advisor Equity Growth Fund
Class A	.96%
Actual		$1,000.00	$1,116.10	$5.09
Hypothetical-C		$1,000.00	$1,020.26	$4.86
Class M	1.20%
Actual		$1,000.00	$1,114.20	$6.36
Hypothetical-C		$1,000.00	$1,019.05	$6.07
Class C	1.73%
Actual		$1,000.00	$1,110.80	$9.15
Hypothetical-C		$1,000.00	$1,016.39	$8.74
Class I	.70%
Actual		$1,000.00	$1,117.30	$3.72
Hypothetical-C		$1,000.00	$1,021.56	$3.55
Class Z	.59%
Actual		$1,000.00	$1,117.50	$3.13
Hypothetical-C		$1,000.00	$1,022.11	$2.99

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Equity Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Advisor Equity Growth Fund
Class A	12/29/21	12/28/21	$2.217
Class M	12/29/21	12/28/21	$2.172
Class C	12/29/21	12/28/21	$2.106
Class I	12/29/21	12/28/21	$2.262
Class Z	12/29/21	12/28/21	$2.283

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2021, $522,936,780, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

Class A, Class M, Class C, Class I and Class Z designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, Class I and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

EPG-ANN-0122
1.539469.124

Fidelity Advisor® Equity Value Fund

Annual Report

November 30, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	13.64%	8.86%	11.42%
Class M (incl. 3.50% sales charge)	16.10%	9.09%	11.40%
Class C (incl. contingent deferred sales charge)	18.67%	9.29%	11.40%
Class I	20.93%	10.47%	12.41%
Class Z	21.07%	10.61%	12.48%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on February 1, 2017. Returns prior to February 1, 2017, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Equity Value Fund - Class A on November 30, 2011, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Period Ending Values
$29,493	Fidelity Advisor® Equity Value Fund - Class A
$32,297	Russell 3000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 27.92% for the 12 months ending November 30, 2021, with U.S. equities rising on the prospect of a surge in economic growth amid strong corporate earnings, widespread COVID-19 vaccination, fiscal stimulus and fresh spending programs. After the index closed 2020 at an all-time high, investors were hopeful as the new year began. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. A flattish May reflected concerns about inflation and jobs, but the rally resumed through August amid strong earnings. In early September, sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. In addition, the Fed signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The index returned -4.65% in September, its first monthly decline since January, but sharply reversed course with a 7.01% gain in October, driven by strength in earnings and notable improvement in the economy. By sector, energy gained about 57% to lead by a wide margin, followed by financials (+39%), whereas the defensive utilities (+8%) and consumer staples (+9%) groups notably lagged.

Comments from Portfolio Manager Sean Gavin:  For the fiscal year ending November 30, 2021, the fund's share classes (excluding sales charges, if applicable) gained roughly 20% to 21%, underperforming the 22.92% result of the benchmark Russell 3000® Value Index. The primary detractors from performance versus the benchmark were an underweighting and security selection in energy. Weak picks among health care stocks, especially within the pharmaceuticals, biotechnology & life sciences industry, also hurt. Further hampering performance was an overweighting in utilities. The biggest individual relative detractor was a larger-than-benchmark position in Bristol-Myers Squibb (-12%). An outsized stake in Cigna (-7%), which was among our largest holdings this period, weighed on the portfolio’s result as well. Another notable relative detractor was our smaller-than-benchmark stake, on average, in Exxon Mobil (+67%). The company was a top-10 holding as of November 30, however. Conversely, the top contributor to performance versus the benchmark was security selection in the communication services sector, especially among media & entertainment stocks. Strong picks in the industrials sector, primarily driven by the capital goods industry, also bolstered the fund's relative return the past 12 months. The portfolio's performance versus the benchmark was further aided by investment choices in real estate. In fact, the biggest individual relative contributor was an overweight position in CBRE Group (+57%), which was among the fund's largest holdings at the end of the period. Also boosting value was our overweighting in Capital One Financial, which gained 100% but was no longer not held at period end. Another key relative contributor was our outsized stake in Discover Financial Services (+66%), another holding within the portfolio sold prior to November 30. Notable changes in positioning this past year include decreased exposure to the consumer discretionary sector.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2021

% of fund's net assets
Berkshire Hathaway, Inc. Class B	4.1
Comcast Corp. Class A	3.0
Bank of America Corp.	2.8
UnitedHealth Group, Inc.	2.7
Alphabet, Inc. Class A	2.6
JPMorgan Chase & Co.	2.6
Procter & Gamble Co.	2.5
Exxon Mobil Corp.	2.3
Centene Corp.	2.3
Cisco Systems, Inc.	2.2
27.1

Top Five Market Sectors as of November 30, 2021

% of fund's net assets
Financials	18.8
Health Care	17.8
Industrials	10.3
Information Technology	10.2
Utilities	10.0

Asset Allocation (% of fund's net assets)

As of November 30, 2021 *
Stocks	98.9%
Short-Term Investments and Net Other Assets (Liabilities)	1.1%

 * Foreign investments - 17.7%

Schedule of Investments November 30, 2021

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value
COMMUNICATION SERVICES - 10.0%
Diversified Telecommunication Services - 1.6%
Verizon Communications, Inc.	71,626	$3,600,639
Interactive Media & Services - 3.0%
Alphabet, Inc. Class A (a)	2,081	5,905,774
Meta Platforms, Inc. Class A (a)	3,189	1,034,703
		6,940,477
Media - 5.4%
Comcast Corp. Class A	136,907	6,842,612
Fox Corp. Class A	17,058	609,141
Interpublic Group of Companies, Inc.	106,197	3,524,678
WPP PLC	96,518	1,339,681
		12,316,112

TOTAL COMMUNICATION SERVICES		22,857,228

CONSUMER DISCRETIONARY - 4.4%
Household Durables - 0.7%
Whirlpool Corp.	7,702	1,677,033
Internet & Direct Marketing Retail - 0.7%
eBay, Inc.	24,194	1,632,127
Multiline Retail - 1.2%
Dollar General Corp.	11,930	2,640,109
Specialty Retail - 0.6%
Best Buy Co., Inc.	13,473	1,439,725
Textiles, Apparel & Luxury Goods - 1.2%
PVH Corp.	10,704	1,142,973
Tapestry, Inc.	38,014	1,525,122
		2,668,095

TOTAL CONSUMER DISCRETIONARY		10,057,089

CONSUMER STAPLES - 7.1%
Food & Staples Retailing - 0.7%
U.S. Foods Holding Corp. (a)	48,450	1,522,299
Food Products - 2.0%
Mondelez International, Inc.	54,972	3,240,050
Tyson Foods, Inc. Class A	18,164	1,434,229
		4,674,279
Household Products - 4.4%
Procter & Gamble Co.	38,856	5,617,800
Reckitt Benckiser Group PLC	23,719	1,921,312
Spectrum Brands Holdings, Inc.	13,132	1,314,513
The Clorox Co.	7,477	1,217,629
		10,071,254

TOTAL CONSUMER STAPLES		16,267,832

ENERGY - 2.9%
Oil, Gas & Consumable Fuels - 2.9%
Exxon Mobil Corp.	89,523	5,357,056
Parex Resources, Inc.	79,400	1,272,936
		6,629,992
FINANCIALS - 18.8%
Banks - 8.3%
Bank of America Corp.	145,332	6,462,914
Cullen/Frost Bankers, Inc.	5,434	684,086
JPMorgan Chase & Co.	36,597	5,812,702
M&T Bank Corp.	17,188	2,519,933
PNC Financial Services Group, Inc.	17,049	3,358,653
		18,838,288
Capital Markets - 2.2%
Affiliated Managers Group, Inc.	10,899	1,854,247
BlackRock, Inc. Class A	880	796,057
Invesco Ltd.	26,252	586,207
Northern Trust Corp.	15,691	1,815,449
		5,051,960
Diversified Financial Services - 4.1%
Berkshire Hathaway, Inc. Class B (a)	34,153	9,449,792
Insurance - 4.2%
American International Group, Inc.	17,883	940,646
Chubb Ltd.	18,780	3,370,447
The Travelers Companies, Inc.	23,463	3,447,888
Willis Towers Watson PLC	8,581	1,937,933
		9,696,914

TOTAL FINANCIALS		43,036,954

HEALTH CARE - 17.8%
Biotechnology - 1.4%
Regeneron Pharmaceuticals, Inc. (a)	4,353	2,770,815
Vertex Pharmaceuticals, Inc. (a)	2,525	472,024
		3,242,839
Health Care Providers & Services - 10.4%
Anthem, Inc.	7,409	3,009,758
Centene Corp. (a)	73,014	5,213,930
Cigna Corp.	22,625	4,341,738
CVS Health Corp.	23,655	2,106,714
Humana, Inc.	6,755	2,835,141
UnitedHealth Group, Inc.	14,096	6,261,725
		23,769,006
Pharmaceuticals - 6.0%
AstraZeneca PLC sponsored ADR	52,020	2,852,257
Bristol-Myers Squibb Co.	83,123	4,457,886
Roche Holding AG (participation certificate)	10,044	3,921,282
Sanofi SA sponsored ADR	51,031	2,427,545
		13,658,970

TOTAL HEALTH CARE		40,670,815

INDUSTRIALS - 10.3%
Aerospace & Defense - 3.5%
Airbus Group NV (a)	8,778	979,800
L3Harris Technologies, Inc.	9,724	2,033,094
Lockheed Martin Corp.	5,091	1,696,932
Northrop Grumman Corp.	9,491	3,310,461
		8,020,287
Air Freight & Logistics - 0.6%
Deutsche Post AG	21,958	1,299,167
Electrical Equipment - 0.7%
Regal Rexnord Corp.	10,524	1,663,844
Industrial Conglomerates - 1.3%
Siemens AG	17,962	2,863,424
Machinery - 4.2%
ITT, Inc.	20,761	1,963,575
Oshkosh Corp.	26,190	2,818,044
Otis Worldwide Corp.	19,617	1,577,207
Pentair PLC	27,261	2,008,863
Stanley Black & Decker, Inc.	7,308	1,277,146
		9,644,835

TOTAL INDUSTRIALS		23,491,557

INFORMATION TECHNOLOGY - 8.7%
Communications Equipment - 2.2%
Cisco Systems, Inc.	91,381	5,011,334
Electronic Equipment & Components - 1.6%
TE Connectivity Ltd.	23,164	3,565,635
IT Services - 3.4%
Amdocs Ltd.	19,572	1,366,517
Capgemini SA	5,880	1,361,042
Cognizant Technology Solutions Corp. Class A	32,754	2,554,157
Fiserv, Inc. (a)	26,442	2,552,182
		7,833,898
Semiconductors & Semiconductor Equipment - 0.7%
NXP Semiconductors NV	7,497	1,674,530
Software - 0.8%
NortonLifeLock, Inc.	74,184	1,843,472

TOTAL INFORMATION TECHNOLOGY		19,928,869

MATERIALS - 3.4%
Chemicals - 1.5%
DuPont de Nemours, Inc.	28,836	2,132,711
International Flavors & Fragrances, Inc.	9,385	1,334,265
		3,466,976
Metals & Mining - 1.9%
Lundin Mining Corp.	256,208	2,011,637
Newmont Corp.	40,676	2,233,926
		4,245,563

TOTAL MATERIALS		7,712,539

REAL ESTATE - 4.0%
Equity Real Estate Investment Trusts (REITs) - 1.9%
American Tower Corp.	9,583	2,515,346
Simon Property Group, Inc.	11,647	1,780,127
		4,295,473
Real Estate Management & Development - 2.1%
CBRE Group, Inc. (a)	49,420	4,723,069

TOTAL REAL ESTATE		9,018,542

UTILITIES - 10.0%
Electric Utilities - 8.6%
Duke Energy Corp.	25,259	2,450,376
Entergy Corp.	9,531	956,341
Evergy, Inc.	38,869	2,460,408
Exelon Corp.	74,094	3,906,977
PG&E Corp. (a)	273,267	3,246,412
Portland General Electric Co.	30,845	1,501,226
PPL Corp.	62,287	1,733,447
Southern Co.	56,426	3,447,629
		19,702,816
Multi-Utilities - 1.4%
Dominion Energy, Inc.	44,928	3,198,874

TOTAL UTILITIES		22,901,690

TOTAL COMMON STOCKS
(Cost $187,214,614)		222,573,107

Nonconvertible Preferred Stocks - 1.5%
INFORMATION TECHNOLOGY - 1.5%
Technology Hardware, Storage & Peripherals - 1.5%
Samsung Electronics Co. Ltd.
(Cost $3,130,973)	65,817	3,554,579

Money Market Funds - 1.3%
Fidelity Cash Central Fund 0.06% (b)
(Cost $2,898,565)	2,897,985	2,898,565
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $193,244,152)		229,026,251
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(567,110)
NET ASSETS - 100%		$228,459,141

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$1,383,493	$93,798,804	$92,283,750	$2,216	$18	$--	$2,898,565	0.0%
Fidelity Securities Lending Cash Central Fund 0.07%	--	265,572	265,572	377	--	--	--	0.0%
Total	$1,383,493	$94,064,376	$92,549,322	$2,593	$18	$--	$2,898,565

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$22,857,228	$21,517,547	$1,339,681	$--
Consumer Discretionary	10,057,089	10,057,089	--	--
Consumer Staples	16,267,832	14,346,520	1,921,312	--
Energy	6,629,992	6,629,992	--	--
Financials	43,036,954	43,036,954	--	--
Health Care	40,670,815	36,749,533	3,921,282	--
Industrials	23,491,557	19,648,333	3,843,224	--
Information Technology	23,483,448	23,483,448	--	--
Materials	7,712,539	7,712,539	--	--
Real Estate	9,018,542	9,018,542	--	--
Utilities	22,901,690	22,901,690	--	--
Money Market Funds	2,898,565	2,898,565	--	--
Total Investments in Securities:	$229,026,251	$218,000,752	$11,025,499	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	82.3%
Switzerland	4.8%
United Kingdom	2.8%
Germany	1.9%
France	1.7%
Korea (South)	1.5%
Canada	1.5%
Netherlands	1.1%
Others (Individually Less Than 1%)	2.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		November 30, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $190,345,587)	$226,127,686
Fidelity Central Funds (cost $2,898,565)	2,898,565
Total Investment in Securities (cost $193,244,152)		$229,026,251
Cash		40
Foreign currency held at value (cost $45)		1,094
Receivable for investments sold		670,924
Receivable for fund shares sold		181,039
Dividends receivable		402,017
Distributions receivable from Fidelity Central Funds		183
Prepaid expenses		196
Other receivables		1,755
Total assets		230,283,499
Liabilities
Payable for investments purchased	$1,476,727
Payable for fund shares redeemed	132,832
Accrued management fee	111,331
Distribution and service plan fees payable	47,139
Other affiliated payables	39,058
Other payables and accrued expenses	17,271
Total liabilities		1,824,358
Net Assets		$228,459,141
Net Assets consist of:
Paid in capital		$185,746,523
Total accumulated earnings (loss)		42,712,618
Net Assets		$228,459,141
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($96,669,095 ÷ 4,293,053 shares)(a)		$22.52
Maximum offering price per share (100/94.25 of $22.52)		$23.89
Class M:
Net Asset Value and redemption price per share ($31,217,471 ÷ 1,387,715 shares)(a)		$22.50
Maximum offering price per share (100/96.50 of $22.50)		$23.32
Class C:
Net Asset Value and offering price per share ($14,095,781 ÷ 644,044 shares)(a)		$21.89
Class I:
Net Asset Value, offering price and redemption price per share ($51,170,523 ÷ 2,211,566 shares)		$23.14
Class Z:
Net Asset Value, offering price and redemption price per share ($35,306,271 ÷ 1,535,313 shares)		$23.00

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended November 30, 2021
Investment Income
Dividends		$3,297,566
Income from Fidelity Central Funds (including $377 from security lending)		2,593
Total income		3,300,159
Expenses
Management fee
Basic fee	$928,736
Performance adjustment	84,462
Transfer agent fees	320,686
Distribution and service plan fees	516,394
Accounting fees	68,780
Custodian fees and expenses	16,346
Independent trustees' fees and expenses	604
Registration fees	78,096
Audit	59,049
Legal	3,752
Miscellaneous	770
Total expenses before reductions	2,077,675
Expense reductions	(2,814)
Total expenses after reductions		2,074,861
Net investment income (loss)		1,225,298
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	12,941,882
Fidelity Central Funds	18
Foreign currency transactions	6,847
Total net realized gain (loss)		12,948,747
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	10,772,239
Assets and liabilities in foreign currencies	(989)
Total change in net unrealized appreciation (depreciation)		10,771,250
Net gain (loss)		23,719,997
Net increase (decrease) in net assets resulting from operations		$24,945,295

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended November 30, 2021	Year ended November 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,225,298	$1,586,131
Net realized gain (loss)	12,948,747	(6,522,494)
Change in net unrealized appreciation (depreciation)	10,771,250	9,081,200
Net increase (decrease) in net assets resulting from operations	24,945,295	4,144,837
Distributions to shareholders	(1,211,161)	(6,894,201)
Share transactions - net increase (decrease)	81,076,800	(12,517,702)
Total increase (decrease) in net assets	104,810,934	(15,267,066)
Net Assets
Beginning of period	123,648,207	138,915,273
End of period	$228,459,141	$123,648,207

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Equity Value Fund Class A

Years ended November 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$18.87	$18.81	$18.77	$18.84	$16.46
Income from Investment Operations
Net investment income (loss)A	.16	.24B	.26	.26	.21
Net realized and unrealized gain (loss)	3.69	.80	1.25	(.16)	2.30
Total from investment operations	3.85	1.04	1.51	.10	2.51
Distributions from net investment income	(.20)	(.45)	(.28)	(.13)	(.13)
Distributions from net realized gain	–	(.53)	(1.19)	(.05)	–
Total distributions	(.20)	(.98)	(1.47)	(.17)C	(.13)
Net asset value, end of period	$22.52	$18.87	$18.81	$18.77	$18.84
Total ReturnD,E	20.58%	5.68%	9.75%	.53%	15.35%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.14%	1.11%	1.00%	1.00%	1.10%
Expenses net of fee waivers, if any	1.14%	1.10%	1.00%	1.00%	1.09%
Expenses net of all reductions	1.14%	1.09%	.99%	1.00%	1.08%
Net investment income (loss)	.73%	1.44%B	1.47%	1.39%	1.18%
Supplemental Data
Net assets, end of period (000 omitted)	$96,669	$67,291	$71,916	$67,457	$81,229
Portfolio turnover rateH	35%	75%	43%I	33%	42%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.08%.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Equity Value Fund Class M

Years ended November 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$18.85	$18.79	$18.73	$18.80	$16.43
Income from Investment Operations
Net investment income (loss)A	.11	.20B	.21	.21	.16
Net realized and unrealized gain (loss)	3.69	.79	1.26	(.16)	2.30
Total from investment operations	3.80	.99	1.47	.05	2.46
Distributions from net investment income	(.15)	(.40)	(.23)	(.07)	(.09)
Distributions from net realized gain	–	(.53)	(1.19)	(.05)	–
Total distributions	(.15)	(.93)	(1.41)C	(.12)	(.09)
Net asset value, end of period	$22.50	$18.85	$18.79	$18.73	$18.80
Total ReturnD,E	20.31%	5.37%	9.51%	.25%	15.02%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.39%	1.37%	1.26%	1.27%	1.36%
Expenses net of fee waivers, if any	1.38%	1.36%	1.26%	1.27%	1.35%
Expenses net of all reductions	1.38%	1.35%	1.26%	1.26%	1.35%
Net investment income (loss)	.48%	1.19%B	1.21%	1.12%	.91%
Supplemental Data
Net assets, end of period (000 omitted)	$31,217	$25,905	$28,791	$30,030	$38,976
Portfolio turnover rateH	35%	75%	43%I	33%	42%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .83%.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Equity Value Fund Class C

Years ended November 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$18.33	$18.29	$18.25	$18.33	$16.04
Income from Investment Operations
Net investment income (loss)A	(.01)	.10B	.12	.11	.07
Net realized and unrealized gain (loss)	3.61	.76	1.24	(.16)	2.24
Total from investment operations	3.60	.86	1.36	(.05)	2.31
Distributions from net investment income	(.04)	(.29)	(.13)	–	(.02)
Distributions from net realized gain	–	(.53)	(1.19)	(.03)	–
Total distributions	(.04)	(.82)	(1.32)	(.03)	(.02)
Net asset value, end of period	$21.89	$18.33	$18.29	$18.25	$18.33
Total ReturnC,D	19.67%	4.78%	8.95%	(.29)%	14.44%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.93%	1.91%	1.79%	1.78%	1.87%
Expenses net of fee waivers, if any	1.93%	1.90%	1.79%	1.78%	1.86%
Expenses net of all reductions	1.93%	1.89%	1.79%	1.78%	1.86%
Net investment income (loss)	(.06)%	.64%B	.68%	.61%	.40%
Supplemental Data
Net assets, end of period (000 omitted)	$14,096	$11,555	$15,819	$21,206	$25,427
Portfolio turnover rateG	35%	75%	43%H	33%	42%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .29%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Equity Value Fund Class I

Years ended November 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$19.39	$19.16	$19.09	$19.18	$16.74
Income from Investment Operations
Net investment income (loss)A	.22	.30B	.31	.32	.26
Net realized and unrealized gain (loss)	3.79	.81	1.28	(.17)	2.35
Total from investment operations	4.01	1.11	1.59	.15	2.61
Distributions from net investment income	(.26)	(.35)	(.34)	(.19)	(.17)
Distributions from net realized gain	–	(.53)	(1.19)	(.05)	–
Total distributions	(.26)	(.88)	(1.52)C	(.24)	(.17)
Net asset value, end of period	$23.14	$19.39	$19.16	$19.09	$19.18
Total ReturnD	20.93%	5.95%	10.12%	.75%	15.73%
Ratios to Average Net AssetsE,F
Expenses before reductions	.90%	.77%	.72%	.73%	.82%
Expenses net of fee waivers, if any	.90%	.76%	.72%	.72%	.82%
Expenses net of all reductions	.90%	.75%	.72%	.72%	.82%
Net investment income (loss)	.97%	1.78%B	1.75%	1.66%	1.45%
Supplemental Data
Net assets, end of period (000 omitted)	$51,171	$16,291	$18,538	$122,603	$136,750
Portfolio turnover rateG	35%	75%	43%H	33%	42%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.42%.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Equity Value Fund Class Z

Years ended November 30,	2021	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$19.26	$19.18	$19.12	$19.20	$17.46
Income from Investment Operations
Net investment income (loss)B	.26	.32C	.33	.34	.24
Net realized and unrealized gain (loss)	3.75	.82	1.28	(.16)	1.50
Total from investment operations	4.01	1.14	1.61	.18	1.74
Distributions from net investment income	(.27)	(.52)	(.37)	(.21)	–
Distributions from net realized gain	–	(.53)	(1.19)	(.05)	–
Total distributions	(.27)	(1.06)D	(1.55)D	(.26)	–
Net asset value, end of period	$23.00	$19.26	$19.18	$19.12	$19.20
Total ReturnE,F	21.07%	6.09%	10.27%	.91%	9.97%
Ratios to Average Net AssetsG,H
Expenses before reductions	.74%	.70%	.58%	.59%	.69%I
Expenses net of fee waivers, if any	.74%	.69%	.58%	.59%	.69%I
Expenses net of all reductions	.74%	.68%	.58%	.58%	.68%I
Net investment income (loss)	1.12%	1.86%C	1.89%	1.80%	1.59%I
Supplemental Data
Net assets, end of period (000 omitted)	$35,306	$2,606	$3,852	$2,406	$581
Portfolio turnover rateJ	35%	75%	43%K	33%	42%

 A For the period February 1, 2017 (commencement of sale of shares) through November 30, 2017.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.50%.

 D Total distributions per share do not sum due to rounding.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2021

1. Organization.

Fidelity Advisor Equity Value Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$41,530,926
Gross unrealized depreciation	(6,038,833)
Net unrealized appreciation (depreciation)	$35,492,093
Tax Cost	$193,534,158

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,907,662
Undistributed long-term capital gain	$4,310,452
Net unrealized appreciation (depreciation) on securities and other investments	$35,494,504

The tax character of distributions paid was as follows:

	November 30, 2021	November 30, 2020
Ordinary Income	$1,211,161	$ 3,002,890
Long-term Capital Gains	–	3,891,311
Total	$1,211,161	$ 6,894,201

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Equity Value Fund	141,426,201	59,782,687

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I of the Fund as compared to its benchmark index, the Russell 3000 Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .57% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$219,417	$8,015
Class M	.25%	.25%	152,148	1,881
Class C	.75%	.25%	144,829	25,189
			$516,394	$35,085

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$44,616
Class M	4,065
Class C(a)	477
$49,158

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$164,719.19
Class M	56,454.19
Class C	33,205.23
Class I	60,763.20
Class Z	5,545.04
	$320,686

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Equity Value Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Equity Value Fund	$1,370

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Advisor Equity Value Fund	11,187,995	3,149,430	551,485

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Advisor Equity Value Fund	$282

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Equity Value Fund	$41	$–	$–

8. Expense Reductions.

During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $2,814.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2021	Year ended November 30, 2020
Fidelity Advisor Equity Value Fund
Distributions to shareholders
Class A	$709,752	$3,759,647
Class M	208,993	1,389,000
Class C	24,421	686,184
Class I	224,961	848,755
Class Z	43,034	210,615
Total	$1,211,161	$6,894,201

10. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2021	Year ended November 30, 2020	Year ended November 30, 2021	Year ended November 30, 2020
Fidelity Advisor Equity Value Fund
Class A
Shares sold	1,299,687	404,813	$28,834,825	$6,728,890
Reinvestment of distributions	35,675	195,838	686,391	3,595,585
Shares redeemed	(608,816)	(856,402)	(13,399,891)	(13,656,866)
Net increase (decrease)	726,546	(255,751)	$16,121,325	$(3,332,391)
Class M
Shares sold	208,702	93,950	$4,624,895	$1,515,259
Reinvestment of distributions	10,601	74,509	204,174	1,370,213
Shares redeemed	(205,820)	(326,419)	(4,482,792)	(5,334,827)
Net increase (decrease)	13,483	(157,960)	$346,277	$(2,449,355)
Class C
Shares sold	320,493	95,407	$6,900,532	$1,552,348
Reinvestment of distributions	1,282	37,097	24,143	666,633
Shares redeemed	(308,019)	(367,217)	(6,686,187)	(5,908,459)
Net increase (decrease)	13,756	(234,713)	$238,488	$(3,689,478)
Class I
Shares sold	2,160,884	136,802	$49,834,773	$2,250,542
Reinvestment of distributions	10,646	40,391	209,931	760,152
Shares redeemed	(799,903)	(304,984)	(18,344,141)	(4,914,087)
Net increase (decrease)	1,371,627	(127,791)	$31,700,563	$(1,903,393)
Class Z
Shares sold	1,464,624	40,256	$34,162,637	$640,402
Reinvestment of distributions	1,708	9,538	33,426	178,071
Shares redeemed	(66,358)	(115,287)	(1,525,916)	(1,961,558)
Net increase (decrease)	1,399,974	(65,493)	$32,670,147	$(1,143,085)

11. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Value Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Value Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

January 13, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 314 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2021 to November 30, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2021	Ending Account Value November 30, 2021	Expenses Paid During Period-B June 1, 2021 to November 30, 2021
Fidelity Advisor Equity Value Fund
Class A	1.09%
Actual		$1,000.00	$971.90	$5.39
Hypothetical-C		$1,000.00	$1,019.60	$5.52
Class M	1.33%
Actual		$1,000.00	$970.70	$6.57
Hypothetical-C		$1,000.00	$1,018.40	$6.73
Class C	1.88%
Actual		$1,000.00	$968.20	$9.28
Hypothetical-C		$1,000.00	$1,015.64	$9.50
Class I	.89%
Actual		$1,000.00	$972.70	$4.40
Hypothetical-C		$1,000.00	$1,020.61	$4.51
Class Z	.74%
Actual		$1,000.00	$973.80	$3.66
Hypothetical-C		$1,000.00	$1,021.36	$3.75

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Equity Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Equity Value Fund
Class A	12/29/2021	12/28/2021	$0.113	$0.596
Class M	12/29/2021	12/28/2021	$0.052	$0.596
Class C	12/29/2021	12/28/2021	$0.000	$0.520
Class I	12/29/2021	12/28/2021	$0.175	$0.596
Class Z	12/29/2021	12/28/2021	$0.201	$0.596

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2021, $4,310,451, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class M, Class C, Class I, and Class Z designate 100% of the dividends]]distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, Class I, and Class Z designate 100% the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

AEV-ANN-0122
1.767075.120

Fidelity Advisor® Growth Opportunities Fund

Annual Report

November 30, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	12.72%	31.36%	21.85%
Class M (incl. 3.50% sales charge)	15.13%	31.68%	21.87%
Class C (incl. contingent deferred sales charge)	17.70%	31.93%	21.85%
Class I	19.90%	33.28%	22.92%
Class Z	20.04%	33.44%	23.05%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Growth Opportunities Fund - Class A on November 30, 2011, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Period Ending Values
$72,160	Fidelity Advisor® Growth Opportunities Fund - Class A
$59,374	Russell 1000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 27.92% for the 12 months ending November 30, 2021, with U.S. equities rising on the prospect of a surge in economic growth amid strong corporate earnings, widespread COVID-19 vaccination, fiscal stimulus and fresh spending programs. After the index closed 2020 at an all-time high, investors were hopeful as the new year began. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. A flattish May reflected concerns about inflation and jobs, but the rally resumed through August amid strong earnings. In early September, sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. In addition, the Fed signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The index returned -4.65% in September, its first monthly decline since January, but sharply reversed course with a 7.01% gain in October, driven by strength in earnings and notable improvement in the economy. By sector, energy gained about 57% to lead by a wide margin, followed by financials (+39%), whereas the defensive utilities (+8%) and consumer staples (+9%) groups notably lagged.

Comments from Portfolio Manager Kyle Weaver:  For the fiscal year ending November 30, 2021, the fund's share classes (excluding sales charges, if applicable) gained roughly 19% to 20%, considerably underperforming the 30.70% advance of the benchmark Russell 1000 Growth Index® Index. Versus the benchmark, security selection was the primary detractor, especially in the health care sector. Weak picks in communication services also hampered the fund's relative result. Also hurting our result were stock picks in the industrials sector, especially within the transportation industry. The biggest individual relative detractor was an overweight position in Wix.com (-40%), and we added to our stake in this company. Another notable relative detractor was an out-of-benchmark stake in T-Mobile (-18%). Also hampering performance was our overweighting in Uber Technologies, which returned -24%. Uber Technologies was one of the fund's largest holdings. Conversely, an underweighting and stock picks in consumer staples jointly made the biggest contribution to performance versus the benchmark. Also lifting the fund's relative performance was an overweighting in energy and an underweighting in industrials. Our top individual relative contributor was an out-of-benchmark stake in Rivian Automotive (+749%). The fund's non-benchmark stake in Sea Limited, one of our biggest holdings, gained 61% and lifted the fund’s relative result. Another notable relative contributor was our lighter-than-benchmark stake in Visa (-7%). Notable changes in positioning include increased exposure to the communication services sector and a lower allocation to health care.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2021

% of fund's net assets
Microsoft Corp.	7.8
Alphabet, Inc. Class C	5.4
Amazon.com, Inc.	5.1
Apple, Inc.	3.9
NVIDIA Corp.	3.7
Sea Ltd. ADR	2.7
Meta Platforms, Inc. Class A	2.7
Alphabet, Inc. Class A	2.4
Uber Technologies, Inc.	2.0
Salesforce.com, Inc.	2.0
37.7

Top Five Market Sectors as of November 30, 2021

% of fund's net assets
Information Technology	41.8
Communication Services	20.7
Consumer Discretionary	15.5
Health Care	11.0
Industrials	4.1

Asset Allocation (% of fund's net assets)

As of November 30, 2021*
Stocks	97.9%
Convertible Securities	1.8%
Other Investments	0.4%
Short-Term Investments and Net Other Assets (Liabilities)**	(0.1)%

 * Foreign investments - 12.2%

 ** Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Schedule of Investments November 30, 2021

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value (000s)
COMMUNICATION SERVICES - 20.7%
Entertainment - 5.8%
Netflix, Inc. (a)	311,800	$200,144
Roblox Corp. (a)	1,062,800	134,019
Roku, Inc. Class A (a)	1,978,620	450,354
Sea Ltd. ADR (a)	2,383,684	686,668
		1,471,185
Interactive Media & Services - 12.2%
Alphabet, Inc.:
Class A (a)	215,258	610,891
Class C (a)	488,839	1,392,722
Match Group, Inc. (a)	156,712	20,371
Meta Platforms, Inc. Class A (a)	2,099,785	681,296
NerdWallet, Inc.	385,500	6,970
Snap, Inc. Class A (a)	3,968,900	188,959
Taboola.com Ltd. (b)	529,200	4,160
Zoominfo Technologies, Inc. (a)	3,624,400	223,625
		3,128,994
Media - 1.2%
Comcast Corp. Class A	1,849,892	92,458
Integral Ad Science Holding Corp.	526	12
Magnite, Inc. (a)(b)(c)	6,931,631	122,205
TechTarget, Inc. (a)	1,016,942	98,267
		312,942
Wireless Telecommunication Services - 1.5%
T-Mobile U.S., Inc. (a)	3,460,925	376,583

TOTAL COMMUNICATION SERVICES		5,289,704

CONSUMER DISCRETIONARY - 14.9%
Automobiles - 2.2%
Neutron Holdings, Inc. (a)(d)(e)	474,927	33
Rad Power Bikes, Inc. (d)(e)	382,384	3,665
Rivian Automotive, Inc.	354,300	42,431
Rivian Automotive, Inc.	1,599,099	172,357
Tesla, Inc. (a)	295,680	338,483
		556,969
Diversified Consumer Services - 0.1%
Arco Platform Ltd. Class A (a)(b)	1,024,728	19,183
Rover Group, Inc. Class A	1,317,798	13,600
The Beachbody Co., Inc. (d)	807,944	2,101
		34,884
Hotels, Restaurants & Leisure - 0.9%
Airbnb, Inc. Class A	1,177,900	203,235
Sweetgreen, Inc.	676,096	23,232
		226,467
Household Durables - 0.1%
Lovesac (a)	172,200	10,897
Purple Innovation, Inc. (a)(b)	873,809	9,018
		19,915
Internet & Direct Marketing Retail - 8.0%
Amazon.com, Inc. (a)	372,967	1,308,021
BARK, Inc. (b)	1,211,178	6,492
Cazoo Group Ltd. (d)	260,200	2,108
Cazoo Group Ltd.	1,628,803	12,534
Cazoo Group Ltd. Class A	636,064	5,152
Chewy, Inc. (a)(b)	2,551,145	174,141
Doordash, Inc.	133,000	23,776
FSN E-Commerce Ventures Private Ltd. (a)(d)	2,325,300	64,229
Global-e Online Ltd. (b)	3,869,108	257,064
Porch Group, Inc. Class A (a)	2,555,200	53,761
thredUP, Inc. (a)	313,853	5,875
Vivid Seats, Inc. (d)	2,429,670	26,775
Wayfair LLC Class A (a)	285,771	70,825
Zomato Ltd. (a)(d)	10,619,500	18,336
		2,029,089
Multiline Retail - 0.0%
Ollie's Bargain Outlet Holdings, Inc. (a)	191,600	11,858
Specialty Retail - 3.0%
Academy Sports & Outdoors, Inc. (a)	760,100	33,916
American Eagle Outfitters, Inc.	330,684	8,561
Auto1 Group SE (f)	4,249,172	119,511
Carvana Co. Class A (a)(b)	1,671,489	468,719
Dick's Sporting Goods, Inc. (b)	1,115,100	131,091
		761,798
Textiles, Apparel & Luxury Goods - 0.6%
Allbirds, Inc.:
Class A (b)	52,303	1,006
Class B	55,500	961
Bombas LLC (d)(e)	5,086,874	40,538
Capri Holdings Ltd. (a)	328,200	19,436
lululemon athletica, Inc. (a)	136,810	62,168
Tapestry, Inc.	838,400	33,637
		157,746

TOTAL CONSUMER DISCRETIONARY		3,798,726

CONSUMER STAPLES - 0.4%
Food & Staples Retailing - 0.4%
BJ's Wholesale Club Holdings, Inc. (a)	1,582,100	104,656
Blink Health, Inc. Series A1 (d)(e)	56,119	2,143
		106,799
Tobacco - 0.0%
JUUL Labs, Inc. Class B (a)(d)(e)	2,772	136

TOTAL CONSUMER STAPLES		106,935

ENERGY - 1.1%
Oil, Gas & Consumable Fuels - 1.1%
Reliance Industries Ltd.	8,704,778	278,808
Reliance Industries Ltd. (a)	497,403	15,931
		294,739
FINANCIALS - 1.9%
Banks - 1.0%
Starling Bank Ltd. Series D (a)(d)(e)	6,322,000	10,883
Wells Fargo & Co.	5,124,400	244,844
		255,727
Capital Markets - 0.1%
Coinbase Global, Inc.	17,900	5,639
XP, Inc. Class A (a)	991,536	28,437
		34,076
Consumer Finance - 0.4%
Capital One Financial Corp.	407,100	57,210
LendingTree, Inc. (a)(b)	369,588	41,904
		99,114
Diversified Financial Services - 0.3%
Ion Acquisition Corp. 2 Ltd. (d)	1,017,722	7,282
Local Bounti Corp. (d)	2,034,278	12,029
Rapyd Financial Network 2016 Ltd. (d)(e)	340,545	31,640
The Oncology Institute, Inc. (d)	814,767	4,759
WeWork, Inc. (d)	2,023,582	16,706
		72,416
Insurance - 0.1%
Palomar Holdings, Inc. (a)(b)	294,912	21,552

TOTAL FINANCIALS		482,885

HEALTH CARE - 11.0%
Biotechnology - 3.4%
ADC Therapeutics SA (a)	238,174	5,302
Agios Pharmaceuticals, Inc. (a)	956,600	34,074
Allakos, Inc. (a)	181,300	14,205
Alnylam Pharmaceuticals, Inc. (a)	566,635	104,148
Applied Therapeutics, Inc. (a)	484,100	5,557
Arcutis Biotherapeutics, Inc. (a)	235,100	3,896
Argenx SE ADR (a)	145,899	40,736
Ascendis Pharma A/S sponsored ADR (a)	67,662	9,271
Aurinia Pharmaceuticals, Inc. (a)(b)	1,478,100	27,847
Celldex Therapeutics, Inc. (a)	804,000	30,632
Cullinan Oncology, Inc.	187,000	3,366
Cytokinetics, Inc. (a)	1,015,500	39,950
Erasca, Inc.	896,900	12,709
Exelixis, Inc. (a)	1,277,900	21,456
Forma Therapeutics Holdings, Inc. (a)	518,100	7,507
Fusion Pharmaceuticals, Inc. (a)	141,767	822
Generation Bio Co. (a)	131,000	2,249
Gritstone Bio, Inc. (a)	1,099,408	14,512
Icosavax, Inc.	237,700	5,030
Imago BioSciences, Inc.	96,400	2,156
Instil Bio, Inc.	1,254,500	27,574
Keros Therapeutics, Inc. (a)	277,800	15,498
Mirati Therapeutics, Inc. (a)	176,000	24,072
Moderna, Inc. (a)	6,200	2,185
Monte Rosa Therapeutics, Inc.	396,100	7,680
Morphic Holding, Inc. (a)	208,036	9,923
Neurocrine Biosciences, Inc. (a)	230,093	19,155
Nuvalent, Inc. Class A	283,376	6,044
ORIC Pharmaceuticals, Inc. (a)	81,899	1,133
Passage Bio, Inc. (a)	192,929	1,406
Poseida Therapeutics, Inc. (a)	61,100	425
Prelude Therapeutics, Inc. (a)	391,600	5,596
Protagonist Therapeutics, Inc. (a)	655,987	22,054
PTC Therapeutics, Inc. (a)	58,900	2,189
Regeneron Pharmaceuticals, Inc. (a)	357,253	227,402
Relay Therapeutics, Inc. (a)	885,885	26,063
Repare Therapeutics, Inc. (a)	77,700	1,824
Tenaya Therapeutics, Inc.	421,700	8,286
TG Therapeutics, Inc. (a)	666,361	10,129
Vaxcyte, Inc. (a)	460,543	9,386
Zentalis Pharmaceuticals, Inc. (a)	545,300	44,742
		858,191
Health Care Equipment & Supplies - 2.1%
Boston Scientific Corp. (a)	5,219,274	198,698
DexCom, Inc. (a)	164,126	92,336
Hologic, Inc. (a)	751,518	56,161
Insulet Corp. (a)	146,810	42,346
Novocure Ltd. (a)	559,524	52,394
Penumbra, Inc. (a)	190,763	46,861
TransMedics Group, Inc. (a)(c)	2,347,117	51,730
		540,526
Health Care Providers & Services - 4.5%
agilon health, Inc.	6,187,200	136,118
Alignment Healthcare, Inc.	986,700	15,994
Cano Health, Inc. (a)	6,307,145	58,909
CareMax, Inc. Class A (a)	1,771,852	11,871
Centene Corp. (a)	1,623,444	115,930
Humana, Inc.	540,960	227,046
LifeStance Health Group, Inc.	12,895,297	102,389
Oak Street Health, Inc. (a)(b)	5,487,100	169,826
Surgery Partners, Inc. (a)	287,200	12,740
UnitedHealth Group, Inc.	655,967	291,394
		1,142,217
Health Care Technology - 0.2%
GoodRx Holdings, Inc. (a)(b)	726,100	28,986
Inspire Medical Systems, Inc. (a)	134,900	30,119
Sema4 Holdings Corp. (d)	217,600	1,451
		60,556
Life Sciences Tools & Services - 0.6%
10X Genomics, Inc. (a)	38,840	5,935
Danaher Corp.	306,300	98,518
Olink Holding AB ADR	387,900	8,130
Sartorius Stedim Biotech	81,600	48,252
		160,835
Pharmaceuticals - 0.2%
Arvinas Holding Co. LLC (a)	316,700	23,946
Cyteir Therapeutics, Inc.	126,300	2,098
IMARA, Inc. (a)	1,283,480	4,338
Nabriva Therapeutics PLC (a)(b)	1,126,502	877
Nabriva Therapeutics PLC warrants 6/1/22 (a)	6,814,048	0
Nuvation Bio, Inc. (a)	360,498	3,234
Terns Pharmaceuticals, Inc.	758,300	5,725
		40,218

TOTAL HEALTH CARE		2,802,543

INDUSTRIALS - 3.6%
Aerospace & Defense - 0.0%
Space Exploration Technologies Corp. Class A (a)(d)(e)	8,500	4,760
Building Products - 0.2%
The AZEK Co., Inc. (a)	914,200	35,855
View, Inc. (d)	1,205,473	4,833
		40,688
Electrical Equipment - 0.4%
ESS Tech, Inc. (d)	2,025,800	30,696
FREYR Battery SA	806,106	8,488
Sunrun, Inc. (a)	1,521,172	70,035
		109,219
Machinery - 0.1%
AutoStore Holdings Ltd.	3,160,200	15,793
Marine - 0.1%
Golden Ocean Group Ltd. (b)	2,367,100	22,274
Professional Services - 0.1%
HireRight Holdings Corp.	1,299,100	24,111
Road & Rail - 2.7%
Bird Global, Inc. (d)	607,013	3,915
Bird Global, Inc.	2,734,201	15,872
Bird Global, Inc.:
rights 11/4/26 (a)(e)	106,001	482
rights 11/4/26 (a)(e)	106,001	322
rights 11/4/26 (a)(e)	106,001	201
Lyft, Inc. (a)	3,682,478	149,545
TuSimple Holdings, Inc. (b)	433,800	17,348
Uber Technologies, Inc. (a)	13,258,281	503,815
		691,500

TOTAL INDUSTRIALS		908,345

INFORMATION TECHNOLOGY - 41.0%
Electronic Equipment & Components - 0.4%
Flex Ltd. (a)	2,732,400	46,724
Jabil, Inc.	676,400	39,542
		86,266
IT Services - 7.7%
Cyxtera Technologies, Inc. (d)	969,061	9,603
Dlocal Ltd.	3,074,500	102,073
EPAM Systems, Inc. (a)	66,073	40,209
Flywire Corp.	525,873	21,371
Global Payments, Inc.	1,183,812	140,921
GoDaddy, Inc. (a)	3,181,504	223,246
Marqeta, Inc. Class A	838,800	16,491
MasterCard, Inc. Class A	247,512	77,946
MongoDB, Inc. Class A (a)	218,112	108,642
Nuvei Corp. (a)(f)	1,511,842	148,870
Payoneer Global, Inc. (d)	442,000	3,426
PayPal Holdings, Inc. (a)	1,049,277	194,001
Remitly Global, Inc. (b)	981,300	23,610
Repay Holdings Corp. (a)	3,331,400	54,502
Snowflake Computing, Inc. (a)	50,644	17,227
Square, Inc. (a)	999,600	208,247
TaskUs, Inc.	1,076,569	47,961
TDCX, Inc. ADR	535,152	10,168
Thoughtworks Holding, Inc.	187,100	5,463
Thoughtworks Holding, Inc.	1,003,397	26,369
Toast, Inc. (b)	62,600	2,503
Twilio, Inc. Class A (a)	426,891	122,155
Visa, Inc. Class A	415,861	80,581
Wix.com Ltd. (a)(b)	1,885,073	288,039
		1,973,624
Semiconductors & Semiconductor Equipment - 9.4%
Applied Materials, Inc.	1,479,101	217,709
Cirrus Logic, Inc. (a)	74,900	6,005
GlobalFoundries, Inc.	544,800	37,722
Lam Research Corp.	239,976	163,148
Marvell Technology, Inc.	1,981,079	140,993
Micron Technology, Inc.	4,021,472	337,804
NVIDIA Corp.	2,866,072	936,518
NXP Semiconductors NV	1,437,472	321,074
ON Semiconductor Corp. (a)	2,796,361	171,780
SolarEdge Technologies, Inc. (a)	145,460	47,676
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	187,200	21,930
		2,402,359
Software - 19.4%
Adobe, Inc. (a)	392,430	262,869
Alkami Technology, Inc. (a)	911,437	26,149
Anaplan, Inc. (a)	2,147,600	91,939
Autodesk, Inc. (a)	303,965	77,265
AvidXchange Holdings, Inc.	68,300	1,459
Braze, Inc.	29,900	2,278
BTRS Holdings, Inc. (a)	712,300	5,314
BTRS Holdings, Inc. (a)(d)	1,599,340	11,931
CCC Intelligent Solutions Holdings, Inc. (d)	180,037	2,313
Ceridian HCM Holding, Inc. (a)	899,500	98,405
Confluent, Inc.	124,600	9,721
Coupa Software, Inc. (a)	149,998	29,499
Digital Turbine, Inc. (a)	190,173	10,091
DocuSign, Inc. (a)	42,178	10,391
DoubleVerify Holdings, Inc.	2,852,788	88,094
DoubleVerify Holdings, Inc. (f)	1,082,557	33,429
Dynatrace, Inc. (a)	3,640,900	228,831
Elastic NV (a)	484,540	75,327
EngageSmart, Inc.	151,752	3,319
Epic Games, Inc. (a)(d)(e)	56,200	40,459
ForgeRock, Inc.	74,700	2,001
Freshworks, Inc. (b)	121,900	4,293
GitLab, Inc.	73,400	7,086
HubSpot, Inc. (a)	265,649	214,355
Intapp, Inc. (b)(c)	3,235,900	88,631
Intuit, Inc.	313,108	204,240
Latch, Inc. (b)	1,725,400	14,286
Lightspeed Commerce, Inc. (Canada) (a)	2,173,473	109,945
Matterport, Inc. (b)	2,636,200	85,360
Microsoft Corp.	5,990,115	1,980,280
Pine Labs Private Ltd. (d)(e)	16,636	7,132
RingCentral, Inc. (a)	168,691	36,434
Riskified Ltd.	363,993	3,454
Riskified Ltd.:
Class A	379,687	3,423
Class B	759,374	6,846
Salesforce.com, Inc. (a)	1,762,238	502,167
SentinelOne, Inc.	108,900	5,877
ServiceNow, Inc. (a)	222,758	144,280
Stripe, Inc. Class B (a)(d)(e)	73,500	2,949
Synopsys, Inc. (a)	40,600	13,845
The Trade Desk, Inc. (a)	1,260,210	130,331
UiPath, Inc. Class A (a)(b)	764,900	36,906
UserTesting, Inc.	360,400	3,063
Viant Technology, Inc.	1,487,192	14,574
Volue A/S	2,091,675	14,015
Workday, Inc. Class A (a)	330,772	90,708
Zoom Video Communications, Inc. Class A (a)	565,400	119,531
		4,955,095
Technology Hardware, Storage & Peripherals - 4.1%
Apple, Inc.	6,082,660	1,005,464
IonQ, Inc. (d)	598,800	14,263
Samsung Electronics Co. Ltd.	444,600	26,792
		1,046,519

TOTAL INFORMATION TECHNOLOGY		10,463,863

MATERIALS - 1.6%
Metals & Mining - 1.6%
Freeport-McMoRan, Inc.	10,929,600	405,270
UTILITIES - 1.4%
Electric Utilities - 0.7%
Edison International	404,021	26,374
NextEra Energy, Inc.	553,312	48,016
ORSTED A/S (f)	824,256	106,184
		180,574
Independent Power and Renewable Electricity Producers - 0.7%
NextEra Energy Partners LP	2,055,800	174,846

TOTAL UTILITIES		355,420

TOTAL COMMON STOCKS
(Cost $15,833,887)		24,908,430

Preferred Stocks - 2.1%
Convertible Preferred Stocks - 1.8%
COMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Starry, Inc. Series D (a)(d)	1,493,700	2,278
CONSUMER DISCRETIONARY - 0.5%
Automobiles - 0.0%
Rad Power Bikes, Inc.:
Series A (d)(e)	49,852	478
Series C (d)(e)	196,163	1,880
Series D (d)(e)	415,700	3,984
		6,342
Internet & Direct Marketing Retail - 0.5%
GoBrands, Inc. Series G (d)(e)	70,400	27,350
Instacart, Inc.:
Series H (d)(e)	267,054	27,277
Series I (d)(e)	90,554	9,249
Reddit, Inc. Series F (d)(e)	793,873	49,057
		112,933
TOTAL CONSUMER DISCRETIONARY		119,275
CONSUMER STAPLES - 0.2%
Food & Staples Retailing - 0.0%
Blink Health, Inc. Series C (a)(d)(e)	234,164	8,940
Food Products - 0.1%
Bowery Farming, Inc. Series C1 (d)(e)	404,785	24,388
Tobacco - 0.1%
JUUL Labs, Inc.:
Series C (a)(d)(e)	566,439	27,812
Series D (a)(d)(e)	3,671	180
		27,992
TOTAL CONSUMER STAPLES		61,320
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Sonder Holdings, Inc.:
Series D1 (a)(d)	126,152	1,561
Series E (a)(d)	757,018	9,368
		10,929
INDUSTRIALS - 0.5%
Aerospace & Defense - 0.3%
Relativity Space, Inc. Series E (d)(e)	1,068,417	24,397
Space Exploration Technologies Corp.:
Series I (a)(d)(e)	16,438	9,205
Series N (a)(d)(e)	51,400	28,784
		62,386
Construction & Engineering - 0.1%
Beta Technologies, Inc. Series A (d)(e)	441,839	32,374
Road & Rail - 0.1%
Convoy, Inc. Series D (a)(d)(e)	1,038,289	17,130
Transportation Infrastructure - 0.0%
Delhivery Private Ltd. Series H (d)(e)	10,397	4,936
TOTAL INDUSTRIALS		116,826
INFORMATION TECHNOLOGY - 0.5%
Communications Equipment - 0.1%
Meesho Series F (d)(e)	243,800	18,693
Xsight Labs Ltd. Series D (d)(e)	501,100	4,007
		22,700
Electronic Equipment & Components - 0.0%
Enevate Corp. Series E (d)(e)	7,873,996	8,730
IT Services - 0.1%
ByteDance Ltd. Series E1 (d)(e)	116,411	15,194
Yanka Industries, Inc.:
Series E (a)(d)(e)	341,047	10,871
Series F (d)(e)	380,955	12,144
		38,209
Semiconductors & Semiconductor Equipment - 0.1%
GaN Systems, Inc.:
Series F1 (d)(e)	339,534	2,879
Series F2 (d)(e)	179,288	1,520
SiMa.ai Series B (d)(e)	1,198,500	7,826
Tenstorrent, Inc. Series C1 (d)(e)	32,900	1,956
		14,181
Software - 0.2%
Databricks, Inc.:
Series G (d)(e)	60,400	13,315
Series H (d)(e)	10,784	2,377
Mountain Digital, Inc. Series D (d)(e)	896,466	20,588
Skyryse, Inc. Series B (d)(e)	244,100	6,024
Stripe, Inc. Series H (d)(e)	30,700	1,232
		43,536
TOTAL INFORMATION TECHNOLOGY		127,356
MATERIALS - 0.1%
Metals & Mining - 0.1%
Diamond Foundry, Inc. Series C (d)(e)	674,317	16,946

TOTAL CONVERTIBLE PREFERRED STOCKS		454,930

Nonconvertible Preferred Stocks - 0.3%
COMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Starry, Inc. Series E1 (d)	4,395,224	6,702
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Neutron Holdings, Inc. Series 1C (a)(d)(e)	6,477,300	453
Waymo LLC Series A2 (a)(d)(e)	47,838	4,388
		4,841
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Thriveworks TopCo LLC Series B (d)(e)(g)	672,000	19,289
INFORMATION TECHNOLOGY - 0.2%
IT Services - 0.0%
Gupshup, Inc. (d)(e)	509,400	11,648
Software - 0.2%
Pine Labs Private Ltd.:
Series 1 (d)(e)	39,764	17,047
Series A (d)(e)	9,936	4,260
Series B (d)(e)	10,808	4,634
Series B2 (d)(e)	8,745	3,749
Series C (d)(e)	16,265	6,973
Series C1 (d)(e)	3,427	1,469
Series D (d)(e)	3,667	1,572
		39,704
TOTAL INFORMATION TECHNOLOGY		51,352

TOTAL NONCONVERTIBLE PREFERRED STOCKS		82,184

TOTAL PREFERRED STOCKS
(Cost $443,660)		537,114
	Principal Amount (000s)	Value (000s)

Convertible Bonds - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Neutron Holdings, Inc.:
0% 10/27/25 (d)(e)	12,391	12,391
4% 5/22/27 (d)(e)	843	843
4% 6/12/27 (d)(e)	232	232
TOTAL CONVERTIBLE BONDS
(Cost $13,466)		13,466

Preferred Securities - 0.2%
CONSUMER DISCRETIONARY - 0.1%
Internet & Direct Marketing Retail - 0.1%
Circle Internet Financial Ltd. 0% (d)(h)	24,310	31,091
INFORMATION TECHNOLOGY - 0.1%
Electronic Equipment & Components - 0.0%
Enevate Corp. 0% 1/29/23 (d)(e)	3,352	3,352
Semiconductors & Semiconductor Equipment - 0.1%
GaN Systems, Inc. 0% (d)(e)(h)	7,958	7,958
Tenstorrent, Inc. 0% (d)(e)(h)	1,830	1,830
		9,788

TOTAL INFORMATION TECHNOLOGY		13,140

TOTAL PREFERRED SECURITIES
(Cost $37,450)		44,231
	Shares	Value (000s)

Money Market Funds - 3.7%
Fidelity Cash Central Fund 0.06% (i)	90,927,449	90,946
Fidelity Securities Lending Cash Central Fund 0.07% (i)(j)	856,276,419	856,362
TOTAL MONEY MARKET FUNDS
(Cost $947,308)		947,308

Equity Funds - 0.2%
Domestic Equity Funds - 0.2%
iShares Russell 1000 Growth Index ETF
(Cost $53,561)	175,500	52,629
TOTAL INVESTMENT IN SECURITIES - 103.8%
(Cost $17,329,332)		26,503,178
NET OTHER ASSETS (LIABILITIES) - (3.8)%		(977,516)
NET ASSETS - 100%		$25,525,662

Security Type Abbreviations

ETF – Exchange-Traded Fund

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $975,905,000 or 3.8% of net assets.

 (e) Level 3 security

 (f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $407,994,000 or 1.6% of net assets.

 (g) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (h) Security is perpetual in nature with no stated maturity date.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (j) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Beta Technologies, Inc. Series A	4/9/21	$32,374
Bird Global, Inc.	5/11/21	$6,070
Blink Health, Inc. Series A1	12/30/20	$1,520
Blink Health, Inc. Series C	11/7/19 - 7/14/21	$8,939
Bombas LLC	2/16/21 - 11/12/21	$24,316
Bowery Farming, Inc. Series C1	5/18/21	$24,388
BTRS Holdings, Inc.	1/12/21	$15,993
ByteDance Ltd. Series E1	11/18/20	$12,756
Cazoo Group Ltd.	3/28/21	$2,602
CCC Intelligent Solutions Holdings, Inc.	2/2/21	$1,800
Circle Internet Financial Ltd. 0%	5/11/21	$24,310
Convoy, Inc. Series D	10/30/19	$14,058
Cyxtera Technologies, Inc.	2/21/21	$9,691
Databricks, Inc. Series G	2/1/21	$10,713
Databricks, Inc. Series H	8/31/21	$2,377
Delhivery Private Ltd. Series H	5/20/21	$5,075
Diamond Foundry, Inc. Series C	3/15/21	$16,184
Enevate Corp. Series E	1/29/21	$8,730
Enevate Corp. 0% 1/29/23	1/29/21	$3,352
Epic Games, Inc.	7/13/20 - 3/29/21	$45,615
ESS Tech, Inc.	5/6/21	$20,258
FSN E-Commerce Ventures Private Ltd.	10/7/20 - 10/26/20	$6,381
GaN Systems, Inc. Series F1	11/30/21	$2,879
GaN Systems, Inc. Series F2	11/30/21	$1,520
GaN Systems, Inc. 0%	11/30/21	$7,958
GoBrands, Inc. Series G	3/2/21	$17,580
Gupshup, Inc.	6/8/21	$11,648
Instacart, Inc. Series H	11/13/20	$16,023
Instacart, Inc. Series I	2/26/21	$11,319
Ion Acquisition Corp. 2 Ltd.	6/24/21	$10,177
IonQ, Inc.	3/7/21	$5,988
JUUL Labs, Inc. Class B	11/21/17	$0
JUUL Labs, Inc. Series C	5/22/15	$0
JUUL Labs, Inc. Series D	6/25/18	$0
Local Bounti Corp.	6/17/21	$20,343
Meesho Series F	9/21/21	$18,693
Mountain Digital, Inc. Series D	11/5/21	$20,588
Neutron Holdings, Inc.	2/4/21	$5
Neutron Holdings, Inc. Series 1C	7/3/18	$1,184
Neutron Holdings, Inc. 0% 10/27/25	10/29/21	$12,391
Neutron Holdings, Inc. 4% 5/22/27	6/4/20	$843
Neutron Holdings, Inc. 4% 6/12/27	6/12/20	$232
Payoneer Global, Inc.	2/3/21	$4,420
Pine Labs Private Ltd.	6/30/21	$6,203
Pine Labs Private Ltd. Series 1	6/30/21	$14,826
Pine Labs Private Ltd. Series A	6/30/21	$3,705
Pine Labs Private Ltd. Series B	6/30/21	$4,030
Pine Labs Private Ltd. Series B2	6/30/21	$3,261
Pine Labs Private Ltd. Series C	6/30/21	$6,065
Pine Labs Private Ltd. Series C1	6/30/21	$1,278
Pine Labs Private Ltd. Series D	6/30/21	$1,367
Rad Power Bikes, Inc.	1/21/21	$1,845
Rad Power Bikes, Inc. Series A	1/21/21	$240
Rad Power Bikes, Inc. Series C	1/21/21	$946
Rad Power Bikes, Inc. Series D	9/17/21	$3,984
Rapyd Financial Network 2016 Ltd.	3/30/21	$25,000
Reddit, Inc. Series F	8/11/21	$49,057
Relativity Space, Inc. Series E	5/27/21	$24,397
Sema4 Holdings Corp.	2/9/21	$2,176
SiMa.ai Series B	5/10/21	$6,145
Skyryse, Inc. Series B	10/21/21	$6,024
Sonder Holdings, Inc. Series D1	12/20/19	$1,324
Sonder Holdings, Inc. Series E	4/3/20 - 5/6/20	$8,150
Space Exploration Technologies Corp. Class A	2/16/21	$3,570
Space Exploration Technologies Corp. Series I	4/5/18	$2,778
Space Exploration Technologies Corp. Series N	8/4/20	$13,878
Starling Bank Ltd. Series D	6/18/21	$11,303
Starry, Inc. Series D	7/30/20	$2,136
Starry, Inc. Series E1	9/4/20	$6,184
Stripe, Inc. Class B	5/18/21	$2,949
Stripe, Inc. Series H	3/15/21	$1,232
Tenstorrent, Inc. Series C1	4/23/21	$1,956
Tenstorrent, Inc. 0%	4/23/21	$1,830
The Beachbody Co., Inc.	2/9/21	$8,079
The Oncology Institute, Inc.	6/28/21	$8,148
Thriveworks TopCo LLC Series B	7/23/21	$19,289
View, Inc.	3/5/21	$12,055
Vivid Seats, Inc.	4/21/21	$24,297
Waymo LLC Series A2	5/8/20	$4,108
WeWork, Inc.	3/25/21	$20,236
Xsight Labs Ltd. Series D	2/16/21	$4,007
Yanka Industries, Inc. Series E	5/15/20	$4,120
Yanka Industries, Inc. Series F	4/8/21	$12,144
Zomato Ltd.	12/9/20 - 2/10/21	$7,456

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$32,258	$5,627,162	$5,568,484	$38	$10	$--	$90,946	0.1%
Fidelity Securities Lending Cash Central Fund 0.07%	666,328	3,111,017	2,920,983	3,331	--	--	856,362	2.7%
Total	$698,586	$8,738,179	$8,489,467	$3,369	$10	$--	$947,308

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
BARK, Inc.	$--	$12,744	$30,153	$--	$(11,416)	$(4,917)	$--
CareMax, Inc. Class A	--	27,013	23,076	--	(13,219)	(5,847)	--
IMARA, Inc.	6,296	12,351	--	--	--	(14,309)	--
Intapp, Inc.	--	94,486	--	--	--	(5,855)	88,631
Magnite, Inc.	--	251,275	10,381	--	(6,270)	(112,419)	122,205
Nabriva Therapeutics PLC	4,810	--	--	--	--	(3,933)	--
TransMedics Group, Inc.	31,276	9,515	--	--	--	10,939	51,730
Total	$42,382	$407,384	$63,610	$--	$(30,905)	$(136,341)	$262,566

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$5,298,684	$5,289,704	$8,980	$--
Consumer Discretionary	3,922,842	3,436,066	318,424	168,352
Consumer Staples	168,255	104,656	--	63,599
Energy	294,739	294,739	--	--
Financials	513,103	399,586	51,705	61,812
Health Care	2,802,543	2,802,543	--	--
Industrials	1,025,171	851,179	51,401	122,591
Information Technology	10,642,571	10,376,685	36,638	229,248
Materials	422,216	405,270	--	16,946
Utilities	355,420	355,420	--	--
Corporate Bonds	13,466	--	--	13,466
Preferred Securities	44,231	--	31,091	13,140
Money Market Funds	947,308	947,308	--	--
Equity Funds	52,629	52,629	--	--
Total Investments in Securities:	$26,503,178	$25,315,785	$498,239	$689,154
Net unrealized appreciation on unfunded commitments	$1,204	$--	$1,204	$--

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Beginning Balance	$238,452
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	73,867
Cost of Purchases	492,751
Proceeds of Sales	(6,463)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	(109,453)
Ending Balance	$689,154
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2021	$74,083

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	87.8%
Cayman Islands	3.0%
Israel	2.2%
India	1.8%
Netherlands	1.8%
Canada	1.2%
Others (Individually Less Than 1%)	2.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2021
Assets
Investment in securities, at value (including securities loaned of $817,451) — See accompanying schedule: Unaffiliated issuers (cost $16,005,480)	$25,293,304
Fidelity Central Funds (cost $947,308)	947,308
Other affiliated issuers (cost $376,544)	262,566
Total Investment in Securities (cost $17,329,332)		$26,503,178
Cash		19
Receivable for investments sold		81,856
Unrealized appreciation on unfunded commitments		4,253
Receivable for fund shares sold		47,631
Dividends receivable		6,916
Interest receivable		64
Distributions receivable from Fidelity Central Funds		365
Prepaid expenses		27
Other receivables		392
Total assets		26,644,701
Liabilities
Payable for investments purchased	$191,901
Unrealized depreciation on unfunded commitments	3,049
Payable for fund shares redeemed	21,902
Accrued management fee	13,917
Distribution and service plan fees payable	3,665
Other affiliated payables	3,162
Other payables and accrued expenses	25,100
Collateral on securities loaned	856,343
Total liabilities		1,119,039
Net Assets		$25,525,662
Net Assets consist of:
Paid in capital		$14,230,238
Total accumulated earnings (loss)		11,295,424
Net Assets		$25,525,662
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($4,184,435 ÷ 26,161 shares)(a)		$159.95
Maximum offering price per share (100/94.25 of $159.95)		$169.71
Class M:
Net Asset Value and redemption price per share ($3,480,610 ÷ 22,082 shares)(a)		$157.62
Maximum offering price per share (100/96.50 of $157.62)		$163.34
Class C:
Net Asset Value and offering price per share ($1,412,597 ÷ 10,693 shares)(a)		$132.10
Class I:
Net Asset Value, offering price and redemption price per share ($12,620,334 ÷ 71,979 shares)		$175.33
Class Z:
Net Asset Value, offering price and redemption price per share ($3,827,686 ÷ 21,580 shares)		$177.37

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2021
Investment Income
Dividends		$79,531
Interest		42
Income from Fidelity Central Funds (including $3,331 from security lending)		3,369
Total income		82,942
Expenses
Management fee
Basic fee	$122,898
Performance adjustment	20,948
Transfer agent fees	33,060
Distribution and service plan fees	40,860
Accounting fees	1,828
Custodian fees and expenses	420
Independent trustees' fees and expenses	82
Registration fees	681
Audit	94
Legal	26
Interest	22
Miscellaneous	87
Total expenses before reductions	221,006
Expense reductions	(378)
Total expenses after reductions		220,628
Net investment income (loss)		(137,686)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $15)	2,676,823
Fidelity Central Funds	10
Other affiliated issuers	(30,905)
Foreign currency transactions	(588)
Total net realized gain (loss)		2,645,340
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $14,010)	1,389,851
Affiliated issuers	(136,341)
Unfunded commitments	1,205
Assets and liabilities in foreign currencies	(15)
Total change in net unrealized appreciation (depreciation)		1,254,700
Net gain (loss)		3,900,040
Net increase (decrease) in net assets resulting from operations		$3,762,354

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2021	Year ended November 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(137,686)	$(54,435)
Net realized gain (loss)	2,645,340	1,119,703
Change in net unrealized appreciation (depreciation)	1,254,700	5,464,667
Net increase (decrease) in net assets resulting from operations	3,762,354	6,529,935
Distributions to shareholders	(1,000,273)	(317,586)
Share transactions - net increase (decrease)	4,306,628	4,384,792
Total increase (decrease) in net assets	7,068,709	10,597,141
Net Assets
Beginning of period	18,456,953	7,859,812
End of period	$25,525,662	$18,456,953

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Growth Opportunities Fund Class A

Years ended November 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$141.06	$90.00	$76.87	$68.76	$58.24
Income from Investment Operations
Net investment income (loss)A	(1.06)	(.56)	(.18)B	(.25)	.04
Net realized and unrealized gain (loss)	27.68	55.26	21.21	13.33	17.86
Total from investment operations	26.62	54.70	21.03	13.08	17.90
Distributions from net realized gain	(7.73)	(3.64)	(7.90)	(4.97)	(7.38)
Total distributions	(7.73)	(3.64)	(7.90)	(4.97)	(7.38)
Net asset value, end of period	$159.95	$141.06	$90.00	$76.87	$68.76
Total ReturnC,D	19.60%	63.12%	31.29%	20.35%	34.64%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.04%	1.06%	1.11%	1.05%	.91%
Expenses net of fee waivers, if any	1.04%	1.06%	1.11%	1.05%	.91%
Expenses net of all reductions	1.04%	1.06%	1.10%	1.05%	.91%
Net investment income (loss)	(.68)%	(.52)%	(.22)%B	(.33)%	.06%
Supplemental Data
Net assets, end of period (in millions)	$4,184	$3,037	$1,349	$673	$540
Portfolio turnover rateG	66%	47%	37%H	46%	52%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.15 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.42) %.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Growth Opportunities Fund Class M

Years ended November 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$139.13	$89.03	$76.28	$68.27	$57.99
Income from Investment Operations
Net investment income (loss)A	(1.41)	(.79)	(.37)B	(.41)	(.10)
Net realized and unrealized gain (loss)	27.31	54.53	21.02	13.24	17.76
Total from investment operations	25.90	53.74	20.65	12.83	17.66
Distributions from net realized gain	(7.41)	(3.64)	(7.90)	(4.82)	(7.38)
Total distributions	(7.41)	(3.64)	(7.90)	(4.82)	(7.38)
Net asset value, end of period	$157.62	$139.13	$89.03	$76.28	$68.27
Total ReturnC,D	19.31%	62.71%	31.01%	20.07%	34.34%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.28%	1.30%	1.34%	1.28%	1.14%
Expenses net of fee waivers, if any	1.28%	1.30%	1.34%	1.28%	1.14%
Expenses net of all reductions	1.28%	1.30%	1.34%	1.28%	1.13%
Net investment income (loss)	(.93)%	(.76)%	(.46)%B	(.57)%	(.17)%
Supplemental Data
Net assets, end of period (in millions)	$3,481	$3,153	$2,094	$1,671	$1,492
Portfolio turnover rateG	66%	47%	37%H	46%	52%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.15 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.65) %.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Growth Opportunities Fund Class C

Years ended November 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$118.14	$76.50	$67.03	$60.60	$52.52
Income from Investment Operations
Net investment income (loss)A	(1.85)	(1.15)	(.67)B	(.70)	(.37)
Net realized and unrealized gain (loss)	23.04	46.43	18.04	11.68	15.83
Total from investment operations	21.19	45.28	17.37	10.98	15.46
Distributions from net realized gain	(7.23)	(3.64)	(7.90)	(4.55)	(7.38)
Total distributions	(7.23)	(3.64)	(7.90)	(4.55)	(7.38)
Net asset value, end of period	$132.10	$118.14	$76.50	$67.03	$60.60
Total ReturnC,D	18.70%	61.89%	30.31%	19.44%	33.64%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.80%	1.81%	1.86%	1.81%	1.66%
Expenses net of fee waivers, if any	1.80%	1.81%	1.86%	1.81%	1.66%
Expenses net of all reductions	1.80%	1.81%	1.86%	1.80%	1.66%
Net investment income (loss)	(1.44)%	(1.27)%	(.98)%B	(1.09)%	(.69)%
Supplemental Data
Net assets, end of period (in millions)	$1,413	$1,159	$483	$244	$201
Portfolio turnover rateG	66%	47%	37%H	46%	52%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.13 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (1.17) %.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Growth Opportunities Fund Class I

Years ended November 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$153.77	$97.56	$82.42	$73.38	$61.52
Income from Investment Operations
Net investment income (loss)A	(.74)	(.31)	.03B	(.05)	.22
Net realized and unrealized gain (loss)	30.27	60.16	23.01	14.25	19.02
Total from investment operations	29.53	59.85	23.04	14.20	19.24
Distributions from net realized gain	(7.97)	(3.64)	(7.90)	(5.16)	(7.38)
Total distributions	(7.97)	(3.64)	(7.90)	(5.16)	(7.38)
Net asset value, end of period	$175.33	$153.77	$97.56	$82.42	$73.38
Total ReturnC	19.90%	63.52%	31.66%	20.67%	35.01%
Ratios to Average Net AssetsD,E
Expenses before reductions	.79%	.80%	.84%	.78%	.63%
Expenses net of fee waivers, if any	.79%	.80%	.84%	.78%	.63%
Expenses net of all reductions	.79%	.80%	.84%	.78%	.63%
Net investment income (loss)	(.43)%	(.26)%	.04%B	(.06)%	.34%
Supplemental Data
Net assets, end of period (in millions)	$12,620	$8,282	$2,819	$850	$642
Portfolio turnover rateF	66%	47%	37%G	46%	52%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.17 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.15) %.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Growth Opportunities Fund Class Z

Years ended November 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$155.40	$98.44	$83.00	$73.88	$61.82
Income from Investment Operations
Net investment income (loss)A	(.54)	(.17)	.14B	.04	.32
Net realized and unrealized gain (loss)	30.58	60.77	23.20	14.35	19.12
Total from investment operations	30.04	60.60	23.34	14.39	19.44
Distributions from net investment income	–	–	–	(.05)	–
Distributions from net realized gain	(8.07)	(3.64)	(7.90)	(5.22)	(7.38)
Total distributions	(8.07)	(3.64)	(7.90)	(5.27)	(7.38)
Net asset value, end of period	$177.37	$155.40	$98.44	$83.00	$73.88
Total ReturnC	20.04%	63.72%	31.81%	20.82%	35.18%
Ratios to Average Net AssetsD,E
Expenses before reductions	.67%	.69%	.72%	.66%	.51%
Expenses net of fee waivers, if any	.67%	.68%	.72%	.66%	.50%
Expenses net of all reductions	.67%	.68%	.72%	.65%	.50%
Net investment income (loss)	(.31)%	(.15)%	.16%B	.06%	.47%
Supplemental Data
Net assets, end of period (in millions)	$3,828	$2,826	$1,114	$88	$152
Portfolio turnover rateF	66%	47%	37%G	46%	52%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.17 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.03) %.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2021
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Growth Opportunities Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$662,548	Market comparable	Discount rate	40.0% - 45.0% / 44.8%	Decrease
			Premium rate	25.0% - 84.8% / 45.5%	Increase
			Discount for lack of marketability	10.0%	Decrease
			Enterprise Value/EBITDA multiple (EV/EBITDA)	17.5	Increase
			Enterprise Value/Sales Multiple (EV/S)	2.7 – 25.5 / 12.6	Increase
			Enterprise Value/Gross Profit (EV/GP)	15.2	Increase
		Market approach	Transaction price	$1.11 - $560.00 / $149.21	Increase
		Recovery value	Recovery value	1.9% - 4.6% / 3.5%	Increase
Corporate Bonds	$13,466	Market approach	Transaction price	$100.00	Increase
Preferred Securities	$13,140	Market approach	Transaction price	$100.00	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2021, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Advisor Growth Opportunities Fund	$27

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred Trustees compensation, net operating losses and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$10,551,184
Gross unrealized depreciation	(1,484,160)
Net unrealized appreciation (depreciation)	$9,067,024
Tax Cost	$17,437,358

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$169,232
Undistributed long-term capital gain	$2,083,979
Net unrealized appreciation (depreciation) on securities and other investments	$9,067,038

The tax character of distributions paid was as follows:

	November 30, 2021	November 30, 2020
Ordinary Income	$170,667	$ -
Long-term Capital Gains	829,606	317,586
Total	$1,000,273	$ 317,586

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on these commitments is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and in the Statement of Operations as Change in unrealized appreciation (depreciation) on unfunded commitments.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity Advisor Growth Opportunities Fund	19,289.08

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Growth Opportunities Fund	18,431,760	15,239,792

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of all classes, as compared to its benchmark index, the Russell 1000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .61% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$9,566	$497
Class M	.25%	.25%	17,599	367
Class C	.75%	.25%	13,695	4,364
			$40,860	$5,228

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$3,266
Class M	221
Class C(a)	148
$3,635

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$6,166.16
Class M	5,373.15
Class C	2,297.17
Class I	17,665.16
Class Z	1,559.04
	$33,060

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Growth Opportunities Fund	.01

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Growth Opportunities Fund	$272

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Growth Opportunities Fund	Borrower	$40,421.31%		$22

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Advisor Growth Opportunities Fund	1,455,653	495,550	116,807

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Advisor Growth Opportunities Fund	19

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Advisor Growth Opportunities Fund	$39

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Growth Opportunities Fund	$343	$168	$1,152

8. Expense Reductions.

During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $378.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2021	Year ended November 30, 2020
Fidelity Advisor Growth Opportunities Fund
Distributions to shareholders
Class A	$169,745	$55,553
Class M	168,099	85,325
Class C	72,157	23,768
Class I	439,475	109,950
Class Z	150,797	42,990
Total	$1,000,273	$317,586

10. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2021	Year ended November 30, 2020	Year ended November 30, 2021	Year ended November 30, 2020
Fidelity Advisor Growth Opportunities Fund
Class A
Shares sold	8,318	11,689	$1,283,675	$1,219,407
Reinvestment of distributions	1,142	587	161,306	52,509
Shares redeemed	(4,829)	(5,737)	(742,467)	(605,901)
Net increase (decrease)	4,631	6,539	$702,514	$666,015
Class M
Shares sold	2,549	3,754	$385,475	$379,705
Reinvestment of distributions	1,163	931	162,126	82,318
Shares redeemed	(4,290)	(5,548)	(654,784)	(555,845)
Net increase (decrease)	(578)	(863)	$(107,183)	$(93,822)
Class C
Shares sold	3,273	5,570	$416,992	$478,062
Reinvestment of distributions	581	291	68,282	21,939
Shares redeemed	(2,973)	(2,360)	(379,808)	(207,656)
Net increase (decrease)	881	3,501	$105,466	$292,345
Class I
Shares sold	34,051	42,729	$5,739,683	$4,757,625
Reinvestment of distributions	2,534	950	391,310	92,340
Shares redeemed	(18,463)	(18,720)	(3,082,104)	(2,085,597)
Net increase (decrease)	18,122	24,959	$3,048,889	$2,764,368
Class Z
Shares sold	12,098	13,629	$2,064,123	$1,517,673
Reinvestment of distributions	860	398	134,230	39,102
Shares redeemed	(9,566)	(7,159)	(1,641,411)	(800,889)
Net increase (decrease)	3,392	6,868	$556,942	$755,886

11. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Growth Opportunities Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Growth Opportunities Fund (the "Fund"), a fund of Advisor Series I, including the schedule of investments, as of November 30, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

January 14, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 314 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2021 to November 30, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2021	Ending Account Value November 30, 2021	Expenses Paid During Period-B June 1, 2021 to November 30, 2021
Fidelity Advisor Growth Opportunities Fund
Class A	1.04%
Actual		$1,000.00	$1,066.90	$5.39
Hypothetical-C		$1,000.00	$1,019.85	$5.27
Class M	1.28%
Actual		$1,000.00	$1,065.60	$6.63
Hypothetical-C		$1,000.00	$1,018.65	$6.48
Class C	1.80%
Actual		$1,000.00	$1,062.90	$9.31
Hypothetical-C		$1,000.00	$1,016.04	$9.10
Class I	.79%
Actual		$1,000.00	$1,068.20	$4.10
Hypothetical-C		$1,000.00	$1,021.11	$4.00
Class Z	.67%
Actual		$1,000.00	$1,068.90	$3.47
Hypothetical-C		$1,000.00	$1,021.71	$3.40

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Growth Opportunities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Advisor Growth Opportunities Fund
Class A	12/29/21	12/28/21	$14.619
Class M	12/29/21	12/28/21	$14.173
Class C	12/29/21	12/28/21	$13.724
Class I	12/29/21	12/28/21	$14.970
Class Z	12/29/21	12/28/21	$15.150

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2021, $2,084,034,747, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 99.94% of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund designates $582,000 of distributions paid in the calendar year 2020 as qualifying to be taxed as section 163(j) interest dividends.

Class A designates 27%; Class M designates 36%; Class C designates 45%; Class I designates 23%; and Class Z designates 21%; of the dividend distributed in December, as qualifying for the dividends–received deduction for corporate shareholders.

Class A designates 31%; Class M designates 41%; Class C designates 51%; Class I designates 26%; and Class Z designates 25%; of the dividend distributed in December, as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

GO-ANN-0122
1.704314.124

Fidelity Advisor® Growth & Income Fund

Annual Report

November 30, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	17.89%	11.03%	12.64%
Class M (incl. 3.50% sales charge)	20.40%	11.28%	12.64%
Class C (incl. contingent deferred sales charge)	23.14%	11.50%	12.64%
Class I	25.40%	12.65%	13.64%
Class Z	25.59%	12.80%	13.72%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on February 1, 2017. Returns prior to February 1, 2017, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Growth & Income Fund - Class A on November 30, 2011, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$32,889	Fidelity Advisor® Growth & Income Fund - Class A
$44,726	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 27.92% for the 12 months ending November 30, 2021, with U.S. equities rising on the prospect of a surge in economic growth amid strong corporate earnings, widespread COVID-19 vaccination, fiscal stimulus and fresh spending programs. After the index closed 2020 at an all-time high, investors were hopeful as the new year began. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. A flattish May reflected concerns about inflation and jobs, but the rally resumed through August amid strong earnings. In early September, sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. In addition, the Fed signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The index returned -4.65% in September, its first monthly decline since January, but sharply reversed course with a 7.01% gain in October, driven by strength in earnings and notable improvement in the economy. By sector, energy gained about 57% to lead by a wide margin, followed by financials (+39%), whereas the defensive utilities (+8%) and consumer staples (+9%) groups notably lagged.

Comments from Portfolio Manager Matt Fruhan:  For the fiscal year ending November 30, 2021, the fund's share classes (excluding sales charges, if applicable) gained roughly 24% to 26%, underperforming the 27.92% result of the benchmark S&P 500® index. The primary detractors from performance versus the benchmark were security selection and an underweight in information technology. Weak picks in health care also hampered the fund's relative result. Also hampering performance was security selection in the communication services sector, especially within the media & entertainment industry. Not owning Nvidia, a benchmark component that gained roughly 144%, was the largest individual relative detractor. Our second-largest relative detractor this period was avoiding Alphabet, a benchmark component that gained 62%. Avoiding Tesla, a benchmark component that gained about 65%, also hurt relative performance. Conversely, the largest contributors to performance versus the benchmark were stock picks and an overweight in the financials sector, especially within the banks industry. An overweight and stock picks in energy and an underweight in utilities also bolstered the fund's relative result. The biggest individual relative contributor was an overweight position in Wells Fargo (+77%). Wells Fargo was among our biggest holdings. Also adding value was our outsized stake in Exxon Mobil, which gained roughly 67%. Exxon Mobil was among the fund's largest holdings. Another notable relative contributor was an overweight in Bank of America (+61%), which was one of the fund's biggest holdings. Notable changes in positioning include increased exposure to the energy sector and a lower allocation to communication services.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2021

% of fund's net assets
Microsoft Corp.	7.4
General Electric Co.	5.5
Wells Fargo & Co.	5.0
Exxon Mobil Corp.	4.5
Bank of America Corp.(a)	3.7
Apple, Inc.	3.7
Comcast Corp. Class A(a)	2.8
Altria Group, Inc.	2.3
Qualcomm, Inc.(a)	2.2
United Parcel Service, Inc. Class B	1.9
39.0

 (a) Security or a portion of the security is pledged as collateral for call options written.

Top Five Market Sectors as of November 30, 2021

% of fund's net assets
Information Technology	21.0
Financials	18.7
Industrials	16.9
Health Care	12.9
Energy	8.5

Asset Allocation (% of fund's net assets)

As of November 30, 2021*,**
Stocks	97.8%
Convertible Securities	0.3%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	1.8%

 * Foreign investments - 13.4%

 ** Written options - (0.0%)

Schedule of Investments November 30, 2021

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value (000s)
COMMUNICATION SERVICES - 6.1%
Diversified Telecommunication Services - 0.7%
Cellnex Telecom SA (a)	7,300	$431
Elisa Corp. (A Shares)	9,700	583
Verizon Communications, Inc.	66,209	3,328
		4,342
Entertainment - 1.9%
Activision Blizzard, Inc.	14,100	826
Nintendo Co. Ltd. ADR	30,500	1,680
The Walt Disney Co. (b)	41,200	5,970
Universal Music Group NV	134,700	3,866
		12,342
Media - 3.5%
Comcast Corp. Class A (c)	359,958	17,991
Interpublic Group of Companies, Inc.	137,600	4,567
		22,558

TOTAL COMMUNICATION SERVICES		39,242

CONSUMER DISCRETIONARY - 3.5%
Auto Components - 0.6%
BorgWarner, Inc.	91,800	3,973
Hotels, Restaurants & Leisure - 0.5%
Churchill Downs, Inc.	6,300	1,413
Marriott International, Inc. Class A (b)	7,900	1,166
Starbucks Corp.	9,000	987
		3,566
Household Durables - 0.8%
Sony Group Corp. sponsored ADR	10,700	1,304
Whirlpool Corp.	16,800	3,658
		4,962
Specialty Retail - 1.5%
Lowe's Companies, Inc.	38,657	9,455
Textiles, Apparel & Luxury Goods - 0.1%
Puma AG	5,844	708
Tapestry, Inc.	300	12
		720

TOTAL CONSUMER DISCRETIONARY		22,676

CONSUMER STAPLES - 6.2%
Beverages - 2.2%
Anheuser-Busch InBev SA NV ADR (d)	10,400	579
Diageo PLC sponsored ADR	16,400	3,332
Keurig Dr. Pepper, Inc.	82,700	2,811
Pernod Ricard SA	5,200	1,194
Remy Cointreau SA	3,023	710
The Coca-Cola Co.	113,084	5,931
		14,557
Food & Staples Retailing - 0.8%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	3,700	136
Costco Wholesale Corp.	500	270
Sysco Corp.	63,100	4,420
Walmart, Inc.	1,200	169
		4,995
Food Products - 0.2%
Lamb Weston Holdings, Inc.	25,700	1,334
Household Products - 0.5%
Colgate-Palmolive Co.	6,000	450
Energizer Holdings, Inc.	5,600	208
Kimberly-Clark Corp.	1,000	130
Procter & Gamble Co.	1,900	275
Spectrum Brands Holdings, Inc.	20,100	2,012
		3,075
Tobacco - 2.5%
Altria Group, Inc.	358,120	15,270
Swedish Match Co. AB	177,200	1,294
		16,564

TOTAL CONSUMER STAPLES		40,525

ENERGY - 8.4%
Energy Equipment & Services - 0.0%
Subsea 7 SA	15,600	110
Oil, Gas & Consumable Fuels - 8.4%
Canadian Natural Resources Ltd.	47,300	1,934
Cenovus Energy, Inc. (d)	2,300	27
Cenovus Energy, Inc. (Canada)	569,500	6,758
Enterprise Products Partners LP	8,600	184
Exxon Mobil Corp.	488,400	29,226
Hess Corp.	113,200	8,436
Imperial Oil Ltd.	31,800	1,051
Kosmos Energy Ltd. (b)	360,600	1,320
Magellan Midstream Partners LP	34,900	1,619
Phillips 66 Co.	24,500	1,695
Tourmaline Oil Corp.	65,400	2,176
		54,426

TOTAL ENERGY		54,536

FINANCIALS - 18.7%
Banks - 13.2%
Bank of America Corp. (c)	544,342	24,207
JPMorgan Chase & Co.	43,343	6,884
M&T Bank Corp.	9,900	1,451
PNC Financial Services Group, Inc.	45,416	8,947
Truist Financial Corp.	116,949	6,936
U.S. Bancorp	86,130	4,766
Wells Fargo & Co.	675,650	32,283
		85,474
Capital Markets - 3.8%
Brookfield Asset Management, Inc. Class A	25,001	1,404
KKR & Co. LP	43,013	3,202
Morgan Stanley	29,830	2,828
Northern Trust Corp.	68,637	7,941
Raymond James Financial, Inc.	33,750	3,317
S&P Global, Inc.	100	46
State Street Corp. (c)	61,970	5,513
		24,251
Consumer Finance - 0.4%
Discover Financial Services	25,700	2,772
Insurance - 1.0%
American Financial Group, Inc.	3,400	454
Brookfield Asset Management Reinsurance Partners Ltd.	172	10
Chubb Ltd.	11,200	2,010
Marsh & McLennan Companies, Inc.	13,866	2,274
Old Republic International Corp.	17,800	426
The Travelers Companies, Inc.	7,500	1,102
		6,276
Thrifts & Mortgage Finance - 0.3%
Essent Group Ltd.	21,100	877
Radian Group, Inc.	64,090	1,306
		2,183

TOTAL FINANCIALS		120,956

HEALTH CARE - 12.6%
Biotechnology - 0.1%
Intercept Pharmaceuticals, Inc. (b)(d)	19,495	336
Health Care Equipment & Supplies - 1.5%
Abbott Laboratories	4,100	516
Becton, Dickinson & Co.	8,475	2,010
Boston Scientific Corp. (b)	104,200	3,967
GN Store Nord A/S	4,000	230
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.)	54,185	1,906
Sonova Holding AG	2,053	775
		9,404
Health Care Providers & Services - 5.3%
Cardinal Health, Inc.	68,100	3,148
Cigna Corp.	31,100	5,968
CVS Health Corp.	94,651	8,430
Humana, Inc.	2,300	965
McKesson Corp.	33,833	7,334
UnitedHealth Group, Inc.	19,800	8,796
		34,641
Life Sciences Tools & Services - 0.1%
Danaher Corp.	2,800	901
Pharmaceuticals - 5.6%
Bayer AG	100,373	5,068
Bristol-Myers Squibb Co.	187,800	10,072
Eli Lilly & Co.	7,100	1,761
GlaxoSmithKline PLC sponsored ADR	171,309	7,044
Johnson & Johnson	54,401	8,483
Sanofi SA sponsored ADR	29,400	1,399
UCB SA	21,300	2,322
Viatris, Inc.	7,200	89
		36,238

TOTAL HEALTH CARE		81,520

INDUSTRIALS - 16.9%
Aerospace & Defense - 2.4%
Airbus Group NV (b)	19,500	2,177
General Dynamics Corp.	11,500	2,173
Huntington Ingalls Industries, Inc.	8,600	1,527
MTU Aero Engines AG	3,600	673
Raytheon Technologies Corp.	15,731	1,273
Safran SA	7,200	804
The Boeing Co. (b)	34,500	6,826
		15,453
Air Freight & Logistics - 2.3%
DSV A/S	2,000	436
Expeditors International of Washington, Inc.	700	85
FedEx Corp.	8,600	1,981
United Parcel Service, Inc. Class B	61,179	12,136
		14,638
Airlines - 0.0%
Copa Holdings SA Class A (b)	2,300	161
Building Products - 0.4%
A.O. Smith Corp.	5,400	427
Johnson Controls International PLC	32,200	2,407
		2,834
Commercial Services & Supplies - 0.6%
GFL Environmental, Inc.	45,100	1,738
Healthcare Services Group, Inc.	61,000	1,068
HNI Corp.	11,000	435
Interface, Inc.	40,100	572
Ritchie Bros. Auctioneers, Inc.	1,300	88
		3,901
Electrical Equipment - 1.3%
Acuity Brands, Inc.	11,600	2,336
Hubbell, Inc. Class B	11,012	2,155
Regal Rexnord Corp.	1,600	253
Rockwell Automation, Inc.	1,600	538
Vertiv Holdings Co.	121,600	3,118
		8,400
Industrial Conglomerates - 5.8%
3M Co.	11,200	1,904
General Electric Co.	375,536	35,672
		37,576
Machinery - 2.0%
Allison Transmission Holdings, Inc.	19,900	688
Caterpillar, Inc.	3,600	696
Cummins, Inc.	4,500	944
Donaldson Co., Inc.	49,600	2,799
Epiroc AB (A Shares)	2,700	66
Flowserve Corp.	28,400	851
Fortive Corp.	19,000	1,404
Kardex AG	550	167
Nordson Corp.	8,200	2,084
Otis Worldwide Corp.	7,265	584
PACCAR, Inc.	7,300	609
Stanley Black & Decker, Inc.	5,000	874
Westinghouse Air Brake Tech Co.	15,031	1,334
		13,100
Professional Services - 0.6%
Equifax, Inc.	5,100	1,421
RELX PLC (London Stock Exchange)	72,320	2,243
Robert Half International, Inc.	800	89
		3,753
Road & Rail - 0.6%
Knight-Swift Transportation Holdings, Inc. Class A	68,300	3,910
Trading Companies & Distributors - 0.9%
Brenntag SE	3,600	309
Fastenal Co.	10,500	621
MSC Industrial Direct Co., Inc. Class A	600	47
Watsco, Inc.	16,664	4,878
		5,855
Transportation Infrastructure - 0.0%
Aena SME SA (a)(b)	1,900	279

TOTAL INDUSTRIALS		109,860

INFORMATION TECHNOLOGY - 21.0%
Electronic Equipment & Components - 0.3%
CDW Corp.	8,800	1,666
Vontier Corp.	14,100	444
		2,110
IT Services - 3.8%
Amadeus IT Holding SA Class A (b)	43,900	2,811
DXC Technology Co. (b)	9,400	282
Edenred SA	50,600	2,268
Fidelity National Information Services, Inc.	35,600	3,720
Genpact Ltd.	45,600	2,201
Global Payments, Inc.	5,000	595
IBM Corp.	16,300	1,909
MasterCard, Inc. Class A	2,800	882
Unisys Corp. (b)	66,892	1,215
Visa, Inc. Class A	45,040	8,727
		24,610
Semiconductors & Semiconductor Equipment - 4.4%
Analog Devices, Inc.	12,300	2,217
Applied Materials, Inc.	11,595	1,707
Intel Corp.	58,100	2,859
Lam Research Corp.	2,000	1,360
Marvell Technology, Inc.	29,700	2,114
NXP Semiconductors NV	17,300	3,864
Qualcomm, Inc. (c)	77,898	14,065
		28,186
Software - 8.6%
Microsoft Corp.	145,073	47,957
Open Text Corp.	13,700	649
SAP SE sponsored ADR	46,800	6,011
Temenos Group AG	9,690	1,244
		55,861
Technology Hardware, Storage & Peripherals - 3.9%
Apple, Inc.	145,492	24,050
FUJIFILM Holdings Corp.	5,200	409
Samsung Electronics Co. Ltd.	13,520	815
		25,274

TOTAL INFORMATION TECHNOLOGY		136,041

MATERIALS - 2.2%
Chemicals - 0.9%
DuPont de Nemours, Inc.	60,600	4,482
PPG Industries, Inc.	7,000	1,079
		5,561
Metals & Mining - 1.3%
Anglo American PLC (United Kingdom)	26,053	959
First Quantum Minerals Ltd.	82,546	1,760
Freeport-McMoRan, Inc.	126,800	4,702
Glencore Xstrata PLC	243,400	1,156
		8,577

TOTAL MATERIALS		14,138

REAL ESTATE - 1.2%
Equity Real Estate Investment Trusts (REITs) - 1.2%
American Tower Corp.	11,100	2,914
Equinix, Inc.	110	89
Public Storage	200	65
Simon Property Group, Inc.	31,700	4,845
		7,913
UTILITIES - 1.0%
Electric Utilities - 0.8%
Duke Energy Corp.	9,700	941
Entergy Corp.	11,200	1,124
Exelon Corp.	11,900	627
Southern Co.	43,700	2,670
		5,362
Multi-Utilities - 0.2%
CenterPoint Energy, Inc.	21,600	560
Sempra Energy	5,700	683
		1,243

TOTAL UTILITIES		6,605

TOTAL COMMON STOCKS
(Cost $409,706)		634,012

Convertible Preferred Stocks - 0.2%
HEALTH CARE - 0.2%
Health Care Equipment & Supplies - 0.2%
Becton, Dickinson & Co. 6.50%	12,900	655
Boston Scientific Corp. Series A, 5.50%	7,700	813
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $1,415)		1,468
	Principal Amount (000s)	Value (000s)

Convertible Bonds - 0.1%
HEALTH CARE - 0.1%
Biotechnology - 0.1%
Intercept Pharmaceuticals, Inc. 2% 5/15/26 (Cost $887)	1,093	642
	Shares	Value (000s)

Other - 0.1%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Utica Shale Drilling Program (non-operating revenue interest) (e)(f)(g)
(Cost $1,470)	1,469,796	476

Money Market Funds - 1.8%
Fidelity Cash Central Fund 0.06% (h)	11,069,195	11,071
Fidelity Securities Lending Cash Central Fund 0.07% (h)(i)	726,647	727
TOTAL MONEY MARKET FUNDS
(Cost $11,798)		11,798
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $425,276)		648,396
NET OTHER ASSETS (LIABILITIES) - 0.0%		(118)
NET ASSETS - 100%		$648,278

Written Options
	Counterparty	Number of Contracts	Notional Amount (000s)	Exercise Price	Expiration Date	Value (000s)
Call Options
Bank of America Corp.	Chicago Board Options Exchange	270	$1,201	$45.00	12/17/21	$(24)
Bank of America Corp.	Chicago Board Options Exchange	271	1,205	48.00	12/17/21	(6)
Bank of America Corp.	Chicago Board Options Exchange	271	1,205	50.00	1/21/22	(12)
Comcast Corp. Class A	Chicago Board Options Exchange	174	870	60.00	12/17/21	(1)
Qualcomm, Inc.	Chicago Board Options Exchange	37	668	200.00	2/18/22	(24)
Qualcomm, Inc.	Chicago Board Options Exchange	37	668	210.00	2/18/22	(16)
State Street Corp.	Chicago Board Options Exchange	56	498	105.00	1/21/22	(3)
TOTAL WRITTEN OPTIONS						$(86)

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $710,000 or 0.1% of net assets.

 (b) Non-income producing

 (c) Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $6,315,000.

 (d) Security or a portion of the security is on loan at period end.

 (e) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (f) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $476,000 or 0.1% of net assets.

 (g) Level 3 security

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Utica Shale Drilling Program (non-operating revenue interest)	10/5/16 - 9/1/17	$1,470

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$463	$51,645	$41,037	$2	$--	$--	$11,071	0.0%
Fidelity Securities Lending Cash Central Fund 0.07%	8,019	86,883	94,175	433	--	--	727	0.0%
Total	$8,482	$138,528	$135,212	$435	$--	$--	$11,798

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$39,242	$39,242	$--	$--
Consumer Discretionary	22,676	22,676	--	--
Consumer Staples	40,525	40,525	--	--
Energy	54,536	54,536	--	--
Financials	120,956	120,956	--	--
Health Care	82,988	81,520	1,468	--
Industrials	109,860	104,636	5,224	--
Information Technology	136,041	132,821	3,220	--
Materials	14,138	12,023	2,115	--
Real Estate	7,913	7,913	--	--
Utilities	6,605	6,605	--	--
Corporate Bonds	642	--	642	--
Other	476	--	--	476
Money Market Funds	11,798	11,798	--	--
Total Investments in Securities:	$648,396	$635,251	$12,669	$476
Derivative Instruments:
Liabilities
Written Options	$(86)	$(86)	$--	$--
Total Liabilities	$(86)	$(86)	$--	$--
Total Derivative Instruments:	$(86)	$(86)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of November 30, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
(Amounts in thousands)
Equity Risk
Written Options(a)	$0	$(86)
Total Equity Risk	0	(86)
Total Value of Derivatives	$0	$(86)

 (a) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	86.6%
Canada	2.7%
United Kingdom	2.1%
Germany	1.9%
Netherlands	1.9%
France	1.0%
Others (Individually Less Than 1%)	3.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2021
Assets
Investment in securities, at value (including securities loaned of $697) — See accompanying schedule: Unaffiliated issuers (cost $413,478)	$636,598
Fidelity Central Funds (cost $11,798)	11,798
Total Investment in Securities (cost $425,276)		$648,396
Cash		84
Restricted cash		7
Foreign currency held at value (cost $101)		101
Receivable for investments sold		372
Receivable for fund shares sold		526
Dividends receivable		1,546
Interest receivable		1
Distributions receivable from Fidelity Central Funds		1
Prepaid expenses		1
Other receivables		6
Total assets		651,041
Liabilities
Payable for investments purchased	$743
Payable for fund shares redeemed	655
Accrued management fee	239
Distribution and service plan fees payable	186
Written options, at value (premium received $165)	86
Other affiliated payables	112
Other payables and accrued expenses	13
Collateral on securities loaned	729
Total liabilities		2,763
Net Assets		$648,278
Net Assets consist of:
Paid in capital		$400,829
Total accumulated earnings (loss)		247,449
Net Assets		$648,278
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($344,334 ÷ 10,429.8 shares)(a)		$33.01
Maximum offering price per share (100/94.25 of $33.01)		$35.02
Class M:
Net Asset Value and redemption price per share ($172,918 ÷ 5,237.7 shares)(a)		$33.01
Maximum offering price per share (100/96.50 of $33.01)		$34.21
Class C:
Net Asset Value and offering price per share ($40,708 ÷ 1,342.2 shares)(a)		$30.33
Class I:
Net Asset Value, offering price and redemption price per share ($76,085 ÷ 2,241.2 shares)		$33.95
Class Z:
Net Asset Value, offering price and redemption price per share ($14,233 ÷ 418.1 shares)		$34.04

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2021
Investment Income
Dividends		$12,562
Non-Cash dividends		3,943
Interest		49
Income from Fidelity Central Funds (including $433 from security lending)		435
Total income		16,989
Expenses
Management fee	$2,606
Transfer agent fees	1,073
Distribution and service plan fees	2,081
Accounting fees	225
Custodian fees and expenses	21
Independent trustees' fees and expenses	2
Registration fees	81
Audit	67
Legal	6
Miscellaneous	4
Total expenses before reductions	6,166
Expense reductions	(10)
Total expenses after reductions		6,156
Net investment income (loss)		10,833
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $10)	17,399
Foreign currency transactions	2
Written options	830
Total net realized gain (loss)		18,231
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $4)	97,815
Assets and liabilities in foreign currencies	(6)
Written options	42
Total change in net unrealized appreciation (depreciation)		97,851
Net gain (loss)		116,082
Net increase (decrease) in net assets resulting from operations		$126,915

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2021	Year ended November 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,833	$8,377
Net realized gain (loss)	18,231	20,862
Change in net unrealized appreciation (depreciation)	97,851	(7,603)
Net increase (decrease) in net assets resulting from operations	126,915	21,636
Distributions to shareholders	(25,162)	(37,408)
Share transactions - net increase (decrease)	27,651	(21,275)
Total increase (decrease) in net assets	129,404	(37,047)
Net Assets
Beginning of period	518,874	555,921
End of period	$648,278	$518,874

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Growth & Income Fund Class A

Years ended November 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$27.71	$28.32	$28.69	$30.29	$26.89
Income from Investment Operations
Net investment income (loss)A	.59B	.44	.49	.43	.41
Net realized and unrealized gain (loss)	6.08	.90	2.48	.58	3.83
Total from investment operations	6.67	1.34	2.97	1.01	4.24
Distributions from net investment income	(.48)	(.48)	(.47)	(.36)	(.39)C
Distributions from net realized gain	(.89)	(1.47)	(2.87)	(2.26)	(.45)C
Total distributions	(1.37)	(1.95)	(3.34)	(2.61)D	(.84)
Net asset value, end of period	$33.01	$27.71	$28.32	$28.69	$30.29
Total ReturnE,F	25.08%	4.86%	13.65%	3.42%	16.15%
Ratios to Average Net AssetsG,H
Expenses before reductions	.92%	.95%	.96%	.96%	.97%
Expenses net of fee waivers, if any	.92%	.95%	.96%	.96%	.97%
Expenses net of all reductions	.92%	.95%	.95%	.95%	.97%
Net investment income (loss)	1.85%B	1.78%	1.93%	1.49%	1.47%
Supplemental Data
Net assets, end of period (in millions)	$344	$277	$288	$243	$255
Portfolio turnover rateI	15%	28%	29%	40%	36%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.20 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.21%.

 C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions per share do not sum due to rounding.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Growth & Income Fund Class M

Years ended November 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$27.71	$28.31	$28.67	$30.26	$26.87
Income from Investment Operations
Net investment income (loss)A	.51B	.38	.43	.36	.34
Net realized and unrealized gain (loss)	6.10	.89	2.47	.59	3.82
Total from investment operations	6.61	1.27	2.90	.95	4.16
Distributions from net investment income	(.42)	(.40)	(.39)	(.28)	(.32)C
Distributions from net realized gain	(.89)	(1.47)	(2.87)	(2.26)	(.45)C
Total distributions	(1.31)	(1.87)	(3.26)	(2.54)	(.77)
Net asset value, end of period	$33.01	$27.71	$28.31	$28.67	$30.26
Total ReturnD,E	24.77%	4.61%	13.33%	3.19%	15.85%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.16%	1.20%	1.21%	1.21%	1.23%
Expenses net of fee waivers, if any	1.16%	1.20%	1.21%	1.21%	1.22%
Expenses net of all reductions	1.16%	1.20%	1.20%	1.20%	1.22%
Net investment income (loss)	1.61%B	1.53%	1.68%	1.24%	1.22%
Supplemental Data
Net assets, end of period (in millions)	$173	$153	$172	$175	$186
Portfolio turnover rateH	15%	28%	29%	40%	36%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.20 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .97%.

 C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Growth & Income Fund Class C

Years ended November 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$25.56	$26.22	$26.79	$28.45	$25.33
Income from Investment Operations
Net investment income (loss)A	.32B	.23	.27	.20	.19
Net realized and unrealized gain (loss)	5.62	.82	2.28	.55	3.60
Total from investment operations	5.94	1.05	2.55	.75	3.79
Distributions from net investment income	(.28)	(.24)	(.26)	(.15)	(.22)C
Distributions from net realized gain	(.89)	(1.47)	(2.87)	(2.26)	(.45)C
Total distributions	(1.17)	(1.71)	(3.12)D	(2.41)	(.67)
Net asset value, end of period	$30.33	$25.56	$26.22	$26.79	$28.45
Total ReturnE,F	24.14%	4.07%	12.74%	2.64%	15.28%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.69%	1.73%	1.73%	1.72%	1.73%
Expenses net of fee waivers, if any	1.69%	1.73%	1.73%	1.71%	1.73%
Expenses net of all reductions	1.69%	1.73%	1.73%	1.71%	1.72%
Net investment income (loss)	1.09%B	1.00%	1.15%	.73%	.72%
Supplemental Data
Net assets, end of period (in millions)	$41	$34	$41	$75	$86
Portfolio turnover rateI	15%	28%	29%	40%	36%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.19 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .44%.

 C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions per share do not sum due to rounding.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Growth & Income Fund Class I

Years ended November 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$28.45	$29.01	$29.33	$30.91	$27.41
Income from Investment Operations
Net investment income (loss)A	.69B	.52	.57	.52	.50
Net realized and unrealized gain (loss)	6.24	.93	2.52	.60	3.90
Total from investment operations	6.93	1.45	3.09	1.12	4.40
Distributions from net investment income	(.55)	(.54)	(.54)	(.44)	(.45)C
Distributions from net realized gain	(.89)	(1.47)	(2.87)	(2.26)	(.45)C
Total distributions	(1.43)D	(2.01)	(3.41)	(2.70)	(.90)
Net asset value, end of period	$33.95	$28.45	$29.01	$29.33	$30.91
Total ReturnE	25.40%	5.16%	13.89%	3.71%	16.45%
Ratios to Average Net AssetsF,G
Expenses before reductions	.67%	.70%	.70%	.69%	.70%
Expenses net of fee waivers, if any	.67%	.70%	.69%	.69%	.70%
Expenses net of all reductions	.67%	.69%	.69%	.69%	.70%
Net investment income (loss)	2.10%B	2.03%	2.19%	1.75%	1.74%
Supplemental Data
Net assets, end of period (in millions)	$76	$45	$48	$47	$53
Portfolio turnover rateH	15%	28%	29%	40%	36%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.21 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.46%.

 C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions per share do not sum due to rounding.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Growth & Income Fund Class Z

Years ended November 30,	2021	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$28.52	$29.09	$29.35	$30.94	$27.35
Income from Investment Operations
Net investment income (loss)B	.73C	.55	.62	.56	.51
Net realized and unrealized gain (loss)	6.26	.93	2.53	.59	3.08
Total from investment operations	6.99	1.48	3.15	1.15	3.59
Distributions from net investment income	(.59)	(.58)	(.54)	(.49)	–
Distributions from net realized gain	(.89)	(1.47)	(2.87)	(2.26)	–
Total distributions	(1.47)D	(2.05)	(3.41)	(2.74)D	–
Net asset value, end of period	$34.04	$28.52	$29.09	$29.35	$30.94
Total ReturnE,F	25.59%	5.26%	14.11%	3.84%	13.13%
Ratios to Average Net AssetsG,H
Expenses before reductions	.53%	.55%	.56%	.56%	.57%I
Expenses net of fee waivers, if any	.53%	.55%	.56%	.56%	.57%I
Expenses net of all reductions	.53%	.55%	.55%	.55%	.57%I
Net investment income (loss)	2.24%C	2.18%	2.33%	1.89%	2.13%I
Supplemental Data
Net assets, end of period (in millions)	$14	$11	$7	$22	$16
Portfolio turnover rateJ	15%	28%	29%	40%	36%

 A For the period February 1, 2017 (commencement of sale of shares) through November 30, 2017.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.21 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.60%.

 D Total distributions per share do not sum due to rounding.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2021
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Growth & Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2021, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations in "Non-cash dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$251,179
Gross unrealized depreciation	(29,900)
Net unrealized appreciation (depreciation)	$221,279
Tax Cost	$427,031

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$11,902
Undistributed long-term capital gain	$14,268
Net unrealized appreciation (depreciation) on securities and other investments	$221,280

The tax character of distributions paid was as follows:

	November 30, 2021	November 30, 2020
Ordinary Income	$8,545	$ 8,663
Long-term Capital Gains	16,617	28,745
Total	$25,162	$ 37,408

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity Advisor Growth & Income Fund	483.07

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as options, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. Counterparty credit risk related to exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options" and are representative of volume of activity during the period.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Growth & Income Fund	95,827	92,768

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .43% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$817	$16
Class M	.25%	.25%	869	17
Class C	.75%	.25%	395	47
			$2,081	$80

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$101
Class M	11
Class C(a)	2
$114

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$583.18
Class M	299.17
Class C	78.20
Class I	108.18
Class Z	5.04
	$1,073

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Growth & Income Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Growth & Income Fund	$1

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Advisor Growth & Income Fund	7,449	5,463	2,226

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Advisor Growth & Income Fund	18

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Advisor Growth & Income Fund	$1

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Growth & Income Fund	$32	$–	$–

9. Expense Reductions.

During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $10.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2021	Year ended November 30, 2020
Fidelity Advisor Growth & Income Fund
Distributions to shareholders
Class A	$13,601	$19,645
Class M	7,162	11,240
Class C	1,554	2,639
Class I	2,271	3,375
Class Z	574	509
Total	$25,162	$37,408

11. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2021	Year ended November 30, 2020	Year ended November 30, 2021	Year ended November 30, 2020
Fidelity Advisor Growth & Income Fund
Class A
Shares sold	1,486	838	$47,727	$20,649
Reinvestment of distributions	466	680	12,807	18,480
Shares redeemed	(1,503)	(1,707)	(47,472)	(42,354)
Net increase (decrease)	449	(189)	$13,062	$(3,225)
Class M
Shares sold	324	298	$10,258	$7,357
Reinvestment of distributions	254	404	6,998	10,998
Shares redeemed	(859)	(1,272)	(27,103)	(31,461)
Net increase (decrease)	(281)	(570)	$(9,847)	$(13,106)
Class C
Shares sold	366	161	$10,922	$3,660
Reinvestment of distributions	60	102	1,533	2,577
Shares redeemed	(423)	(469)	(12,405)	(10,502)
Net increase (decrease)	3	(206)	$50	$(4,265)
Class I
Shares sold	1,111	933	$36,641	$23,094
Reinvestment of distributions	72	109	2,022	3,021
Shares redeemed	(507)	(1,123)	(16,185)	(28,359)
Net increase (decrease)	676	(81)	$22,478	$(2,244)
Class Z
Shares sold	374	768	$12,347	$18,165
Reinvestment of distributions	16	13	460	358
Shares redeemed	(344)	(659)	(10,899)	(16,958)
Net increase (decrease)	46	122	$1,908	$1,565

12. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Growth & Income Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Growth & Income Fund (the "Fund"), a fund of Advisor Series I, including the schedule of investments, as of November 30, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

January 13, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 314 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2021 to November 30, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2021	Ending Account Value November 30, 2021	Expenses Paid During Period-B June 1, 2021 to November 30, 2021
Fidelity Advisor Growth & Income Fund
Class A	.91%
Actual		$1,000.00	$997.00	$4.56
Hypothetical-C		$1,000.00	$1,020.51	$4.61
Class M	1.15%
Actual		$1,000.00	$995.80	$5.75
Hypothetical-C		$1,000.00	$1,019.30	$5.82
Class C	1.68%
Actual		$1,000.00	$993.40	$8.40
Hypothetical-C		$1,000.00	$1,016.65	$8.49
Class I	.66%
Actual		$1,000.00	$998.50	$3.31
Hypothetical-C		$1,000.00	$1,021.76	$3.35
Class Z	.53%
Actual		$1,000.00	$998.80	$2.66
Hypothetical-C		$1,000.00	$1,022.41	$2.69

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Growth & Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Growth & Income Fund
Class A	12/29/21	12/28/21	$0.545	$0.795
Class M	12/29/21	12/28/21	$0.456	$0.795
Class C	12/29/21	12/28/21	$0.325	$0.795
Class I	12/29/21	12/28/21	$0.630	$0.795
Class Z	12/29/21	12/28/21	$0.675	$0.795

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2021, $14,287,001, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class M, Class C, Class I, and Class Z designate 100% of the dividends distributed in December 2020, during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, Class I, and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

AGAI-ANN-0122
1.539472.124

Fidelity Advisor® Small Cap Fund

Annual Report

November 30, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	27.43%	12.43%	11.50%
Class M (incl. 3.50% sales charge)	30.19%	12.69%	11.51%
Class C (incl. contingent deferred sales charge)	33.12%	12.87%	11.48%
Class I	35.57%	14.07%	12.47%
Class Z	35.75%	14.23%	12.60%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Small Cap Fund - Class A on November 30, 2011, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Period Ending Values
$29,695	Fidelity Advisor® Small Cap Fund - Class A
$34,119	Russell 2000® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 27.92% for the 12 months ending November 30, 2021, with U.S. equities rising on the prospect of a surge in economic growth amid strong corporate earnings, widespread COVID-19 vaccination, fiscal stimulus and fresh spending programs. After the index closed 2020 at an all-time high, investors were hopeful as the new year began. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. A flattish May reflected concerns about inflation and jobs, but the rally resumed through August amid strong earnings. In early September, sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. In addition, the Fed signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The index returned -4.65% in September, its first monthly decline since January, but sharply reversed course with a 7.01% gain in October, driven by strength in earnings and notable improvement in the economy. By sector, energy gained about 57% to lead by a wide margin, followed by financials (+39%), whereas the defensive utilities (+8%) and consumer staples (+9%) groups notably lagged.

Comments from Portfolio Manager Jennifer Fo Cardillo:  For the fiscal year ending November 30, 2021, the fund's share classes (excluding sales charges, if applicable) gained about 34% to 36%, handily outperforming the 22.03% result of the benchmark Russell 2000® Index. Versus the benchmark, security selection was the primary contributor, especially in the information technology sector. Strong picks in industrials also lifted the fund's relative result. Further aiding the portfolio's return versus the benchmark were investment choices and an underweighting in the lagging health care sector, primarily driven by the pharmaceuticals, biotechnology & life sciences industry. The fund's top individual relative contributor was an overweighting in Synaptics, which gained 262% the past 12 months and was among the largest holdings as of November 30. Also boosting value was our outsized stake in Atkore, which gained 172% and was among the fund's biggest holdings at the end of the period as well. Overweighting Crocs (+176%), another of the portfolio’s largest positions, also helped on a relative basis. Conversely, the largest detractors from performance versus the benchmark were stock picks and an underweighting in energy, followed by security selection in utilities and an underweighting in real estate. The fund's biggest individual relative detractor was larger-than-benchmark exposure to Haemonetics, which returned -50% and was ultimately sold during the 12-month period. Avoiding Avis Budget, a benchmark component that gained 681%, further weighed on the portfolio’s relative result. Also hurting performance was our outsized position in Array Technologies, which returned roughly -60%, though we added to our stake in the stock this past year. Notable changes in positioning include increased exposure to the information technology sector.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2021

% of fund's net assets
Synaptics, Inc.	2.4
Atkore, Inc.	2.0
Crocs, Inc.	1.9
Skyline Champion Corp.	1.8
KBR, Inc.	1.6
TechTarget, Inc.	1.6
BJ's Wholesale Club Holdings, Inc.	1.6
ConnectOne Bancorp, Inc.	1.6
Concentrix Corp.	1.5
Morningstar, Inc.	1.5
17.5

Top Five Market Sectors as of November 30, 2021

% of fund's net assets
Industrials	18.9
Information Technology	17.2
Health Care	15.6
Financials	14.8
Consumer Discretionary	14.3

Asset Allocation (% of fund's net assets)

As of November 30, 2021*
Stocks	99.4%
Short-Term Investments and Net Other Assets (Liabilities)	0.6%

 * Foreign investments - 14.1%

Schedule of Investments November 30, 2021

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value (000s)
COMMUNICATION SERVICES - 3.1%
Interactive Media & Services - 0.9%
Ziff Davis, Inc. (a)	159,900	$18,208
Media - 2.2%
Gray Television, Inc. (b)	672,300	13,863
TechTarget, Inc. (a)	352,700	34,081
		47,944

TOTAL COMMUNICATION SERVICES		66,152

CONSUMER DISCRETIONARY - 14.3%
Auto Components - 2.0%
Adient PLC (a)	482,700	20,491
Patrick Industries, Inc.	286,164	22,827
		43,318
Hotels, Restaurants & Leisure - 1.8%
Brinker International, Inc. (a)	293,100	10,141
Churchill Downs, Inc.	82,200	18,431
Lindblad Expeditions Holdings (a)	751,200	10,524
		39,096
Household Durables - 3.4%
Skyline Champion Corp. (a)	489,686	38,318
Tempur Sealy International, Inc.	332,800	14,257
TopBuild Corp. (a)	74,200	20,018
Traeger, Inc.	23,434	303
		72,896
Internet & Direct Marketing Retail - 0.1%
BARK, Inc. (c)	402,800	2,159
Leisure Products - 1.0%
Clarus Corp.	465,138	12,275
YETI Holdings, Inc. (a)	101,400	9,345
		21,620
Specialty Retail - 4.1%
Academy Sports & Outdoors, Inc. (a)	177,305	7,911
American Eagle Outfitters, Inc. (b)	505,200	13,080
Boot Barn Holdings, Inc. (a)(b)	156,000	19,085
Lithia Motors, Inc. Class A (sub. vtg.)	32,000	9,323
Murphy U.S.A., Inc.	132,100	22,897
Musti Group OYJ	526,793	17,756
		90,052
Textiles, Apparel & Luxury Goods - 1.9%
Crocs, Inc. (a)	252,721	41,451

TOTAL CONSUMER DISCRETIONARY		310,592

CONSUMER STAPLES - 2.3%
Food & Staples Retailing - 1.6%
BJ's Wholesale Club Holdings, Inc. (a)	513,730	33,983
Food Products - 0.7%
Nomad Foods Ltd. (a)	680,800	16,264

TOTAL CONSUMER STAPLES		50,247

ENERGY - 2.2%
Oil, Gas & Consumable Fuels - 2.2%
Antero Resources Corp. (a)	900,800	15,818
Enviva Partners LP	204,500	14,321
Hess Midstream LP (b)	298,448	7,390
Renewable Energy Group, Inc. (a)(b)	201,800	9,642
		47,171
FINANCIALS - 14.8%
Banks - 6.0%
ConnectOne Bancorp, Inc.	1,038,900	33,764
First Citizens Bancshares, Inc. (b)	34,500	27,737
First Interstate Bancsystem, Inc. (b)	448,200	18,287
Independent Bank Corp., Massachusetts (b)	172,300	13,622
ServisFirst Bancshares, Inc. (b)	290,000	23,313
Trico Bancshares	330,000	13,913
		130,636
Capital Markets - 3.6%
LPL Financial	202,000	31,837
Morningstar, Inc.	102,609	31,843
Patria Investments Ltd.	765,900	13,082
		76,762
Consumer Finance - 1.0%
PROG Holdings, Inc.	483,514	21,816
Insurance - 2.4%
Enstar Group Ltd. (a)	63,102	14,078
Old Republic International Corp.	612,900	14,685
Primerica, Inc.	152,500	22,440
		51,203
Thrifts & Mortgage Finance - 1.8%
Essent Group Ltd.	502,023	20,874
WSFS Financial Corp.	378,670	18,827
		39,701

TOTAL FINANCIALS		320,118

HEALTH CARE - 15.6%
Biotechnology - 4.5%
ADC Therapeutics SA (a)	66,997	1,491
Agios Pharmaceuticals, Inc. (a)	137,300	4,891
Allakos, Inc. (a)	72,000	5,641
Aurinia Pharmaceuticals, Inc. (a)(b)	247,900	4,670
Avid Bioservices, Inc. (a)(b)	468,611	14,321
Bolt Biotherapeutics, Inc. (b)	209,500	1,942
Celldex Therapeutics, Inc. (a)	69,400	2,644
Cerevel Therapeutics Holdings (a)	171,300	5,343
Cytokinetics, Inc. (a)	216,000	8,497
Erasca, Inc.	254,100	3,601
Exelixis, Inc. (a)	201,700	3,387
Forma Therapeutics Holdings, Inc. (a)	181,800	2,634
Instil Bio, Inc.	265,800	5,842
Keros Therapeutics, Inc. (a)	58,000	3,236
Mirati Therapeutics, Inc. (a)	28,000	3,830
Prelude Therapeutics, Inc. (a)(b)	158,037	2,258
PTC Therapeutics, Inc. (a)	111,200	4,132
Relay Therapeutics, Inc. (a)	218,100	6,417
TG Therapeutics, Inc. (a)	218,000	3,314
Xenon Pharmaceuticals, Inc. (a)	208,800	5,575
Zentalis Pharmaceuticals, Inc. (a)	48,346	3,967
		97,633
Health Care Equipment & Supplies - 3.4%
Axonics Modulation Technologies, Inc. (a)(b)	183,400	9,979
BioLife Solutions, Inc. (a)(b)	184,500	7,041
CryoPort, Inc. (a)(b)	177,600	11,800
Envista Holdings Corp. (a)	429,900	16,680
Heska Corp. (a)(b)	49,700	8,000
Tandem Diabetes Care, Inc. (a)	137,500	17,672
TransMedics Group, Inc. (a)	146,600	3,231
		74,403
Health Care Providers & Services - 3.4%
Acadia Healthcare Co., Inc. (a)	312,100	17,531
Chemed Corp.	48,900	22,762
LHC Group, Inc. (a)	81,877	9,393
The Ensign Group, Inc.	190,400	14,533
The Joint Corp. (a)	118,919	9,504
		73,723
Health Care Technology - 0.6%
Phreesia, Inc. (a)	240,300	13,861
Life Sciences Tools & Services - 2.9%
Charles River Laboratories International, Inc. (a)	39,400	14,415
Medpace Holdings, Inc. (a)	99,400	20,617
Olink Holding AB ADR (b)	296,202	6,208
Syneos Health, Inc. (a)	213,700	20,763
		62,003
Pharmaceuticals - 0.8%
Arvinas Holding Co. LLC (a)	94,200	7,122
Edgewise Therapeutics, Inc.	174,400	3,038
Nektar Therapeutics (a)	159,900	1,800
NGM Biopharmaceuticals, Inc. (a)	156,500	2,820
Terns Pharmaceuticals, Inc.	327,784	2,475
		17,255

TOTAL HEALTH CARE		338,878

INDUSTRIALS - 18.9%
Aerospace & Defense - 0.4%
Vectrus, Inc. (a)	216,997	9,079
Building Products - 1.8%
Gibraltar Industries, Inc. (a)	212,712	14,443
Masonite International Corp. (a)(b)	227,800	24,375
		38,818
Commercial Services & Supplies - 1.2%
Tetra Tech, Inc.	139,200	25,707
Construction & Engineering - 0.9%
EMCOR Group, Inc.	159,700	19,059
Electrical Equipment - 2.7%
Array Technologies, Inc. (a)(b)	892,032	16,070
Atkore, Inc. (a)	406,100	43,250
		59,320
Machinery - 4.5%
ESCO Technologies, Inc.	150,400	12,294
ITT, Inc.	201,400	19,048
Kornit Digital Ltd. (a)	82,400	12,765
Luxfer Holdings PLC sponsored	804,400	15,268
Oshkosh Corp.	196,000	21,090
SPX Flow, Inc.	205,224	17,138
		97,603
Professional Services - 5.6%
ASGN, Inc. (a)	162,500	19,773
Booz Allen Hamilton Holding Corp. Class A	141,400	11,869
FTI Consulting, Inc. (a)	77,300	11,293
Insperity, Inc.	162,400	18,796
KBR, Inc. (b)	784,100	34,500
TriNet Group, Inc. (a)	254,700	25,546
		121,777
Road & Rail - 0.6%
TFI International, Inc.	128,500	13,075
Trading Companies & Distributors - 1.2%
GMS, Inc. (a)	446,718	24,958

TOTAL INDUSTRIALS		409,396

INFORMATION TECHNOLOGY - 17.2%
Communications Equipment - 0.9%
Extreme Networks, Inc. (a)	1,520,200	20,523
Electronic Equipment & Components - 4.6%
Advanced Energy Industries, Inc.	174,700	15,319
ePlus, Inc. (a)	150,689	15,896
Insight Enterprises, Inc. (a)	294,172	29,011
Napco Security Technolgies, Inc. (a)	336,151	15,621
TD SYNNEX Corp.	224,341	23,210
		99,057
IT Services - 4.3%
Concentrix Corp.	203,341	33,755
Endava PLC ADR (a)	126,708	19,835
Genpact Ltd.	268,100	12,941
Grid Dynamics Holdings, Inc. (a)(b)	484,000	18,987
Repay Holdings Corp. (a)	524,460	8,580
		94,098
Semiconductors & Semiconductor Equipment - 5.2%
AEHR Test Systems (a)(b)	332,500	5,792
Ichor Holdings Ltd. (a)	335,700	16,077
MACOM Technology Solutions Holdings, Inc. (a)	266,800	19,186
SiTime Corp. (a)	63,900	19,073
Synaptics, Inc. (a)	184,050	51,945
		112,073
Software - 2.2%
Consensus Cloud Solutions, Inc.	1	0
Digital Turbine, Inc. (a)	162,400	8,617
Five9, Inc. (a)	52,300	7,444
Intapp, Inc.	209,935	5,750
Rapid7, Inc. (a)	200,300	24,849
		46,660

TOTAL INFORMATION TECHNOLOGY		372,411

MATERIALS - 4.4%
Chemicals - 1.3%
Element Solutions, Inc.	1,223,800	27,988
Construction Materials - 1.4%
Eagle Materials, Inc.	189,100	29,163
Containers & Packaging - 0.4%
Aptargroup, Inc.	71,000	8,491
Metals & Mining - 1.3%
Constellium NV (a)(b)	1,312,900	23,068
ERO Copper Corp. (a)	361,700	5,855
		28,923

TOTAL MATERIALS		94,565

REAL ESTATE - 4.0%
Equity Real Estate Investment Trusts (REITs) - 3.0%
CoreSite Realty Corp.	89,800	15,360
Essential Properties Realty Trust, Inc.	669,201	18,089
Lamar Advertising Co. Class A	161,600	17,656
Summit Industrial Income REIT	756,800	13,342
		64,447
Real Estate Management & Development - 1.0%
Cushman & Wakefield PLC (a)	1,202,300	21,257

TOTAL REAL ESTATE		85,704

UTILITIES - 1.6%
Gas Utilities - 1.1%
Brookfield Infrastructure Corp. A Shares	219,778	13,009
Star Gas Partners LP	1,013,900	9,987
		22,996
Multi-Utilities - 0.5%
Telecom Plus PLC	604,183	11,507

TOTAL UTILITIES		34,503

TOTAL COMMON STOCKS
(Cost $1,382,271)		2,129,737

Money Market Funds - 8.1%
Fidelity Cash Central Fund 0.06% (d)	15,875,480	15,879
Fidelity Securities Lending Cash Central Fund 0.07% (d)(e)	158,779,607	158,795
TOTAL MONEY MARKET FUNDS
(Cost $174,674)		174,674

Equity Funds - 1.0%
Small Blend Funds - 1.0%
iShares Russell 2000 Index ETF (b)
(Cost $18,809)	103,800	22,646
TOTAL INVESTMENT IN SECURITIES - 107.5%
(Cost $1,575,754)		2,327,057
NET OTHER ASSETS (LIABILITIES) - (7.5)%		(162,152)
NET ASSETS - 100%		$2,164,905

Security Type Abbreviations

ETF – Exchange-Traded Fund

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,159,000 or 0.1% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
BARK, Inc.	12/17/20	$4,028

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$14,716	$476,304	$475,141	$7	$--	$--	$15,879	0.0%
Fidelity Securities Lending Cash Central Fund 0.07%	32,593	922,763	796,561	151	--	--	158,795	0.5%
Total	$47,309	$1,399,067	$1,271,702	$158	$--	$--	$174,674

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$66,152	$66,152	$--	$--
Consumer Discretionary	310,592	310,592	--	--
Consumer Staples	50,247	50,247	--	--
Energy	47,171	47,171	--	--
Financials	320,118	320,118	--	--
Health Care	338,878	338,878	--	--
Industrials	409,396	409,396	--	--
Information Technology	372,411	372,411	--	--
Materials	94,565	94,565	--	--
Real Estate	85,704	85,704	--	--
Utilities	34,503	34,503	--	--
Money Market Funds	174,674	174,674	--	--
Equity Funds	22,646	22,646	--	--
Total Investments in Securities:	$2,327,057	$2,327,057	$--	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	85.9%
Canada	3.7%
United Kingdom	3.1%
Bermuda	2.2%
France	1.0%
Others (Individually Less Than 1%)	4.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2021
Assets
Investment in securities, at value (including securities loaned of $152,593) — See accompanying schedule: Unaffiliated issuers (cost $1,401,080)	$2,152,383
Fidelity Central Funds (cost $174,674)	174,674
Total Investment in Securities (cost $1,575,754)		$2,327,057
Receivable for investments sold		739
Receivable for fund shares sold		1,203
Dividends receivable		852
Distributions receivable from Fidelity Central Funds		20
Prepaid expenses		2
Other receivables		15
Total assets		2,329,888
Liabilities
Payable for investments purchased	$1,579
Payable for fund shares redeemed	2,068
Accrued management fee	1,596
Distribution and service plan fees payable	525
Other affiliated payables	365
Other payables and accrued expenses	57
Collateral on securities loaned	158,793
Total liabilities		164,983
Net Assets		$2,164,905
Net Assets consist of:
Paid in capital		$1,192,797
Total accumulated earnings (loss)		972,108
Net Assets		$2,164,905
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($836,898 ÷ 24,373.5 shares)(a)		$34.34
Maximum offering price per share (100/94.25 of $34.34)		$36.44
Class M:
Net Asset Value and redemption price per share ($618,821 ÷ 20,041.7 shares)(a)		$30.88
Maximum offering price per share (100/96.50 of $30.88)		$32.00
Class C:
Net Asset Value and offering price per share ($73,011 ÷ 3,152.1 shares)(a)		$23.16
Class I:
Net Asset Value, offering price and redemption price per share ($518,832 ÷ 13,359.6 shares)		$38.84
Class Z:
Net Asset Value, offering price and redemption price per share ($117,343 ÷ 3,005.7 shares)		$39.04

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2021
Investment Income
Dividends		$14,005
Income from Fidelity Central Funds (including $151 from security lending)		158
Total income		14,163
Expenses
Management fee
Basic fee	$13,863
Performance adjustment	1,403
Transfer agent fees	3,599
Distribution and service plan fees	5,810
Accounting fees	621
Custodian fees and expenses	37
Independent trustees' fees and expenses	7
Registration fees	127
Audit	63
Legal	4
Miscellaneous	10
Total expenses before reductions	25,544
Expense reductions	(32)
Total expenses after reductions		25,512
Net investment income (loss)		(11,349)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	269,762
Foreign currency transactions	(5)
Total net realized gain (loss)		269,757
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	322,585
Assets and liabilities in foreign currencies	(4)
Total change in net unrealized appreciation (depreciation)		322,581
Net gain (loss)		592,338
Net increase (decrease) in net assets resulting from operations		$580,989

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2021	Year ended November 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(11,349)	$(6,042)
Net realized gain (loss)	269,757	50,655
Change in net unrealized appreciation (depreciation)	322,581	91,261
Net increase (decrease) in net assets resulting from operations	580,989	135,874
Distributions to shareholders	(47,913)	(70,606)
Share transactions - net increase (decrease)	(48,584)	(226,782)
Total increase (decrease) in net assets	484,492	(161,514)
Net Assets
Beginning of period	1,680,413	1,841,927
End of period	$2,164,905	$1,680,413

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Small Cap Fund Class A

Years ended November 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$26.09	$24.25	$24.46	$29.35	$25.52
Income from Investment Operations
Net investment income (loss)A	(.17)	(.08)	(.03)	(.04)	.03
Net realized and unrealized gain (loss)	9.15	2.85	2.56	(1.28)	4.18
Total from investment operations	8.98	2.77	2.53	(1.32)	4.21
Distributions from net investment income	–	–	–	–	(.08)
Distributions from net realized gain	(.73)	(.93)	(2.74)	(3.57)	(.30)
Total distributions	(.73)	(.93)	(2.74)	(3.57)	(.38)
Net asset value, end of period	$34.34	$26.09	$24.25	$24.46	$29.35
Total ReturnB,C	35.20%	11.78%	13.97%	(5.18)%	16.68%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.22%	1.22%	.98%	.97%	1.05%
Expenses net of fee waivers, if any	1.22%	1.22%	.98%	.97%	1.05%
Expenses net of all reductions	1.22%	1.22%	.98%	.96%	1.04%
Net investment income (loss)	(.53)%	(.36)%	(.13)%	(.13)%	.10%
Supplemental Data
Net assets, end of period (in millions)	$837	$638	$654	$640	$805
Portfolio turnover rateF	41%	47%	56%	74%	84%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Small Cap Fund Class M

Years ended November 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$23.58	$22.06	$22.58	$27.43	$23.88
Income from Investment Operations
Net investment income (loss)A	(.22)	(.12)	(.07)	(.09)	(.03)
Net realized and unrealized gain (loss)	8.25	2.57	2.29	(1.19)	3.91
Total from investment operations	8.03	2.45	2.22	(1.28)	3.88
Distributions from net investment income	–	–	–	–	(.03)
Distributions from net realized gain	(.73)	(.93)	(2.74)	(3.57)	(.30)
Total distributions	(.73)	(.93)	(2.74)	(3.57)	(.33)
Net asset value, end of period	$30.88	$23.58	$22.06	$22.58	$27.43
Total ReturnB,C	34.91%	11.49%	13.73%	(5.42)%	16.41%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.46%	1.45%	1.22%	1.20%	1.28%
Expenses net of fee waivers, if any	1.46%	1.45%	1.22%	1.20%	1.28%
Expenses net of all reductions	1.46%	1.45%	1.21%	1.19%	1.27%
Net investment income (loss)	(.77)%	(.59)%	(.36)%	(.37)%	(.13)%
Supplemental Data
Net assets, end of period (in millions)	$619	$503	$542	$580	$734
Portfolio turnover rateF	41%	47%	56%	74%	84%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Small Cap Fund Class C

Years ended November 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$17.96	$17.11	$18.32	$23.02	$20.17
Income from Investment Operations
Net investment income (loss)A	(.29)	(.18)	(.15)	(.18)	(.14)
Net realized and unrealized gain (loss)	6.22	1.96	1.68	(.95)	3.29
Total from investment operations	5.93	1.78	1.53	(1.13)	3.15
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(.73)	(.93)	(2.74)	(3.57)	(.30)
Total distributions	(.73)	(.93)	(2.74)	(3.57)	(.30)
Net asset value, end of period	$23.16	$17.96	$17.11	$18.32	$23.02
Total ReturnB,C	34.12%	10.87%	13.05%	(5.88)%	15.80%
Ratios to Average Net AssetsD,E
Expenses before reductions	2.03%	2.04%	1.79%	1.74%	1.81%
Expenses net of fee waivers, if any	2.03%	2.04%	1.79%	1.74%	1.81%
Expenses net of all reductions	2.03%	2.03%	1.78%	1.73%	1.80%
Net investment income (loss)	(1.34)%	(1.18)%	(.93)%	(.90)%	(.66)%
Supplemental Data
Net assets, end of period (in millions)	$73	$81	$96	$196	$273
Portfolio turnover rateF	41%	47%	56%	74%	84%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Small Cap Fund Class I

Years ended November 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$29.34	$27.09	$26.89	$31.84	$27.65
Income from Investment Operations
Net investment income (loss)A	(.10)	(.02)	.03	.04	.11
Net realized and unrealized gain (loss)	10.33	3.20	2.91	(1.42)	4.54
Total from investment operations	10.23	3.18	2.94	(1.38)	4.65
Distributions from net investment income	–	–	–	–	(.15)
Distributions from net realized gain	(.73)	(.93)	(2.74)	(3.57)	(.30)
Total distributions	(.73)	(.93)	(2.74)	(3.57)	(.46)B
Net asset value, end of period	$38.84	$29.34	$27.09	$26.89	$31.84
Total ReturnC	35.57%	12.07%	14.26%	(4.93)%	17.01%
Ratios to Average Net AssetsD,E
Expenses before reductions	.97%	.96%	.72%	.71%	.78%
Expenses net of fee waivers, if any	.96%	.95%	.72%	.71%	.78%
Expenses net of all reductions	.96%	.95%	.72%	.70%	.77%
Net investment income (loss)	(.27)%	(.09)%	.14%	.12%	.37%
Supplemental Data
Net assets, end of period (in millions)	$519	$378	$434	$604	$758
Portfolio turnover rateF	41%	47%	56%	74%	84%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Small Cap Fund Class Z

Years ended November 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$29.45	$27.15	$26.90	$31.81	$27.63
Income from Investment Operations
Net investment income (loss)A	(.05)	.01	.07	.08	.15
Net realized and unrealized gain (loss)	10.37	3.22	2.92	(1.42)	4.53
Total from investment operations	10.32	3.23	2.99	(1.34)	4.68
Distributions from net investment income	–	–	–	–	(.20)
Distributions from net realized gain	(.73)	(.93)	(2.74)	(3.57)	(.30)
Total distributions	(.73)	(.93)	(2.74)	(3.57)	(.50)
Net asset value, end of period	$39.04	$29.45	$27.15	$26.90	$31.81
Total ReturnB	35.75%	12.23%	14.46%	(4.80)%	17.17%
Ratios to Average Net AssetsC,D
Expenses before reductions	.83%	.81%	.57%	.56%	.63%
Expenses net of fee waivers, if any	.83%	.81%	.57%	.56%	.63%
Expenses net of all reductions	.83%	.80%	.57%	.55%	.62%
Net investment income (loss)	(.14)%	.05%	.29%	.28%	.51%
Supplemental Data
Net assets, end of period (in millions)	$117	$79	$117	$71	$57
Portfolio turnover rateE	41%	47%	56%	74%	84%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2021
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Small Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, net operating losses and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$823,926
Gross unrealized depreciation	(72,421)
Net unrealized appreciation (depreciation)	$751,505
Tax Cost	$1,575,552

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$9,246
Undistributed long-term capital gain	$215,342
Net unrealized appreciation (depreciation) on securities and other investments	$747,520

The tax character of distributions paid was as follows:

	November 30, 2021	November 30, 2020
Long-term Capital Gains	$47,913	$70,606

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Small Cap Fund	817,470	915,657

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I as compared to its benchmark index, the Russell 2000 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .74% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,970	$23
Class M	.25%	.25%	3,011	17
Class C	.75%	.25%	829	58
			$5,810	$98

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$95
Class M	11
Class C(a)	2
$108

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,444.18
Class M	1,044.17
Class C	204.25
Class I	864.18
Class Z	43.04
	$3,599

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Small Cap Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Small Cap Fund	$28

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Small Cap Fund	Borrower	$7,580.33%		$-*

*Amount represents less than five hundred dollars.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Advisor Small Cap Fund	50,954	64,770	23,770

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Advisor Small Cap Fund	34

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Advisor Small Cap Fund	$4

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Small Cap Fund	$15	$-*	$–

*Amount represents less than five hundred dollars.

8. Expense Reductions.

During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $32.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2021	Year ended November 30, 2020
Fidelity Advisor Small Cap Fund
Distributions to shareholders
Class A	$17,774	$24,709
Class M	15,471	22,581
Class C	3,281	5,121
Class I	9,390	14,130
Class Z	1,997	4,065
Total	$47,913	$70,606

10. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2021	Year ended November 30, 2020	Year ended November 30, 2021	Year ended November 30, 2020
Fidelity Advisor Small Cap Fund
Class A
Shares sold	3,148	2,249	$99,730	$48,811
Reinvestment of distributions	638	1,006	17,138	23,936
Shares redeemed	(3,876)	(5,744)	(122,469)	(125,770)
Net increase (decrease)	(90)	(2,489)	$(5,601)	$(53,023)
Class M
Shares sold	2,602	2,550	$73,949	$49,900
Reinvestment of distributions	630	1,035	15,247	22,299
Shares redeemed	(4,539)	(6,793)	(129,194)	(133,734)
Net increase (decrease)	(1,307)	(3,208)	$(39,998)	$(61,535)
Class C
Shares sold	418	354	$8,936	$5,349
Reinvestment of distributions	178	302	3,255	4,988
Shares redeemed	(1,979)	(1,737)	(42,426)	(26,156)
Net increase (decrease)	(1,383)	(1,081)	$(30,235)	$(15,819)
Class I
Shares sold	3,396	2,867	$120,358	$70,175
Reinvestment of distributions	292	491	8,856	13,113
Shares redeemed	(3,212)	(6,484)	(113,589)	(157,609)
Net increase (decrease)	476	(3,126)	$15,625	$(74,321)
Class Z
Shares sold	1,309	2,960	$47,880	$72,922
Reinvestment of distributions	50	129	1,528	3,452
Shares redeemed	(1,044)	(4,708)	(37,783)	(98,458)
Net increase (decrease)	315	(1,619)	$11,625	$(22,084)

11. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Small Cap Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Advisor Small Cap Fund (one of the funds constituting Fidelity Advisor Series I, referred to hereafter as the “Fund”) as of November 30, 2021, the related statement of operations for the year ended November 30, 2021, the statement of changes in net assets for each of the two years in the period ended November 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2021 and the financial highlights for each of the five years in the period ended November 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

January 13, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 314 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2021 to November 30, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2021	Ending Account Value November 30, 2021	Expenses Paid During Period-B June 1, 2021 to November 30, 2021
Fidelity Advisor Small Cap Fund
Class A	1.30%
Actual		$1,000.00	$1,064.10	$6.73
Hypothetical-C		$1,000.00	$1,018.55	$6.58
Class M	1.55%
Actual		$1,000.00	$1,063.00	$8.02
Hypothetical-C		$1,000.00	$1,017.30	$7.84
Class C	2.14%
Actual		$1,000.00	$1,060.00	$11.05
Hypothetical-C		$1,000.00	$1,014.34	$10.81
Class I	1.05%
Actual		$1,000.00	$1,065.60	$5.44
Hypothetical-C		$1,000.00	$1,019.80	$5.32
Class Z	.92%
Actual		$1,000.00	$1,066.40	$4.77
Hypothetical-C		$1,000.00	$1,020.46	$4.66

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities.

	Pay Date	Record Date	Capital Gains
Fidelity Advisor Small Cap Fund
Class A	12/29/21	12/28/21	$3.519
Class M	12/29/21	12/28/21	$3.456
Class C	12/29/21	12/28/21	$3.369
Class I	12/29/21	12/28/21	$3.595
Class Z	12/29/21	12/28/21	$3.646

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2021, $215,448,948, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

ASCF-ANN-0122
1.713164.124

Fidelity Advisor® Stock Selector Mid Cap Fund

Annual Report

November 30, 2021

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	16.11%	12.09%	12.20%
Class M (incl. 3.50% sales charge)	18.60%	12.35%	12.21%
Class C (incl. contingent deferred sales charge)	21.25%	12.55%	12.19%
Fidelity® Stock Selector Mid Cap Fund	23.52%	13.67%	13.13%
Class I	23.50%	13.70%	13.14%
Class Z	23.69%	13.86%	13.22%

 The initial offering of Fidelity Advisor® Stock Selector Mid Cap Fund took place on June 6, 2012. Returns prior to June 6, 2012, are those of Class I.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on February 1, 2017. Returns prior to February 1, 2017, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Stock Selector Mid Cap Fund - Class A on November 30, 2011, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P MidCap 400® Index performed over the same period.

Period Ending Values
$31,625	Fidelity Advisor® Stock Selector Mid Cap Fund - Class A
$35,780	S&P MidCap 400® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 27.92% for the 12 months ending November 30, 2021, with U.S. equities rising on the prospect of a surge in economic growth amid strong corporate earnings, widespread COVID-19 vaccination, fiscal stimulus and fresh spending programs. After the index closed 2020 at an all-time high, investors were hopeful as the new year began. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. A flattish May reflected concerns about inflation and jobs, but the rally resumed through August amid strong earnings. In early September, sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. In addition, the Fed signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The index returned -4.65% in September, its first monthly decline since January, but sharply reversed course with a 7.01% gain in October, driven by strength in earnings and notable improvement in the economy. By sector, energy gained about 57% to lead by a wide margin, followed by financials (+39%), whereas the defensive utilities (+8%) and consumer staples (+9%) groups notably lagged.

Comments from Co-Manager Robert Stansky:  For the fiscal year ending November 30, 2021, the fund's share classes (excluding sales charges, if applicable) gained about 22% to 24%, trailing the 26.47% result of the benchmark S&P MidCap 400® Index. Versus the benchmark, security selection was the primary detractor, especially in the pharmaceuticals, biotechnology & life sciences area of the health care sector. Weak picks in the industrials sector, primarily within the transportation industry, also hurt. Also hurting performance was stock selection in real estate. Our non-benchmark stake in TG Therapeutics, a position we established this period, was the fund's biggest individual relative detractor due to its -71% result. Our second-largest relative detractor this period was avoiding Avis Budget Group, a benchmark component that gained 681%. Another notable relative detractor was an out-of-benchmark stake in Allison Transmission Holdings (-14%). In contrast, the biggest contributor to performance versus the benchmark was security selection in the financials sector, primarily driven by the banks industry. Strong picks in the consumer staples sector, especially within the household & personal products industry, also bolstered the fund's relative result. The fund's biggest individual relative contributor was an outsized stake in PacWest Bancorp, which gained about 96% the past 12 months. The company was among our largest holdings. The fund's non-benchmark stake in ON Semiconductor, which changed its name to onsemi in August, gained roughly 114%. The fund's non-benchmark stake in The Beauty Health Company, a position we established this period, gained about 137% and contributed to relative performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2021

% of fund's net assets
Curtiss-Wright Corp.	1.8
Nielsen Holdings PLC	1.6
AECOM	1.5
Sensata Technologies, Inc. PLC	1.3
Molina Healthcare, Inc.	1.3
Fluor Corp.	1.3
Signature Bank	1.3
PacWest Bancorp	1.2
Caesars Entertainment, Inc.	1.2
OneMain Holdings, Inc.	1.2
13.7

Top Five Market Sectors as of November 30, 2021

% of fund's net assets
Industrials	18.7
Information Technology	14.6
Consumer Discretionary	13.9
Financials	13.0
Real Estate	10.1

Asset Allocation (% of fund's net assets)

As of November 30, 2021*
Stocks and Equity Futures	98.5%
Short-Term Investments and Net Other Assets (Liabilities)	1.5%

 * Foreign investments - 11.2%

Schedule of Investments November 30, 2021

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value (000s)
COMMUNICATION SERVICES - 1.5%
Diversified Telecommunication Services - 0.1%
Iridium Communications, Inc. (a)	48,400	$1,861
Entertainment - 0.2%
Cinemark Holdings, Inc. (a)(b)	25,900	402
Endeavor Group Holdings, Inc. (a)	51,400	1,445
Warner Music Group Corp. Class A	38,900	1,686
		3,533
Interactive Media & Services - 0.1%
NerdWallet, Inc.	6,400	116
TripAdvisor, Inc. (a)	43,200	1,117
Ziff Davis, Inc. (a)	18,900	2,152
		3,385
Media - 1.1%
Cable One, Inc.	4,600	8,151
Discovery Communications, Inc. Class A (a)	33,180	772
Gray Television, Inc.	57,400	1,184
Interpublic Group of Companies, Inc.	93,351	3,098
Liberty Media Corp.:
Liberty Formula One Group Series C (a)	28,900	1,761
Liberty SiriusXM Series A (a)	22,200	1,083
Nexstar Broadcasting Group, Inc. Class A	18,700	2,796
S4 Capital PLC (a)	109,000	839
The New York Times Co. Class A	98,000	4,655
		24,339

TOTAL COMMUNICATION SERVICES		33,118

CONSUMER DISCRETIONARY - 13.9%
Auto Components - 1.4%
Adient PLC (a)	261,000	11,079
Lear Corp.	105,353	17,677
Novem Group SA	186,600	2,751
		31,507
Automobiles - 0.7%
Aston Martin Lagonda Global Holdings PLC (a)(c)	127,600	2,514
Harley-Davidson, Inc.	345,272	12,647
		15,161
Distributors - 0.7%
LKQ Corp.	264,998	14,813
Diversified Consumer Services - 0.0%
Cairo Mezz PLC (a)	5,498,232	1,004
Hotels, Restaurants & Leisure - 3.7%
ARAMARK Holdings Corp.	141,400	4,723
Brinker International, Inc. (a)	92,200	3,190
Caesars Entertainment, Inc. (a)	300,802	27,093
Churchill Downs, Inc.	102,547	22,993
Domino's Pizza, Inc.	13,200	6,919
Elior SA (a)(c)	159,304	1,024
Wyndham Hotels & Resorts, Inc.	194,833	15,485
		81,427
Household Durables - 2.2%
Leggett & Platt, Inc.	130,540	5,273
Mohawk Industries, Inc. (a)	81,340	13,655
NVR, Inc. (a)	2,778	14,516
Taylor Morrison Home Corp. (a)	436,464	13,557
		47,001
Internet & Direct Marketing Retail - 0.3%
BARK, Inc. (b)	189,000	1,013
Deliveroo PLC Class A (a)(c)	554,900	2,207
Farfetch Ltd. Class A (a)	120,000	4,129
		7,349
Multiline Retail - 0.7%
Nordstrom, Inc. (a)	294,134	6,227
Ollie's Bargain Outlet Holdings, Inc. (a)	151,300	9,364
		15,591
Specialty Retail - 0.7%
Burlington Stores, Inc. (a)	37,100	10,875
Camping World Holdings, Inc.	88,200	3,868
		14,743
Textiles, Apparel & Luxury Goods - 3.5%
Capri Holdings Ltd. (a)	303,264	17,959
Columbia Sportswear Co.	83,904	8,183
Prada SpA	973,600	6,180
PVH Corp.	150,354	16,055
Ralph Lauren Corp.	59,269	6,878
Tapestry, Inc.	510,349	20,475
		75,730

TOTAL CONSUMER DISCRETIONARY		304,326

CONSUMER STAPLES - 4.0%
Beverages - 0.2%
Boston Beer Co., Inc. Class A (a)(b)	10,000	4,512
Molson Coors Beverage Co. Class B	16,000	711
		5,223
Food & Staples Retailing - 1.3%
BJ's Wholesale Club Holdings, Inc. (a)	177,000	11,709
Casey's General Stores, Inc.	12,900	2,506
Grocery Outlet Holding Corp. (a)(b)	135,784	3,932
Performance Food Group Co. (a)	98,400	3,967
Sprouts Farmers Market LLC (a)	43,200	1,143
U.S. Foods Holding Corp. (a)	147,100	4,622
		27,879
Food Products - 1.3%
Bunge Ltd.	26,800	2,320
Darling Ingredients, Inc. (a)	172,900	11,674
Greencore Group PLC (a)	217,600	362
Ingredion, Inc.	49,500	4,610
Lamb Weston Holdings, Inc.	39,500	2,051
Nomad Foods Ltd. (a)	115,600	2,762
Post Holdings, Inc. (a)(b)	30,826	2,978
Sovos Brands, Inc.	40,100	619
TreeHouse Foods, Inc. (a)	54,000	1,982
		29,358
Household Products - 0.5%
Energizer Holdings, Inc. (b)	124,600	4,634
Reynolds Consumer Products, Inc.	71,000	2,072
Spectrum Brands Holdings, Inc.	31,507	3,154
		9,860
Personal Products - 0.7%
Herbalife Nutrition Ltd. (a)	23,900	893
The Beauty Health Co. (b)	568,136	14,749
		15,642

TOTAL CONSUMER STAPLES		87,962

ENERGY - 3.3%
Energy Equipment & Services - 0.2%
Liberty Oilfield Services, Inc. Class A (a)	377,460	3,473
Oil, Gas & Consumable Fuels - 3.1%
APA Corp.	225,502	5,811
Coterra Energy, Inc.	281,648	5,655
Denbury, Inc. (a)	45,200	3,599
DHT Holdings, Inc.	1,428,500	7,928
EQT Corp. (a)	536,392	10,422
Euronav NV	954,900	8,973
HollyFrontier Corp.	256,906	8,303
Targa Resources Corp.	332,800	17,182
		67,873

TOTAL ENERGY		71,346

FINANCIALS - 13.0%
Banks - 5.6%
Associated Banc-Corp.	751,500	16,458
First Horizon National Corp.	1,157,700	18,674
Live Oak Bancshares, Inc.	86,300	7,689
Meta Financial Group, Inc.	188,570	11,271
PacWest Bancorp	605,800	27,103
Piraeus Financial Holdings SA (a)	887,200	1,284
Signature Bank	90,700	27,419
Silvergate Capital Corp. (a)	24,400	4,989
Wintrust Financial Corp.	99,800	8,735
		123,622
Capital Markets - 0.5%
Lazard Ltd. Class A	174,100	7,420
Patria Investments Ltd.	199,600	3,409
		10,829
Consumer Finance - 2.0%
Ally Financial, Inc.	58,100	2,663
First Cash Financial Services, Inc.	218,066	13,921
OneMain Holdings, Inc.	537,731	26,774
		43,358
Diversified Financial Services - 0.4%
Cannae Holdings, Inc. (a)	160,000	4,731
WeWork, Inc. (a)	341,300	2,966
		7,697
Insurance - 2.8%
American Financial Group, Inc.	99,123	13,244
Assurant, Inc.	60,000	9,126
BRP Group, Inc. (a)	340,166	12,600
Globe Life, Inc.	56,600	4,898
Primerica, Inc.	65,100	9,579
Reinsurance Group of America, Inc.	100,400	9,529
Talanx AG	54,600	2,445
		61,421
Mortgage Real Estate Investment Trusts - 0.5%
New Residential Investment Corp.	1,004,300	10,676
Thrifts & Mortgage Finance - 1.2%
Essent Group Ltd.	322,700	13,418
MGIC Investment Corp.	897,100	12,649
		26,067

TOTAL FINANCIALS		283,670

HEALTH CARE - 9.2%
Biotechnology - 0.7%
Exelixis, Inc. (a)	670,000	11,249
TG Therapeutics, Inc. (a)	330,000	5,016
		16,265
Health Care Equipment & Supplies - 5.1%
Hologic, Inc. (a)	136,000	10,163
Insulet Corp. (a)	64,000	18,460
Masimo Corp. (a)	90,000	25,031
Nanosonics Ltd. (a)	2,180,000	8,485
Nevro Corp. (a)	76,000	6,618
Penumbra, Inc. (a)	100,000	24,565
Tandem Diabetes Care, Inc. (a)	135,000	17,350
		110,672
Health Care Providers & Services - 2.6%
Alignment Healthcare, Inc.	600,000	9,726
Cano Health, Inc. (a)	850,000	7,939
LHC Group, Inc. (a)	88,000	10,095
Molina Healthcare, Inc. (a)	100,000	28,518
		56,278
Life Sciences Tools & Services - 0.6%
Bruker Corp.	152,000	12,310
Pharmaceuticals - 0.2%
Nektar Therapeutics (a)(b)	460,000	5,180

TOTAL HEALTH CARE		200,705

INDUSTRIALS - 18.7%
Aerospace & Defense - 1.8%
Curtiss-Wright Corp.	320,200	40,288
Airlines - 0.3%
Spirit Airlines, Inc. (a)	372,800	7,795
Building Products - 1.4%
Builders FirstSource, Inc. (a)	101,600	7,055
Jeld-Wen Holding, Inc. (a)	968,350	23,463
		30,518
Commercial Services & Supplies - 0.8%
CoreCivic, Inc. (a)	1,588,334	17,106
The Brink's Co.	5,800	355
		17,461
Construction & Engineering - 4.5%
AECOM (a)	493,237	34,004
API Group Corp. (a)	1,029,600	24,000
Fluor Corp. (a)(b)	1,285,300	28,418
Granite Construction, Inc. (b)	323,280	12,569
		98,991
Electrical Equipment - 1.3%
Sensata Technologies, Inc. PLC (a)	513,319	28,592
Machinery - 1.1%
Allison Transmission Holdings, Inc.	507,163	17,543
Crane Co.	58,500	5,648
		23,191
Marine - 2.5%
Genco Shipping & Trading Ltd.	956,800	14,744
Golden Ocean Group Ltd. (b)	478,725	4,505
Kirby Corp. (a)	398,200	20,794
Safe Bulkers, Inc. (a)	462,205	1,673
Star Bulk Carriers Corp.	596,008	12,522
		54,238
Professional Services - 2.1%
CACI International, Inc. Class A (a)	42,100	10,922
Nielsen Holdings PLC	1,835,499	35,168
		46,090
Road & Rail - 1.2%
Knight-Swift Transportation Holdings, Inc. Class A	446,100	25,539
Trading Companies & Distributors - 1.7%
Beacon Roofing Supply, Inc. (a)	149,631	7,468
MRC Global, Inc. (a)	2,905,430	19,989
NOW, Inc. (a)	1,192,807	9,972
		37,429

TOTAL INDUSTRIALS		410,132

INFORMATION TECHNOLOGY - 14.6%
Electronic Equipment & Components - 2.7%
Avnet, Inc.	412,900	14,976
Cognex Corp.	212,471	16,413
Jabil, Inc.	109,000	6,372
Trimble, Inc. (a)	102,200	8,776
TTM Technologies, Inc. (a)	479,000	6,601
Vishay Intertechnology, Inc.	108,400	2,208
Vontier Corp.	133,600	4,210
		59,556
IT Services - 2.8%
Akamai Technologies, Inc. (a)	106,000	11,946
Cyxtera Technologies, Inc. Class A (a)	186,800	1,851
ExlService Holdings, Inc. (a)	52,673	6,841
Gartner, Inc. (a)	9,200	2,873
GoDaddy, Inc. (a)	135,600	9,515
Liveramp Holdings, Inc. (a)	70,300	3,299
Nuvei Corp. (a)(c)	32,900	3,240
Repay Holdings Corp. (a)	427,300	6,991
Thoughtworks Holding, Inc.	7,600	222
WEX, Inc. (a)	71,900	9,090
Wix.com Ltd. (a)	41,300	6,311
		62,179
Semiconductors & Semiconductor Equipment - 2.6%
Cirrus Logic, Inc. (a)	182,000	14,593
ON Semiconductor Corp. (a)	373,600	22,950
SolarEdge Technologies, Inc. (a)	59,900	19,633
		57,176
Software - 6.1%
Anaplan, Inc. (a)	215,200	9,213
Aspen Technology, Inc. (a)	64,400	9,340
AvidXchange Holdings, Inc.	6,200	132
Black Knight, Inc. (a)	161,700	11,557
Blackbaud, Inc. (a)	163,300	12,323
Braze, Inc.	2,600	198
Ceridian HCM Holding, Inc. (a)	164,000	17,942
Citrix Systems, Inc.	59,200	4,761
Coupa Software, Inc. (a)	36,800	7,237
Elastic NV (a)	71,400	11,100
GitLab, Inc.	1,900	183
Guidewire Software, Inc. (a)(b)	56,600	6,585
NortonLifeLock, Inc.	388,400	9,652
PTC, Inc. (a)	116,800	12,799
Tenable Holdings, Inc. (a)	251,200	12,409
Zendesk, Inc. (a)	77,600	7,924
		133,355
Technology Hardware, Storage & Peripherals - 0.4%
Western Digital Corp. (a)	130,500	7,548

TOTAL INFORMATION TECHNOLOGY		319,814

MATERIALS - 6.5%
Chemicals - 2.4%
RPM International, Inc.	183,400	16,697
The Chemours Co. LLC	476,400	14,149
Trinseo PLC	206,500	9,753
Valvoline, Inc.	378,804	12,906
		53,505
Construction Materials - 0.9%
Eagle Materials, Inc.	135,500	20,897
Containers & Packaging - 0.6%
Aptargroup, Inc.	102,100	12,210
Metals & Mining - 1.9%
Cleveland-Cliffs, Inc. (a)	619,200	12,601
Steel Dynamics, Inc.	364,500	21,797
Yamana Gold, Inc. (b)	1,856,600	7,426
		41,824
Paper & Forest Products - 0.7%
Louisiana-Pacific Corp.	229,000	14,965

TOTAL MATERIALS		143,401

REAL ESTATE - 10.1%
Equity Real Estate Investment Trusts (REITs) - 9.3%
American Homes 4 Rent Class A	322,900	12,945
Americold Realty Trust	157,500	5,141
CubeSmart	310,872	16,762
CyrusOne, Inc.	172,200	15,329
Digitalbridge Group, Inc. (a)	260,000	2,070
Douglas Emmett, Inc.	465,600	15,258
Duke Realty Corp.	336,174	19,609
Equity Lifestyle Properties, Inc.	151,400	12,309
Four Corners Property Trust, Inc.	26,649	720
Gaming & Leisure Properties	169,600	7,652
Healthcare Realty Trust, Inc.	342,554	10,729
Healthcare Trust of America, Inc.	58,200	1,976
Lamar Advertising Co. Class A	106,200	11,603
Postal Realty Trust, Inc.	634,500	11,009
SITE Centers Corp.	482,700	7,269
Spirit Realty Capital, Inc.	233,500	10,405
Sunstone Hotel Investors, Inc. (a)	897,800	9,759
Terreno Realty Corp.	121,500	9,252
The GEO Group, Inc.	411,900	3,460
Ventas, Inc.	299,200	14,038
Washington REIT (SBI)	229,200	5,776
		203,071
Real Estate Management & Development - 0.8%
Cushman & Wakefield PLC (a)	822,411	14,540
Doma Holdings, Inc. Class A (b)	642,100	4,052
		18,592

TOTAL REAL ESTATE		221,663

UTILITIES - 3.1%
Electric Utilities - 1.3%
Evergy, Inc.	43,565	2,758
Hawaiian Electric Industries, Inc.	117,900	4,479
IDACORP, Inc.	39,300	4,112
OGE Energy Corp.	360,600	12,376
Otter Tail Corp.	2,603	170
Portland General Electric Co.	77,100	3,752
		27,647
Gas Utilities - 0.3%
Southwest Gas Corp.	54,355	3,577
UGI Corp.	73,300	3,024
		6,601
Independent Power and Renewable Electricity Producers - 0.1%
NextEra Energy Partners LP	33,200	2,824
Multi-Utilities - 0.9%
Avista Corp.	17,900	689
Black Hills Corp.	90,000	5,771
MDU Resources Group, Inc.	263,139	7,165
NiSource, Inc.	251,300	6,159
		19,784
Water Utilities - 0.5%
Essential Utilities, Inc.	245,415	11,601

TOTAL UTILITIES		68,457

TOTAL COMMON STOCKS
(Cost $1,674,281)		2,144,594
	Principal Amount (000s)	Value (000s)

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.04% to 0.05% 2/3/22 to 2/17/22 (d)
(Cost $820)	820	820
	Shares	Value (000s)

Money Market Funds - 5.1%
Fidelity Cash Central Fund 0.06% (e)	51,468,426	$51,479
Fidelity Securities Lending Cash Central Fund 0.07% (e)(f)	60,530,919	60,537
TOTAL MONEY MARKET FUNDS
(Cost $112,012)		112,016
TOTAL INVESTMENT IN SECURITIES - 103.1%
(Cost $1,787,113)		2,257,430
NET OTHER ASSETS (LIABILITIES) - (3.1)%		(67,482)
NET ASSETS - 100%		$2,189,948

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount (000s)	Value (000s)	Unrealized Appreciation/(Depreciation) (000s)
Purchased
Equity Index Contracts
CME E-mini S&P MidCap 400 Index Contracts (United States)	48	Dec. 2021	$12,990	$(233)	$(233)

The notional amount of futures purchased as a percentage of Net Assets is 0.6%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $8,985,000 or 0.4% of net assets.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $820,000.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$49,352	$881,258	$879,140	$39	$9	$--	$51,479	0.1%
Fidelity Securities Lending Cash Central Fund 0.07%	28,363	494,346	462,172	123	--	--	60,537	0.2%
Total	$77,715	$1,375,604	$1,341,312	$162	$9	$--	$112,016

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$33,118	$33,118	$--	$--
Consumer Discretionary	304,326	304,326	--	--
Consumer Staples	87,962	87,962	--	--
Energy	71,346	71,346	--	--
Financials	283,670	283,670	--	--
Health Care	200,705	200,705	--	--
Industrials	410,132	410,132	--	--
Information Technology	319,814	319,814	--	--
Materials	143,401	143,401	--	--
Real Estate	221,663	221,663	--	--
Utilities	68,457	68,457	--	--
U.S. Government and Government Agency Obligations	820	--	820	--
Money Market Funds	112,016	112,016	--	--
Total Investments in Securities:	$2,257,430	$2,256,610	$820	$--
Derivative Instruments:
Liabilities
Futures Contracts	$(233)	$(233)	$--	$--
Total Liabilities	$(233)	$(233)	$--	$--
Total Derivative Instruments:	$(233)	$(233)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of November 30, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
(Amounts in thousands)
Equity Risk
Futures Contracts	$0	$(233)
Total Equity Risk	0	(233)
Total Value of Derivatives	$0	$(233)

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2021
Assets
Investment in securities, at value (including securities loaned of $57,335) — See accompanying schedule: Unaffiliated issuers (cost $1,675,101)	$2,145,414
Fidelity Central Funds (cost $112,012)	112,016
Total Investment in Securities (cost $1,787,113)		$2,257,430
Cash		102
Receivable for investments sold		1,083
Receivable for fund shares sold		721
Dividends receivable		1,502
Distributions receivable from Fidelity Central Funds		11
Prepaid expenses		3
Other receivables		34
Total assets		2,260,886
Liabilities
Payable for investments purchased	$6,304
Payable for fund shares redeemed	1,883
Accrued management fee	1,047
Distribution and service plan fees payable	433
Payable for daily variation margin on futures contracts	346
Other affiliated payables	366
Other payables and accrued expenses	26
Collateral on securities loaned	60,533
Total liabilities		70,938
Net Assets		$2,189,948
Net Assets consist of:
Paid in capital		$1,457,701
Total accumulated earnings (loss)		732,247
Net Assets		$2,189,948
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($735,720 ÷ 16,183.8 shares)(a)		$45.46
Maximum offering price per share (100/94.25 of $45.46)		$48.23
Class M:
Net Asset Value and redemption price per share ($552,237 ÷ 12,066.2 shares)(a)		$45.77
Maximum offering price per share (100/96.50 of $45.77)		$47.43
Class C:
Net Asset Value and offering price per share ($27,346 ÷ 678.4 shares)(a)		$40.31
Fidelity Stock Selector Mid Cap Fund:
Net Asset Value, offering price and redemption price per share ($394,514 ÷ 8,191.4 shares)		$48.16
Class I:
Net Asset Value, offering price and redemption price per share ($412,941 ÷ 8,551.9 shares)		$48.29
Class Z:
Net Asset Value, offering price and redemption price per share ($67,190 ÷ 1,392.3 shares)		$48.26

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2021
Investment Income
Dividends		$32,865
Interest		1
Income from Fidelity Central Funds (including $123 from security lending)		162
Total income		33,028
Expenses
Management fee
Basic fee	$11,602
Performance adjustment	1,401
Transfer agent fees	3,656
Distribution and service plan fees	5,002
Accounting fees	664
Custodian fees and expenses	35
Independent trustees' fees and expenses	8
Registration fees	122
Audit	55
Legal	8
Miscellaneous	11
Total expenses before reductions	22,564
Expense reductions	(35)
Total expenses after reductions		22,529
Net investment income (loss)		10,499
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	276,526
Fidelity Central Funds	9
Foreign currency transactions	10
Futures contracts	7,258
Total net realized gain (loss)		283,803
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	138,995
Fidelity Central Funds	1
Assets and liabilities in foreign currencies	(8)
Futures contracts	(660)
Total change in net unrealized appreciation (depreciation)		138,328
Net gain (loss)		422,131
Net increase (decrease) in net assets resulting from operations		$432,630

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2021	Year ended November 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,499	$18,211
Net realized gain (loss)	283,803	30,672
Change in net unrealized appreciation (depreciation)	138,328	83,257
Net increase (decrease) in net assets resulting from operations	432,630	132,140
Distributions to shareholders	(44,080)	(85,310)
Share transactions - net increase (decrease)	(136,229)	(230,032)
Total increase (decrease) in net assets	252,321	(183,202)
Net Assets
Beginning of period	1,937,627	2,120,829
End of period	$2,189,948	$1,937,627

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Stock Selector Mid Cap Fund Class A

Years ended November 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$37.74	$36.07	$39.28	$39.74	$33.13
Income from Investment Operations
Net investment income (loss)A	.20	.30B	.25	.26	.13
Net realized and unrealized gain (loss)	8.40	2.85	2.80C	1.04	6.68
Total from investment operations	8.60	3.15	3.05	1.30	6.81
Distributions from net investment income	(.35)	(.21)	(.25)	(.11)	(.19)
Distributions from net realized gain	(.54)	(1.27)	(6.01)	(1.65)	(.01)
Total distributions	(.88)D	(1.48)	(6.26)	(1.76)	(.20)
Net asset value, end of period	$45.46	$37.74	$36.07	$39.28	$39.74
Total ReturnE,F	23.19%	8.99%	12.13%C	3.36%	20.64%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.05%	1.14%	1.14%	.93%	.87%
Expenses net of fee waivers, if any	1.05%	1.14%	1.14%	.92%	.87%
Expenses net of all reductions	1.05%	1.13%	1.14%	.91%	.86%
Net investment income (loss)	.45%	.94%B	.75%	.64%	.36%
Supplemental Data
Net assets, end of period (in millions)	$736	$626	$623	$532	$564
Portfolio turnover rateI	43%	86%	57%	81%	84%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .66%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.06 per share. Excluding these litigation proceeds, the total return would have been 11.95%.

 D Total distributions per share do not sum due to rounding.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Stock Selector Mid Cap Fund Class M

Years ended November 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$37.99	$36.30	$39.43	$39.89	$33.25
Income from Investment Operations
Net investment income (loss)A	.09	.22B	.17	.16	.04
Net realized and unrealized gain (loss)	8.48	2.86	2.85C	1.04	6.71
Total from investment operations	8.57	3.08	3.02	1.20	6.75
Distributions from net investment income	(.25)	(.12)	(.14)	(.01)	(.11)
Distributions from net realized gain	(.54)	(1.27)	(6.01)	(1.65)	(.01)
Total distributions	(.79)	(1.39)	(6.15)	(1.66)	(.11)D
Net asset value, end of period	$45.77	$37.99	$36.30	$39.43	$39.89
Total ReturnE,F	22.91%	8.71%	11.88%C	3.10%	20.37%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.29%	1.38%	1.38%	1.17%	1.11%
Expenses net of fee waivers, if any	1.29%	1.38%	1.38%	1.17%	1.11%
Expenses net of all reductions	1.29%	1.37%	1.38%	1.15%	1.10%
Net investment income (loss)	.20%	.70%B	.51%	.39%	.11%
Supplemental Data
Net assets, end of period (in millions)	$552	$496	$544	$536	$606
Portfolio turnover rateI	43%	86%	57%	81%	84%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .42%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.06 per share. Excluding these litigation proceeds, the total return would have been 11.70%.

 D Total distributions per share do not sum due to rounding.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Stock Selector Mid Cap Fund Class C

Years ended November 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$33.58	$32.15	$35.67	$36.25	$30.28
Income from Investment Operations
Net investment income (loss)A	(.14)	.04B	(.01)	(.05)	(.13)
Net realized and unrealized gain (loss)	7.51	2.50	2.46C	.96	6.10
Total from investment operations	7.37	2.54	2.45	.91	5.97
Distributions from net investment income	(.10)	–	–	–	–
Distributions from net realized gain	(.54)	(1.11)	(5.97)	(1.49)	–
Total distributions	(.64)	(1.11)	(5.97)	(1.49)	–
Net asset value, end of period	$40.31	$33.58	$32.15	$35.67	$36.25
Total ReturnD,E	22.25%	8.10%	11.27%C	2.59%	19.72%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.84%	1.93%	1.93%	1.69%	1.63%
Expenses net of fee waivers, if any	1.84%	1.93%	1.93%	1.69%	1.63%
Expenses net of all reductions	1.84%	1.92%	1.93%	1.67%	1.62%
Net investment income (loss)	(.35)%	.15%B	(.04)%	(.12)%	(.40)%
Supplemental Data
Net assets, end of period (in millions)	$27	$30	$35	$114	$142
Portfolio turnover rateH	43%	86%	57%	81%	84%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.14)%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 11.09%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Stock Selector Mid Cap Fund

Years ended November 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$39.90	$38.00	$41.00	$41.43	$34.53
Income from Investment Operations
Net investment income (loss)A	.34	.40B	.34	.33	.20
Net realized and unrealized gain (loss)	8.88	3.01	2.99C	1.09	6.96
Total from investment operations	9.22	3.41	3.33	1.42	7.16
Distributions from net investment income	(.42)	(.24)	(.32)	(.20)	(.26)
Distributions from net realized gain	(.54)	(1.27)	(6.01)	(1.65)	(.01)
Total distributions	(.96)	(1.51)	(6.33)	(1.85)	(.26)D
Net asset value, end of period	$48.16	$39.90	$38.00	$41.00	$41.43
Total ReturnE	23.52%	9.24%	12.38%C	3.53%	20.87%
Ratios to Average Net AssetsF,G
Expenses before reductions	.79%	.89%	.94%	.77%	.70%
Expenses net of fee waivers, if any	.79%	.89%	.94%	.76%	.70%
Expenses net of all reductions	.79%	.88%	.94%	.75%	.69%
Net investment income (loss)	.71%	1.19%B	.95%	.80%	.53%
Supplemental Data
Net assets, end of period (in millions)	$395	$342	$362	$502	$545
Portfolio turnover rateH	43%	86%	57%	81%	84%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .90%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.06 per share. Excluding these litigation proceeds, the total return would have been 12.20%.

 D Total distributions per share do not sum due to rounding.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Stock Selector Mid Cap Fund Class I

Years ended November 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$40.01	$38.15	$41.11	$41.51	$34.60
Income from Investment Operations
Net investment income (loss)A	.33	.40B	.35	.36	.23
Net realized and unrealized gain (loss)	8.91	3.02	3.01C	1.10	6.96
Total from investment operations	9.24	3.42	3.36	1.46	7.19
Distributions from net investment income	(.42)	(.29)	(.31)	(.21)	(.27)
Distributions from net realized gain	(.54)	(1.27)	(6.01)	(1.65)	(.01)
Total distributions	(.96)	(1.56)	(6.32)	(1.86)	(.28)
Net asset value, end of period	$48.29	$40.01	$38.15	$41.11	$41.51
Total ReturnD	23.50%	9.23%	12.41%C	3.62%	20.92%
Ratios to Average Net AssetsE,F
Expenses before reductions	.82%	.90%	.91%	.69%	.63%
Expenses net of fee waivers, if any	.81%	.90%	.91%	.69%	.63%
Expenses net of all reductions	.81%	.89%	.91%	.67%	.62%
Net investment income (loss)	.68%	1.18%B	.98%	.87%	.60%
Supplemental Data
Net assets, end of period (in millions)	$413	$293	$312	$279	$683
Portfolio turnover rateG	43%	86%	57%	81%	84%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.10 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .90%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.06 per share. Excluding these litigation proceeds, the total return would have been 12.23%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Stock Selector Mid Cap Fund Class Z

Years ended November 30,	2021	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$39.97	$38.12	$41.15	$41.57	$35.79
Income from Investment Operations
Net investment income (loss)B	.38	.44C	.41	.43	.23
Net realized and unrealized gain (loss)	8.92	3.03	2.99D	1.08	5.55
Total from investment operations	9.30	3.47	3.40	1.51	5.78
Distributions from net investment income	(.47)	(.35)	(.42)	(.28)	–
Distributions from net realized gain	(.54)	(1.27)	(6.01)	(1.65)	–
Total distributions	(1.01)	(1.62)	(6.43)	(1.93)	–
Net asset value, end of period	$48.26	$39.97	$38.12	$41.15	$41.57
Total ReturnE,F	23.69%	9.39%	12.59%D	3.75%	16.15%
Ratios to Average Net AssetsG,H
Expenses before reductions	.67%	.75%	.75%	.53%	.48%I
Expenses net of fee waivers, if any	.67%	.75%	.75%	.53%	.47%I
Expenses net of all reductions	.67%	.73%	.75%	.52%	.46%I
Net investment income (loss)	.82%	1.33%C	1.14%	1.03%	.69%I
Supplemental Data
Net assets, end of period (in millions)	$67	$150	$245	$18	$9
Portfolio turnover rateJ	43%	86%	57%	81%	84%

 A For the period February 1, 2017 (commencement of sale of shares) through November 30, 2017.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.05%.

 D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.06 per share. Excluding these litigation proceeds, the total return would have been 12.41%.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2021
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Stock Selector Mid Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Stock Selector Mid Cap Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$573,800
Gross unrealized depreciation	(105,994)
Net unrealized appreciation (depreciation)	$467,806
Tax Cost	$1,789,624

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$98,994
Undistributed long-term capital gain	$165,447
Net unrealized appreciation (depreciation) on securities and other investments	$467,806

The tax character of distributions paid was as follows:

	November 30, 2021	November 30, 2020
Ordinary Income	$18,934	$ 21,178
Long-term Capital Gains	25,146	64,132
Total	$44,080	$ 85,310

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Stock Selector Mid Cap Fund	912,513	1,027,520

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I of the Fund as compared to its benchmark index, the S&P MidCap 400 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .59% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,832	$34
Class M	.25%	.25%	2,864	34
Class C	.75%	.25%	306	42
			$5,002	$110

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$72
Class M	11
Class C(a)	1
$84

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,255.17
Class M	943.16
Class C	65.21
Fidelity Stock Selector Mid Cap Fund	637.16
Class I	718.19
Class Z	38.04
	$3,656

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Stock Selector Mid Cap Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Stock Selector Mid Cap Fund	$25

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Advisor Stock Selector Mid Cap Fund	36,744	72,439	14,698

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Advisor Stock Selector Mid Cap Fund	$4

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Stock Selector Mid Cap Fund	$12	$–(a)	$271

 (a) Amount represents less than five hundred dollars.

9. Expense Reductions.

During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $35.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2021	Year ended November 30, 2020
Fidelity Advisor Stock Selector Mid Cap Fund
Distributions to shareholders
Class A	$14,523	$25,261
Class M	10,221	20,788
Class C	574	1,203
Fidelity Stock Selector Mid Cap Fund	7,971	14,538
Class I	6,942	12,973
Class Z	3,849	10,547
Total	$44,080	$85,310

11. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2021	Year ended November 30, 2020	Year ended November 30, 2021	Year ended November 30, 2020
Fidelity Advisor Stock Selector Mid Cap Fund
Class A
Shares sold	1,510	1,946	$68,096	$60,114
Reinvestment of distributions	347	663	13,497	23,541
Shares redeemed	(2,269)	(3,286)	(100,086)	(103,394)
Net increase (decrease)	(412)	(677)	$(18,493)	$(19,739)
Class M
Shares sold	1,065	1,204	$47,155	$38,954
Reinvestment of distributions	253	565	9,912	20,270
Shares redeemed	(2,314)	(3,685)	(103,273)	(116,444)
Net increase (decrease)	(996)	(1,916)	$(46,206)	$(57,220)
Class C
Shares sold	205	146	$8,344	$4,091
Reinvestment of distributions	17	37	574	1,171
Shares redeemed	(446)	(377)	(17,717)	(10,339)
Net increase (decrease)	(224)	(194)	$(8,799)	$(5,077)
Fidelity Stock Selector Mid Cap Fund
Shares sold	1,545	1,599	$73,171	$54,538
Reinvestment of distributions	188	376	7,734	14,097
Shares redeemed	(2,112)	(2,921)	(96,277)	(94,539)
Net increase (decrease)	(379)	(946)	$(15,372)	$(25,904)
Class I
Shares sold	2,690	1,451	$128,891	$47,436
Reinvestment of distributions	159	334	6,540	12,548
Shares redeemed	(1,625)	(2,636)	(76,943)	(88,147)
Net increase (decrease)	1,224	(851)	$58,488	$(28,163)
Class Z
Shares sold	715	2,717	$33,175	$86,380
Reinvestment of distributions	91	277	3,740	10,383
Shares redeemed	(3,160)	(5,681)	(142,762)	(190,692)
Net increase (decrease)	(2,354)	(2,687)	$(105,847)	$(93,929)

12. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Stock Selector Mid Cap Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Stock Selector Mid Cap Fund (the "Fund"), a fund of Advisor Series I, including the schedule of investments, as of November 30, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

January 13, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 314 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2021 to November 30, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2021	Ending Account Value November 30, 2021	Expenses Paid During Period-B June 1, 2021 to November 30, 2021
Fidelity Advisor Stock Selector Mid Cap Fund
Class A	1.02%
Actual		$1,000.00	$972.20	$5.04
Hypothetical-C		$1,000.00	$1,019.95	$5.17
Class M	1.27%
Actual		$1,000.00	$971.10	$6.28
Hypothetical-C		$1,000.00	$1,018.70	$6.43
Class C	1.81%
Actual		$1,000.00	$968.50	$8.93
Hypothetical-C		$1,000.00	$1,015.99	$9.15
Fidelity Stock Selector Mid Cap Fund	.76%
Actual		$1,000.00	$973.50	$3.76
Hypothetical-C		$1,000.00	$1,021.26	$3.85
Class I	.79%
Actual		$1,000.00	$973.60	$3.91
Hypothetical-C		$1,000.00	$1,021.11	$4.00
Class Z	.62%
Actual		$1,000.00	$974.20	$3.07
Hypothetical-C		$1,000.00	$1,021.96	$3.14

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Stock Selector Mid Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Stock Selector Mid Cap Fund
Class A	12/29/21	12/28/21	$0.212	$5.496
Class M	12/29/21	12/28/21	$0.085	$5.496
Class C	12/29/21	12/28/21	$0.000	$5.355
Fidelity Stock Selector Mid Cap Fund	12/29/21	12/28/21	$0.328	$5.496
Class I	12/29/21	12/28/21	$0.321	$5.496
Class Z	12/29/21	12/28/21	$0.382	$5.496

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2021, $ 165,451,672, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 98.56% of the short-term capital gain dividends distributed in December 2020 during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

Class A designates 100%; Class M designates 100%; Class C designates 100%; Fidelity Stock Selector Mid Cap Fund designates 99%; Class I designates 100% and Class Z designates 90%; of the dividends distributed in December 2020 during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A designates 100%; Class M designates 100%; Class C designates 100%; Fidelity Stock Selector Mid Cap Fund designates 100%; Class I designates 100% and Class Z designates 94%; of the dividends distributed in December 2020 during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

MC-ANN-0122
1.539186.124

Fidelity Advisor® Large Cap Fund

Annual Report

November 30, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	18.64%	11.90%	13.73%
Class M (incl. 3.50% sales charge)	21.16%	12.14%	13.71%
Class C (incl. contingent deferred sales charge)	23.90%	12.38%	13.72%
Class I	26.22%	13.54%	14.72%
Class Z	26.36%	13.68%	14.79%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on February 1, 2017. Returns prior to February 1, 2017, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Large Cap Fund - Class A on November 30, 2011, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$36,211	Fidelity Advisor® Large Cap Fund - Class A
$44,726	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 27.92% for the 12 months ending November 30, 2021, with U.S. equities rising on the prospect of a surge in economic growth amid strong corporate earnings, widespread COVID-19 vaccination, fiscal stimulus and fresh spending programs. After the index closed 2020 at an all-time high, investors were hopeful as the new year began. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. A flattish May reflected concerns about inflation and jobs, but the rally resumed through August amid strong earnings. In early September, sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. In addition, the Fed signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The index returned -4.65% in September, its first monthly decline since January, but sharply reversed course with a 7.01% gain in October, driven by strength in earnings and notable improvement in the economy. By sector, energy gained about 57% to lead by a wide margin, followed by financials (+39%), whereas the defensive utilities (+8%) and consumer staples (+9%) groups notably lagged.

Comments from Portfolio Manager Matt Fruhan:  For the fiscal year ending November 30, 2021, the fund's share classes (excluding sales charges, if applicable) gained about 25% to 26%, trailing the 27.92% result of the benchmark S&P 500® index. The largest detractors from performance versus the benchmark were security selection and an underweight in information technology. Weak picks in the health care sector, primarily within the pharmaceuticals, biotechnology & life sciences industry, also hindered the fund's relative result. Also hurting our result were stock picks in the communication services sector, especially within the media & entertainment industry. The fund's largest individual relative detractor was an underweighting in Nvidia, which gained about 144%. Nvidia was not held at period end. Also holding back performance was an average underweight in Alphabet, which gained 62%. The company was among the biggest holdings at period end. Avoiding Tesla, a benchmark component that gained roughly 65%, also hurt relative performance. In contrast, the largest contributors to performance versus the benchmark were stock selection and an overweight in the financials sector, primarily driven by the banks industry. Also bolstering the fund's relative result was an overweight in energy and an underweight in utilities. The fund's top individual relative contributor was an outsized stake in Wells Fargo, which gained 77% the past year. The company was among our largest holdings. Also bolstering performance was our overweight in Exxon Mobil, which gained about 67%. Exxon Mobil was among our biggest holdings. Another notable relative contributor was an outsized stake in Bank of America (+61%), which was one of our largest holdings. Notable changes in positioning include increased exposure to the energy sector and a lower allocation to health care.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2021

% of fund's net assets
Microsoft Corp.	7.6
General Electric Co.	6.4
Wells Fargo & Co.	5.0
Exxon Mobil Corp.	4.5
Bank of America Corp.	3.8
Apple, Inc.	3.7
Comcast Corp. Class A	2.9
Altria Group, Inc.	2.3
Qualcomm, Inc.	2.2
United Parcel Service, Inc. Class B	1.8
40.2

Top Five Market Sectors as of November 30, 2021

% of fund's net assets
Information Technology	21.0
Financials	18.8
Industrials	15.5
Health Care	13.1
Energy	8.7

Asset Allocation (% of fund's net assets)

As of November 30, 2021 *
Stocks	99.6%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.3%

 * Foreign investments - 10.0%

Schedule of Investments November 30, 2021

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
COMMUNICATION SERVICES - 8.2%
Diversified Telecommunication Services - 0.4%
Cellnex Telecom SA (a)	12,100	$714,125
Verizon Communications, Inc.	64,776	3,256,290
		3,970,415
Entertainment - 1.9%
Activision Blizzard, Inc.	22,811	1,336,725
Nintendo Co. Ltd. ADR	48,200	2,654,856
The Walt Disney Co. (b)	69,375	10,052,438
Universal Music Group NV	208,434	5,982,904
		20,026,923
Interactive Media & Services - 2.5%
Alphabet, Inc.:
Class A (b)	3,954	11,221,254
Class C (b)	3,567	10,162,526
Meta Platforms, Inc. Class A (b)	12,000	3,893,520
Snap, Inc. Class A (b)	8,400	399,924
		25,677,224
Media - 3.4%
Comcast Corp. Class A	599,623	29,969,158
Interpublic Group of Companies, Inc.	155,220	5,151,752
		35,120,910

TOTAL COMMUNICATION SERVICES		84,795,472

CONSUMER DISCRETIONARY - 5.1%
Auto Components - 0.5%
BorgWarner, Inc.	126,416	5,471,284
Automobiles - 0.3%
General Motors Co. (b)	45,400	2,627,298
Distributors - 0.0%
LKQ Corp.	2,102	117,502
Hotels, Restaurants & Leisure - 1.5%
Booking Holdings, Inc. (b)	3,664	7,701,178
Elior SA (a)(b)	87,800	564,584
Expedia, Inc. (b)	17,900	2,883,511
Marriott International, Inc. Class A (b)	19,400	2,862,664
Starbucks Corp.	10,500	1,151,220
		15,163,157
Household Durables - 1.3%
Mohawk Industries, Inc. (b)	35,906	6,027,540
Sony Group Corp. sponsored ADR	14,500	1,766,825
Whirlpool Corp.	28,134	6,125,897
		13,920,262
Internet & Direct Marketing Retail - 0.0%
Chewy, Inc. (b)	5,700	389,082
Specialty Retail - 1.5%
Lowe's Companies, Inc.	62,130	15,196,377

TOTAL CONSUMER DISCRETIONARY		52,884,962

CONSUMER STAPLES - 5.5%
Beverages - 1.6%
Anheuser-Busch InBev SA NV ADR (c)	4,500	250,740
Diageo PLC sponsored ADR	25,100	5,099,567
Keurig Dr. Pepper, Inc.	89,000	3,025,110
The Coca-Cola Co.	155,781	8,170,713
		16,546,130
Food & Staples Retailing - 1.1%
Costco Wholesale Corp.	3,300	1,779,954
Ocado Group PLC (b)	4,100	97,905
Performance Food Group Co. (b)	37,100	1,495,501
Sysco Corp.	91,500	6,408,660
U.S. Foods Holding Corp. (b)	39,700	1,247,374
		11,029,394
Food Products - 0.1%
Lamb Weston Holdings, Inc.	21,800	1,131,856
Household Products - 0.3%
Colgate-Palmolive Co.	2,300	172,546
Procter & Gamble Co.	800	115,664
Spectrum Brands Holdings, Inc.	26,367	2,639,337
		2,927,547
Tobacco - 2.4%
Altria Group, Inc.	554,680	23,651,555
Swedish Match Co. AB	163,800	1,196,591
		24,848,146

TOTAL CONSUMER STAPLES		56,483,073

ENERGY - 8.6%
Energy Equipment & Services - 0.1%
Subsea 7 SA	186,200	1,307,273
Oil, Gas & Consumable Fuels - 8.5%
Canadian Natural Resources Ltd.	37,200	1,521,256
Cenovus Energy, Inc. (Canada)	956,062	11,345,963
Exxon Mobil Corp.	776,068	46,439,909
Harbour Energy PLC (b)	304,600	1,592,864
Hess Corp.	217,035	16,173,448
Imperial Oil Ltd.	38,500	1,272,735
Kosmos Energy Ltd. (b)	954,095	3,491,988
Phillips 66 Co.	32,400	2,241,108
Tourmaline Oil Corp.	117,100	3,896,764
		87,976,035

TOTAL ENERGY		89,283,308

FINANCIALS - 18.8%
Banks - 13.3%
Bank of America Corp.	883,614	39,294,315
JPMorgan Chase & Co.	83,418	13,249,281
M&T Bank Corp.	12,828	1,880,713
PNC Financial Services Group, Inc.	70,241	13,837,477
Truist Financial Corp.	156,127	9,259,892
U.S. Bancorp	135,490	7,498,017
Wells Fargo & Co.	1,088,603	52,013,451
		137,033,146
Capital Markets - 3.7%
KKR & Co. LP	95,691	7,124,195
Morgan Stanley	67,425	6,393,239
Northern Trust Corp.	105,991	12,263,159
Raymond James Financial, Inc.	28,893	2,839,893
State Street Corp.	107,019	9,521,480
		38,141,966
Consumer Finance - 0.6%
Discover Financial Services	54,700	5,899,395
Insurance - 0.2%
Chubb Ltd.	13,795	2,475,789
Thrifts & Mortgage Finance - 1.0%
MGIC Investment Corp.	152,476	2,149,912
Radian Group, Inc.	400,131	8,150,668
		10,300,580

TOTAL FINANCIALS		193,850,876

HEALTH CARE - 13.1%
Biotechnology - 0.7%
ADC Therapeutics SA (b)	14,300	318,318
Alnylam Pharmaceuticals, Inc. (b)	11,419	2,098,812
Crinetics Pharmaceuticals, Inc. (b)	32,300	882,436
Gritstone Bio, Inc. (b)	20,040	264,528
Heron Therapeutics, Inc. (b)	9,716	91,816
Insmed, Inc. (b)	47,497	1,307,117
Intercept Pharmaceuticals, Inc. (b)(c)	71,150	1,224,492
Vaxcyte, Inc. (b)	11,800	240,484
Verve Therapeutics, Inc.	9,400	320,352
		6,748,355
Health Care Equipment & Supplies - 1.5%
Abbott Laboratories	5,800	729,466
Becton, Dickinson & Co.	10,797	2,560,401
Boston Scientific Corp. (b)	272,626	10,378,872
iRhythm Technologies, Inc. (b)	100	10,560
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.)	38,700	1,361,466
		15,040,765
Health Care Providers & Services - 5.6%
Cardinal Health, Inc.	97,182	4,492,724
Centene Corp. (b)	13,300	949,753
Cigna Corp.	53,403	10,248,036
Covetrus, Inc. (b)	26,621	478,646
CVS Health Corp.	148,698	13,243,044
Guardant Health, Inc. (b)	9,800	1,030,176
Humana, Inc.	2,900	1,217,159
McKesson Corp.	54,806	11,879,749
UnitedHealth Group, Inc.	32,999	14,658,816
		58,198,103
Health Care Technology - 0.0%
Castlight Health, Inc. Class B (b)	114,062	174,515
Life Sciences Tools & Services - 0.1%
Danaher Corp.	3,600	1,157,904
Pharmaceuticals - 5.2%
Bayer AG	167,356	8,449,827
Bristol-Myers Squibb Co.	304,617	16,336,610
Eli Lilly & Co.	11,300	2,802,852
GlaxoSmithKline PLC sponsored ADR	282,738	11,626,187
Johnson & Johnson	76,784	11,972,929
Pliant Therapeutics, Inc. (b)	16,400	232,552
Sanofi SA sponsored ADR	38,000	1,807,660
TherapeuticsMD, Inc. (b)(c)	513,152	254,010
Viatris, Inc.	11,800	145,258
		53,627,885

TOTAL HEALTH CARE		134,947,527

INDUSTRIALS - 15.4%
Aerospace & Defense - 2.5%
Airbus Group NV (b)	36,900	4,118,779
General Dynamics Corp.	13,129	2,480,987
Huntington Ingalls Industries, Inc.	9,319	1,654,216
Maxar Technologies, Inc.	5,200	143,156
MTU Aero Engines AG	3,100	579,916
Raytheon Technologies Corp.	15,092	1,221,245
Rolls-Royce Holdings PLC (b)	1,017,700	1,660,221
Safran SA	5,800	647,824
The Boeing Co. (b)	67,867	13,427,486
		25,933,830
Air Freight & Logistics - 2.3%
FedEx Corp.	21,292	4,905,038
United Parcel Service, Inc. Class B	97,063	19,254,387
		24,159,425
Airlines - 0.1%
Copa Holdings SA Class A (b)	3,200	223,744
Ryanair Holdings PLC sponsored ADR (b)	9,400	898,170
		1,121,914
Building Products - 0.2%
Johnson Controls International PLC	26,000	1,943,760
Commercial Services & Supplies - 0.2%
ACV Auctions, Inc. Class A (b)	88,300	1,870,194
Electrical Equipment - 1.4%
Acuity Brands, Inc.	19,056	3,836,926
Hubbell, Inc. Class B	12,385	2,423,745
Regal Rexnord Corp.	1,400	221,340
Vertiv Holdings Co.	293,200	7,517,648
		13,999,659
Industrial Conglomerates - 6.7%
3M Co.	14,959	2,543,628
General Electric Co.	694,913	66,009,786
		68,553,414
Machinery - 1.1%
Cummins, Inc.	6,000	1,258,500
Epiroc AB (A Shares)	4,400	107,078
Flowserve Corp.	60,619	1,817,358
Fortive Corp.	27,900	2,060,973
Otis Worldwide Corp.	19,696	1,583,558
PACCAR, Inc.	6,300	525,546
Stanley Black & Decker, Inc.	9,300	1,625,268
Westinghouse Air Brake Tech Co.	28,145	2,498,432
		11,476,713
Professional Services - 0.1%
Acacia Research Corp. (b)	36,900	180,810
Equifax, Inc.	3,700	1,031,005
		1,211,815
Road & Rail - 0.8%
Knight-Swift Transportation Holdings, Inc. Class A	113,658	6,506,921
Lyft, Inc. (b)	25,716	1,044,327
Ryder System, Inc.	4,500	373,860
		7,925,108
Trading Companies & Distributors - 0.0%
Beijer Ref AB (B Shares)	15,900	315,690

TOTAL INDUSTRIALS		158,511,522

INFORMATION TECHNOLOGY - 21.0%
Electronic Equipment & Components - 0.5%
CDW Corp.	4,000	757,440
Mirion Technologies, Inc. (d)	232,270	2,475,998
Vontier Corp.	63,080	1,987,651
		5,221,089
IT Services - 3.4%
Amadeus IT Holding SA Class A (b)	25,900	1,658,263
Edenred SA	63,300	2,837,083
Fidelity National Information Services, Inc.	42,600	4,451,700
Genpact Ltd.	43,400	2,094,918
Global Payments, Inc.	4,000	476,160
IBM Corp.	11,500	1,346,650
MasterCard, Inc. Class A	8,615	2,713,036
Sabre Corp. (b)(c)	249,000	1,874,970
Snowflake Computing, Inc. (b)	800	272,120
Twilio, Inc. Class A (b)	1,500	429,225
Unisys Corp. (b)	141,362	2,567,134
Visa, Inc. Class A	75,827	14,692,998
		35,414,257
Semiconductors & Semiconductor Equipment - 3.6%
Analog Devices, Inc.	11,118	2,004,020
Applied Materials, Inc.	21,916	3,225,816
Intel Corp.	94,500	4,649,400
Lam Research Corp.	3,300	2,243,505
Marvell Technology, Inc.	38,801	2,761,467
Qualcomm, Inc.	123,501	22,299,341
		37,183,549
Software - 9.6%
Autodesk, Inc. (b)	9,541	2,425,227
DoubleVerify Holdings, Inc.	16,500	509,520
Dynatrace, Inc. (b)	25,865	1,625,615
Elastic NV (b)	23,000	3,575,580
Microsoft Corp.	238,053	78,697,935
PTC, Inc. (b)	10,200	1,117,716
Salesforce.com, Inc. (b)	3,300	940,368
SAP SE sponsored ADR	70,817	9,095,735
Workday, Inc. Class A (b)	3,300	904,959
		98,892,655
Technology Hardware, Storage & Peripherals - 3.9%
Apple, Inc.	232,668	38,460,020
Samsung Electronics Co. Ltd.	22,520	1,357,085
		39,817,105

TOTAL INFORMATION TECHNOLOGY		216,528,655

MATERIALS - 2.5%
Chemicals - 0.9%
DuPont de Nemours, Inc.	99,200	7,336,832
Livent Corp. (b)	4,400	133,276
PPG Industries, Inc.	10,700	1,649,619
		9,119,727
Metals & Mining - 1.6%
Anglo American PLC (United Kingdom)	54,170	1,993,989
First Quantum Minerals Ltd.	135,100	2,879,778
Freeport-McMoRan, Inc.	285,104	10,571,656
Glencore Xstrata PLC	343,200	1,629,444
		17,074,867

TOTAL MATERIALS		26,194,594

REAL ESTATE - 0.9%
Equity Real Estate Investment Trusts (REITs) - 0.9%
American Tower Corp.	10,709	2,810,898
Equinix, Inc.	442	358,992
Simon Property Group, Inc.	43,200	6,602,688
		9,772,578
UTILITIES - 0.4%
Electric Utilities - 0.3%
Entergy Corp.	8,900	893,026
Southern Co.	33,700	2,059,070
		2,952,096
Multi-Utilities - 0.1%
CenterPoint Energy, Inc.	31,100	805,801
Sempra Energy	2,034	243,816
		1,049,617

TOTAL UTILITIES		4,001,713

TOTAL COMMON STOCKS
(Cost $677,120,121)		1,027,254,280

Preferred Stocks - 0.1%
Convertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Internet & Direct Marketing Retail - 0.0%
Reddit, Inc. Series E (d)(e)	1,200	74,153
Nonconvertible Preferred Stocks - 0.1%
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Embraer SA sponsored ADR (b)	84,900	1,165,677
TOTAL PREFERRED STOCKS
(Cost $984,073)		1,239,830

Other - 0.1%
ENERGY -0.1%
Oil, Gas & Consumable Fuels - 0.1%
Utica Shale Drilling Program (non-operating revenue interest) (d)(e)(f)
(Cost $3,301,608)	3,301,608	1,068,400

Money Market Funds - 0.5%
Fidelity Cash Central Fund 0.06% (g)	1,030,113	1,030,319
Fidelity Securities Lending Cash Central Fund 0.07% (g)(h)	3,967,259	3,967,656
TOTAL MONEY MARKET FUNDS
(Cost $4,997,975)		4,997,975
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $686,403,777)		1,034,560,485
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(2,412,331)
NET ASSETS - 100%		$1,032,148,154

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,278,709 or 0.1% of net assets.

 (b) Non-income producing

 (c) Security or a portion of the security is on loan at period end.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,618,551 or 0.4% of net assets.

 (e) Level 3 security

 (f) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Mirion Technologies, Inc.	6/16/21	$2,322,700
Reddit, Inc. Series E	5/18/21	$50,969
Utica Shale Drilling Program (non-operating revenue interest)	10/5/16 - 9/1/17	$3,301,608

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$6,188,656	$93,700,999	$98,859,336	$4,119	$--	$--	$1,030,319	0.0%
Fidelity Securities Lending Cash Central Fund 0.07%	6,939,931	110,569,115	113,541,390	706,004	--	--	3,967,656	0.0%
Total	$13,128,587	$204,270,114	$212,400,726	$710,123	$--	$--	$4,997,975

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$84,795,472	$84,795,472	$--	$--
Consumer Discretionary	52,959,115	52,884,962	--	74,153
Consumer Staples	56,483,073	56,483,073	--	--
Energy	89,283,308	89,283,308	--	--
Financials	193,850,876	193,850,876	--	--
Health Care	134,947,527	134,947,527	--	--
Industrials	159,677,199	153,250,375	6,426,824	--
Information Technology	216,528,655	214,870,392	1,658,263	--
Materials	26,194,594	22,571,161	3,623,433	--
Real Estate	9,772,578	9,772,578	--	--
Utilities	4,001,713	4,001,713	--	--
Other	1,068,400	--	--	1,068,400
Money Market Funds	4,997,975	4,997,975	--	--
Total Investments in Securities:	$1,034,560,485	$1,021,709,412	$11,708,520	$1,142,553

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	90.0%
United Kingdom	2.2%
Canada	2.0%
Germany	1.7%
Netherlands	1.4%
Others (Individually Less Than 1%)	2.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		November 30, 2021
Assets
Investment in securities, at value (including securities loaned of $3,595,280) — See accompanying schedule: Unaffiliated issuers (cost $681,405,802)	$1,029,562,510
Fidelity Central Funds (cost $4,997,975)	4,997,975
Total Investment in Securities (cost $686,403,777)		$1,034,560,485
Restricted cash		15,582
Foreign currency held at value (cost $112,768)		112,768
Receivable for investments sold		1,906,958
Receivable for fund shares sold		789,699
Dividends receivable		2,353,232
Distributions receivable from Fidelity Central Funds		815
Prepaid expenses		1,183
Other receivables		7,568
Total assets		1,039,748,290
Liabilities
Payable to custodian bank	$401,272
Payable for investments purchased	1,727,535
Payable for fund shares redeemed	741,377
Accrued management fee	309,984
Distribution and service plan fees payable	260,398
Other affiliated payables	174,257
Other payables and accrued expenses	15,513
Collateral on securities loaned	3,969,800
Total liabilities		7,600,136
Net Assets		$1,032,148,154
Net Assets consist of:
Paid in capital		$621,610,495
Total accumulated earnings (loss)		410,537,659
Net Assets		$1,032,148,154
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($468,894,401 ÷ 12,293,219 shares)(a)		$38.14
Maximum offering price per share (100/94.25 of $38.14)		$40.47
Class M:
Net Asset Value and redemption price per share ($176,982,613 ÷ 4,658,224 shares)(a)		$37.99
Maximum offering price per share (100/96.50 of $37.99)		$39.37
Class C:
Net Asset Value and offering price per share ($89,885,654 ÷ 2,703,073 shares)(a)		$33.25
Class I:
Net Asset Value, offering price and redemption price per share ($257,330,833 ÷ 6,332,964 shares)		$40.63
Class Z:
Net Asset Value, offering price and redemption price per share ($39,054,653 ÷ 961,614 shares)		$40.61

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended November 30, 2021
Investment Income
Dividends		$18,046,455
Non-Cash dividends		6,079,716
Income from Fidelity Central Funds (including $706,004 from security lending)		710,123
Total income		24,836,294
Expenses
Management fee
Basic fee	$5,279,323
Performance adjustment	(2,015,482)
Transfer agent fees	1,688,524
Distribution and service plan fees	2,980,102
Accounting fees	333,325
Custodian fees and expenses	23,163
Independent trustees' fees and expenses	3,682
Registration fees	88,518
Audit	60,413
Legal	7,488
Interest	207
Miscellaneous	4,666
Total expenses before reductions	8,453,929
Expense reductions	(15,953)
Total expenses after reductions		8,437,976
Net investment income (loss)		16,398,318
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	56,660,304
Foreign currency transactions	497
Total net realized gain (loss)		56,660,801
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	142,325,931
Assets and liabilities in foreign currencies	(11,443)
Total change in net unrealized appreciation (depreciation)		142,314,488
Net gain (loss)		198,975,289
Net increase (decrease) in net assets resulting from operations		$215,373,607

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended November 30, 2021	Year ended November 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$16,398,318	$14,807,231
Net realized gain (loss)	56,660,801	43,902,005
Change in net unrealized appreciation (depreciation)	142,314,488	(30,690,082)
Net increase (decrease) in net assets resulting from operations	215,373,607	28,019,154
Distributions to shareholders	(46,442,509)	(84,162,150)
Share transactions - net increase (decrease)	(5,167,538)	(122,671,067)
Total increase (decrease) in net assets	163,763,560	(178,814,063)
Net Assets
Beginning of period	868,384,594	1,047,198,657
End of period	$1,032,148,154	$868,384,594

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Large Cap Fund Class A

Years ended November 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$31.98	$32.80	$33.76	$34.98	$30.27
Income from Investment Operations
Net investment income (loss)A	.62B	.50	.51	.40	.39
Net realized and unrealized gain (loss)	7.29	1.36	2.97	.89	4.93
Total from investment operations	7.91	1.86	3.48	1.29	5.32
Distributions from net investment income	(.57)	(.60)	(.45)	(.38)	(.33)
Distributions from net realized gain	(1.18)	(2.08)	(3.99)	(2.13)	(.27)
Total distributions	(1.75)	(2.68)	(4.44)	(2.51)	(.61)C
Net asset value, end of period	$38.14	$31.98	$32.80	$33.76	$34.98
Total ReturnD,E	25.87%	5.91%	14.19%	3.77%	17.84%
Ratios to Average Net AssetsF,G
Expenses before reductions	.80%	.75%	.91%	.92%	.91%
Expenses net of fee waivers, if any	.80%	.75%	.91%	.92%	.91%
Expenses net of all reductions	.80%	.75%	.90%	.92%	.90%
Net investment income (loss)	1.67%B	1.76%	1.71%	1.17%	1.22%
Supplemental Data
Net assets, end of period (000 omitted)	$468,894	$389,143	$423,325	$401,495	$461,949
Portfolio turnover rateH	17%	22%	28%I	37%	31%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.22 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.07%.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Large Cap Fund Class M

Years ended November 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$31.86	$32.69	$33.63	$34.86	$30.17
Income from Investment Operations
Net investment income (loss)A	.52B	.42	.43	.31	.31
Net realized and unrealized gain (loss)	7.28	1.35	2.98	.89	4.91
Total from investment operations	7.80	1.77	3.41	1.20	5.22
Distributions from net investment income	(.49)	(.52)	(.36)	(.29)	(.26)
Distributions from net realized gain	(1.18)	(2.08)	(3.99)	(2.13)	(.27)
Total distributions	(1.67)	(2.60)	(4.35)	(2.43)C	(.53)
Net asset value, end of period	$37.99	$31.86	$32.69	$33.63	$34.86
Total ReturnD,E	25.55%	5.62%	13.93%	3.50%	17.54%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.05%	1.01%	1.17%	1.18%	1.17%
Expenses net of fee waivers, if any	1.05%	1.01%	1.16%	1.18%	1.17%
Expenses net of all reductions	1.05%	1.00%	1.16%	1.18%	1.17%
Net investment income (loss)	1.42%B	1.50%	1.46%	.92%	.96%
Supplemental Data
Net assets, end of period (000 omitted)	$176,983	$153,918	$175,139	$173,195	$193,882
Portfolio turnover rateH	17%	22%	28%I	37%	31%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.22 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .82%.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Large Cap Fund Class C

Years ended November 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$28.08	$29.09	$30.44	$31.78	$27.58
Income from Investment Operations
Net investment income (loss)A	.29B	.25	.25	.13	.14
Net realized and unrealized gain (loss)	6.40	1.18	2.60	.81	4.49
Total from investment operations	6.69	1.43	2.85	.94	4.63
Distributions from net investment income	(.34)	(.36)	(.21)	(.15)	(.15)
Distributions from net realized gain	(1.18)	(2.08)	(3.99)	(2.13)	(.27)
Total distributions	(1.52)	(2.44)	(4.20)	(2.28)	(.43)C
Net asset value, end of period	$33.25	$28.08	$29.09	$30.44	$31.78
Total ReturnD,E	24.90%	5.10%	13.33%	3.01%	16.97%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.57%	1.53%	1.67%	1.69%	1.67%
Expenses net of fee waivers, if any	1.57%	1.52%	1.67%	1.69%	1.67%
Expenses net of all reductions	1.57%	1.52%	1.67%	1.68%	1.66%
Net investment income (loss)	.90%B	.98%	.95%	.41%	.46%
Supplemental Data
Net assets, end of period (000 omitted)	$89,886	$88,926	$119,072	$158,775	$194,553
Portfolio turnover rateH	17%	22%	28%I	37%	31%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.19 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .30%.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Large Cap Fund Class I

Years ended November 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$33.94	$34.63	$35.37	$36.53	$31.57
Income from Investment Operations
Net investment income (loss)A	.76B	.61	.62	.51	.50
Net realized and unrealized gain (loss)	7.76	1.44	3.17	.93	5.14
Total from investment operations	8.52	2.05	3.79	1.44	5.64
Distributions from net investment income	(.64)	(.66)	(.54)	(.47)	(.40)
Distributions from net realized gain	(1.18)	(2.08)	(3.99)	(2.13)	(.27)
Total distributions	(1.83)C	(2.74)	(4.53)	(2.60)	(.68)C
Net asset value, end of period	$40.63	$33.94	$34.63	$35.37	$36.53
Total ReturnD	26.22%	6.17%	14.54%	4.05%	18.16%
Ratios to Average Net AssetsE,F
Expenses before reductions	.54%	.48%	.64%	.66%	.64%
Expenses net of fee waivers, if any	.54%	.48%	.64%	.66%	.64%
Expenses net of all reductions	.54%	.48%	.64%	.66%	.64%
Net investment income (loss)	1.93%B	2.03%	1.98%	1.44%	1.48%
Supplemental Data
Net assets, end of period (000 omitted)	$257,331	$206,090	$301,067	$459,962	$520,465
Portfolio turnover rateG	17%	22%	28%H	37%	31%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.24 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.33%.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Large Cap Fund Class Z

Years ended November 30,	2021	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$33.93	$34.64	$35.41	$36.57	$32.04
Income from Investment Operations
Net investment income (loss)B	.81C	.64	.66	.56	.51
Net realized and unrealized gain (loss)	7.74	1.45	3.16	.93	4.02
Total from investment operations	8.55	2.09	3.82	1.49	4.53
Distributions from net investment income	(.69)	(.72)	(.60)	(.52)	–
Distributions from net realized gain	(1.18)	(2.08)	(3.99)	(2.13)	–
Total distributions	(1.87)	(2.80)	(4.59)	(2.65)	–
Net asset value, end of period	$40.61	$33.93	$34.64	$35.41	$36.57
Total ReturnD,E	26.36%	6.30%	14.67%	4.19%	14.14%
Ratios to Average Net AssetsF,G
Expenses before reductions	.42%	.36%	.51%	.53%	.51%H
Expenses net of fee waivers, if any	.42%	.36%	.51%	.53%	.51%H
Expenses net of all reductions	.42%	.36%	.51%	.53%	.51%H
Net investment income (loss)	2.05%C	2.15%	2.11%	1.57%	1.80%H
Supplemental Data
Net assets, end of period (000 omitted)	$39,055	$30,308	$28,596	$17,711	$13,966
Portfolio turnover rateI	17%	22%	28%J	37%	31%H

 A For the period February 1, 2017 (commencement of sale of shares) through November 30, 2017.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.24 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.45%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2021

1. Organization.

Fidelity Advisor Large Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations in "Non-cash dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$404,099,716
Gross unrealized depreciation	(59,775,507)
Net unrealized appreciation (depreciation)	$344,324,209
Tax Cost	$690,236,276

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$16,471,835
Undistributed long-term capital gain	$49,740,767
Net unrealized appreciation (depreciation) on securities and other investments	$344,325,058

The tax character of distributions paid was as follows:

	November 30, 2021	November 30, 2020
Ordinary Income	$14,724,707	$ 18,171,713
Long-term Capital Gains	31,717,802	65,990,437
Total	$46,442,509	$ 84,162,150

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity Advisor Large Cap Fund	1,083,982.11

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Large Cap Fund	163,364,183	194,226,469

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I of the Fund as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .32% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,146,374	$20,424
Class M	.25%	.25%	877,604	4,607
Class C	.75%	.25%	956,124	77,036
			$2,980,102	$102,067

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$128,483
Class M	8,346
Class C(a)	3,584
$140,413

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$795,202.17
Class M	307,429.18
Class C	186,267.19
Class I	384,106.16
Class Z	15,520.04
	$1,688,524

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Large Cap Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Large Cap Fund	$2,875

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Large Cap Fund	Borrower	$2,180,571.32%		$134

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Advisor Large Cap Fund	10,836,774	30,613,032	12,837,058

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Advisor Large Cap Fund	184,298

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Advisor Large Cap Fund	$1,736

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Large Cap Fund	$34,273	$2,688	$253,985

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Large Cap Fund	$323,929.58%		$73

9. Expense Reductions.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $15,953.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2021	Year ended November 30, 2020
Fidelity Advisor Large Cap Fund
Distributions to shareholders
Class A	$21,133,066	$34,539,981
Class M	7,961,413	13,794,564
Class C	4,686,944	9,862,974
Class I	11,009,981	23,630,124
Class Z	1,651,105	2,334,507
Total	$46,442,509	$84,162,150

11. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2021	Year ended November 30, 2020	Year ended November 30, 2021	Year ended November 30, 2020
Fidelity Advisor Large Cap Fund
Class A
Shares sold	2,060,479	2,030,020	$75,956,104	$56,410,173
Reinvestment of distributions	634,564	1,075,735	20,064,924	33,444,611
Shares redeemed	(2,570,290)	(3,842,229)	(93,883,684)	(106,888,446)
Net increase (decrease)	124,753	(736,474)	$2,137,344	$(17,033,662)
Class M
Shares sold	506,912	603,292	$18,689,115	$16,514,633
Reinvestment of distributions	249,228	437,667	7,868,112	13,589,553
Shares redeemed	(929,141)	(1,567,961)	(33,377,285)	(43,675,826)
Net increase (decrease)	(173,001)	(527,002)	$(6,820,058)	$(13,571,640)
Class C
Shares sold	417,057	340,889	$13,434,532	$8,352,577
Reinvestment of distributions	165,245	326,534	4,587,186	8,979,690
Shares redeemed	(1,046,168)	(1,593,364)	(33,381,868)	(38,927,057)
Net increase (decrease)	(463,866)	(925,941)	$(15,360,150)	$(21,594,790)
Class I
Shares sold	2,266,950	1,435,759	$89,737,732	$43,567,070
Reinvestment of distributions	280,570	649,329	9,427,141	21,375,913
Shares redeemed	(2,286,098)	(4,708,120)	(86,887,431)	(137,486,804)
Net increase (decrease)	261,422	(2,623,032)	$12,277,442	$(72,543,821)
Class Z
Shares sold	210,356	286,711	$8,284,923	$8,452,674
Reinvestment of distributions	45,813	65,037	1,537,037	2,137,756
Shares redeemed	(187,738)	(284,136)	(7,224,076)	(8,517,584)
Net increase (decrease)	68,431	67,612	$2,597,884	$2,072,846

12. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Large Cap Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Large Cap Fund (the "Fund"), a fund of Advisor Series I, including the schedule of investments, as of November 30, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

January 13, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 314 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2021 to November 30, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2021	Ending Account Value November 30, 2021	Expenses Paid During Period-B June 1, 2021 to November 30, 2021
Fidelity Advisor Large Cap Fund
Class A	.80%
Actual		$1,000.00	$994.00	$4.00
Hypothetical-C		$1,000.00	$1,021.06	$4.05
Class M	1.05%
Actual		$1,000.00	$992.90	$5.25
Hypothetical-C		$1,000.00	$1,019.80	$5.32
Class C	1.57%
Actual		$1,000.00	$990.20	$7.83
Hypothetical-C		$1,000.00	$1,017.20	$7.94
Class I	.54%
Actual		$1,000.00	$995.30	$2.70
Hypothetical-C		$1,000.00	$1,022.36	$2.74
Class Z	.42%
Actual		$1,000.00	$996.10	$2.10
Hypothetical-C		$1,000.00	$1,022.96	$2.13

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Large Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Large Cap Fund
Class A	12/29/2021	12/28/2021	$0.614	$1.897
Class M	12/29/2021	12/28/2021	$0.515	$1.897
Class C	12/29/2021	12/28/2021	$0.344	$1.897
Class I	12/29/2021	12/28/2021	$0.711	$1.897
Class Z	12/29/2021	12/28/2021	$0.757	$1.897

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2021, $49,776,802, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class M, Class C, Class I, and Class Z designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, Class I, and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

LC-ANN-0122
1.539156.124

Fidelity® Real Estate High Income Fund

Annual Report

November 30, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call (collect) 1-401-292-6402 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® Real Estate High Income Fund	10.07%	4.08%	5.95%

$1,000,000 Over 10 Years

Let's say hypothetically that $1,000,000 was invested in Fidelity® Real Estate High Income Fund on November 30, 2011.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. CMBS ex AAA Index performed over the same period.

Period Ending Values
$1,782,378	Fidelity® Real Estate High Income Fund
$1,661,015	Bloomberg U.S. CMBS ex AAA Index

Effective August 24, 2021, all Bloomberg Barclays Indices were re-branded as Bloomberg Indices.

Management's Discussion of Fund Performance

Market Recap:  Commercial mortgage-backed securities (CMBS), as measured by the Bloomberg Barclays U.S. CMBS ex AAA Index, gained 5.60% for the 12 months ending November 30, 2021. In the first half of the period, the CMBS market – and risk assets generally – benefited from increasing optimism about the U.S. economy, as three COVID-19 vaccines were rolled out and the federal government implemented massive fiscal and monetary stimulus programs. Lower-rated fixed-income securities did better than higher-quality paper during this stretch, as interest rates surged higher in February and March. Rates eased in June and July, but backed up again in the late summer and early fall. At the same time, crosscurrents from the delta variant of the coronavirus, supply-chain disruptions and labor-market challenges spurred inflationary pressure and weighed somewhat on economic growth. Moreover, the resurgence of inflation prompted fears of the U.S. Federal Reserve removing its policy accommodation sooner than expected. These factors resulted in roughly break-even performance for the Bloomberg Barclays CMBS index in the second half of the period. CMBS issuance through the first three quarters of 2021 was $68.9 billion, putting lenders on pace for their highest annual production since before the 2007–2009 global financial crisis. Meanwhile, CMBS loan delinquency fell steadily during the period, although delinquency on loans backed by hotels and retail properties remained elevated relative to other property types.

Comments from Co-Portfolio Managers Stephen Rosen and William Maclay:  For the fiscal year ending November 30, 2021, the fund gained 10.07%, considerably ahead of the Bloomberg Barclays CMBS index. Buoyed by a positive period for risk assets, the fund outperformed the benchmark in all but two months of the past year. Average credit quality for the fund, including all rating agencies, was BB+, just below investment grade. The fund’s excess performance over the benchmark was driven by the higher coupon yields of our holdings and the overall improving performance of the underlying properties, as well as broadly narrower credit spreads during the period. The fund benefited from solid returns for its core CMBS holdings, along with small exposures to REIT preferred stocks and common stocks. Among CMBS, just over half of the fund’s holdings consisted of SASB (single-asset, single-borrower) positions – most with floating-rate coupons – with the rest mainly fixed-rate conduit (multi-asset, multi-borrower) positions. One key contributor to the fund’s performance was ISTAR, a common stock position. For several years, we have made investments throughout this company’s capital structure via its term loan, bonds, preferred and common stock. Our sum-of-the-parts analysis of the balance sheet gave us conviction that the market was undervaluing the company’s assets, leading us to buy the stock. Over the past year, the market increasingly came around to our point of view. Also lifting performance was COMM 2012-CR2 F, a CMBS holding. The loan collateral backing this bond includes material exposure to two malls that struggled during 2020 due to the impact of COVID-19 on retail tenants. While the future remains uncertain, over the past year one of the properties stabilized and the other experienced a rebound in revenue and occupancy, boosting the price of the bond. Conversely, GSMS 2011-GC5 F and GSMS 2013-GC13 D were two detractors in the CMBS bucket. Both had exposure to malls and other retail assets that have struggled through the pandemic and face uncertain prospects for recovery.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of November 30, 2021
AAA,AA,A	1.7%
BBB	26.0%
BB	15.8%
B	14.2%
CCC,CC,C	4.6%
Not Rated	29.9%
Equities	3.3%
Short-Term Investments and Net Other Assets	4.5%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. Where neither Moody's nor S&P ratings are available, we have used Fitch® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of November 30, 2021
CMOs and Other Mortgage Related Securities	79.4%
Asset-Backed Securities	5.3%
Nonconvertible Bonds	3.6%
Convertible Bonds, Preferred Stocks	3.4%
Common Stocks	0.7%
Bank Loan Obligations	3.1%
Short-Term Investments and Net Other Assets (Liabilities)	4.5%

Schedule of Investments November 30, 2021

Showing Percentage of Net Assets

Corporate Bonds - 4.4%
	Principal Amount	Value
Convertible Bonds - 0.8%
Diversified Financial Services - 0.6%
Colony Capital Operating Co. LLC 5.75% 7/15/25 (a)	$1,540,000	$5,501,342
Homebuilders/Real Estate - 0.2%
Digitalbridge Group, Inc. 5% 4/15/23	503,000	517,790
PennyMac Corp. 5.5% 11/1/24	1,699,000	1,691,567
		2,209,357

TOTAL CONVERTIBLE BONDS		7,710,699

Nonconvertible Bonds - 3.6%
Gaming - 0.2%
Caesars Entertainment, Inc. 6.25% 7/1/25 (a)	1,690,000	1,757,228
Healthcare - 0.1%
CTR Partnership LP/CareTrust Capital Corp. 3.875% 6/30/28 (a)	1,085,000	1,063,300
Homebuilders/Real Estate - 1.9%
Adams Homes, Inc. 7.5% 2/15/25 (a)	1,215,000	1,269,675
American Finance Trust, Inc./American Finance Operating Partnership LP 4.5% 9/30/28 (a)	3,195,000	3,154,104
DTZ U.S. Borrower LLC 6.75% 5/15/28 (a)	685,000	732,950
Global Net Lease, Inc. / Global Net Lease Operating Partnership LP 3.75% 12/15/27 (a)	2,290,000	2,228,931
iStar Financial, Inc.:
4.25% 8/1/25	3,630,000	3,675,375
4.75% 10/1/24	2,805,000	2,898,378
Kennedy-Wilson, Inc. 4.75% 2/1/30	2,545,000	2,557,725
Realogy Group LLC/Realogy Co-Issuer Corp.:
5.75% 1/15/29 (a)	385,000	389,331
7.625% 6/15/25 (a)	310,000	327,050
Service Properties Trust 7.5% 9/15/25	1,095,000	1,162,229
		18,395,748
Hotels - 1.0%
Hilton Grand Vacations Borrower Escrow LLC 4.875% 7/1/31 (a)	3,200,000	3,168,000
Marriott Ownership Resorts, Inc.:
4.5% 6/15/29 (a)	900,000	883,553
4.75% 1/15/28	3,250,000	3,250,000
Times Square Hotel Trust 8.528% 8/1/26 (a)	1,884,458	2,012,606
		9,314,159
Telecommunications - 0.4%
Uniti Group, Inc.:
6% 1/15/30 (a)	2,395,000	2,239,325
7.875% 2/15/25 (a)	1,195,000	1,249,516
		3,488,841

TOTAL NONCONVERTIBLE BONDS		34,019,276

TOTAL CORPORATE BONDS
(Cost $37,581,057)		41,729,975

Asset-Backed Securities - 5.3%
American Homes 4 Rent:
Series 2014-SFR3 Class E, 6.418% 12/17/36 (a)	1,553,000	1,691,106
Series 2015-SFR1 Class E, 5.639% 4/17/52 (a)	3,096,223	3,340,578
Series 2015-SFR2:
Class E, 6.07% 10/17/52 (a)	3,728,000	4,105,461
Class XS, 0% 10/17/52 (a)(b)(c)(d)	2,574,880	26
Argent Securities, Inc. pass-thru certificates Series 2004-W9 Class M7, 1 month U.S. LIBOR + 4.200% 3.7893% 6/26/34 (a)(b)(e)	35,064	159,514
Capital Trust RE CDO Ltd. Series 2005-1A:
Class D, 1 month U.S. LIBOR + 1.500% 3.3464% 3/20/50 (a)(b)(d)(e)	750,000	75
Class E, 1 month U.S. LIBOR + 2.100% 3.9464% 3/20/50 (a)(b)(d)(e)	2,670,000	267
COMM Mortgage Trust Series 2021-LBA Class G, 1 month U.S. LIBOR + 2.650% 2.74% 3/15/38 (a)(b)(e)	5,494,000	5,505,073
Crest Ltd. Series 2004-1A Class H1, 3 month U.S. LIBOR + 3.690% 3.9123% 1/28/40 (a)(b)(d)(e)	2,989,321	299
DataBank Issuer, LLC Series 2021-1A Class C, 4.43% 2/27/51 (a)	1,500,000	1,502,032
Diamond Infrastructure Funding LLC Series 2021-1A Class C, 3.475% 4/15/49 (a)	859,000	851,010
DigitalBridge Issuer, LLC / DigitalBridge Co.-Issuer, LLC Series 2021-1A Class A2, 3.933% 9/25/51 (a)	2,240,000	2,226,318
FirstKey Homes Trust Series 2021-SFR1 Class F1, 3.238% 8/17/38 (a)	1,068,000	1,045,705
Home Partners of America Trust:
Series 2019-2 Class F, 3.866% 10/19/39 (a)	2,069,577	2,045,894
Series 2021-1 Class F, 3.325% 9/17/41 (a)	1,016,496	998,055
Series 2021-2 Class G, 4.505% 12/17/26 (a)	5,536,000	5,504,134
Merit Securities Corp. Series 13 Class M1, 7.88% 12/28/33 (b)	754,760	796,532
Progress Residential Trust:
Series 2019-SFR3 Class G, 4.116% 9/17/36 (a)	998,000	1,006,853
Series 2019-SFR4 Class F, 3.684% 10/17/36 (a)	4,527,000	4,559,777
Series 2020-SFR1:
Class G, 4.028% 4/17/37 (a)	1,638,000	1,650,044
Class H, 5.268% 4/17/37 (a)	462,000	471,644
Series 2020-SFR3 Class H, 6.234% 10/17/27 (a)	966,000	960,312
Series 2021-SFR2 Class H, 4.998% 4/19/38 (a)	1,575,000	1,601,056
Series 2021-SFR3 Class G, 4.254% 5/17/26 (a)	1,050,000	1,043,709
Series 2021-SFR6:
Class F, 3.422% 7/17/38 (a)	1,239,000	1,222,966
Class G, 4.003% 7/17/38 (a)	630,000	627,765
Series 2021-SFR8:
Class F, 3.181% 10/17/38 (a)	815,000	799,174
Class G, 4.005% 10/17/38 (a)	2,053,000	2,044,708
Taberna Preferred Funding VI Ltd. Series 2006-6A Class F1, 3 month U.S. LIBOR + 4.500% 4.6398% 12/5/36 (a)(b)(d)(e)	5,529,600	415
Tricon American Homes:
Series 2017-SFR2 Class F, 5.104% 1/17/36 (a)	664,000	678,128
Series 2020-SFR1 Class F, 4.882% 7/17/38 (a)	574,000	591,079
Tricon Residential Trust Series 2021-SFR1 Class G, 4.133% 7/17/38 (a)	672,000	666,871
VB-S1 Issuer LLC Series 2018-1A Class F, 5.25% 2/15/48 (a)	2,142,000	2,163,027
TOTAL ASSET-BACKED SECURITIES
(Cost $56,194,821)		49,859,607

Collateralized Mortgage Obligations - 0.0%
Private Sponsor - 0.0%
Countrywide Home Loans, Inc. Series 2003-R1 Class 2B4, 3.3614% 2/25/43 (a)(b)(d)	29,017	4,478
U.S. Government Agency - 0.0%
Fannie Mae REMIC Trust:
Series 2002-W1 subordinate REMIC pass thru certificates, Class 3B3, 3.2672% 2/25/42 (a)(b)	26,661	7,726
Series 2002-W6 subordinate REMIC pass thru certificates, Class 3B4, 3.5371% 1/25/42 (a)(b)(d)	22,382	1,985
Series 2003-W10 subordinate REMIC pass thru certificates:
Class 2B4, 3.2385% 6/25/43 (b)(f)	107,116	35,257
Class 2B5, 3.2385% 6/25/43 (b)(d)(f)	10,571	529

TOTAL U.S. GOVERNMENT AGENCY		45,497

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $52,970)		49,975

Commercial Mortgage Securities - 79.4%
ALEN Mortgage Trust floater Series 2021-ACEN Class F, 1 month U.S. LIBOR + 5.000% 5.09% 4/15/34 (a)(b)(e)	2,188,000	2,185,331
Ashford Hospitality Trust floater Series 2018-ASHF Class E, 1 month U.S. LIBOR + 3.100% 3.19% 4/15/35 (a)(b)(e)	1,456,000	1,404,511
Atrium Hotel Portfolio Trust floater Series 2018-ATRM Class D, 1 month U.S. LIBOR + 2.300% 2.39% 6/15/35 (a)(b)(e)	663,000	646,382
BAMLL Commercial Mortgage Securities Trust:
floater:
Series 2019-AHT Class C, 1 month U.S. LIBOR + 2.000% 2.09% 3/15/34 (a)(b)(e)	910,000	906,725
Series 2019-RLJ Class D, 1 month U.S. LIBOR + 1.950% 2.04% 4/15/36 (a)(b)(e)	4,028,000	3,921,342
Series 2021-JACX Class E, 1 month U.S. LIBOR + 3.750% 3.84% 9/15/38 (a)(b)(e)	2,524,000	2,523,993
Series 2015-200P Class F, 3.7157% 4/14/33 (a)(b)	2,588,000	2,592,937
BANK:
Series 2017-BNK4 Class D, 3.357% 5/15/50 (a)	4,416,000	4,158,258
Series 2017-BNK6 Class D, 3.1% 7/15/60 (a)	2,593,000	2,344,615
Series 2017-BNK8:
Class D, 2.6% 11/15/50 (a)	4,653,000	4,236,914
Class E, 2.8% 11/15/50 (a)	2,625,000	1,878,341
Series 2018-BN12 Class D, 3% 5/15/61 (a)	2,082,000	1,789,110
Series 2019-BN18 Class D, 3% 5/15/62 (a)	4,284,000	3,954,031
Series 2019-BN19 Class D, 3% 8/15/61 (a)	3,753,000	3,491,743
Series 2019-BN22 Class D, 2.5% 11/15/62 (a)	2,465,000	2,253,765
Series 2020-BN26 Class D, 2.5% 3/15/63 (a)	1,269,000	1,134,455
Series 2020-BN27 Class D, 2.5% 4/15/63 (a)	921,000	819,937
Series 2020-BN28 Class E, 2.5% 3/15/63 (a)	903,000	767,133
Series 2020-BN29 Class E, 2.5% 11/15/53 (a)	1,064,000	894,070
Series 2020-BN30:
Class E, 2.5% 12/15/53 (a)	735,000	632,295
Class MCDG, 3.0155% 12/15/53 (b)	2,949,000	2,580,890
Bank of America Commercial Mortgage Securities Trust Series 2017-BNK3 Class D, 3.25% 2/15/50 (a)	2,201,000	2,062,238
Barclays Commercial Mortgage Securities LLC Series 2019-C5:
Class D, 2.5% 11/15/52 (a)	726,000	641,258
Class E, 2.5% 11/15/52 (a)	2,545,000	1,969,598
BBCMS Mortgage Trust:
sequential payer Series 2020-C8 Class E, 2.25% 10/15/53 (a)	3,013,000	2,419,060
Series 2016-ETC Class D, 3.7292% 8/14/36 (a)(b)	1,749,000	1,638,025
Series 2020-C6 Class E, 2.4% 2/15/53 (a)	1,512,000	1,253,715
Series 2020-C7 Class D, 3.7178% 4/15/53 (a)(b)	840,000	815,119
BCP Trust floater Series 2021-330N Class F, 1 month U.S. LIBOR + 4.630% 4.724% 6/15/38 (a)(b)(e)	2,395,000	2,371,204
Benchmark Mortgage Trust:
sequential payer:
Series 2019-B14:
Class 225D, 3.4041% 12/15/62 (a)(b)	1,680,000	1,572,166
Class 225E, 3.4041% 12/15/62 (a)(b)	1,132,000	1,001,453
Series 2020-B20 Class E, 2% 10/15/53 (a)	2,100,000	1,616,760
Series 2018-B7:
Class D, 3% 5/15/53 (a)(b)	833,000	770,126
Class E, 3% 5/15/53 (a)(b)	833,000	716,656
Series 2020-B18:
Class AGNG, 4.5348% 7/15/53 (a)(b)	4,074,000	3,968,339
Class D, 2.25% 7/15/53 (a)	1,500,000	1,275,724
Series 2020-B21:
Class D, 2% 12/17/53 (a)	1,638,000	1,392,309
Class E, 2% 12/17/53 (a)	1,533,000	1,169,889
Series 2020-B22 Class E, 2% 1/15/54 (a)	1,826,000	1,390,098
Series 2020-IG3 Class 825E, 3.0763% 9/15/48 (a)(b)	3,049,000	2,497,071
Series 2021-B25:
Class 300D, 3.094% 4/15/54 (a)(b)	6,055,000	5,569,168
Class 300E, 3.094% 4/15/54 (a)(b)	1,113,000	969,948
BFLD Trust floater Series 2020-EYP Class G, 1 month U.S. LIBOR + 4.850% 4.939% 10/15/35 (a)(b)(e)	2,019,000	2,018,999
BHP Trust floater Series 2019-BXHP Class F, 1 month U.S. LIBOR + 2.930% 3.028% 8/15/36 (a)(b)(e)	1,165,500	1,164,440
BPR Trust floater Series 2021-TY Class E, 1 month U.S. LIBOR + 3.600% 3.69% 9/15/38 (a)(b)(e)	2,417,000	2,416,278
BSREP Commercial Mortgage Trust floater Series 2021-DC:
Class F, 1 month U.S. LIBOR + 2.850% 2.94% 8/15/38 (a)(b)(e)	1,099,000	1,089,371
Class G, 1 month U.S. LIBOR + 3.850% 3.94% 8/15/38 (a)(b)(e)	853,000	843,391
BX Commercial Mortgage Trust:
floater:
Series 2020-BXLP Class G, 1 month U.S. LIBOR + 2.500% 2.59% 12/15/36 (a)(b)(e)	5,542,167	5,479,933
Series 2020-FOX Class G, 1 month U.S. LIBOR + 4.750% 4.84% 11/15/32 (a)(b)(e)	842,804	847,355
Series 2021-FOX Class F, 1 month U.S. LIBOR + 4.250% 4.34% 11/15/32 (a)(b)(e)	1,132,728	1,131,308
Series 2021-MC Class G, 1 month U.S. LIBOR + 3.080% 3.1768% 4/15/34 (a)(b)(e)	1,572,000	1,522,359
Series 2021-PAC Class G, 1 month U.S. LIBOR + 2.940% 3.0361% 10/15/36 (a)(b)(e)	3,192,000	3,184,272
Series 2021-VINO:
Class F, 1 month U.S. LIBOR + 2.800% 2.8923% 5/15/38 (a)(b)(e)	2,627,000	2,616,350
Class G, 1 month U.S. LIBOR + 3.950% 4.0423% 5/15/38 (a)(b)(e)	4,994,000	4,998,509
Series 2020-VIVA:
Class D, 3.667% 3/11/44 (a)(b)	9,422,000	9,570,628
Class E, 3.667% 3/11/44 (a)(b)	5,938,000	5,749,807
BX Trust:
floater:
Series 2017-APPL Class F, 1 month U.S. LIBOR + 4.250% 4.34% 7/15/34 (a)(b)(e)	2,444,600	2,444,573
Series 2018-IND Class H, 1 month U.S. LIBOR + 3.000% 3.09% 11/15/35 (a)(b)(e)	1,271,900	1,265,522
Series 2019-ATL Class E, 1 month U.S. LIBOR + 2.230% 2.3266% 10/15/36 (a)(b)(e)	1,974,000	1,924,527
Series 2019-IMC Class G, 1 month U.S. LIBOR + 3.600% 3.689% 4/15/34 (a)(b)(e)	3,255,000	3,207,234
Series 2019-XL Class J, 1 month U.S. LIBOR + 2.650% 2.74% 10/15/36 (a)(b)(e)	16,482,350	16,317,078
Series 2021-21M Class H, 1 month U.S. LIBOR + 4.010% 4.1% 10/15/36 (a)(b)(e)	2,226,000	2,204,382
Series 2021-ACNT Class G, 1 month U.S. LIBOR + 3.290% 3.395% 11/15/26 (a)(b)(e)	2,541,000	2,535,472
Series 2021-ARIA Class G, 1 month U.S. LIBOR + 3.140% 3.2321% 10/15/36 (a)(b)(e)	2,150,000	2,137,943
Series 2021-BXMF Class G, 1 month U.S. LIBOR + 3.340% 3.4395% 10/15/26 (a)(b)(e)	4,374,000	4,287,233
Series 2021-LBA Class FV, 1 month U.S. LIBOR + 2.400% 2.49% 2/15/36 (a)(b)(e)	711,000	701,671
Series 2021-MFM1:
Class F, 1 month U.S. LIBOR + 3.000% 3.0895% 1/15/34 (a)(b)(e)	834,000	832,390
Class G, 1 month U.S. LIBOR + 3.900% 3.9895% 1/15/34 (a)(b)(e)	417,000	416,209
Series 2021-SOAR:
Class G, 2.89% 6/15/38 (a)(b)	1,281,000	1,268,170
Class J, 3.84% 6/15/38 (a)(b)	2,562,000	2,537,972
Series 2021-VOLT:
Class F, 1 month U.S. LIBOR + 2.400% 2.4895% 9/15/36 (a)(b)(e)	924,000	918,814
Class G, 1 month U.S. LIBOR + 2.850% 2.9395% 9/15/36 (a)(b)(e)	2,448,000	2,437,258
Series 2021-XL2 Class J, 1 month U.S. LIBOR + 3.890% 3.98% 10/15/38 (a)(b)(e)	14,403,000	14,332,466
floater sequential payer Series 2021-LGCY Class J, 1 month U.S. LIBOR + 3.190% 3.283% 10/15/23 (a)(b)(e)	1,390,000	1,377,206
Series 2019-OC11 Class E, 4.0755% 12/9/41 (a)(b)	7,503,000	7,491,570
CALI Mortgage Trust Series 2019-101C Class F, 4.4686% 3/10/39 (a)(b)	3,093,000	2,914,437
CAMB Commercial Mortgage Trust floater Series 2019-LIFE Class G, 1 month U.S. LIBOR + 3.250% 3.339% 12/15/37 (a)(b)(e)	10,526,000	10,503,040
CD Mortgage Trust Series 2017-CD3 Class D, 3.25% 2/10/50 (a)	4,073,000	3,290,405
Citigroup Commercial Mortgage Trust:
Series 2013-375P Class E, 3.6348% 5/10/35 (a)(b)	4,069,000	4,038,313
Series 2013-GC15 Class D, 5.3512% 9/10/46 (a)(b)	7,323,000	7,249,617
Series 2016-C3 Class D, 3% 11/15/49 (a)	4,412,000	3,538,433
Series 2019-GC41:
Class D, 3% 8/10/56 (a)	2,273,000	2,125,516
Class E, 3% 8/10/56 (a)	1,848,000	1,611,029
Series 2019-GC43 Class E, 3% 11/10/52 (a)	2,772,000	2,467,298
Series 2020-420K Class E, 3.4222% 11/10/42 (a)(b)	2,081,000	1,918,634
Series 2020-GC46:
Class D, 2.6% 2/15/53 (a)	2,756,000	2,364,026
Class E, 2.6% 2/15/53 (a)	329,000	266,000
COMM Mortgage Trust:
floater Series 2018-HCLV Class G, 1 month U.S. LIBOR + 5.050% 5.1453% 9/15/33 (a)(b)(e)	1,487,000	1,286,964
sequential payer Series 2013-LC6 Class E, 3.5% 1/10/46 (a)	2,840,000	2,258,861
Series 2012-CR1:
Class D, 5.5629% 5/15/45 (a)(b)	7,226,000	6,482,401
Class G, 2.462% 5/15/45 (a)	2,322,000	898,170
Series 2013-CR10 Class D, 5.0634% 8/10/46 (a)(b)	3,673,000	3,745,020
Series 2013-LC6 Class D, 4.4359% 1/10/46 (a)(b)	5,644,000	5,603,457
Series 2014-CR15 Class D, 4.8616% 2/10/47 (a)(b)	1,060,000	1,088,576
Series 2014-CR17 Class E, 5.0093% 5/10/47 (a)(b)	589,000	432,915
Series 2014-LC17 Class C, 4.7101% 10/10/47 (b)	752,000	790,954
Series 2014-UBS2 Class D, 5.1708% 3/10/47 (a)(b)	3,454,000	3,430,480
Series 2015-3BP Class F, 3.3463% 2/10/35 (a)(b)	4,405,000	4,384,154
Series 2017-CD4 Class D, 3.3% 5/10/50 (a)	3,234,000	2,992,469
COMM Trust Series 2017-COR2 Class D, 3% 9/10/50 (a)	1,146,000	1,065,977
Commercial Mortgage Trust Series 2016-CD2 Class D, 2.8757% 11/10/49 (b)	1,680,000	1,366,682
Commercial Mortgage Trust pass-thru certificates:
Series 2012-CR2:
Class D, 4.9915% 8/15/45 (a)(b)	789,000	775,847
Class E, 4.9915% 8/15/45 (a)(b)	5,385,400	4,774,837
Class F, 4.25% 8/15/45 (a)	7,162,000	5,584,676
Series 2014-CR2 Class G, 4.25% 8/15/45 (a)(d)	1,556,000	834,364
Core Industrial Trust floater Series 2019-CORE Class E, 1 month U.S. LIBOR + 1.900% 1.99% 12/15/31 (a)(b)(e)	2,385,600	2,337,700
CPT Mortgage Trust sequential payer Series 2019-CPT Class F, 3.0967% 11/13/39 (a)(b)	2,772,000	2,601,208
Credit Suisse Commercial Mortgage Trust floater Series 2021-SOP2 Class F, 1 month U.S. LIBOR + 4.210% 4.3064% 6/15/34 (a)(e)	3,202,000	3,190,103
Credit Suisse First Boston Mortgage Securities Corp. Series 1998-C1 Class H, 6% 5/17/40 (a)(d)	397,767	214,794
Credit Suisse Mortgage Trust:
floater:
Series 2019-ICE4 Class F, 1 month U.S. LIBOR + 2.650% 2.74% 5/15/36 (a)(b)(e)	1,512,000	1,500,635
Series 2020-FACT Class F, 1 month U.S. LIBOR + 6.150% 6.247% 10/15/37 (a)(b)(e)	2,100,000	2,146,196
Series 2021-BPNY Class A, 1 month U.S. LIBOR + 3.710% 3.8044% 8/15/23 (a)(b)(e)	2,289,000	2,288,994
Series 2019-UVIL Class E, 3.3928% 12/15/41 (a)(b)	2,289,000	2,024,850
Series 2020-NET Class F, 3.8277% 8/15/37 (a)(b)	918,000	920,949
Series 2021-BRIT Class A, 1 month U.S. LIBOR + 3.450% 3.7092% 5/15/23 (a)(b)(e)	3,724,760	3,722,724
CRSNT Trust floater Series 2021-MOON:
Class F, 1 month U.S. LIBOR + 3.500% 3.59% 4/15/36 (a)(b)(e)	840,000	840,336
Class G, 1 month U.S. LIBOR + 4.500% 4.59% 4/15/36 (a)(b)(e)	493,000	493,193
CSAIL Commercial Mortgage Trust:
Series 2017-C8 Class D, 4.6312% 6/15/50(a)(b)	3,902,000	3,490,180
Series 2017-CX10 Class UESD, 4.3778% 10/15/32 (a)(b)	1,890,000	1,853,069
Series 2017-CX9 Class D, 4.2817% 9/15/50 (a)(b)	1,615,000	1,458,528
CSMC Trust:
floater Series 2017-CHOP Class F, 1 month U.S. LIBOR + 4.600% 4.69% 7/15/32 (a)(b)(e)	2,686,000	2,527,713
Series 2017-MOON Class E, 3.303% 7/10/34 (a)(b)	1,132,000	1,128,629
DBCCRE Mortgage Trust Series 2014-ARCP:
Class D, 5.099% 1/10/34 (a)(b)	833,000	853,198
Class E, 5.099% 1/10/34 (a)(b)	4,264,000	4,324,538
DBGS Mortgage Trust:
Series 2018-C1:
Class C, 4.7827% 10/15/51 (b)	777,000	822,945
Class D, 3.0327% 10/15/51 (a)(b)	3,459,000	3,180,423
Series 2019-1735 Class F, 4.3344% 4/10/37 (a)(b)	1,000,000	918,324
DC Office Trust Series 2019-MTC Class E, 3.1744% 9/15/45 (a)(b)	1,029,000	979,394
ELP Commercial Mortgage Trust floater Series 2021-ELP Class J, 1 month U.S. LIBOR + 3.610% 3.7149% 11/15/38 (a)(b)(e)	2,289,000	2,281,956
Extended Stay America Trust floater Series 2021-ESH Class F, 1 month U.S. LIBOR + 3.700% 3.79% 7/15/38 (a)(b)(e)	2,811,374	2,818,410
GPMT, Ltd. / GPMT LLC floater Series 2018-FL1 Class D, 1 month U.S. LIBOR + 2.950% 3.0388% 11/21/35 (a)(b)(e)	1,227,000	1,225,744
GS Mortgage Securities Corp. II Series 2010-C1 Class B, 5.148% 8/10/43 (a)	1,311,000	1,314,214
GS Mortgage Securities Corp. Trust floater Series 2019-70P Class F, 1 month U.S. LIBOR + 2.650% 2.74% 10/15/36 (a)(b)(e)	2,550,000	2,378,303
GS Mortgage Securities Trust:
Series 2011-GC5:
Class D, 5.3021% 8/10/44 (a)(b)	1,929,752	926,281
Class E, 5.3021% 8/10/44 (a)(b)(d)	2,432,000	249,280
Class F, 4.5% 8/10/44 (a)(d)	4,308,000	79,753
Series 2012-GC6:
Class D, 6.0283% 1/10/45 (a)(b)	3,531,431	3,528,354
Class E, 5% 1/10/45 (a)(b)	2,984,000	2,712,840
Series 2012-GC6I Class F, 5% 1/10/45 (b)(d)	1,508,000	1,136,969
Series 2012-GCJ7 Class F, 5% 5/10/45 (a)	3,433,000	411,954
Series 2012-GCJ9 Class D, 4.8956% 11/10/45 (a)(b)	4,238,000	4,241,249
Series 2013-GC12 Class D, 4.5887% 6/10/46 (a)(b)	869,000	859,487
Series 2013-GC13 Class D, 4.1994% 7/10/46 (a)(b)(d)	5,470,000	2,625,600
Series 2013-GC16:
Class D, 5.4878% 11/10/46 (a)(b)	3,923,000	3,955,795
Class F, 3.5% 11/10/46 (a)	2,530,000	1,851,199
Series 2016-GS2 Class D, 2.753% 5/10/49 (a)	2,058,050	1,908,077
Series 2017-GS6 Class D, 3.243% 5/10/50 (a)	4,676,000	4,481,621
Series 2019-GC38 Class D, 3% 2/10/52 (a)	1,162,000	1,085,225
Series 2019-GC39 Class D, 3% 5/10/52 (a)	2,830,000	2,610,234
Series 2019-GC40:
Class D, 3% 7/10/52 (a)	2,079,000	1,909,346
Class DBF, 3.668% 7/10/52 (a)(b)	2,523,000	2,443,990
Series 2019-GC42:
Class D, 2.8% 9/1/52 (a)	4,807,000	4,337,681
Class E, 2.8% 9/1/52 (a)	2,519,000	2,242,370
Series 2019-GS5 Class C, 4.299% 3/10/50 (b)	2,499,000	2,573,259
Series 2019-GSA1 Class E, 2.8% 11/10/52 (a)	1,655,000	1,460,268
Series 2020-GC45:
Class D, 2.85% 2/13/53 (a)	2,289,000	2,062,778
Class SWD, 3.3258% 12/13/39 (a)(b)	1,764,000	1,650,053
Series 2020-GC47 Class D, 3.5702% 5/12/53 (a)(b)	756,000	743,881
Series 2021-RENT Class G, 1 month U.S. LIBOR + 5.700% 5.7911% 11/21/35 (a)(b)(e)	6,468,000	6,527,361
Hilton U.S.A. Trust:
Series 2016-HHV:
Class E, 4.3333% 11/5/38 (a)(b)	3,079,000	3,121,964
Class F, 4.3333% 11/5/38 (a)(b)	5,977,000	5,814,502
Series 2016-SFP:
Class D, 4.9269% 11/5/35 (a)	1,556,000	1,555,050
Class F, 6.1552% 11/5/35 (a)	3,595,000	3,593,393
Home Partners of America Trust Series 2019-1:
Class E, 3.604% 9/17/39 (a)	1,448,475	1,444,732
Class F, 4.101% 9/17/39 (a)	235,032	238,643
Hudson Yards Mortgage Trust:
Series 2019-30HY Class E, 3.5579% 7/10/39 (a)(b)	1,947,000	1,954,211
Series 2019-55HY Class F, 3.0409% 12/10/41 (a)(b)	1,617,000	1,510,590
IMT Trust Series 2017-APTS:
Class EFL, 1 month U.S. LIBOR + 2.150% 2.2395% 6/15/34 (a)(b)(e)	1,327,956	1,319,239
Class FFL, 1 month U.S. LIBOR + 2.850% 2.9395% 6/15/34 (a)(b)(e)	544,983	543,333
Independence Plaza Trust Series 2018-INDP Class E, 4.996% 7/10/35 (a)	2,083,000	2,037,029
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C23 Class UH5, 4.7094% 9/15/47 (a)	604,000	528,703
Series 2014-C26 Class D, 4.0186% 1/15/48 (a)(b)	2,329,000	2,233,954
Series 2015-C32 Class C, 4.7985% 11/15/48 (b)	1,500,000	1,206,723
JPMCC Commercial Mortgage Securities Trust Series 2016-JP4 Class D, 3.5458% 12/15/49 (a)(b)	2,418,000	2,108,467
JPMDB Commercial Mortgage Securities Trust:
Series 2016-C4 Class D, 3.1986% 12/15/49 (a)(b)	3,867,000	3,422,418
Series 2017-C7 Class D, 3% 10/15/50 (a)	1,813,000	1,681,852
Series 2018-C8 Class D, 3.4001% 6/15/51 (a)(b)	1,171,000	1,006,359
Series 2019-COR6:
Class D, 2.5% 11/13/52 (a)	1,354,000	1,218,309
Class E, 2.5% 11/13/52 (a)	2,582,000	2,260,483
Series 2020-COR7 Class D, 1.75% 5/13/53 (a)	1,535,000	1,291,846
JPMorgan Chase Commercial Mortgage Securities Trust:
floater:
Series 2019-MFP:
Class E, 1 month U.S. LIBOR + 2.160% 2.25% 7/15/36 (a)(b)(e)	2,292,000	2,250,685
Class F, 1 month U.S. LIBOR + 3.000% 3.09% 7/15/36 (a)(b)(e)	777,000	758,337
Series 2021-MHC Class E, 1 month U.S. LIBOR + 2.450% 2.54% 4/15/38 (a)(b)(e)	3,060,000	3,053,270
Series 2011-C3:
Class E, 5.7074% 2/15/46 (a)(b)	3,008,000	1,156,088
Class G, 4.409% 2/15/46 (a)(b)(d)	1,082,000	112,575
Class H, 4.409% 2/15/46 (a)(b)(d)	2,622,000	66,765
Series 2011-C4:
Class C, 5.5737% 7/15/46 (a)(b)	933,764	967,218
Class D, 5.7114% 7/15/46 (a)(b)	2,500,000	2,558,491
Class F, 3.873% 7/15/46 (a)	494,000	486,457
Class H, 3.873% 7/15/46 (a)(d)	2,683,000	2,517,455
Class NR, 3.873% 7/15/46 (a)(d)	1,322,500	1,274,780
Series 2012-CBX:
Class D, 4.9772% 6/15/45 (a)(b)	3,373,000	3,019,569
Class E, 4.9772% 6/15/45 (a)(b)(d)	3,206,000	1,410,640
Class F, 4% 6/15/45 (a)	3,743,000	735,500
Class G 4% 6/15/45 (a)(d)	4,129,000	355,085
Series 2013-LC11:
Class D, 4.3032% 4/15/46 (b)	3,677,000	2,960,001
Class E, 3.25% 4/15/46 (a)(b)	104,000	73,202
Class F, 3.25% 4/15/46 (a)(b)(d)	5,894,000	2,844,861
Series 2014-DSTY:
Class D, 3.9314% 6/10/27 (a)(b)(d)	3,213,000	32,130
Class E, 3.9314% 6/10/27 (a)(b)	4,232,000	84,640
Series 2018-AON Class F, 4.767% 7/5/31 (a)(b)	2,150,000	2,147,732
Series 2019-OSB Class E, 3.9089% 6/5/39 (a)(b)	2,350,000	2,421,665
Series 2020-NNN:
Class EFX, 3.972% 1/16/37 (a)	2,771,000	2,733,935
Class FFX, 4.6254% 1/16/37 (a)	2,388,000	2,326,793
Class GFX, 4.8445% 1/16/37 (a)(b)	942,000	902,064
KNDR Trust floater Series 2021-KIND Class F, 1 month U.S. LIBOR + 3.950% 4.04% 8/15/38 (a)(b)(e)	4,472,000	4,472,006
Liberty Street Trust Series 2016-225L Class E, 4.8035% 2/10/36 (a)(b)	2,063,000	2,113,136
LIFE Mortgage Trust floater Series 2021-BMR Class G, 1 month U.S. LIBOR + 2.950% 3.04% 3/15/38 (a)(b)(e)	14,406,000	14,397,502
Market Mortgage Trust Series 2020-525M Class F, 3.0386% 2/12/40 (a)(b)	1,976,000	1,829,292
MED Trust floater Series 2021-MDLN Class G, 1 month U.S. LIBOR + 5.250% 5.35% 11/15/38 (a)(b)(e)	12,817,000	12,736,791
Merit floater Series 2021-STOR Class G, 1 month U.S. LIBOR + 2.750% 2.84% 7/15/38 (a)(b)(e)	735,000	728,559
MHC Commercial Mortgage Trust floater Series 2021-MHC Class G, 1 month U.S. LIBOR + 3.200% 3.2905% 4/15/38 (a)(b)(e)	14,000,000	14,017,273
MHC Trust floater Series 2021-MHC2 Class F, 1 month U.S. LIBOR + 2.400% 2.49% 5/15/23 (a)(b)(e)	3,850,000	3,845,314
MOFT Trust Series 2020-ABC:
Class D, 3.5926% 2/10/42 (a)(b)	1,144,000	1,076,759
Class E, 3.5926% 2/10/42 (a)(b)	841,000	758,865
Morgan Stanley BAML Trust:
sequential payer Series 2014-C18 Class 300E, 4.6896% 8/15/31	1,666,000	1,595,257
Series 2012-C5 Class E, 4.8082% 8/15/45 (a)(b)	889,000	892,424
Series 2012-C6 Class D, 4.751% 11/15/45 (a)(b)	3,633,000	3,621,899
Series 2012-C6, Class F, 4.751% 11/15/45 (a)(b)(d)	1,575,000	1,299,955
Series 2013-C12 Class D, 4.9214% 10/15/46 (a)(b)	3,996,000	3,791,457
Series 2013-C13:
Class D, 5.0603% 11/15/46 (a)(b)	5,150,000	4,933,798
Class E, 5.0603% 11/15/46 (a)(b)	1,666,000	1,376,051
Series 2013-C8 Class D, 4.1561% 12/15/48 (a)(b)	1,883,000	1,902,898
Series 2013-C9:
Class D, 4.2459% 5/15/46 (a)(b)	4,440,000	4,109,005
Class E, 4.2459% 5/15/46 (a)(b)	1,594,370	1,398,979
Series 2016-C30 Class D, 3% 9/15/49 (a)	798,000	607,343
Series 2017-C33 Class D, 3.356% 5/15/50 (a)	2,932,000	2,755,003
Morgan Stanley Capital I Trust:
Series 1998-CF1 Class G, 7.35% 7/15/32 (a)(b)	33,231	33,486
Series 2011-C2:
Class D, 5.385% 6/15/44 (a)(b)	4,611,999	4,508,367
Class F, 5.385% 6/15/44 (a)(b)(d)	3,015,000	2,181,684
Series 2011-C3:
Class C, 5.2349% 7/15/49 (a)(b)	493,768	505,853
Class D, 5.2349% 7/15/49 (a)(b)	8,074,000	8,180,360
Class E, 5.2349% 7/15/49 (a)(b)	2,610,000	2,292,195
Class F, 5.2349% 7/15/49 (a)(b)(d)	984,000	693,285
Class G, 5.2349% 7/15/49 (a)(b)	3,536,800	1,665,933
Series 2012-C4 Class D, 5.5452% 3/15/45 (a)(b)	1,624,000	1,538,606
Series 2015-MS1 Class D, 4.1656% 5/15/48 (a)(b)	4,300,000	4,003,286
Series 2015-UBS8 Class D, 3.18% 12/15/48 (a)	1,747,000	1,432,682
Series 2016-BNK2 Class C, 3% 11/15/49 (a)	4,506,000	3,939,438
Series 2017-CLS Class F, 1 month U.S. LIBOR + 2.600% 2.69% 11/15/34 (a)(b)(e)	916,000	911,881
Series 2018-MP Class E, 4.4185% 7/11/40 (a)(b)	2,499,000	2,263,747
Series 2020-CNP Class D, 2.5085% 4/5/42 (a)(b)	1,043,000	902,741
Motel 6 Trust floater Series 2021-MTL6:
Class F, 1 month U.S. LIBOR + 3.550% 3.6395% 9/15/38 (a)(b)(e)	1,164,000	1,162,947
Class G, 1 month U.S. LIBOR + 4.700% 4.7895% 9/15/38 (a)(b)(e)	1,143,000	1,141,623
Class H, 1 month U.S. LIBOR + 6.000% 6.0895% 9/15/38 (a)(b)(e)	622,000	624,845
MRCD Mortgage Trust Series 2019-PARK:
Class G, 2.7175% 12/15/36 (a)	10,373,000	9,792,714
Class J, 4.25% 12/15/36 (a)	5,222,000	5,022,778
MSCCG Trust floater sequential payer Series 2018-SELF Class F, 1 month U.S. LIBOR + 3.050% 3.139% 10/15/37 (a)(b)(e)	1,024,000	1,018,248
MSJP Commercial Securities Mortgage Trust Series 2015-HAUL Class E, 5.0127% 9/5/47 (a)(b)	1,014,000	952,324
Natixis Commercial Mortgage Securities Trust:
floater Series 2018-FL1:
Class WAN1, 1 month U.S. LIBOR + 2.750% 2.8395% 6/15/35 (a)(b)(e)	262,000	249,911
Class WAN2, 1 month U.S. LIBOR + 3.750% 3.8395% 6/15/35 (a)(b)(e)	222,000	207,686
Series 2018-285M Class F, 3.9167% 11/15/32 (a)(b)	909,000	902,682
Series 2018-TECH:
Class E, 1 month U.S. LIBOR + 2.250% 2.3395% 11/15/34 (a)(b)(e)	638,000	635,152
Class F, 1 month U.S. LIBOR + 3.000% 3.0895% 11/15/34 (a)(b)(e)	96,000	95,082
Class G, 1 month U.S. LIBOR + 4.000% 4.0895% 11/15/34 (a)(b)(e)	572,000	559,782
Series 2019-10K:
Class E, 4.2724% 5/15/39 (a)(b)	984,000	920,359
Class F, 4.2724% 5/15/39 (a)(b)	3,014,000	2,663,049
Series 2019-1776:
Class E, 3.9017% 10/15/36 (a)	2,268,000	2,244,142
Class F, 4.2988% 10/15/36 (a)	3,589,000	3,516,668
Series 2020-2PAC:
Class AMZ2, 3.6167% 1/15/37 (a)(b)	1,754,950	1,766,195
Class AMZ3, 3.6167% 1/15/37 (a)(b)	822,675	815,967
Class MSK3, 3.3583% 12/15/36 (a)(b)	855,550	822,619
OPG Trust floater Series 2021-PORT Class J, 1 month U.S. LIBOR + 3.340% 3.436% 10/15/36 (a)(b)(e)	2,213,000	2,202,051
PKHL Commercial Mortgage Trust floater Series 2021-MF:
Class F, 1 month U.S. LIBOR + 3.350% 3.44% 7/15/38 (a)(b)(e)	2,225,000	2,229,724
Class NR, 1 month U.S. LIBOR + 6.000% 6.09% 7/15/38 (a)(b)(e)	631,000	631,907
Progress Residential Trust Series 2019-SFR3 Class F, 3.867% 9/17/36 (a)	1,228,000	1,238,339
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (a)	1,702,840	1,904,038
SFO Commercial Mortgage Trust floater Series 2021-555 Class F, 1 month U.S. LIBOR + 3.650% 3.74% 5/15/38 (a)(b)(e)	1,383,000	1,396,454
SG Commercial Mortgage Securities Trust:
Series 2019-PREZ Class F, 3.593% 9/15/39 (a)(b)	3,206,000	2,974,703
Series 2020-COVE:
Class F, 3.8518% 3/15/37 (a)(b)	3,105,000	2,933,359
Class G, 3.8518% 3/15/37 (a)(b)	858,000	769,148
SLG Office Trust Series 2021-OVA Class G, 2.8506% 7/15/41 (a)	6,620,000	5,905,798
SOHO Trust Series 2021-SOHO Class D, 2.7865% 8/10/38 (a)(b)	2,499,000	2,223,676
SREIT Trust floater:
Series 2021-FLWR Class E, 1 month U.S. LIBOR + 1.920% 2.014% 7/15/36 (a)(b)(e)	1,528,000	1,490,670
Series 2021-IND Class G, 1 month U.S. LIBOR + 3.260% 3.3558% 10/15/38 (a)(b)(e)	3,339,000	3,304,340
Series 2021-MFP Class G, 1 month U.S. LIBOR + 2.970% 3.0738% 11/15/38 (a)(b)(e)	5,310,000	5,279,528
Series 2021-MFP2 Class J, 1 month U.S. LIBOR + 3.910% 4.0155% 11/15/36 (a)(b)(e)	1,803,000	1,795,798
STWD Trust floater sequential payer Series 2021-LIH:
Class F, 1 month U.S. LIBOR + 3.550% 3.651% 11/15/36 (a)(b)(e)	2,500,000	2,490,606
Class G, 1 month U.S. LIBOR + 4.200% 4.3% 11/15/36 (a)(b)(e)	1,134,000	1,129,735
TPGI Trust floater Series 2021-DGWD:
Class E, 1 month U.S. LIBOR + 2.350% 2.44% 6/15/26 (a)(b)(e)	3,652,000	3,638,164
Class G, 1 month U.S. LIBOR + 3.850% 3.94% 6/15/26 (a)(b)(e)	1,008,000	1,007,997
TTAN floater Series 2021-MHC Class E, 1 month U.S. LIBOR + 2.400% 2.49% 3/15/38 (a)(b)(e)	4,121,097	4,109,517
UBS Commercial Mortgage Trust:
Series 2012-C1:
Class D, 5.7137% 5/10/45 (a)(b)	3,272,000	3,086,259
Class E, 5% 5/10/45 (a)(b)	1,911,000	749,632
Class F, 5% 5/10/45 (a)(b)	2,484,000	124,200
Series 2018-C8 Class C, 4.8574% 2/15/51 (b)	756,000	823,027
UBS-BAMLL Trust:
Series 12-WRM Class D, 4.3793% 6/10/30 (a)(b)	2,090,000	1,573,976
Series 2012-WRM Class C, 4.3793% 6/10/30 (a)(b)	890,000	784,293
UBS-Citigroup Commercial Mortgage Trust Series 2011-C1 Class C, 6.6258% 1/10/45 (a)(b)	672,000	665,280
VASA Trust:
floater Series 2021-VASA Class G, 1 month U.S. LIBOR + 5.000% 5.09% 7/15/39 (a)(b)(e)	693,000	694,734
floater sequential payer Series 2021-VASA Class F, 1 month U.S. LIBOR + 3.900% 3.99% 7/15/39 (a)(b)(e)	3,009,000	3,015,931
VMC Finance LLC floater Series 2021-HT1 Class B, 1 month U.S. LIBOR + 4.500% 4.59% 1/18/37 (b)(e)	9,895,000	9,870,258
Wells Fargo Commercial Mortgage Trust:
floater Series 2021-SAVE:
Class D, 1 month U.S. LIBOR + 2.500% 2.59% 2/15/40 (a)(b)(e)	719,036	719,223
Class E, 1 month U.S. LIBOR + 3.650% 3.74% 2/15/40 (a)(b)(e)	511,779	513,193
sequential payer Series 2020-C57 Class D, 2.5% 8/15/53 (a)	2,108,000	1,923,841
Series 2012-LC5:
Class D, 4.9153% 10/15/45 (a)(b)	6,116,000	6,191,463
Class E, 4.9153% 10/15/45 (a)(b)	1,051,000	1,035,895
Class F, 4.9153% 10/15/45 (a)(b)	588,000	515,005
Series 2015-NXS4 Class D, 3.8481% 12/15/48 (b)	1,834,000	1,811,054
Series 2016-BNK1 Class D, 3% 8/15/49 (a)	1,526,000	1,072,279
Series 2016-NXS6 Class D, 3.059% 11/15/49 (a)	4,250,000	3,584,014
Series 2017-RB1 Class D, 3.401% 3/15/50 (a)	1,824,000	1,711,077
WF-RBS Commercial Mortgage Trust:
sequential payer Series 2011-C4I Class G, 5% 6/15/44 (b)(d)	1,252,600	85,232
Series 2011-C3:
Class D, 5.5133% 3/15/44 (a)(b)	4,782,543	2,282,229
Class E, 5% 3/15/44 (a)	1,258,000	81,770
Class F, 5% 3/15/44 (a)(d)	2,421,350	48,060
Series 2011-C4:
Class D, 5.0241% 6/15/44 (a)(b)	1,616,000	1,534,425
Class E, 5.0241% 6/15/44 (a)(b)	1,274,000	966,201
Series 2011-C5:
Class E, 5.8253% 11/15/44 (a)(b)	1,924,471	1,922,066
Class F, 5.25% 11/15/44 (a)(b)	3,930,000	3,608,332
Class G, 5.25% 11/15/44 (a)(b)	1,255,150	1,114,260
Series 2012-C6 Class D, 5.9817% 4/15/45 (a)(b)	2,707,000	2,716,132
Series 2012-C7:
Class E, 4.9456% 6/15/45 (a)(b)(d)	1,514,000	230,803
Class F, 4.5% 6/15/45 (a)(d)	1,470,000	87,869
Class G, 4.5% 6/15/45 (a)(d)	4,218,750	421
Series 2012-C8:
Class D, 5.0455% 8/15/45 (a)(b)	833,000	831,619
Class E, 5.0455% 8/15/45 (a)(b)	1,167,000	1,150,303
Series 2013-C11:
Class D, 4.3805% 3/15/45 (a)(b)	1,865,000	1,843,759
Class E, 4.3805% 3/15/45 (a)(b)	4,999,000	4,576,789
Series 2013-C13 Class D, 4.2794% 5/15/45 (a)(b)	1,499,000	1,474,597
Series 2013-C16 Class D, 5.1682% 9/15/46 (a)(b)	668,000	641,808
Worldwide Plaza Trust Series 2017-WWP Class F, 3.7154% 11/10/36 (a)(b)	4,695,000	4,240,062
WP Glimcher Mall Trust Series 2015-WPG:
Class PR1, 3.6332% 6/5/35 (a)(b)	1,638,000	1,436,588
Class PR2, 3.6332% 6/5/35 (a)(b)	4,354,000	3,493,724
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $780,387,893)		751,259,955
	Shares	Value

Common Stocks - 0.7%
Diversified Financial Services - 0.0%
Cyxtera Technologies, Inc. Class A (g)	61,000	604,510
Homebuilders/Real Estate - 0.7%
Digital Realty Trust, Inc.	6,600	1,107,084
iStar Financial, Inc.	216,200	5,262,308

TOTAL HOMEBUILDERS/REAL ESTATE		6,369,392

TOTAL COMMON STOCKS
(Cost $4,410,140)		6,973,902

Preferred Stocks - 2.6%
Convertible Preferred Stocks - 0.2%
Homebuilders/Real Estate - 0.2%
RLJ Lodging Trust Series A, 1.95%	70,550	1,976,106
Nonconvertible Preferred Stocks - 2.4%
Diversified Financial Services - 0.6%
AGNC Investment Corp. Series E, 6.50% (b)	147,792	3,746,527
MFA Financial, Inc. Series B, 7.50%	80,525	2,016,346
		5,762,873
Homebuilders/Real Estate - 1.8%
Arbor Realty Trust, Inc. Series F, 6.25% (b)	92,000	2,326,680
DiamondRock Hospitality Co. 8.25%	25,800	696,600
Digitalbridge Group, Inc.:
Series H, 7.125%	59,229	1,471,841
Series I, 7.15%	71,600	1,804,320
Dynex Capital, Inc. Series C 6.90% (b)	57,707	1,495,188
Franklin BSP Realty Trust, Inc. 7.50%	87,175	2,172,401
iStar Financial, Inc. Series G, 7.65%	74,400	1,883,808
Rexford Industrial Realty, Inc. Series B, 5.875%	91,475	2,361,885
UMH Properties, Inc. Series C, 6.75%	98,998	2,555,138
		16,767,861

TOTAL NONCONVERTIBLE PREFERRED STOCKS		22,530,734

TOTAL PREFERRED STOCKS
(Cost $21,951,459)		24,506,840
	Principal Amount	Value

Bank Loan Obligations - 3.1%
Air Transportation - 0.6%
Hanjin International Corp. 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.5% 12/23/22 (b)(d)(e)(h)	5,480,000	5,500,550
Diversified Financial Services - 1.3%
Agellan Portfolio 9% 8/7/25 (b)(d)(h)	908,000	926,160
Veritas Multifamily Portfolio 1 month U.S. LIBOR + 8.500% 8.75% 11/15/22 (b)(d)(e)(h)	11,246,000	11,246,000

TOTAL DIVERSIFIED FINANCIAL SERVICES		12,172,160

Homebuilders/Real Estate - 0.5%
Aragon Junior Mezzanine 1 month U.S. LIBOR + 6.000% 7.25% 1/15/25 (b)(d)(e)(h)	1,649,806	1,649,806
DTZ U.S. Borrower LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.8404% 8/21/25 (b)(e)(h)	2,910,674	2,885,729

TOTAL HOMEBUILDERS/REAL ESTATE		4,535,535

Hotels - 0.4%
BRE/Everbright M6 Borrower LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.000% 5.75% 9/9/26 (b)(e)(h)	955,000	957,388
Hilton Grand Vacations Borrower LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 3.5% 8/2/28 (b)(e)(h)	345,000	341,657
Playa Resorts Holding BV Tranche B, term loan 3 month U.S. LIBOR + 2.750% 3.75% 4/27/24 (b)(e)(h)	890,549	860,164
Ryman Hospitality Properties, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 2.1% 5/11/24 (b)(e)(h)	1,679,243	1,651,956

TOTAL HOTELS		3,811,165

Services - 0.1%
CoreCivic, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 12/18/24 (b)(e)(h)	1,136,888	1,125,519
Telecommunications - 0.2%
SBA Senior Finance II, LLC Tranche B, term loan 3 month U.S. LIBOR + 1.750% 1.85% 4/11/25 (b)(e)(h)	1,611,045	1,590,230
TOTAL BANK LOAN OBLIGATIONS
(Cost $28,751,896)		28,735,159

Preferred Securities - 0.0%
Homebuilders/Real Estate - 0.0%
Crest Clarendon Street 2002-1 Ltd. Series 2002-1A Class PS, 12/28/35 (a)(d)	3,000,000	60,000
Crest Dartmouth Street 2003-1 Ltd. Series 2003-1A Class PS, 6/28/38 (a)(d)	3,100,000	310
TOTAL PREFERRED SECURITIES
(Cost $6,004,704)		60,310
	Shares	Value

Money Market Funds - 5.6%
Fidelity Cash Central Fund 0.06% (i)
(Cost $52,745,879)	52,735,332	52,745,879
TOTAL INVESTMENT IN SECURITIES - 101.1%
(Cost $988,080,819)		955,921,602
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(9,978,782)
NET ASSETS - 100%		$945,942,820

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $798,751,189 or 84.4% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (d) Level 3 security

 (e) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (f) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $35,786 or 0.0% of net assets.

 (g) Non-income producing

 (h) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Fannie Mae REMIC Trust Series 2003-W10 subordinate REMIC pass thru certificates, Class 2B4, 3.2385% 6/25/43	9/29/03	$43,499
Fannie Mae REMIC Trust Series 2003-W10 subordinate REMIC pass thru certificates, Class 2B5, 3.2385% 6/25/43	9/29/03	$1,443

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$31,880,306	$310,330,352	$289,464,767	$25,272	$(12)	$--	$52,745,879	0.1%
Total	$31,880,306	$310,330,352	$289,464,767	$25,272	$(12)	$--	$52,745,879

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Financials	$11,757,142	$11,757,142	$--	$--
Information Technology	604,510	604,510	--	--
Real Estate	19,119,090	17,142,984	1,976,106	--
Corporate Bonds	41,729,975	--	41,729,975	--
Asset-Backed Securities	49,859,607	--	49,858,525	1,082
Collateralized Mortgage Obligations	49,975	--	42,983	6,992
Commercial Mortgage Securities	751,259,955	--	732,877,595	18,382,360
Bank Loan Obligations	28,735,159	--	9,412,643	19,322,516
Preferred Securities	60,310	--	--	60,310
Money Market Funds	52,745,879	52,745,879	--	--
Total Investments in Securities:	$955,921,602	$82,250,515	$835,897,827	$37,773,260

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Commercial Mortgage Securities
Beginning Balance	$9,405,174
Net Realized Gain (Loss) on Investment Securities	(461,418)
Net Unrealized Gain (Loss) on Investment Securities	(4,417,447)
Cost of Purchases	--
Proceeds of Sales	(669,076)
Amortization/Accretion	(155,292)
Transfers into Level 3	20,713,933
Transfers out of Level 3	(6,033,514)
Ending Balance	$18,382,360
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2021	$(4,725,097)
Bank Loan Obligations
Beginning Balance	$15,518,064
Net Realized Gain (Loss) on Investment Securities	10,389
Net Unrealized Gain (Loss) on Investment Securities	54,188
Cost of Purchases	5,443,220
Proceeds of Sales	(1,714,269)
Amortization/Accretion	10,924
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$19,322,516
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2021	$53,700
Other Investments in Securities:
Beginning Balance	$98,762
Net Realized Gain (Loss) on Investment Securities	(1,812,740)
Net Unrealized Gain (Loss) on Investment Securities	1,885,408
Cost of Purchases	378,459
Proceeds of Sales	(13,242)
Amortization/Accretion	(436,826)
Transfers into Level 3	--
Transfers out of Level 3	(31,437)
Ending Balance	$68,384
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2021	$(505)

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		November 30, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $935,334,940)	$903,175,723
Fidelity Central Funds (cost $52,745,879)	52,745,879
Total Investment in Securities (cost $988,080,819)		$955,921,602
Cash		8,723
Receivable for investments sold		2,072
Dividends receivable		142,109
Interest receivable		3,314,794
Distributions receivable from Fidelity Central Funds		2,033
Prepaid expenses		1,027
Other receivables		308
Total assets		959,392,668
Liabilities
Payable for investments purchased	$12,423,435
Distributions payable	284,958
Accrued management fee	538,094
Other affiliated payables	44,646
Other payables and accrued expenses	158,715
Total liabilities		13,449,848
Net Assets		$945,942,820
Net Assets consist of:
Paid in capital		$995,995,831
Total accumulated earnings (loss)		(50,053,011)
Net Assets		$945,942,820
Net Asset Value, offering price and redemption price per share ($945,942,820 ÷ 114,778,826 shares)		$8.24

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended November 30, 2021
Investment Income
Dividends		$95,927
Interest		39,026,344
Income from Fidelity Central Funds		25,272
Total income		39,147,543
Expenses
Management fee	$6,039,362
Transfer agent fees	129,913
Accounting fees and expenses	375,229
Custodian fees and expenses	13,137
Independent trustees' fees and expenses	3,183
Audit	184,652
Legal	2,358
Miscellaneous	4,121
Total expenses before reductions	6,751,955
Expense reductions	(8,140)
Total expenses after reductions		6,743,815
Net investment income (loss)		32,403,728
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,569,886
Fidelity Central Funds	(12)
Total net realized gain (loss)		1,569,874
Change in net unrealized appreciation (depreciation) on investment securities		45,558,308
Net gain (loss)		47,128,182
Net increase (decrease) in net assets resulting from operations		$79,531,910

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended November 30, 2021	Year ended November 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$32,403,728	$32,547,876
Net realized gain (loss)	1,569,874	(11,960,714)
Change in net unrealized appreciation (depreciation)	45,558,308	(82,855,797)
Net increase (decrease) in net assets resulting from operations	79,531,910	(62,268,635)
Distributions to shareholders	(35,060,206)	(32,213,221)
Share transactions
Proceeds from sales of shares	118,054,500	97,052,500
Reinvestment of distributions	31,502,367	28,859,411
Cost of shares redeemed	(5,109,731)	(95,929,352)
Net increase (decrease) in net assets resulting from share transactions	144,447,136	29,982,559
Total increase (decrease) in net assets	188,918,840	(64,499,297)
Net Assets
Beginning of period	757,023,980	821,523,277
End of period	$945,942,820	$757,023,980
Other Information
Shares
Sold	14,527,015	13,099,991
Issued in reinvestment of distributions	3,876,956	3,758,479
Redeemed	(626,815)	(13,487,039)
Net increase (decrease)	17,777,156	3,371,431

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Real Estate High Income Fund

Years ended November 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$7.80	$8.77	$8.44	$8.60	$8.51
Income from Investment Operations
Net investment income (loss)A	.305	.341	.418	.417	.433
Net realized and unrealized gain (loss)	.469	(.972)	.338	(.148)	.064
Total from investment operations	.774	(.631)	.756	.269	.497
Distributions from net investment income	(.334)	(.339)	(.426)	(.429)	(.407)
Total distributions	(.334)	(.339)	(.426)	(.429)	(.407)
Net asset value, end of period	$8.24	$7.80	$8.77	$8.44	$8.60
Total ReturnB	10.07%	(7.06)%	9.15%	3.23%	5.94%
Ratios to Average Net AssetsC,D
Expenses before reductions	.78%	.79%	.80%	.80%	.80%
Expenses net of fee waivers, if any	.78%	.79%	.80%	.80%	.80%
Expenses net of all reductions	.78%	.79%	.79%	.80%	.80%
Net investment income (loss)	3.74%	4.41%	4.83%	4.91%	5.03%
Supplemental Data
Net assets, end of period (000 omitted)	$945,943	$757,024	$821,523	$732,992	$1,103,106
Portfolio turnover rateE	22%	27%	26%	13%F	18%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2021

1. Organization.

Fidelity Real Estate High Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations and commercial mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

The Fund attempts to obtain prices from one or more third party pricing vendors or brokers. For certain securities, independent prices may be unavailable, unreliable or limited to a single third party pricing vendor or broker, and the values reflected may differ from the amount that would be realized if the securities were sold.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Bank Loan Obligations	$19,322,516	Discounted cash flow	Yield	7.6% - 9.2% / 9.0%	Decrease
		Indicative market price	Evaluated bid	$100.38	Increase
Preferred Securities	$60,310	Indicative market price	Evaluated bid	$0.0 - $2.00 / $1.99	Increase
Asset-Backed Securities	$1,082	Indicative market price	Evaluated bid	$0.00 - $0.01 / $0.01	Increase
Commercial Mortgage Securities	$18,382,360	Indicative market price	Evaluated bid	$0.01 - $96.39 / $62.69	Increase
Collateralized Mortgage Obligations	$6,992	Indicative market price	Evaluated bid	$5.00 - $15.43 / $12.78	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2021, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. For certain lower credit quality securitized assets that have contractual cash flows (for example, asset backed securities, collateralized mortgage obligations and commercial mortgage-backed securities), changes in estimated cash flows are periodically evaluated and the estimated yield is adjusted on a prospective basis, resulting in increases or decreases to Interest Income in the accompanying Statement of Operations. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to passive foreign investment companies (PFIC), market discount, controlled foreign corporations and capital loss carryforwards.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$37,765,882
Gross unrealized depreciation	(69,396,063)
Net unrealized appreciation (depreciation)	$(31,630,181)
Tax Cost	$987,551,783

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,253,528
Capital loss carryforward	$(20,676,358)
Net unrealized appreciation (depreciation) on securities and other investments	$(31,630,181)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(7,036,479)
Long-term	(13,639,879)
Total capital loss carryforward	$(20,676,358)

The tax character of distributions paid was as follows:

	November 30, 2021	November 30, 2020
Ordinary Income	$35,060,206	$ 32,213,221

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management does not expect the adoption of ASU 2020-04 to have a material impact on the Fund’s financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Real Estate High Income Fund	310,336,146	180,348,953

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives an asset-based fee of .01% of the Fund's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Real Estate High Income Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Real Estate High Income Fund	$181

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period there were no interfund trades.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Real Estate High Income Fund	$1,509

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $255.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $7,885.

8. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, certain otherwise unaffiliated shareholders each were owners of record of more than 10% of the outstanding shares as follows:

Fund	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
Fidelity Real Estate High Income Fund	2	46%

9. Credit and Liquidity Risk.

The Fund invests a significant portion of its assets in below investment grade securities with contractual cash flows, such as asset backed securities, collateralized mortgage obligations and commercial mortgage backed securities. As these securities have a higher degree of sensitivity to changes in economic conditions, including real estate values, the risk of default is higher, and the liquidity and/or value of such securities may be adversely affected.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Real Estate High Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Real Estate High Income Fund (one of the funds constituting Fidelity Advisor Series I, referred to hereafter as the “Fund”) as of November 30, 2021, the related statement of operations for the year ended November 30, 2021, the statement of changes in net assets for each of the two years in the period ended November 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2021 and the financial highlights for each of the five years in the period ended November 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021 by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

January 14, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 314 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-401-292-6402.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2021 to November 30, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2021	Ending Account Value November 30, 2021	Expenses Paid During Period-B June 1, 2021 to November 30, 2021
Fidelity Real Estate High Income Fund	.77%
Actual		$1,000.00	$1,023.60	$3.91
Hypothetical-C		$1,000.00	$1,021.21	$3.90

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.02% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $31,603,892 of distributions paid in the calendar year 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $31,500,826 of distributions paid in the calendar year 2020 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 1% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 7% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 26% of the dividends distributed during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

REHI-ANN-0122
1.734092.122

Fidelity Advisor® Dividend Growth Fund

Annual Report

November 30, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

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Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	19.75%	11.00%	11.78%
Class M (incl. 3.50% sales charge)	22.34%	11.24%	11.78%
Class C (incl. contingent deferred sales charge)	25.03%	11.43%	11.77%
Class I	27.37%	12.58%	12.72%
Class Z	27.61%	12.75%	12.86%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Dividend Growth Fund - Class A on November 30, 2011, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$30,455	Fidelity Advisor® Dividend Growth Fund - Class A
$44,726	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 27.92% for the 12 months ending November 30, 2021, with U.S. equities rising on the prospect of a surge in economic growth amid strong corporate earnings, widespread COVID-19 vaccination, fiscal stimulus and fresh spending programs. After the index closed 2020 at an all-time high, investors were hopeful as the new year began. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. A flattish May reflected concerns about inflation and jobs, but the rally resumed through August amid strong earnings. In early September, sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. In addition, the Fed signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The index returned -4.65% in September, its first monthly decline since January, but sharply reversed course with a 7.01% gain in October, driven by strength in earnings and notable improvement in the economy. By sector, energy gained about 57% to lead by a wide margin, followed by financials (+39%), whereas the defensive utilities (+8%) and consumer staples (+9%) groups notably lagged.

Comments from Portfolio Manager Zach Turner:  For the fiscal year ending November 30, 2021, the fund's share classes (excluding sales charges, if applicable) gained roughly 26% to 28%, underperforming the benchmark S&P 500® index. The fund's foreign holdings detracted overall, hampered in part by a broadly stronger U.S. dollar. Versus the benchmark, the primary detractor from performance was our stock picks in the communication services sector, especially within the media & entertainment industry. Also hampering the fund's relative result was an overweighting and stock selection in the industrials sector, primarily within the capital goods industry. Stock picking and an overweighting in information technology also hurt relative performance. The biggest individual relative detractor was an underweight position in Alphabet (+62%). Our second-largest relative detractor this period was avoiding Tesla, a benchmark component that gained roughly 65%. Another notable relative detractor was an outsized stake in Visa (-7%), which was among the fund's largest holdings. In contrast, security selection was the primary contributor, especially in the banks area of the financials sector. Stock picking and an underweighting in consumer staples also helped. Also boosting performance was stock selection in the consumer discretionary sector, especially within the consumer services industry. Not owning Amazon.com, a benchmark component that gained roughly 11%, was the biggest individual relative contributor. Also bolstering performance was our outsized stake in Microsoft, which gained about 56%. The company was the fund's largest holding. Another notable relative contributor was an overweighting in Intuit (+86%), which was one of our biggest holdings as of November 30. Notable changes in positioning include decreased exposure to the consumer discretionary sector and a higher allocation to consumer staples.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On January 1, 2021, Zach Turner assumed sole management responsibilities for the fund, succeeding Gordon Scott, with whom he had served as co-manager since July 1, 2020. On October 1, 2021, Fidelity increased dividend distribution frequency for the fund because it includes income as a component of its investment strategy. Dividend distributions will be paid four times a year: April, July, October and December. Quarterly dividend distributions will commence in April 2022. Please note that there are no changes to the frequency of capital gain distributions. In addition, the Morningstar U.S. Dividend Growth Index was added as a supplemental benchmark to reflect the fund's commitment to dividend-paying companies.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2021

% of fund's net assets
Microsoft Corp.	9.3
Apple, Inc.	3.3
NVIDIA Corp.	2.3
Wells Fargo & Co.	2.3
Visa, Inc. Class A	1.9
General Electric Co.	1.8
UnitedHealth Group, Inc.	1.7
Intuit, Inc.	1.5
Broadcom, Inc.	1.5
Bank of America Corp.	1.4
27.0

Top Five Market Sectors as of November 30, 2021

% of fund's net assets
Information Technology	29.5
Consumer Discretionary	11.5
Health Care	11.4
Industrials	11.1
Financials	10.6

Asset Allocation (% of fund's net assets)

As of November 30, 2021 *
Stocks	99.7%
Short-Term Investments and Net Other Assets (Liabilities)	0.3%

 * Foreign investments - 18.7%

Schedule of Investments November 30, 2021

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value (000s)
COMMUNICATION SERVICES - 6.8%
Diversified Telecommunication Services - 1.1%
Cellnex Telecom SA (a)	70,500	$4,161
Deutsche Telekom AG	252,700	4,451
Verizon Communications, Inc.	105,600	5,309
		13,921
Entertainment - 2.0%
Activision Blizzard, Inc.	110,800	6,493
Electronic Arts, Inc.	39,600	4,919
The Walt Disney Co. (b)	83,900	12,157
		23,569
Interactive Media & Services - 2.4%
Alphabet, Inc. Class A (b)	5,400	15,325
Meta Platforms, Inc. Class A (b)	40,500	13,141
		28,466
Media - 1.3%
Comcast Corp. Class A	282,050	14,097
Interpublic Group of Companies, Inc.	62,600	2,078
		16,175

TOTAL COMMUNICATION SERVICES		82,131

CONSUMER DISCRETIONARY - 11.5%
Automobiles - 0.4%
General Motors Co. (b)	73,700	4,265
Hotels, Restaurants & Leisure - 3.0%
Aristocrat Leisure Ltd.	136,833	4,303
Churchill Downs, Inc.	44,400	9,955
Domino's Pizza, Inc.	9,500	4,979
Hilton Worldwide Holdings, Inc. (b)	35,600	4,808
Marriott International, Inc. Class A (b)	33,000	4,869
Restaurant Brands International, Inc. (c)	120,600	6,757
Starbucks Corp.	100	11
		35,682
Household Durables - 2.1%
Lennar Corp. Class A	89,000	9,349
Sony Group Corp.	65,900	8,040
Whirlpool Corp.	35,600	7,752
		25,141
Internet & Direct Marketing Retail - 0.4%
eBay, Inc.	79,400	5,356
Multiline Retail - 1.6%
Dollar General Corp.	76,400	16,907
Target Corp.	12,000	2,926
		19,833
Specialty Retail - 2.4%
American Eagle Outfitters, Inc.	900	23
Camping World Holdings, Inc. (c)	259,600	11,386
Dufry AG (b)	34,890	1,567
Lowe's Companies, Inc.	52,700	12,890
Williams-Sonoma, Inc.	12,600	2,455
		28,321
Textiles, Apparel & Luxury Goods - 1.6%
adidas AG	20,500	5,941
PVH Corp.	55,200	5,894
Tapestry, Inc.	182,000	7,302
		19,137

TOTAL CONSUMER DISCRETIONARY		137,735

CONSUMER STAPLES - 5.2%
Beverages - 2.3%
Diageo PLC	146,354	7,386
Keurig Dr. Pepper, Inc.	291,900	9,922
The Coca-Cola Co.	197,000	10,333
		27,641
Food & Staples Retailing - 0.3%
BJ's Wholesale Club Holdings, Inc. (b)	59,700	3,949
Household Products - 1.2%
Energizer Holdings, Inc.	62,400	2,321
Spectrum Brands Holdings, Inc.	120,485	12,061
		14,382
Tobacco - 1.4%
Altria Group, Inc.	175,873	7,499
Swedish Match Co. AB	1,182,900	8,641
		16,140

TOTAL CONSUMER STAPLES		62,112

ENERGY - 4.7%
Oil, Gas & Consumable Fuels - 4.7%
Cameco Corp. (c)	158,500	3,674
Canadian Natural Resources Ltd.	117,800	4,817
Enterprise Products Partners LP	360,300	7,707
Exxon Mobil Corp.	264,022	15,799
Reliance Industries Ltd. sponsored GDR (a)	234,100	14,959
Tourmaline Oil Corp.	284,600	9,471
		56,427
FINANCIALS - 10.6%
Banks - 4.0%
Bank of America Corp.	393,703	17,508
PNC Financial Services Group, Inc.	16,000	3,152
Wells Fargo & Co.	571,290	27,296
		47,956
Capital Markets - 3.8%
Apollo Global Management LLC Class A (c)	144,600	10,235
BlackRock, Inc. Class A	13,300	12,031
Brookfield Asset Management, Inc. Class A	82,600	4,640
Coinbase Global, Inc.	9,400	2,961
Intercontinental Exchange, Inc.	117,800	15,399
		45,266
Consumer Finance - 0.4%
Discover Financial Services	50,500	5,446
Insurance - 2.4%
Arthur J. Gallagher & Co.	79,400	12,934
Brookfield Asset Management Reinsurance Partners Ltd.	491	28
Marsh & McLennan Companies, Inc.	18,500	3,034
The Travelers Companies, Inc.	84,600	12,432
		28,428

TOTAL FINANCIALS		127,096

HEALTH CARE - 11.4%
Biotechnology - 0.2%
AbbVie, Inc.	20,300	2,340
Health Care Equipment & Supplies - 0.2%
Boston Scientific Corp. (b)	44,800	1,706
Health Care Providers & Services - 3.8%
Cigna Corp.	55,200	10,593
CVS Health Corp.	45,500	4,052
Humana, Inc.	27,300	11,458
UnitedHealth Group, Inc.	45,197	20,077
		46,180
Life Sciences Tools & Services - 1.8%
Danaher Corp.	13,200	4,246
Thermo Fisher Scientific, Inc.	26,800	16,960
		21,206
Pharmaceuticals - 5.4%
AstraZeneca PLC (United Kingdom)	61,900	6,786
Bristol-Myers Squibb Co.	245,300	13,155
Eli Lilly & Co.	56,100	13,915
Merck KGaA	43,500	10,799
Pfizer, Inc.	43,200	2,321
Roche Holding AG (participation certificate)	27,570	10,764
UCB SA	67,900	7,403
		65,143

TOTAL HEALTH CARE		136,575

INDUSTRIALS - 11.1%
Aerospace & Defense - 1.4%
Airbus Group NV (b)	60,300	6,731
HEICO Corp. Class A	9,358	1,162
The Boeing Co. (b)	46,800	9,259
		17,152
Air Freight & Logistics - 0.3%
United Parcel Service, Inc. Class B	18,500	3,670
Airlines - 0.1%
Copa Holdings SA Class A (b)	21,800	1,524
Commercial Services & Supplies - 1.2%
GFL Environmental, Inc.	358,200	13,804
Electrical Equipment - 0.2%
AMETEK, Inc.	21,300	2,907
Industrial Conglomerates - 2.4%
General Electric Co.	229,187	21,770
Hitachi Ltd.	92,800	5,436
Roper Technologies, Inc.	4,500	2,089
		29,295
Machinery - 2.8%
Allison Transmission Holdings, Inc.	265,843	9,196
Cummins, Inc.	10,100	2,118
Deere & Co.	21,000	7,256
Fortive Corp.	49,000	3,620
PACCAR, Inc.	51,100	4,263
Toro Co.	65,200	6,557
		33,010
Marine - 0.2%
2020 Bulkers Ltd.	202,600	2,464
Professional Services - 1.0%
Equifax, Inc.	21,900	6,102
IHS Markit Ltd.	49,500	6,327
		12,429
Road & Rail - 1.4%
Canadian Pacific Railway Ltd. (c)	114,100	7,990
TFI International, Inc. (Canada)	87,200	8,658
		16,648
Trading Companies & Distributors - 0.1%
Watsco, Inc.	2,200	644

TOTAL INDUSTRIALS		133,547

INFORMATION TECHNOLOGY - 29.5%
IT Services - 5.4%
Amadeus IT Holding SA Class A (b)	50,200	3,214
Cognizant Technology Solutions Corp. Class A	55,600	4,336
DXC Technology Co. (b)	176,900	5,305
Fidelity National Information Services, Inc.	77,000	8,047
Genpact Ltd.	254,400	12,280
Global Payments, Inc.	20,800	2,476
MasterCard, Inc. Class A	22,000	6,928
Visa, Inc. Class A	117,000	22,671
		65,257
Semiconductors & Semiconductor Equipment - 7.8%
Broadcom, Inc.	31,600	17,496
KLA Corp.	20,600	8,407
Lam Research Corp.	13,200	8,974
Marvell Technology, Inc.	208,200	14,818
Microchip Technology, Inc.	46,400	3,871
NVIDIA Corp.	85,200	27,840
NXP Semiconductors NV	23,600	5,271
Qualcomm, Inc.	1,200	217
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	8,800	1,031
Teradyne, Inc.	19,000	2,905
Universal Display Corp.	23,500	3,362
		94,192
Software - 12.2%
Intuit, Inc.	28,500	18,591
Microsoft Corp.	338,300	111,840
SAP SE	33,100	4,242
SS&C Technologies Holdings, Inc.	137,100	10,465
Temenos Group AG	7,700	988
		146,126
Technology Hardware, Storage & Peripherals - 4.1%
Apple, Inc.	241,896	39,985
Samsung Electronics Co. Ltd.	161,820	9,751
		49,736

TOTAL INFORMATION TECHNOLOGY		355,311

MATERIALS - 2.1%
Chemicals - 0.7%
Air Products & Chemicals, Inc.	5,100	1,466
Valvoline, Inc.	205,200	6,991
		8,457
Metals & Mining - 1.4%
First Quantum Minerals Ltd.	101,800	2,170
Freeport-McMoRan, Inc.	205,300	7,613
Glencore Xstrata PLC	1,549,600	7,357
		17,140

TOTAL MATERIALS		25,597

REAL ESTATE - 3.4%
Equity Real Estate Investment Trusts (REITs) - 3.4%
American Tower Corp.	34,500	9,056
Digital Realty Trust, Inc.	35,700	5,988
Four Corners Property Trust, Inc.	65,045	1,758
Park Hotels & Resorts, Inc. (b)	129,600	2,157
Public Storage	5,800	1,899
Simon Property Group, Inc.	82,900	12,670
The Macerich Co.	383,700	7,237
		40,765
UTILITIES - 3.4%
Electric Utilities - 1.7%
Edison International	126,000	8,225
Exelon Corp.	128,400	6,771
Southern Co.	94,100	5,750
		20,746
Independent Power and Renewable Electricity Producers - 1.3%
NextEra Energy Partners LP	52,200	4,440
The AES Corp.	346,800	8,108
Vistra Corp.	140,200	2,787
		15,335
Multi-Utilities - 0.4%
CenterPoint Energy, Inc.	197,400	5,115

TOTAL UTILITIES		41,196

TOTAL COMMON STOCKS
(Cost $897,642)		1,198,492

Money Market Funds - 2.3%
Fidelity Cash Central Fund 0.06% (d)	2,541,088	2,542
Fidelity Securities Lending Cash Central Fund 0.07% (d)(e)	25,356,017	25,359
TOTAL MONEY MARKET FUNDS
(Cost $27,901)		27,901
TOTAL INVESTMENT IN SECURITIES - 102.0%
(Cost $925,543)		1,226,393
NET OTHER ASSETS (LIABILITIES) - (2.0)%		(23,860)
NET ASSETS - 100%		$1,202,533

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $19,120,000 or 1.6% of net assets.

 (b) Non-income producing

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$2,130	$167,991	$167,579	$2	$--	$--	$2,542	0.0%
Fidelity Securities Lending Cash Central Fund 0.07%	4,806	271,331	250,778	16	--	--	25,359	0.1%
Total	$6,936	$439,322	$418,357	$18	$--	$--	$27,901

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$82,131	$77,680	$4,451	$--
Consumer Discretionary	137,735	128,128	9,607	--
Consumer Staples	62,112	54,726	7,386	--
Energy	56,427	56,427	--	--
Financials	127,096	127,096	--	--
Health Care	136,575	119,025	17,550	--
Industrials	133,547	121,380	12,167	--
Information Technology	355,311	347,855	7,456	--
Materials	25,597	18,240	7,357	--
Real Estate	40,765	40,765	--	--
Utilities	41,196	41,196	--	--
Money Market Funds	27,901	27,901	--	--
Total Investments in Securities:	$1,226,393	$1,160,419	$65,974	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	81.3%
Canada	5.3%
Germany	2.2%
Bermuda	1.5%
India	1.3%
United Kingdom	1.2%
Japan	1.1%
Switzerland	1.1%
Others (Individually Less Than 1%)	5.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2021
Assets
Investment in securities, at value (including securities loaned of $24,225) — See accompanying schedule: Unaffiliated issuers (cost $897,642)	$1,198,492
Fidelity Central Funds (cost $27,901)	27,901
Total Investment in Securities (cost $925,543)		$1,226,393
Cash		56
Foreign currency held at value (cost $34)		34
Receivable for investments sold		13,576
Receivable for fund shares sold		762
Dividends receivable		1,456
Distributions receivable from Fidelity Central Funds		2
Prepaid expenses		1
Other receivables		20
Total assets		1,242,300
Liabilities
Payable for investments purchased	$13,086
Payable for fund shares redeemed	367
Accrued management fee	376
Distribution and service plan fees payable	308
Other affiliated payables	202
Other payables and accrued expenses	69
Collateral on securities loaned	25,359
Total liabilities		39,767
Net Assets		$1,202,533
Net Assets consist of:
Paid in capital		$838,564
Total accumulated earnings (loss)		363,969
Net Assets		$1,202,533
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($477,239 ÷ 23,526 shares)(a)		$20.29
Maximum offering price per share (100/94.25 of $20.29)		$21.53
Class M:
Net Asset Value and redemption price per share ($367,608 ÷ 18,256 shares)(a)		$20.14
Maximum offering price per share (100/96.50 of $20.14)		$20.87
Class C:
Net Asset Value and offering price per share ($52,714 ÷ 2,790 shares)(a)		$18.89
Class I:
Net Asset Value, offering price and redemption price per share ($244,686 ÷ 11,268 shares)		$21.72
Class Z:
Net Asset Value, offering price and redemption price per share ($60,286 ÷ 2,722 shares)		$22.15

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2021
Investment Income
Dividends		$17,970
Income from Fidelity Central Funds (including $16 from security lending)		18
Total income		17,988
Expenses
Management fee
Basic fee	$6,055
Performance adjustment	(1,979)
Transfer agent fees	1,991
Distribution and service plan fees	3,456
Accounting fees	374
Custodian fees and expenses	39
Independent trustees' fees and expenses	4
Registration fees	93
Audit	61
Legal	6
Interest	2
Miscellaneous	6
Total expenses before reductions	10,108
Expense reductions	(18)
Total expenses after reductions		10,090
Net investment income (loss)		7,898
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	127,317
Foreign currency transactions	(7)
Total net realized gain (loss)		127,310
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	126,365
Assets and liabilities in foreign currencies	(2)
Total change in net unrealized appreciation (depreciation)		126,363
Net gain (loss)		253,673
Net increase (decrease) in net assets resulting from operations		$261,571

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2021	Year ended November 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,898	$15,871
Net realized gain (loss)	127,310	(60,825)
Change in net unrealized appreciation (depreciation)	126,363	31,303
Net increase (decrease) in net assets resulting from operations	261,571	(13,651)
Distributions to shareholders	(13,817)	(46,867)
Share transactions - net increase (decrease)	(26,125)	(12,562)
Total increase (decrease) in net assets	221,629	(73,080)
Net Assets
Beginning of period	980,904	1,053,984
End of period	$1,202,533	$980,904

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Dividend Growth Fund Class A

Years ended November 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$16.20	$17.06	$17.97	$20.01	$16.90
Income from Investment Operations
Net investment income (loss)A	.14	.27	.24B	.28	.25
Net realized and unrealized gain (loss)	4.19	(.35)	1.39	.58	3.07
Total from investment operations	4.33	(.08)	1.63	.86	3.32
Distributions from net investment income	(.24)	(.25)	(.27)	(.26)	(.21)
Distributions from net realized gain	–	(.54)	(2.27)	(2.65)	–
Total distributions	(.24)	(.78)C	(2.54)	(2.90)C	(.21)
Net asset value, end of period	$20.29	$16.20	$17.06	$17.97	$20.01
Total ReturnD,E	27.06%	(.60)%	12.84%	4.69%	19.81%
Ratios to Average Net AssetsF,G
Expenses before reductions	.83%	.81%	.82%	.84%	.85%
Expenses net of fee waivers, if any	.83%	.81%	.82%	.84%	.85%
Expenses net of all reductions	.83%	.80%	.81%	.83%	.84%
Net investment income (loss)	.73%	1.84%	1.53%B	1.58%	1.36%
Supplemental Data
Net assets, end of period (in millions)	$477	$374	$421	$353	$376
Portfolio turnover rateH	54%	113%	75%	110%	73%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.28%.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Dividend Growth Fund Class M

Years ended November 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$16.08	$16.94	$17.85	$19.90	$16.81
Income from Investment Operations
Net investment income (loss)A	.09	.23	.20B	.24	.20
Net realized and unrealized gain (loss)	4.17	(.35)	1.39	.57	3.05
Total from investment operations	4.26	(.12)	1.59	.81	3.25
Distributions from net investment income	(.20)	(.21)	(.23)	(.21)	(.16)
Distributions from net realized gain	–	(.54)	(2.27)	(2.65)	–
Total distributions	(.20)	(.74)C	(2.50)	(2.86)	(.16)
Net asset value, end of period	$20.14	$16.08	$16.94	$17.85	$19.90
Total ReturnD,E	26.77%	(.85)%	12.59%	4.38%	19.50%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.07%	1.05%	1.07%	1.09%	1.09%
Expenses net of fee waivers, if any	1.07%	1.05%	1.07%	1.09%	1.09%
Expenses net of all reductions	1.07%	1.04%	1.06%	1.08%	1.09%
Net investment income (loss)	.49%	1.59%	1.28%B	1.33%	1.11%
Supplemental Data
Net assets, end of period (in millions)	$368	$316	$376	$363	$374
Portfolio turnover rateH	54%	113%	75%	110%	73%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.03%.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Dividend Growth Fund Class C

Years ended November 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$15.10	$15.92	$16.92	$19.00	$16.06
Income from Investment Operations
Net investment income (loss)A	(.01)	.14	.11B	.14	.10
Net realized and unrealized gain (loss)	3.92	(.34)	1.29	.54	2.92
Total from investment operations	3.91	(.20)	1.40	.68	3.02
Distributions from net investment income	(.12)	(.08)	(.14)	(.12)	(.08)
Distributions from net realized gain	–	(.54)	(2.27)	(2.65)	–
Total distributions	(.12)	(.62)	(2.40)C	(2.76)C	(.08)
Net asset value, end of period	$18.89	$15.10	$15.92	$16.92	$19.00
Total ReturnD,E	26.03%	(1.41)%	11.98%	3.86%	18.88%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.62%	1.61%	1.62%	1.61%	1.61%
Expenses net of fee waivers, if any	1.62%	1.61%	1.61%	1.61%	1.61%
Expenses net of all reductions	1.62%	1.60%	1.61%	1.60%	1.61%
Net investment income (loss)	(.06)%	1.04%	.73%B	.81%	.59%
Supplemental Data
Net assets, end of period (in millions)	$53	$56	$71	$137	$160
Portfolio turnover rateH	54%	113%	75%	110%	73%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .48%.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Dividend Growth Fund Class I

Years ended November 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$17.32	$18.18	$18.97	$20.97	$17.70
Income from Investment Operations
Net investment income (loss)A	.20	.32	.29B	.34	.30
Net realized and unrealized gain (loss)	4.48	(.36)	1.50	.61	3.21
Total from investment operations	4.68	(.04)	1.79	.95	3.51
Distributions from net investment income	(.28)	(.28)	(.31)	(.30)	(.24)
Distributions from net realized gain	–	(.54)	(2.27)	(2.65)	–
Total distributions	(.28)	(.82)	(2.58)	(2.95)	(.24)
Net asset value, end of period	$21.72	$17.32	$18.18	$18.97	$20.97
Total ReturnC	27.37%	(.36)%	13.13%	4.93%	20.07%
Ratios to Average Net AssetsD,E
Expenses before reductions	.60%	.57%	.58%	.60%	.61%
Expenses net of fee waivers, if any	.60%	.57%	.58%	.60%	.61%
Expenses net of all reductions	.60%	.56%	.57%	.59%	.60%
Net investment income (loss)	.96%	2.08%	1.77%B	1.82%	1.59%
Supplemental Data
Net assets, end of period (in millions)	$245	$180	$173	$166	$170
Portfolio turnover rateF	54%	113%	75%	110%	73%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.52%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Dividend Growth Fund Class Z

Years ended November 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$17.65	$18.51	$19.28	$21.27	$17.95
Income from Investment Operations
Net investment income (loss)A	.23	.35	.32B	.38	.34
Net realized and unrealized gain (loss)	4.57	(.37)	1.52	.62	3.24
Total from investment operations	4.80	(.02)	1.84	1.00	3.58
Distributions from net investment income	(.30)	(.31)	(.34)	(.34)	(.26)
Distributions from net realized gain	–	(.54)	(2.27)	(2.65)	–
Total distributions	(.30)	(.84)C	(2.61)	(2.99)	(.26)
Net asset value, end of period	$22.15	$17.65	$18.51	$19.28	$21.27
Total ReturnD	27.61%	(.22)%	13.25%	5.10%	20.21%
Ratios to Average Net AssetsE,F
Expenses before reductions	.45%	.41%	.43%	.45%	.45%
Expenses net of fee waivers, if any	.44%	.41%	.43%	.45%	.45%
Expenses net of all reductions	.44%	.40%	.42%	.44%	.44%
Net investment income (loss)	1.12%	2.23%	1.92%B	1.98%	1.76%
Supplemental Data
Net assets, end of period (in millions)	$60	$55	$13	$10	$7
Portfolio turnover rateG	54%	113%	75%	110%	73%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.67%.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2021
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Dividend Growth Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$325,965
Gross unrealized depreciation	(26,034)
Net unrealized appreciation (depreciation)	$299,931
Tax Cost	$926,462

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$24,053
Undistributed long-term capital gain	$39,981
Net unrealized appreciation (depreciation) on securities and other investments	$299,934

The tax character of distributions paid was as follows:

	November 30, 2021	November 30, 2020
Ordinary Income	$13,817	$ 13,930
Long-term Capital Gains	–	32,937
Total	$13,817	$ 46,867

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Dividend Growth Fund	618,740	648,120

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I of the Fund as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .35% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,112	$32
Class M	.25%	.25%	1,781	12
Class C	.75%	.25%	563	59
			$3,456	$103

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$90
Class M	11
Class C(a)	2
$103

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$785.18
Class M	609.17
Class C	123.22
Class I	446.19
Class Z	28.04
	$1,991

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Dividend Growth Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Dividend Growth Fund	$12

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Dividend Growth Fund	Borrower	$9,044.31%		$2

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Advisor Dividend Growth Fund	33,197	39,939	7,855

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Advisor Dividend Growth Fund	$2

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Dividend Growth Fund	$2	$–(a)	$–

 (a) Amount represents less than $500.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Dividend Growth Fund	$1,189.59%		$–(a)

 (a) Amount represents less than $500.

9. Expense Reductions.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $18.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2021	Year ended November 30, 2020
Fidelity Advisor Dividend Growth Fund
Distributions to shareholders
Class A	$5,509	$19,240
Class M	3,924	16,418
Class C	420	2,743
Class I	2,927	7,861
Class Z	1,037	605
Total	$13,817	$46,867

11. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2021	Year ended November 30, 2020	Year ended November 30, 2021	Year ended November 30, 2020
Fidelity Advisor Dividend Growth Fund
Class A
Shares sold	3,355	2,996	$63,645	$42,921
Reinvestment of distributions	310	1,076	5,141	18,007
Shares redeemed	(3,233)	(5,647)	(61,088)	(81,015)
Net increase (decrease)	432	(1,575)	$7,698	$(20,087)
Class M
Shares sold	2,366	3,657	$44,125	$51,971
Reinvestment of distributions	233	972	3,856	16,182
Shares redeemed	(3,994)	(7,159)	(74,106)	(103,806)
Net increase (decrease)	(1,395)	(2,530)	$(26,125)	$(35,653)
Class C
Shares sold	504	619	$8,942	$8,466
Reinvestment of distributions	27	168	415	2,648
Shares redeemed	(1,422)	(1,560)	(25,006)	(21,064)
Net increase (decrease)	(891)	(773)	$(15,649)	$(9,950)
Class I
Shares sold	5,289	4,472	$104,795	$69,423
Reinvestment of distributions	160	411	2,841	7,332
Shares redeemed	(4,578)	(4,026)	(91,107)	(61,803)
Net increase (decrease)	871	857	$16,529	$14,952
Class Z
Shares sold	2,974	2,916	$60,196	$46,126
Reinvestment of distributions	51	30	917	545
Shares redeemed	(3,433)	(532)	(69,691)	(8,495)
Net increase (decrease)	(408)	2,414	$(8,578)	$38,176

12. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Dividend Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Advisor Dividend Growth Fund (one of the funds constituting Fidelity Advisor Series I, referred to hereafter as the “Fund”) as of November 30, 2021, the related statement of operations for the year ended November 30, 2021, the statement of changes in net assets for each of the two years in the period ended November 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2021 and the financial highlights for each of the five years in the period ended November 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

January 13, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 314 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2021 to November 30, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2021	Ending Account Value November 30, 2021	Expenses Paid During Period-B June 1, 2021 to November 30, 2021
Fidelity Advisor Dividend Growth Fund
Class A	.83%
Actual		$1,000.00	$1,040.50	$4.25
Hypothetical-C		$1,000.00	$1,020.91	$4.20
Class M	1.07%
Actual		$1,000.00	$1,039.20	$5.47
Hypothetical-C		$1,000.00	$1,019.70	$5.42
Class C	1.62%
Actual		$1,000.00	$1,036.20	$8.27
Hypothetical-C		$1,000.00	$1,016.95	$8.19
Class I	.60%
Actual		$1,000.00	$1,041.70	$3.07
Hypothetical-C		$1,000.00	$1,022.06	$3.04
Class Z	.45%
Actual		$1,000.00	$1,042.80	$2.30
Hypothetical-C		$1,000.00	$1,022.81	$2.28

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Dividend Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Dividend Growth Fund
Class A	12/29/21	12/28/21	$0.134	$0.991
Class M	12/29/21	12/28/21	$0.083	$0.991
Class C	12/29/21	12/28/21	$0.000	$0.959
Class I	12/29/21	12/28/21	$0.175	$0.991
Class Z	12/29/21	12/28/21	$0.206	$0.991

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2021, $39,980,739, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class M, Class C, Class I, and Class Z designate 100% of the dividends during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, Class I, and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11)

of the Internal Revenue Code.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

ADGF-ANN-0122
1.733548.122

Fidelity Advisor® Series Small Cap Fund

Annual Report

November 30, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2021	Past 1 year	Past 5 years	Life of fundA
Fidelity Advisor® Series Small Cap Fund	36.69%	14.98%	11.40%

 A From November 7, 2013

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Series Small Cap Fund on November 7, 2013, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Period Ending Values
$23,892	Fidelity Advisor® Series Small Cap Fund
$22,683	Russell 2000® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 27.92% for the 12 months ending November 30, 2021, with U.S. equities rising on the prospect of a surge in economic growth amid strong corporate earnings, widespread COVID-19 vaccination, fiscal stimulus and fresh spending programs. After the index closed 2020 at an all-time high, investors were hopeful as the new year began. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. A flattish May reflected concerns about inflation and jobs, but the rally resumed through August amid strong earnings. In early September, sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. In addition, the Fed signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The index returned -4.65% in September, its first monthly decline since January, but sharply reversed course with a 7.01% gain in October, driven by strength in earnings and notable improvement in the economy. By sector, energy gained about 57% to lead by a wide margin, followed by financials (+39%), whereas the defensive utilities (+8%) and consumer staples (+9%) groups notably lagged.

Comments from Portfolio Manager Jennifer Fo Cardillo:  For the fiscal year ending November 30, 2021, the fund gained 36.69%, handily outperforming the 22.03% result of the benchmark Russell 2000® Index. Versus the benchmark, security selection was the primary contributor, especially in the information technology sector. Strong picks in industrials also lifted the fund's relative result. Further aiding the portfolio's return versus the benchmark were investment choices and an underweighting in the lagging health care sector, primarily driven by the pharmaceuticals, biotechnology & life sciences industry. The fund's top individual relative contributor was an overweighting in Synaptics, which gained 261% the past 12 months and was among the largest holdings as of November 30. Also boosting value was our outsized stake in Atkore, which gained 172% and was among the fund's biggest holdings at the end of the period as well. Overweighting Crocs (+176%), another of the portfolio’s largest positions, also helped on a relative basis. Conversely, the largest detractors from performance versus the benchmark were stock picks and an underweighting in energy, followed by an underweighting in real estate and security selection in utilities. The fund's biggest individual relative detractor was larger-than-benchmark exposure to Haemonetics, which returned -50% and was ultimately sold during the 12-month period. Avoiding Avis Budget, a benchmark component that gained 681%, further weighed on the portfolio’s relative result. Also hurting performance was our outsized position in Array Technologies, which returned roughly -60%, though we added to our stake in the stock this past year. Notable changes in positioning include increased exposure to the information technology sector.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2021

% of fund's net assets
Synaptics, Inc.	2.4
Atkore, Inc.	2.0
Crocs, Inc.	1.9
Skyline Champion Corp.	1.8
TechTarget, Inc.	1.6
KBR, Inc.	1.6
BJ's Wholesale Club Holdings, Inc.	1.6
Concentrix Corp.	1.5
ConnectOne Bancorp, Inc.	1.5
LPL Financial	1.5
17.4

Top Five Market Sectors as of November 30, 2021

% of fund's net assets
Industrials	18.9
Information Technology	17.2
Health Care	15.8
Financials	14.8
Consumer Discretionary	14.5

Asset Allocation (% of fund's net assets)

As of November 30, 2021*
Stocks	99.5%
Short-Term Investments and Net Other Assets (Liabilities)	0.5%

 * Foreign investments - 14.4%

Schedule of Investments November 30, 2021

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value
COMMUNICATION SERVICES - 3.1%
Interactive Media & Services - 0.8%
Ziff Davis, Inc. (a)	37,284	$4,245,529
Media - 2.3%
Gray Television, Inc.	159,400	3,286,828
TechTarget, Inc. (a)	85,800	8,290,854
		11,577,682

TOTAL COMMUNICATION SERVICES		15,823,211

CONSUMER DISCRETIONARY - 14.5%
Auto Components - 2.0%
Adient PLC (a)	116,300	4,936,935
Patrick Industries, Inc.	66,981	5,343,074
		10,280,009
Hotels, Restaurants & Leisure - 1.9%
Brinker International, Inc. (a)	68,000	2,352,800
Churchill Downs, Inc.	19,900	4,461,978
Lindblad Expeditions Holdings (a)	187,300	2,624,073
		9,438,851
Household Durables - 3.4%
Skyline Champion Corp. (a)	114,591	8,966,746
Tempur Sealy International, Inc.	77,600	3,324,384
TopBuild Corp. (a)	17,400	4,694,346
Traeger, Inc.	5,709	73,703
		17,059,179
Internet & Direct Marketing Retail - 0.1%
BARK, Inc. (b)	111,800	599,248
Leisure Products - 1.0%
Clarus Corp.	107,490	2,836,661
YETI Holdings, Inc. (a)	23,600	2,174,976
		5,011,637
Specialty Retail - 4.2%
Academy Sports & Outdoors, Inc. (a)	43,250	1,929,815
American Eagle Outfitters, Inc. (c)	128,600	3,329,454
Boot Barn Holdings, Inc. (a)	36,500	4,465,410
Lithia Motors, Inc. Class A (sub. vtg.)	7,600	2,214,108
Murphy U.S.A., Inc.	30,900	5,355,897
Musti Group OYJ	123,279	4,155,174
		21,449,858
Textiles, Apparel & Luxury Goods - 1.9%
Crocs, Inc. (a)	59,182	9,707,032

TOTAL CONSUMER DISCRETIONARY		73,545,814

CONSUMER STAPLES - 2.3%
Food & Staples Retailing - 1.6%
BJ's Wholesale Club Holdings, Inc. (a)	120,220	7,952,553
Food Products - 0.7%
Nomad Foods Ltd. (a)	159,300	3,805,677

TOTAL CONSUMER STAPLES		11,758,230

ENERGY - 2.2%
Oil, Gas & Consumable Fuels - 2.2%
Antero Resources Corp. (a)	210,800	3,701,648
Enviva Partners LP	47,400	3,319,422
Hess Midstream LP (c)	71,899	1,780,219
Renewable Energy Group, Inc. (a)	48,100	2,298,218
		11,099,507
FINANCIALS - 14.8%
Banks - 6.0%
ConnectOne Bancorp, Inc.	243,176	7,903,220
First Citizens Bancshares, Inc. (c)	8,000	6,431,840
First Interstate Bancsystem, Inc. (c)	104,200	4,251,360
Independent Bank Corp., Massachusetts	39,800	3,146,588
ServisFirst Bancshares, Inc.	67,900	5,458,481
Trico Bancshares	83,100	3,503,496
		30,694,985
Capital Markets - 3.5%
LPL Financial	47,300	7,454,953
Morningstar, Inc.	23,964	7,436,748
Patria Investments Ltd.	177,900	3,038,532
		17,930,233
Consumer Finance - 1.0%
PROG Holdings, Inc.	113,108	5,103,433
Insurance - 2.4%
Enstar Group Ltd. (a)	15,441	3,444,887
Old Republic International Corp.	143,400	3,435,864
Primerica, Inc.	35,700	5,253,255
		12,134,006
Thrifts & Mortgage Finance - 1.9%
Essent Group Ltd.	125,200	5,205,816
WSFS Financial Corp.	88,619	4,406,137
		9,611,953

TOTAL FINANCIALS		75,474,610

HEALTH CARE - 15.8%
Biotechnology - 4.7%
ADC Therapeutics SA (a)	19,518	434,471
Agios Pharmaceuticals, Inc. (a)	33,600	1,196,832
Allakos, Inc. (a)	16,900	1,324,115
Aurinia Pharmaceuticals, Inc. (a)	56,100	1,056,924
Avid Bioservices, Inc. (a)(c)	109,615	3,349,834
Bolt Biotherapeutics, Inc. (c)	52,200	483,894
Celldex Therapeutics, Inc. (a)	16,700	636,270
Cerevel Therapeutics Holdings (a)	38,200	1,191,458
Cytokinetics, Inc. (a)	54,300	2,136,162
Erasca, Inc.	58,700	831,779
Exelixis, Inc. (a)	49,200	826,068
Forma Therapeutics Holdings, Inc. (a)	44,400	643,356
Instil Bio, Inc.	59,000	1,296,820
Keros Therapeutics, Inc. (a)	13,800	769,902
Mirati Therapeutics, Inc. (a)	6,900	943,713
Prelude Therapeutics, Inc. (a)	39,165	559,668
PTC Therapeutics, Inc. (a)	32,400	1,203,984
Relay Therapeutics, Inc. (a)	51,000	1,500,420
TG Therapeutics, Inc. (a)	54,200	823,840
Xenon Pharmaceuticals, Inc. (a)	53,100	1,417,770
Zentalis Pharmaceuticals, Inc. (a)	13,530	1,110,137
		23,737,417
Health Care Equipment & Supplies - 3.5%
Axonics Modulation Technologies, Inc. (a)	42,700	2,323,307
BioLife Solutions, Inc. (a)	43,100	1,644,696
CryoPort, Inc. (a)(c)	41,400	2,750,616
Envista Holdings Corp. (a)	108,100	4,194,280
Heska Corp. (a)	11,900	1,915,424
Tandem Diabetes Care, Inc. (a)	32,200	4,138,344
TransMedics Group, Inc. (a)	37,300	822,092
		17,788,759
Health Care Providers & Services - 3.4%
Acadia Healthcare Co., Inc. (a)	72,700	4,083,559
Chemed Corp.	11,400	5,306,586
LHC Group, Inc. (a)	18,924	2,170,961
The Ensign Group, Inc.	44,600	3,404,318
The Joint Corp. (a)	27,342	2,185,173
		17,150,597
Health Care Technology - 0.6%
Phreesia, Inc. (a)	56,200	3,241,616
Life Sciences Tools & Services - 2.8%
Charles River Laboratories International, Inc. (a)	9,200	3,366,004
Medpace Holdings, Inc. (a)	23,200	4,811,912
Olink Holding AB ADR (c)	71,728	1,503,419
Syneos Health, Inc. (a)	50,000	4,858,000
		14,539,335
Pharmaceuticals - 0.8%
Arvinas Holding Co. LLC (a)	21,500	1,625,615
Edgewise Therapeutics, Inc.	42,600	742,092
Nektar Therapeutics (a)	38,800	436,888
NGM Biopharmaceuticals, Inc. (a)	39,700	715,394
Terns Pharmaceuticals, Inc.	81,997	619,077
		4,139,066

TOTAL HEALTH CARE		80,596,790

INDUSTRIALS - 18.9%
Aerospace & Defense - 0.4%
Vectrus, Inc. (a)	50,400	2,108,736
Building Products - 1.8%
Gibraltar Industries, Inc. (a)	50,473	3,427,117
Masonite International Corp. (a)	53,300	5,703,100
		9,130,217
Commercial Services & Supplies - 1.2%
Tetra Tech, Inc.	32,600	6,020,568
Construction & Engineering - 0.9%
EMCOR Group, Inc.	37,200	4,439,448
Electrical Equipment - 2.7%
Array Technologies, Inc. (a)	208,788	3,761,316
Atkore, Inc. (a)	95,000	10,117,500
		13,878,816
Machinery - 4.5%
ESCO Technologies, Inc.	35,200	2,877,248
ITT, Inc.	46,900	4,435,802
Kornit Digital Ltd. (a)	19,200	2,974,272
Luxfer Holdings PLC sponsored	193,200	3,666,936
Oshkosh Corp.	45,900	4,938,840
SPX Flow, Inc.	48,710	4,067,772
		22,960,870
Professional Services - 5.6%
ASGN, Inc. (a)	37,900	4,611,672
Booz Allen Hamilton Holding Corp. Class A	33,500	2,811,990
FTI Consulting, Inc. (a)	17,800	2,600,402
Insperity, Inc.	38,000	4,398,120
KBR, Inc.	183,500	8,074,000
TriNet Group, Inc. (a)	59,600	5,977,880
		28,474,064
Road & Rail - 0.6%
TFI International, Inc.	30,100	3,062,675
Trading Companies & Distributors - 1.2%
GMS, Inc. (a)	104,500	5,838,415

TOTAL INDUSTRIALS		95,913,809

INFORMATION TECHNOLOGY - 17.2%
Communications Equipment - 0.9%
Extreme Networks, Inc. (a)	353,000	4,765,500
Electronic Equipment & Components - 4.6%
Advanced Energy Industries, Inc.	40,900	3,586,521
ePlus, Inc. (a)	35,226	3,715,991
Insight Enterprises, Inc. (a)	68,798	6,784,859
Napco Security Technolgies, Inc. (a)	78,641	3,654,447
TD SYNNEX Corp.	52,513	5,432,995
		23,174,813
IT Services - 4.3%
Concentrix Corp.	47,613	7,903,758
Endava PLC ADR (a)	29,601	4,633,741
Genpact Ltd.	62,700	3,026,529
Grid Dynamics Holdings, Inc. (a)	112,700	4,421,221
Repay Holdings Corp. (a)	124,200	2,031,912
		22,017,161
Semiconductors & Semiconductor Equipment - 5.2%
AEHR Test Systems (a)	80,000	1,393,600
Ichor Holdings Ltd. (a)	79,500	3,807,255
MACOM Technology Solutions Holdings, Inc. (a)	62,100	4,465,611
SiTime Corp. (a)	15,000	4,477,200
Synaptics, Inc. (a)	44,052	12,433,235
		26,576,901
Software - 2.2%
Digital Turbine, Inc. (a)	38,900	2,064,034
Five9, Inc. (a)	12,000	1,707,960
Intapp, Inc.	50,712	1,389,002
Rapid7, Inc. (a)	46,900	5,818,414
		10,979,410

TOTAL INFORMATION TECHNOLOGY		87,513,785

MATERIALS - 4.4%
Chemicals - 1.3%
Element Solutions, Inc.	286,400	6,549,968
Construction Materials - 1.3%
Eagle Materials, Inc.	44,300	6,831,946
Containers & Packaging - 0.4%
Aptargroup, Inc.	16,600	1,985,194
Metals & Mining - 1.4%
Constellium NV (a)(c)	307,300	5,399,261
ERO Copper Corp. (a)	90,300	1,461,822
		6,861,083

TOTAL MATERIALS		22,228,191

REAL ESTATE - 4.0%
Equity Real Estate Investment Trusts (REITs) - 3.0%
CoreSite Realty Corp.	21,000	3,592,050
Essential Properties Realty Trust, Inc.	155,892	4,213,761
Lamar Advertising Co. Class A	37,800	4,130,028
Summit Industrial Income REIT	177,100	3,122,073
		15,057,912
Real Estate Management & Development - 1.0%
Cushman & Wakefield PLC (a)	301,933	5,338,175

TOTAL REAL ESTATE		20,396,087

UTILITIES - 1.6%
Gas Utilities - 1.1%
Brookfield Infrastructure Corp. A Shares	51,438	3,044,615
Star Gas Partners LP	234,178	2,306,653
		5,351,268
Multi-Utilities - 0.5%
Telecom Plus PLC	141,451	2,693,918

TOTAL UTILITIES		8,045,186

TOTAL COMMON STOCKS
(Cost $319,425,807)		502,395,220

Money Market Funds - 4.7%
Fidelity Cash Central Fund 0.06% (d)	1,448,609	1,448,899
Fidelity Securities Lending Cash Central Fund 0.07% (d)(e)	22,493,485	22,495,735
TOTAL MONEY MARKET FUNDS
(Cost $23,944,634)		23,944,634

Equity Funds - 0.7%
Small Blend Funds - 0.7%
iShares Russell 2000 Index ETF
(Cost $2,733,424)	15,000	3,272,550
TOTAL INVESTMENT IN SECURITIES - 104.2%
(Cost $346,103,865)		529,612,404
NET OTHER ASSETS (LIABILITIES) - (4.2)%		(21,167,274)
NET ASSETS - 100%		$508,445,130

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $599,248 or 0.1% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
BARK, Inc.	12/17/20	$1,118,000

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$10,753,692	$149,694,415	$158,999,230	$2,541	$22	$--	$1,448,899	0.0%
Fidelity Securities Lending Cash Central Fund 0.07%	7,225,210	163,822,889	148,552,364	35,636	--	--	22,495,735	0.1%
Total	$17,978,902	$313,517,304	$307,551,594	$38,177	$22	$--	$23,944,634

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$15,823,211	$15,823,211	$--	$--
Consumer Discretionary	73,545,814	73,545,814	--	--
Consumer Staples	11,758,230	11,758,230	--	--
Energy	11,099,507	11,099,507	--	--
Financials	75,474,610	75,474,610	--	--
Health Care	80,596,790	80,596,790	--	--
Industrials	95,913,809	95,913,809	--	--
Information Technology	87,513,785	87,513,785	--	--
Materials	22,228,191	22,228,191	--	--
Real Estate	20,396,087	20,396,087	--	--
Utilities	8,045,186	8,045,186	--	--
Money Market Funds	23,944,634	23,944,634	--	--
Equity Funds	3,272,550	3,272,550	--	--
Total Investments in Securities:	$529,612,404	$529,612,404	$--	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	85.6%
Canada	3.7%
United Kingdom	3.1%
Bermuda	2.3%
France	1.1%
Ireland	1.0%
Others (Individually Less Than 1%)	3.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		November 30, 2021
Assets
Investment in securities, at value (including securities loaned of $21,780,016) — See accompanying schedule: Unaffiliated issuers (cost $322,159,231)	$505,667,770
Fidelity Central Funds (cost $23,944,634)	23,944,634
Total Investment in Securities (cost $346,103,865)		$529,612,404
Cash		48,889
Foreign currency held at value (cost $26)		26
Receivable for investments sold		12,778,102
Receivable for fund shares sold		19,717
Dividends receivable		198,714
Distributions receivable from Fidelity Central Funds		2,757
Total assets		542,660,609
Liabilities
Payable for investments purchased	$375,817
Payable for fund shares redeemed	11,329,999
Accrued management fee	337
Other payables and accrued expenses	14,101
Collateral on securities loaned	22,495,225
Total liabilities		34,215,479
Net Assets		$508,445,130
Net Assets consist of:
Paid in capital		$234,381,518
Total accumulated earnings (loss)		274,063,612
Net Assets		$508,445,130
Net Asset Value, offering price and redemption price per share ($508,445,130 ÷ 29,845,087 shares)		$17.04

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended November 30, 2021
Investment Income
Dividends		$3,490,652
Income from Fidelity Central Funds (including $35,636 from security lending)		38,177
Total income		3,528,829
Expenses
Custodian fees and expenses	$27,497
Independent trustees' fees and expenses	1,925
Interest	783
Total expenses before reductions	30,205
Expense reductions	(11,969)
Total expenses after reductions		18,236
Net investment income (loss)		3,510,593
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	89,409,351
Fidelity Central Funds	22
Foreign currency transactions	(2,554)
Total net realized gain (loss)		89,406,819
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	63,750,950
Assets and liabilities in foreign currencies	(2,251)
Total change in net unrealized appreciation (depreciation)		63,748,699
Net gain (loss)		153,155,518
Net increase (decrease) in net assets resulting from operations		$156,666,111

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended November 30, 2021	Year ended November 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,510,593	$3,630,117
Net realized gain (loss)	89,406,819	12,321,978
Change in net unrealized appreciation (depreciation)	63,748,699	39,271,562
Net increase (decrease) in net assets resulting from operations	156,666,111	55,223,657
Distributions to shareholders	(15,797,916)	(13,815,486)
Share transactions
Proceeds from sales of shares	48,457,272	59,908,236
Reinvestment of distributions	15,797,916	13,815,486
Cost of shares redeemed	(163,890,152)	(117,391,491)
Net increase (decrease) in net assets resulting from share transactions	(99,634,964)	(43,667,769)
Total increase (decrease) in net assets	41,233,231	(2,259,598)
Net Assets
Beginning of period	467,211,899	469,471,497
End of period	$508,445,130	$467,211,899
Other Information
Shares
Sold	3,108,160	5,657,093
Issued in reinvestment of distributions	1,196,812	1,196,146
Redeemed	(10,736,498)	(10,636,521)
Net increase (decrease)	(6,431,526)	(3,783,282)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Series Small Cap Fund

Years ended November 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$12.88	$11.72	$11.41	$12.72	$10.93
Income from Investment Operations
Net investment income (loss)A	.11	.09	.09	.10	.08
Net realized and unrealized gain (loss)	4.49	1.42	1.32	(.58)	1.81
Total from investment operations	4.60	1.51	1.41	(.48)	1.89
Distributions from net investment income	(.12)	(.07)	(.11)B	(.07)	(.10)
Distributions from net realized gain	(.32)	(.28)	(.99)B	(.76)	–
Total distributions	(.44)	(.35)	(1.10)	(.83)	(.10)
Net asset value, end of period	$17.04	$12.88	$11.72	$11.41	$12.72
Total ReturnC	36.69%	13.21%	15.27%	(4.02)%	17.37%
Ratios to Average Net AssetsD,E
Expenses before reductions	.01%	.01%	.01%	.01%	.41%
Expenses net of fee waivers, if any	- %F	.01%	.01%	.01%	.41%
Expenses net of all reductions	- %F	.01%	.01%	- %F	.40%
Net investment income (loss)	.68%	.85%	.89%	.83%	.72%
Supplemental Data
Net assets, end of period (000 omitted)	$508,445	$467,212	$469,471	$441,154	$463,095
Portfolio turnover rateG	51%	58%	76%	82%	88%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount represents less than .005%.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2021

1. Organization.

Fidelity Advisor Series Small Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$199,521,399
Gross unrealized depreciation	(16,545,148)
Net unrealized appreciation (depreciation)	$182,976,251
Tax Cost	$346,636,153

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$22,486,405
Undistributed long-term capital gain	$69,427,658
Net unrealized appreciation (depreciation) on securities and other investments	$182,149,548

The tax character of distributions paid was as follows:

	November 30, 2021	November 30, 2020
Ordinary Income	$4,292,128	$ 2,659,878
Long-term Capital Gains	11,505,788	11,155,608
Total	$15,797,916	$ 13,815,486

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Series Small Cap Fund	255,827,393	367,065,767

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Series Small Cap Fund	$8,159

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Series Small Cap Fund	Borrower	$8,388,364.31%		$783

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Advisor Series Small Cap Fund	14,073,560	24,173,392	7,063,052

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Advisor Series Small Cap Fund	8,297

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Series Small Cap Fund	$3,118	$–	$–

8. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .003% of average net assets. This reimbursement will remain in place through March 31, 2025. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $11,969.

9. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Series Small Cap Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Advisor Series Small Cap Fund (one of the funds constituting Fidelity Advisor Series I, referred to hereafter as the “Fund”) as of November 30, 2021, the related statement of operations for the year ended November 30, 2021, the statement of changes in net assets for each of the two years in the period ended November 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2021 and the financial highlights for each of the five years in the period ended November 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

January 13, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 314 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2021 to November 30, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2021	Ending Account Value November 30, 2021	Expenses Paid During Period-B June 1, 2021 to November 30, 2021
Fidelity Advisor Series Small Cap Fund	- %-C
Actual		$1,000.00	$1,070.40	$--D
Hypothetical-E		$1,000.00	$1,025.07	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Series Small Cap Fund voted to pay on December 16, 2021, to shareholders of record at the opening of business on December 15, 2021, a distribution of $2.965 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.116 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30,2021, $70,293,711, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 59% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 74% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 6% of the dividend distributed during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

AXS5-ANN-0122
1.967941.108

Fidelity Advisor® Series Growth Opportunities Fund

Annual Report

November 30, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2021	Past 1 year	Past 5 years	Life of fundA
Fidelity Advisor® Series Growth Opportunities Fund	21.11%	34.14%	23.01%

 A From November 7, 2013

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Series Growth Opportunities Fund on November 7, 2013, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Period Ending Values
$53,175	Fidelity Advisor® Series Growth Opportunities Fund
$39,859	Russell 3000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 27.92% for the 12 months ending November 30, 2021, with U.S. equities rising on the prospect of a surge in economic growth amid strong corporate earnings, widespread COVID-19 vaccination, fiscal stimulus and fresh spending programs. After the index closed 2020 at an all-time high, investors were hopeful as the new year began. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. A flattish May reflected concerns about inflation and jobs, but the rally resumed through August amid strong earnings. In early September, sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. In addition, the Fed signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The index returned -4.65% in September, its first monthly decline since January, but sharply reversed course with a 7.01% gain in October, driven by strength in earnings and notable improvement in the economy. By sector, energy gained about 57% to lead by a wide margin, followed by financials (+39%), whereas the defensive utilities (+8%) and consumer staples (+9%) groups notably lagged.

Comments from Portfolio Manager Kyle Weaver:  For the fiscal year ending November 30, 2021, the fund gained 21.11%, trailing the 29.39% result of the benchmark Russell 3000® Growth Index. The largest detractors from performance versus the benchmark were security selection and an overweighting in the health care sector, primarily within the health care equipment & services industry. Weak picks in the industrials sector, especially within the transportation industry, also hurt. Also hurting performance was security selection in communication services. The fund's biggest individual relative detractor was an overweighting in Wix.com, which returned -40% the past year. We added to our stake in this company. Another notable relative detractor was an out-of-benchmark stake in T-Mobile (-18%). Also hurting performance was our outsized stake in Uber Technologies, which returned -24%. Uber Technologies was one of our largest holdings. In contrast, the largest contributor to performance versus the benchmark was an overweighting in energy. Also lifting the fund's relative performance were underweighted allocations to consumer staples and industrials. Lastly, the fund's position in cash was a notable contributor. Our non-benchmark stake in Rivian Automotive was the fund's largest individual relative contributor, driven by an increase of about 749%. The fund's non-benchmark stake in Sea Limited, one of the fund's biggest holdings, gained roughly 60% and lifted relative performance. Another notable relative contributor was an underweighting in Visa (-7%). This period we decreased our stake. Notable changes in positioning include increased exposure to the communication services sector and a lower allocation to health care.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2021

% of fund's net assets
Microsoft Corp.	7.4
Alphabet, Inc. Class C	5.2
Amazon.com, Inc.	4.9
Apple, Inc.	3.7
NVIDIA Corp.	3.5
Sea Ltd. ADR	2.7
Meta Platforms, Inc. Class A	2.5
Alphabet, Inc. Class A	2.3
Uber Technologies, Inc.	1.9
Salesforce.com, Inc.	1.9
36.0

Top Five Market Sectors as of November 30, 2021

% of fund's net assets
Information Technology	40.0
Communication Services	20.0
Consumer Discretionary	16.6
Health Care	11.9
Industrials	4.4

Asset Allocation (% of fund's net assets)

As of November 30, 2021*,**
Stocks	97.1%
Convertible Securities	2.5%
Other Investments	0.5%
Short-Term Investments and Net Other Assets (Liabilities)	(0.1)%

 * Foreign investments - 11.9%

 ** Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Schedule of Investments November 30, 2021

Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value
COMMUNICATION SERVICES - 20.0%
Entertainment - 5.7%
Netflix, Inc. (a)	8,957	$5,749,498
Roblox Corp. (a)	32,300	4,073,030
Roku, Inc. Class A (a)	57,296	13,041,143
Sea Ltd. ADR (a)	72,740	20,954,212
		43,817,883
Interactive Media & Services - 11.7%
Alphabet, Inc.:
Class A (a)	6,235	17,694,618
Class C (a)	14,153	40,322,463
Match Group, Inc. (a)	4,416	574,036
Meta Platforms, Inc. Class A (a)	60,689	19,691,153
NerdWallet, Inc.	11,700	211,536
Snap, Inc. Class A (a)	117,238	5,581,701
Taboola.com Ltd.	16,900	132,834
Zoominfo Technologies, Inc. (a)	106,684	6,582,403
		90,790,744
Media - 1.2%
Comcast Corp. Class A	53,068	2,652,339
Integral Ad Science Holding Corp.	300	6,732
Magnite, Inc. (a)(b)	200,402	3,533,087
TechTarget, Inc. (a)	33,300	3,217,779
		9,409,937
Wireless Telecommunication Services - 1.4%
T-Mobile U.S., Inc. (a)	100,024	10,883,611

TOTAL COMMUNICATION SERVICES		154,902,175

CONSUMER DISCRETIONARY - 16.1%
Automobiles - 2.4%
Neutron Holdings, Inc. (a)(c)(d)	77,208	5,405
Rad Power Bikes, Inc. (c)(d)	13,874	132,966
Rivian Automotive, Inc.	82,882	8,933,353
Tesla, Inc. (a)	8,420	9,638,879
		18,710,603
Diversified Consumer Services - 0.1%
Arco Platform Ltd. Class A (a)(b)	28,007	524,291
Rover Group, Inc. Class A	42,336	436,908
The Beachbody Co., Inc. (c)	28,159	73,213
		1,034,412
Hotels, Restaurants & Leisure - 0.9%
Airbnb, Inc. Class A	34,827	6,009,051
Sweetgreen, Inc.	34,554	1,187,345
		7,196,396
Household Durables - 0.1%
Lovesac (a)	4,778	302,352
Purple Innovation, Inc. (a)	24,669	254,584
		556,936
Internet & Direct Marketing Retail - 8.4%
Amazon.com, Inc. (a)	10,774	37,785,172
BARK, Inc.	10,900	58,424
Cazoo Group Ltd. (c)	9,100	73,710
Cazoo Group Ltd.	68,058	523,706
Cazoo Group Ltd. Class A	25,600	207,360
Chewy, Inc. (a)(b)	74,985	5,118,476
Doordash, Inc.	3,672	656,443
FSN E-Commerce Ventures Private Ltd. (a)(c)	101,220	2,795,859
Global-e Online Ltd. (b)	118,831	7,895,132
Porch Group, Inc. Class A (a)	73,900	1,554,856
thredUP, Inc. (a)	11,200	209,664
Vivid Seats, Inc. (c)	86,751	955,996
Wayfair LLC Class A (a)	27,986	6,936,050
Zomato Ltd. (a)(c)	388,600	670,956
		65,441,804
Multiline Retail - 0.1%
Ollie's Bargain Outlet Holdings, Inc. (a)	6,000	371,340
Specialty Retail - 3.0%
Academy Sports & Outdoors, Inc. (a)	23,312	1,040,181
American Eagle Outfitters, Inc.	12,900	333,981
Auto1 Group SE (e)	129,968	3,655,438
Carvana Co. Class A (a)(b)	51,116	14,333,949
Dick's Sporting Goods, Inc. (b)	31,894	3,749,459
		23,113,008
Textiles, Apparel & Luxury Goods - 1.1%
Allbirds, Inc.:
Class A (b)	1,600	30,784
Class B	10,500	181,818
Bombas LLC (c)(d)	174,908	1,393,863
Capri Holdings Ltd. (a)	9,500	562,590
lululemon athletica, Inc. (a)	12,301	5,589,697
Tapestry, Inc.	23,796	954,696
		8,713,448

TOTAL CONSUMER DISCRETIONARY		125,137,947

CONSUMER STAPLES - 0.4%
Food & Staples Retailing - 0.4%
BJ's Wholesale Club Holdings, Inc. (a)	45,100	2,983,365
Blink Health, Inc. Series A1 (c)(d)	1,597	60,973
		3,044,338
Tobacco - 0.0%
JUUL Labs, Inc. Class B (a)(c)(d)	709	34,812

TOTAL CONSUMER STAPLES		3,079,150

ENERGY - 1.2%
Oil, Gas & Consumable Fuels - 1.2%
Reliance Industries Ltd. (a)	27,892	893,361
Reliance Industries Ltd.	268,106	8,587,246
		9,480,607
FINANCIALS - 1.7%
Banks - 0.9%
Starling Bank Ltd. Series D (a)(c)(d)	220,300	379,229
Wells Fargo & Co.	148,200	7,080,996
		7,460,225
Capital Markets - 0.1%
Coinbase Global, Inc.	400	126,000
XP, Inc. Class A (a)	27,147	778,576
		904,576
Consumer Finance - 0.4%
Capital One Financial Corp.	11,762	1,652,914
LendingTree, Inc. (a)	10,576	1,199,107
		2,852,021
Diversified Financial Services - 0.2%
Ion Acquisition Corp. 2 Ltd. (c)	35,509	254,067
Local Bounti Corp. (c)	68,878	407,276
The Oncology Institute, Inc. (c)	28,268	165,113
WeWork, Inc. (c)	69,684	575,276
		1,401,732
Insurance - 0.1%
Palomar Holdings, Inc. (a)(b)	8,183	598,014

TOTAL FINANCIALS		13,216,568

HEALTH CARE - 11.9%
Biotechnology - 3.6%
ADC Therapeutics SA (a)	9,700	215,922
Agios Pharmaceuticals, Inc. (a)	27,541	981,010
Allakos, Inc. (a)	4,866	381,251
Alnylam Pharmaceuticals, Inc. (a)	20,463	3,761,099
Applied Therapeutics, Inc. (a)	12,528	143,821
Arcutis Biotherapeutics, Inc. (a)	7,700	127,589
Argenx SE ADR (a)	4,190	1,169,890
Ascendis Pharma A/S sponsored ADR (a)	8,116	1,112,054
Aurinia Pharmaceuticals, Inc.(a)(b)	44,053	829,959
Celldex Therapeutics, Inc. (a)	22,700	864,870
Cullinan Oncology, Inc.	6,200	111,600
Cytokinetics, Inc. (a)	31,141	1,225,087
Erasca, Inc.	25,229	357,495
Exelixis, Inc. (a)	38,009	638,171
Forma Therapeutics Holdings, Inc. (a)	14,988	217,176
Fusion Pharmaceuticals, Inc. (a)	8,800	51,040
Generation Bio Co. (a)	5,400	92,718
Gritstone Bio, Inc. (a)	27,836	367,435
Icosavax, Inc.	7,400	156,584
Imago BioSciences, Inc.	3,100	69,347
Instil Bio, Inc.	33,800	742,924
Keros Therapeutics, Inc. (a)	9,900	552,321
Mirati Therapeutics, Inc. (a)	4,997	683,440
Moderna, Inc. (a)	220	77,535
Monte Rosa Therapeutics, Inc.	9,177	177,942
Morphic Holding, Inc. (a)	17,000	810,900
Neurocrine Biosciences, Inc. (a)	5,935	494,089
Nuvalent, Inc. Class A	16,700	356,211
ORIC Pharmaceuticals, Inc. (a)	4,000	55,360
Poseida Therapeutics, Inc. (a)	3,100	21,545
Prelude Therapeutics, Inc. (a)	10,798	154,303
Protagonist Therapeutics, Inc. (a)	18,349	616,893
PTC Therapeutics, Inc. (a)	1,500	55,740
Regeneron Pharmaceuticals, Inc. (a)	10,242	6,519,340
Relay Therapeutics, Inc. (a)	27,923	821,495
Repare Therapeutics, Inc. (a)	2,900	68,063
Tenaya Therapeutics, Inc.	10,000	196,500
TG Therapeutics, Inc. (a)	21,300	323,760
Vaxcyte, Inc. (a)	17,702	360,767
Zentalis Pharmaceuticals, Inc. (a)	20,200	1,657,410
		27,620,656
Health Care Equipment & Supplies - 2.9%
Boston Scientific Corp. (a)	150,901	5,744,801
DexCom, Inc. (a)	4,783	2,690,868
Hologic, Inc. (a)	21,699	1,621,566
Insulet Corp. (a)	12,945	3,733,856
Novocure Ltd. (a)	16,190	1,516,032
Penumbra, Inc. (a)	15,695	3,855,477
TransMedics Group, Inc. (a)(b)	155,799	3,433,810
		22,596,410
Health Care Providers & Services - 4.4%
agilon health, Inc.	192,783	4,241,226
Alignment Healthcare, Inc.	34,100	552,761
Cano Health, Inc. (a)(b)	239,692	2,238,723
CareMax, Inc. Class A (a)	37,916	254,037
Centene Corp. (a)	46,787	3,341,060
Humana, Inc.	15,619	6,555,450
LifeStance Health Group, Inc.(b)	413,726	3,284,984
Oak Street Health, Inc. (a)(b)	167,702	5,190,377
Surgery Partners, Inc. (a)	8,800	390,368
UnitedHealth Group, Inc.	18,991	8,436,182
		34,485,168
Health Care Technology - 0.2%
GoodRx Holdings, Inc. (a)(b)	21,265	848,899
Inspire Medical Systems, Inc. (a)	3,745	836,146
Sema4 Holdings Corp. (c)	7,600	50,692
		1,735,737
Life Sciences Tools & Services - 0.6%
10X Genomics, Inc. (a)	760	116,136
Danaher Corp.	8,697	2,797,303
Olink Holding AB ADR	9,934	208,217
Sartorius Stedim Biotech	2,269	1,341,704
		4,463,360
Pharmaceuticals - 0.2%
Arvinas Holding Co. LLC (a)	9,439	713,683
Cyteir Therapeutics, Inc.	4,000	66,440
IMARA, Inc. (a)	32,483	109,793
Nabriva Therapeutics PLC (a)(b)	23,635	18,409
Nabriva Therapeutics PLC warrants 6/1/22 (a)	380,833	4
Nuvation Bio, Inc. (a)	10,498	94,167
Terns Pharmaceuticals, Inc.	23,100	174,405
		1,176,901

TOTAL HEALTH CARE		92,078,232

INDUSTRIALS - 3.5%
Aerospace & Defense - 0.0%
Space Exploration Technologies Corp. Class A (a)(c)(d)	300	168,000
Building Products - 0.2%
The AZEK Co., Inc. (a)	26,056	1,021,916
View, Inc. (c)	47,232	189,353
		1,211,269
Electrical Equipment - 0.4%
ESS Tech, Inc. (c)	72,010	1,091,132
FREYR Battery SA	29,029	305,675
Sunrun, Inc. (a)	44,087	2,029,765
		3,426,572
Machinery - 0.1%
AutoStore Holdings Ltd.	81,700	408,295
Marine - 0.1%
Golden Ocean Group Ltd. (b)	71,900	676,579
Professional Services - 0.1%
HireRight Holdings Corp.	35,700	662,592
Road & Rail - 2.6%
Bird Global, Inc. (c)	21,823	140,758
Bird Global, Inc.	98,426	571,363
Bird Global, Inc.:
rights 11/4/26 (a)(d)	3,816	17,363
rights 11/4/26 (a)(d)	3,816	11,601
rights 11/4/26 (a)(d)	3,815	7,249
Lyft, Inc. (a)	108,072	4,388,804
TuSimple Holdings, Inc. (b)	13,200	527,868
Uber Technologies, Inc. (a)	390,576	14,841,888
		20,506,894

TOTAL INDUSTRIALS		27,060,201

INFORMATION TECHNOLOGY - 39.3%
Electronic Equipment & Components - 0.5%
Flex Ltd. (a)	83,590	1,429,389
Jabil, Inc.	35,000	2,046,100
		3,475,489
IT Services - 7.4%
Cyxtera Technologies, Inc. (c)	33,716	334,126
Dlocal Ltd.	93,643	3,108,948
EPAM Systems, Inc. (a)	1,895	1,153,202
Flywire Corp.	15,239	619,313
Global Payments, Inc.	33,871	4,032,004
GoDaddy, Inc. (a)	91,984	6,454,517
Marqeta, Inc. Class A	24,622	484,069
MasterCard, Inc. Class A	7,201	2,267,739
MongoDB, Inc. Class A (a)	6,367	3,171,403
Nuvei Corp. (a)(e)	43,685	4,301,645
Payoneer Global, Inc. (c)	15,500	120,125
PayPal Holdings, Inc. (a)	30,261	5,594,956
Remitly Global, Inc.	30,000	721,800
Repay Holdings Corp. (a)	97,830	1,600,499
Snowflake Computing, Inc. (a)	1,439	489,476
Square, Inc. (a)	29,379	6,120,527
TaskUs, Inc. (b)	37,915	1,689,113
TDCX, Inc. ADR	19,500	370,500
Thoughtworks Holding, Inc.	2,100	61,320
Thoughtworks Holding, Inc.	34,864	916,226
Toast, Inc.	1,900	75,981
Twilio, Inc. Class A (a)	12,247	3,504,479
Visa, Inc. Class A	11,826	2,291,524
Wix.com Ltd. (a)	54,449	8,319,807
		57,803,299
Semiconductors & Semiconductor Equipment - 9.0%
Applied Materials, Inc.	42,766	6,294,728
Cirrus Logic, Inc. (a)	2,300	184,414
GlobalFoundries, Inc.	17,200	1,190,928
Lam Research Corp.	7,019	4,771,867
Marvell Technology, Inc.	57,551	4,095,905
Micron Technology, Inc.	116,260	9,765,840
NVIDIA Corp.	83,976	27,439,998
NXP Semiconductors NV	41,528	9,275,694
ON Semiconductor Corp. (a)	80,742	4,959,981
SolarEdge Technologies, Inc. (a)	4,276	1,401,502
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	5,213	610,703
		69,991,560
Software - 18.5%
Adobe, Inc. (a)	11,340	7,596,099
Alkami Technology, Inc. (a)	24,990	716,963
Anaplan, Inc. (a)	62,615	2,680,548
Autodesk, Inc. (a)	8,916	2,266,358
AvidXchange Holdings, Inc.	2,200	46,992
Braze, Inc.	900	68,580
BTRS Holdings, Inc. (a)	6,326	47,192
BTRS Holdings, Inc. (a)(c)	65,083	485,519
CCC Intelligent Solutions Holdings, Inc. (c)	6,302	80,981
Ceridian HCM Holding, Inc. (a)	25,713	2,813,002
Confluent, Inc.	4,100	319,882
Coupa Software, Inc. (a)	4,366	858,618
Digital Turbine, Inc. (a)	5,277	279,998
DocuSign, Inc. (a)	1,085	267,301
DoubleVerify Holdings, Inc.	69,407	2,143,288
DoubleVerify Holdings, Inc. (e)	44,033	1,359,739
Dynatrace, Inc. (a)	111,447	7,004,444
Elastic NV (a)	14,213	2,209,553
EngageSmart, Inc.	5,500	120,285
Epic Games, Inc. (a)(c)(d)	2,200	1,583,802
ForgeRock, Inc. (b)	2,300	61,617
Freshworks, Inc.	3,700	130,314
GitLab, Inc.	2,300	222,042
HubSpot, Inc. (a)	7,574	6,111,536
Intapp, Inc.	94,117	2,577,865
Intuit, Inc.	9,113	5,944,410
Latch, Inc. (b)	47,192	390,750
Lightspeed Commerce, Inc. (Canada) (a)	62,811	3,177,304
Matterport, Inc. (b)	76,900	2,490,022
Microsoft Corp.	173,183	57,252,560
RingCentral, Inc. (a)	4,913	1,061,110
Riskified Ltd.	1,539	14,605
Salesforce.com, Inc. (a)	50,979	14,526,976
SentinelOne, Inc.	2,527	136,382
ServiceNow, Inc. (a)	6,368	4,124,554
Stripe, Inc. Class B (a)(c)(d)	2,500	100,313
Synopsys, Inc. (a)	1,200	409,200
The Trade Desk, Inc. (a)	38,055	3,935,648
UiPath, Inc. Class A (a)	22,200	1,071,150
UserTesting, Inc.	11,000	93,500
Viant Technology, Inc.	40,942	401,232
Volue A/S	44,500	298,157
Workday, Inc. Class A (a)	9,662	2,649,610
Zoom Video Communications, Inc. Class A (a)	16,130	3,410,043
		143,540,044
Technology Hardware, Storage & Peripherals - 3.9%
Apple, Inc.	175,613	29,028,829
IonQ, Inc. (c)	20,600	490,692
Samsung Electronics Co. Ltd.	12,337	743,444
		30,262,965

TOTAL INFORMATION TECHNOLOGY		305,073,357

MATERIALS - 1.5%
Metals & Mining - 1.5%
Freeport-McMoRan, Inc.	316,573	11,738,527
UTILITIES - 1.3%
Electric Utilities - 0.7%
Edison International	10,926	713,249
NextEra Energy, Inc.	15,982	1,386,918
ORSTED A/S (e)	23,726	3,056,471
		5,156,638
Independent Power and Renewable Electricity Producers - 0.6%
NextEra Energy Partners LP	60,290	5,127,665

TOTAL UTILITIES		10,284,303

TOTAL COMMON STOCKS
(Cost $380,054,823)		752,051,067

Preferred Stocks - 2.7%
Convertible Preferred Stocks - 2.5%
COMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Starry, Inc. Series D (a)(c)	74,400	113,454
CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.0%
Rad Power Bikes, Inc.:
Series A (c)(d)	1,809	17,337
Series C(c)(d)	7,117	68,208
Series D (c)(d)	12,697	121,686
		207,231
Internet & Direct Marketing Retail - 0.3%
GoBrands, Inc. Series G (c)(d)	2,400	932,376
Instacart, Inc.:
Series H (c)(d)	10,566	1,079,211
Series I (c)(d)	3,119	318,575
		2,330,162
TOTAL CONSUMER DISCRETIONARY		2,537,393
CONSUMER STAPLES - 0.6%
Food & Staples Retailing - 0.1%
Blink Health, Inc. Series C (a)(c)(d)	15,631	596,792
Food Products - 0.1%
Bowery Farming, Inc. Series C1 (c)(d)	13,745	828,127
Tobacco - 0.4%
JUUL Labs, Inc.:
Series C (a)(c)(d)	70,175	3,445,593
Series D (a)(c)(d)	938	46,056
		3,491,649
TOTAL CONSUMER STAPLES		4,916,568
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Sonder Holdings, Inc.:
Series D1 (a)(c)	15,672	193,935
Series E (a)(c)	48,893	605,032
		798,967
INDUSTRIALS - 0.9%
Aerospace & Defense - 0.5%
Relativity Space, Inc. Series E (c)(d)	36,263	828,069
Space Exploration Technologies Corp.:
Series I (a)(c)(d)	3,290	1,842,400
Series N (a)(c)(d)	2,559	1,433,040
		4,103,509
Construction & Engineering - 0.2%
Beta Technologies, Inc. Series A (c)(d)	15,188	1,112,825
Road & Rail - 0.2%
Convoy, Inc. Series D (a)(c)(d)	93,888	1,548,955
Transportation Infrastructure - 0.0%
Delhivery Private Ltd. Series H (c)(d)	358	169,967
TOTAL INDUSTRIALS		6,935,256
INFORMATION TECHNOLOGY - 0.5%
Communications Equipment - 0.0%
Xsight Labs Ltd. Series D (c)(d)	17,400	139,130
Electronic Equipment & Components - 0.0%
Enevate Corp. Series E (c)(d)	285,844	316,911
IT Services - 0.2%
ByteDance Ltd. Series E1 (c)(d)	4,644	606,135
Yanka Industries, Inc.:
Series E (a)(c)(d)	19,716	628,483
Series F (c)(d)	13,160	419,499
		1,654,117
Semiconductors & Semiconductor Equipment - 0.1%
GaN Systems, Inc.:
Series F1 (c)(d)	10,622	90,075
Series F2 (c)(d)	5,609	47,564
SiMa.ai Series B (c)(d)	40,700	265,771
Tenstorrent, Inc. Series C1 (c)(d)	1,200	71,345
		474,755
Software - 0.2%
Databricks, Inc. Series G (c)(d)	2,200	484,995
Mountain Digital, Inc. Series D (c)(d)	28,106	645,463
Stripe, Inc. Series H (c)(d)	1,100	44,138
		1,174,596
TOTAL INFORMATION TECHNOLOGY		3,759,509
MATERIALS - 0.1%
Metals & Mining - 0.1%
Diamond Foundry, Inc. Series C (c)(d)	23,194	582,865

TOTAL CONVERTIBLE PREFERRED STOCKS		19,644,012

Nonconvertible Preferred Stocks - 0.2%
COMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Starry, Inc. Series E1 (c)	219,074	334,070
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Neutron Holdings, Inc. Series 1C (a)(c)(d)	1,387,600	97,132
Waymo LLC Series A2 (a)(c)(d)	2,896	265,627
		362,759
INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.1%
Gupshup, Inc. (c)(d)	17,900	409,287

TOTAL NONCONVERTIBLE PREFERRED STOCKS		1,106,116

TOTAL PREFERRED STOCKS
(Cost $13,540,386)		20,750,128
	Principal Amount	Value

Convertible Bonds - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Neutron Holdings, Inc.:
0% 10/27/25 (c)(d)	380,900	380,900
4% 5/22/27 (c)(d)	47,700	47,700
4% 6/12/27 (c)(d)	13,100	13,100
TOTAL CONVERTIBLE BONDS
(Cost $441,700)		441,700

Preferred Securities - 0.2%
CONSUMER DISCRETIONARY - 0.1%
Internet & Direct Marketing Retail - 0.1%
Circle Internet Financial Ltd. 0% (c)(f)	864,100	1,105,167
INFORMATION TECHNOLOGY - 0.1%
Electronic Equipment & Components - 0.0%
Enevate Corp. 0% 1/29/23 (c)(d)	121,700	121,700
Semiconductors & Semiconductor Equipment - 0.1%
GaN Systems, Inc. 0% (c)(d)(f)	248,956	248,956
Tenstorrent, Inc. 0% (c)(d)(f)	63,300	63,300
		312,256

TOTAL INFORMATION TECHNOLOGY		433,956

TOTAL PREFERRED SECURITIES
(Cost $1,298,056)		1,539,123
	Shares	Value

Money Market Funds - 6.4%
Fidelity Cash Central Fund 0.06% (g)	2,387,365	2,387,842
Fidelity Securities Lending Cash Central Fund 0.07% (g)(h)	47,487,748	47,492,497
TOTAL MONEY MARKET FUNDS
(Cost $49,880,339)		49,880,339

Equity Funds - 0.3%
Domestic Equity Funds - 0.3%
iShares Russell 1000 Growth Index ETF
(Cost $2,105,811)	6,900	2,069,172
TOTAL INVESTMENT IN SECURITIES - 106.5%
(Cost $447,321,115)		826,731,529
NET OTHER ASSETS (LIABILITIES) - (6.5)%		(50,658,483)
NET ASSETS - 100%		$776,073,046

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $35,545,158 or 4.6% of net assets.

 (d) Level 3 security

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $12,373,293 or 1.6% of net assets.

 (f) Security is perpetual in nature with no stated maturity date.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Beta Technologies, Inc. Series A	4/9/21	$1,112,825
Bird Global, Inc.	5/11/21	$218,230
Blink Health, Inc. Series A1	12/30/20	$43,263
Blink Health, Inc. Series C	11/7/19 - 7/14/21	$596,729
Bombas LLC	2/16/21 - 11/12/21	$830,401
Bowery Farming, Inc. Series C1	5/18/21	$828,127
BTRS Holdings, Inc.	1/12/21	$650,830
ByteDance Ltd. Series E1	11/18/20	$508,862
Cazoo Group Ltd.	3/28/21	$91,000
CCC Intelligent Solutions Holdings, Inc.	2/2/21	$63,020
Circle Internet Financial Ltd. 0%	5/11/21	$864,100
Convoy, Inc. Series D	10/30/19	$1,271,244
Cyxtera Technologies, Inc.	2/21/21	$337,160
Databricks, Inc. Series G	2/1/21	$390,209
Delhivery Private Ltd. Series H	5/20/21	$174,748
Diamond Foundry, Inc. Series C	3/15/21	$556,656
Enevate Corp. Series E	1/29/21	$316,911
Enevate Corp. 0% 1/29/23	1/29/21	$121,700
Epic Games, Inc.	7/13/20 - 3/29/21	$1,730,000
ESS Tech, Inc.	5/6/21	$720,100
FSN E-Commerce Ventures Private Ltd.	10/7/20 - 10/26/20	$277,814
GaN Systems, Inc. Series F1	11/30/21	$90,075
GaN Systems, Inc. Series F2	11/30/21	$47,564
GaN Systems, Inc. 0%	11/30/21	$248,956
GoBrands, Inc. Series G	3/2/21	$599,322
Gupshup, Inc.	6/8/21	$409,287
Instacart, Inc. Series H	11/13/20	$633,960
Instacart, Inc. Series I	2/26/21	$389,875
Ion Acquisition Corp. 2 Ltd.	6/24/21	$355,090
IonQ, Inc.	3/7/21	$206,000
JUUL Labs, Inc. Class B	11/21/17	$0
JUUL Labs, Inc. Series C	5/22/15	$0
JUUL Labs, Inc. Series D	6/25/18	$0
Local Bounti Corp.	6/17/21	$688,780
Mountain Digital, Inc. Series D	11/5/21	$645,463
Neutron Holdings, Inc.	2/4/21	$772
Neutron Holdings, Inc. Series 1C	7/3/18	$253,709
Neutron Holdings, Inc. 0% 10/27/25	10/29/21	$380,900
Neutron Holdings, Inc. 4% 5/22/27	6/4/20	$47,700
Neutron Holdings, Inc. 4% 6/12/27	6/12/20	$13,100
Payoneer Global, Inc.	2/3/21	$155,000
Rad Power Bikes, Inc.	1/21/21	$66,926
Rad Power Bikes, Inc. Series A	1/21/21	$8,726
Rad Power Bikes, Inc. Series C	1/21/21	$34,331
Rad Power Bikes, Inc. Series D	9/17/21	$121,686
Relativity Space, Inc. Series E	5/27/21	$828,069
Sema4 Holdings Corp.	2/9/21	$76,000
SiMa.ai Series B	5/10/21	$208,685
Sonder Holdings, Inc. Series D1	12/20/19	$164,493
Sonder Holdings, Inc. Series E	4/3/20 - 5/6/20	$526,426
Space Exploration Technologies Corp. Class A	2/16/21	$125,997
Space Exploration Technologies Corp. Series I	4/5/18	$556,010
Space Exploration Technologies Corp. Series N	8/4/20	$690,930
Starling Bank Ltd. Series D	6/18/21	$393,871
Starry, Inc. Series D	7/30/20	$106,392
Starry, Inc. Series E1	9/4/20	$308,135
Stripe, Inc. Class B	5/18/21	$100,321
Stripe, Inc. Series H	3/15/21	$44,138
Tenstorrent, Inc. Series C1	4/23/21	$71,345
Tenstorrent, Inc. 0%	4/23/21	$63,300
The Beachbody Co., Inc.	2/9/21	$281,590
The Oncology Institute, Inc.	6/28/21	$282,680
View, Inc.	3/5/21	$472,320
Vivid Seats, Inc.	4/21/21	$867,510
Waymo LLC Series A2	5/8/20	$248,671
WeWork, Inc.	3/25/21	$696,840
Xsight Labs Ltd. Series D	2/16/21	$139,130
Yanka Industries, Inc. Series E	5/15/20	$238,154
Yanka Industries, Inc. Series F	4/8/21	$419,499
Zomato Ltd.	12/9/20 - 2/10/21	$271,528

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$1,162,969	$175,174,122	$173,949,249	$767	$--	$--	$2,387,842	0.0%
Fidelity Securities Lending Cash Central Fund 0.07%	12,421,648	257,789,907	222,719,058	131,344	--	--	47,492,497	0.1%
Total	$13,584,617	$432,964,029	$396,668,307	$132,111	$--	$--	$49,880,339

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$155,349,699	$154,902,175	$447,524	$--
Consumer Discretionary	128,038,099	108,356,680	15,249,033	4,432,386
Consumer Staples	7,995,718	2,983,365	--	5,012,353
Energy	9,480,607	9,480,607	--	--
Financials	14,015,535	11,435,607	2,200,699	379,229
Health Care	92,078,232	92,078,228	4	--
Industrials	33,995,457	25,004,140	1,851,848	7,139,469
Information Technology	309,242,153	302,473,016	916,226	5,852,911
Materials	12,321,392	11,738,527	--	582,865
Utilities	10,284,303	10,284,303	--	--
Corporate Bonds	441,700	--	--	441,700
Preferred Securities	1,539,123	--	1,105,167	433,956
Money Market Funds	49,880,339	49,880,339	--	--
Equity Funds	2,069,172	2,069,172	--	--
Total Investments in Securities:	$826,731,529	$780,686,159	$21,770,501	$24,274,869
Net unrealized appreciation on unfunded commitments	$58,888	$--	$58,888	$--

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$16,348,655
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	2,743,187
Cost of Purchases	11,280,779
Proceeds of Sales	(270,073)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	(5,827,679)
Ending Balance	$24,274,869
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2021	$2,752,142

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.0%
Cayman Islands	3.1%
Israel	2.1%
India	1.7%
Netherlands	1.7%
Canada	1.2%
Others (Individually Less Than 1%)	2.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		November 30, 2021
Assets
Investment in securities, at value (including securities loaned of $45,895,735) — See accompanying schedule: Unaffiliated issuers (cost $397,440,776)	$776,851,190
Fidelity Central Funds (cost $49,880,339)	49,880,339
Total Investment in Securities (cost $447,321,115)		$826,731,529
Foreign currency held at value (cost $232,840)		233,569
Receivable for investments sold		3,255,835
Unrealized appreciation on unfunded commitments		153,054
Receivable for fund shares sold		962,715
Dividends receivable		204,893
Interest receivable		3,624
Distributions receivable from Fidelity Central Funds		12,017
Receivable from investment adviser for expense reductions		1,720
Total assets		831,558,956
Liabilities
Payable to custodian bank	$48,578
Payable for investments purchased	6,040,922
Unrealized depreciation on unfunded commitments	94,166
Payable for fund shares redeemed	890,401
Other payables and accrued expenses	918,294
Collateral on securities loaned	47,493,549
Total liabilities		55,485,910
Net Assets		$776,073,046
Net Assets consist of:
Paid in capital		$220,182,312
Total accumulated earnings (loss)		555,890,734
Net Assets		$776,073,046
Net Asset Value, offering price and redemption price per share ($776,073,046 ÷ 41,565,446 shares)		$18.67

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended November 30, 2021
Investment Income
Dividends		$2,650,626
Interest		2,429
Income from Fidelity Central Funds (including $131,344 from security lending)		132,111
Total income		2,785,166
Expenses
Custodian fees and expenses	$61,133
Independent trustees' fees and expenses	2,906
Interest	2,451
Total expenses before reductions	66,490
Expense reductions	(37,685)
Total expenses after reductions		28,805
Net investment income (loss)		2,756,361
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $190,645)	178,541,428
Foreign currency transactions	(25,865)
Total net realized gain (loss)		178,515,563
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $339,811)	(30,237,221)
Unfunded commitments	58,888
Assets and liabilities in foreign currencies	(720)
Total change in net unrealized appreciation (depreciation)		(30,179,053)
Net gain (loss)		148,336,510
Net increase (decrease) in net assets resulting from operations		$151,092,871

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended November 30, 2021	Year ended November 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,756,361	$3,436,622
Net realized gain (loss)	178,515,563	179,819,911
Change in net unrealized appreciation (depreciation)	(30,179,053)	141,704,183
Net increase (decrease) in net assets resulting from operations	151,092,871	324,960,716
Distributions to shareholders	(183,832,859)	(146,099,036)
Share transactions
Proceeds from sales of shares	152,602,013	77,135,037
Reinvestment of distributions	183,832,858	146,099,036
Cost of shares redeemed	(240,907,112)	(336,354,676)
Net increase (decrease) in net assets resulting from share transactions	95,527,759	(113,120,603)
Total increase (decrease) in net assets	62,787,771	65,741,077
Net Assets
Beginning of period	713,285,275	647,544,198
End of period	$776,073,046	$713,285,275
Other Information
Shares
Sold	8,681,006	5,068,884
Issued in reinvestment of distributions	11,496,739	11,449,768
Redeemed	(13,323,687)	(21,601,360)
Net increase (decrease)	6,854,058	(5,082,708)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Series Growth Opportunities Fund

Years ended November 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$20.55	$16.27	$15.46	$13.86	$10.62
Income from Investment Operations
Net investment income (loss)A	.06	.08	.11B	.10	.09
Net realized and unrealized gain (loss)	3.39	7.91	3.56	2.83	3.54
Total from investment operations	3.45	7.99	3.67	2.93	3.63
Distributions from net investment income	(.11)	(.13)	(.11)	(.11)	(.04)
Distributions from net realized gain	(5.22)	(3.59)	(2.75)	(1.22)	(.36)
Total distributions	(5.33)	(3.71)C	(2.86)	(1.33)	(.39)C
Net asset value, end of period	$18.67	$20.55	$16.27	$15.46	$13.86
Total ReturnD	21.11%	63.04%	32.07%	23.13%	35.40%
Ratios to Average Net AssetsE,F
Expenses before reductions	.01%	.01%	.01%	.01%	.31%
Expenses net of fee waivers, if any	- %G	.01%	.01%	.01%	.31%
Expenses net of all reductions	- %G	.01%	.01%	.01%	.30%
Net investment income (loss)	.35%	.54%	.77%B	.69%	.71%
Supplemental Data
Net assets, end of period (000 omitted)	$776,073	$713,285	$647,544	$636,343	$618,487
Portfolio turnover rateH	84%	78%	78%I	47%	50%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.02 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .62%.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount represents less than .005%.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2021

1. Organization.

Fidelity Advisor Series Growth Opportunities Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$23,399,213	Market comparable	Discount rate	40.0% - 45.0% / 44.3%	Decrease
			Premium rate	25.0% - 84.8% / 44.8%	Increase
			Discount for lack of marketability	10.0%	Decrease
			Enterprise value/EBITDA multiple (EV/EBITDA)	17.5	Increase
			Enterprise value/Sales multiple (EV/S)	2.7 – 9.8 / 5.5	Increase
			Enterprise value/Gross profit multiple (EV/GP)	15.2	Increase
		Market approach	Transaction price	$1.11 - $560.00 / $179.28	Increase
		Recovery value	Recovery value	1.9% - 4.6% / 3.5%	Increase
Corporate Bonds	$441,700	Market approach	Transaction price	$100.00	Increase
Preferred Securities	$433,956	Market approach	Transaction price	$100.00	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2021, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$414,635,770
Gross unrealized depreciation	(40,069,083)
Net unrealized appreciation (depreciation)	$374,566,687
Tax Cost	$452,223,730

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$31,617,400
Undistributed long-term capital gain	$150,595,047
Net unrealized appreciation (depreciation) on securities and other investments	$374,567,800

The tax character of distributions paid was as follows:

	November 30, 2021	November 30, 2020
Ordinary Income	$42,178,700	$ 18,700,362
Long-term Capital Gains	141,654,159	127,398,674
Total	$183,832,859	$ 146,099,036

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on these commitments is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and in the Statement of Operations as Change in unrealized appreciation (depreciation) on unfunded commitments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Series Growth Opportunities Fund	647,684,308	737,999,885

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Series Growth Opportunities Fund	$10,517

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Series Growth Opportunities Fund	Borrower	$8,142,312.31%		$2,243

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Advisor Series Growth Opportunities Fund	58,895,374	36,301,119	9,598,104

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Series Growth Opportunities Fund	$13,875	$4,569	$–

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Series Growth Opportunities Fund	$965,385.60%		$208

9. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .003% of average net assets. This reimbursement will remain in place through March 31, 2025. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $37,685.

10. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Series Growth Opportunities Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Series Growth Opportunities Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from issuers of privately offered securities and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

January 13, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 314 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2021 to November 30, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2021	Ending Account Value November 30, 2021	Expenses Paid During Period-B June 1, 2021 to November 30, 2021
Fidelity Advisor Series Growth Opportunities Fund	- %-C
Actual		$1,000.00	$1,073.00	$--D
Hypothetical-E		$1,000.00	$1,025.07	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Series Growth Opportunities Fund voted to pay on December 16, 2021, to shareholders of record at the opening of business on December 15, 2021, a distribution of $4.248 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.060 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2021, $150,602,700, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 6% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 7% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 1% of the dividend distributed during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

AXS3-ANN-0122
1.967930.108

Fidelity Advisor® Series Equity Growth Fund

Annual Report

November 30, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2021	Past 1 year	Past 5 years	Life of fundA
Fidelity Advisor® Series Equity Growth Fund	27.43%	26.99%	19.14%

 A From June 6, 2014

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Series Equity Growth Fund on June 6, 2014, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Period Ending Values
$37,128	Fidelity Advisor® Series Equity Growth Fund
$35,490	Russell 3000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 27.92% for the 12 months ending November 30, 2021, with U.S. equities rising on the prospect of a surge in economic growth amid strong corporate earnings, widespread COVID-19 vaccination, fiscal stimulus and fresh spending programs. After the index closed 2020 at an all-time high, investors were hopeful as the new year began. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. A flattish May reflected concerns about inflation and jobs, but the rally resumed through August amid strong earnings. In early September, sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. In addition, the Fed signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The index returned -4.65% in September, its first monthly decline since January, but sharply reversed course with a 7.01% gain in October, driven by strength in earnings and notable improvement in the economy. By sector, energy gained about 57% to lead by a wide margin, followed by financials (+39%), whereas the defensive utilities (+8%) and consumer staples (+9%) groups notably lagged.

Comments from Co-Portfolio Managers Asher Anolic and Jason Weiner:  For the fiscal year ending November 30, 2021, the fund gained 27.43%, trailing the 29.39% result of the benchmark Russell 3000® Growth Index. The fund's foreign holdings detracted overall, hampered in part by a broadly stronger U.S. dollar. Versus the benchmark, market selection was the primary detractor, especially in the automobiles & components area of the consumer discretionary sector. Stock picking and an overweighting in the communication services sector, primarily within the media & entertainment industry, also hampered the fund's relative result. Also hurting performance was an overweighting in health care. Not owning Tesla, a benchmark component that gained roughly 102%, was the biggest individual relative detractor. The fund's non-benchmark stake in Tencent Holdings, a position not held at period end, returned -16%. Also hampering performance was our outsized stake in Meta Platforms, which gained about 17%. Meta Platforms was one of the fund's largest holdings. In contrast, the biggest contributor to performance versus the benchmark was stock selection in the information technology sector, primarily driven by the software & services industry. An overweighting in energy and stock selection in materials also lifted the fund's relative performance. The fund's largest individual relative contributor was an overweighting in Nvidia, which gained about 144% the past year. The company was among our biggest holdings. Also helping performance was our outsized stake in Alphabet, which gained 62%. Alphabet was among the fund's largest holdings. Another notable relative contributor was an underweighting in Visa (-7%), a position not held at period end. Notable changes in positioning include reduced exposure to the consumer discretionary sector and a higher allocation to communication services.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2021

% of fund's net assets
Microsoft Corp.	11.0
Alphabet, Inc. Class A	9.7
Amazon.com, Inc.	5.4
Apple, Inc.	5.2
NVIDIA Corp.	4.7
Meta Platforms, Inc. Class A	4.2
UnitedHealth Group, Inc.	3.7
Adobe, Inc.	3.7
Qualcomm, Inc.	1.8
Palo Alto Networks, Inc.	1.6
51.0

Top Five Market Sectors as of November 30, 2021

% of fund's net assets
Information Technology	38.7
Communication Services	19.4
Health Care	13.6
Consumer Discretionary	8.5
Industrials	8.1

Asset Allocation (% of fund's net assets)

As of November 30, 2021*
Stocks	100.1%
Convertible Securities	0.3%
Short-Term Investments and Net Other Assets (Liabilities)**	(0.4)%

 * Foreign investments - 12.4%

 ** Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Schedule of Investments November 30, 2021

Showing Percentage of Net Assets

Common Stocks - 100.1%
	Shares	Value
COMMUNICATION SERVICES - 19.4%
Diversified Telecommunication Services - 0.8%
Cellnex Telecom SA (a)	151,394	$8,935,056
Entertainment - 3.8%
Roblox Corp. (b)	10,822	1,364,654
Sea Ltd. ADR (b)	15,630	4,502,534
Take-Two Interactive Software, Inc. (b)	31,628	5,246,453
Universal Music Group NV	566,846	16,270,788
Warner Music Group Corp. Class A	350,857	15,202,634
		42,587,063
Interactive Media & Services - 14.2%
Alphabet, Inc. Class A (b)	38,299	108,690,647
Meta Platforms, Inc. Class A (b)	146,494	47,531,443
ZipRecruiter, Inc.	8,300	229,495
Zoominfo Technologies, Inc. (b)	46,332	2,858,684
		159,310,269
Media - 0.6%
Cable One, Inc.	3,238	5,737,930
Liberty Media Corp. Liberty Formula One Group Series C (b)	15,705	956,749
		6,694,679

TOTAL COMMUNICATION SERVICES		217,527,067

CONSUMER DISCRETIONARY - 8.5%
Automobiles - 0.6%
Ferrari NV	24,530	6,389,084
XPeng, Inc. ADR (b)	4,400	242,000
		6,631,084
Diversified Consumer Services - 0.5%
Laureate Education, Inc. Class A	504,556	5,045,560
Mister Car Wash, Inc.	59,109	949,291
		5,994,851
Hotels, Restaurants & Leisure - 0.8%
Airbnb, Inc. Class A	33,565	5,791,305
Flutter Entertainment PLC (b)	19,397	2,628,718
		8,420,023
Internet & Direct Marketing Retail - 5.4%
Amazon.com, Inc. (b)	17,451	61,201,879
Specialty Retail - 0.5%
Aritzia, Inc. (b)	20,944	829,923
Victoria's Secret & Co.	94,696	5,140,099
		5,970,022
Textiles, Apparel & Luxury Goods - 0.7%
LVMH Moet Hennessy Louis Vuitton SE	6,369	4,959,369
On Holding AG	2,600	104,416
Samsonite International SA (a)(b)	1,240,478	2,322,516
		7,386,301

TOTAL CONSUMER DISCRETIONARY		95,604,160

CONSUMER STAPLES - 1.3%
Beverages - 0.9%
Kweichow Moutai Co. Ltd. (A Shares)	8,387	2,544,407
Monster Beverage Corp. (b)	87,990	7,371,802
		9,916,209
Household Products - 0.4%
Reckitt Benckiser Group PLC	57,487	4,656,623

TOTAL CONSUMER STAPLES		14,572,832

ENERGY - 1.6%
Oil, Gas & Consumable Fuels - 1.6%
Reliance Industries Ltd. (b)	35,487	1,136,624
Reliance Industries Ltd.	517,516	16,575,672
		17,712,296
FINANCIALS - 4.3%
Banks - 0.2%
HDFC Bank Ltd.	29,308	581,022
HDFC Bank Ltd. sponsored ADR	31,637	2,071,274
		2,652,296
Capital Markets - 2.7%
BlackRock, Inc. Class A	7,161	6,477,912
CME Group, Inc.	71,212	15,703,670
Morningstar, Inc.	6,164	1,912,874
MSCI, Inc.	8,214	5,170,302
S&P Global, Inc.	2,589	1,179,885
		30,444,643
Diversified Financial Services - 0.1%
Ion Acquisition Corp. 2 Ltd. (c)	59,313	424,385
Insurance - 1.3%
American Financial Group, Inc.	33,449	4,469,121
Arthur J. Gallagher & Co.	50,220	8,180,838
BRP Group, Inc. (b)	59,411	2,200,583
		14,850,542

TOTAL FINANCIALS		48,371,866

HEALTH CARE - 13.6%
Biotechnology - 3.5%
Adamas Pharmaceuticals, Inc.:
rights (b)(d)	220,830	13,250
rights (b)(d)	220,830	13,250
Affimed NV (b)	66,968	456,722
Alnylam Pharmaceuticals, Inc. (b)	11,000	2,021,800
Applied Therapeutics, Inc. (b)	57,400	658,952
Atara Biotherapeutics, Inc. (b)	49,534	886,163
BioNTech SE ADR (b)(e)	4,035	1,419,271
Cytokinetics, Inc. (b)	26,300	1,034,642
Erasca, Inc.	13,100	185,627
Evelo Biosciences, Inc. (b)	8,000	68,960
Gamida Cell Ltd. (b)(e)	178,854	457,866
Hookipa Pharma, Inc. (b)	49,500	159,885
Innovent Biologics, Inc. (a)(b)	131,928	1,173,276
Insmed, Inc. (b)	95,320	2,623,206
Prelude Therapeutics, Inc. (b)	4,000	57,160
Regeneron Pharmaceuticals, Inc. (b)	22,762	14,488,696
Rubius Therapeutics, Inc. (b)	28,487	352,099
Seres Therapeutics, Inc. (b)	22,400	241,024
Synlogic, Inc. (b)	163,200	406,368
Vertex Pharmaceuticals, Inc. (b)	58,145	10,869,626
Vor Biopharma, Inc. (b)	56,431	651,214
XOMA Corp. (b)(e)	30,835	632,426
		38,871,483
Health Care Equipment & Supplies - 2.0%
Axonics Modulation Technologies, Inc. (b)	27,738	1,509,225
Edwards Lifesciences Corp. (b)	61,233	6,570,913
Insulet Corp. (b)	1,600	461,504
Intuitive Surgical, Inc. (b)	29,479	9,561,219
iRhythm Technologies, Inc. (b)	7,600	802,560
Medacta Group SA (a)(b)	1,900	266,979
Nevro Corp. (b)	6,185	538,590
Penumbra, Inc. (b)	11,814	2,902,109
		22,613,099
Health Care Providers & Services - 4.1%
Guardant Health, Inc. (b)	16,425	1,726,596
HealthEquity, Inc. (b)	49,355	2,698,731
UnitedHealth Group, Inc.	93,987	41,750,905
		46,176,232
Health Care Technology - 0.5%
Certara, Inc.	28,252	760,826
Schrodinger, Inc. (b)	12,300	481,914
Simulations Plus, Inc. (e)	10,866	510,376
Veeva Systems, Inc. Class A (b)	13,959	3,944,534
		5,697,650
Life Sciences Tools & Services - 2.0%
10X Genomics, Inc. (b)	6,986	1,067,531
Berkeley Lights, Inc. (b)(e)	81,298	1,696,689
Bio-Techne Corp.	4,017	1,896,145
Bruker Corp.	69,117	5,597,786
Codexis, Inc. (b)	60,843	2,111,861
Danaher Corp.	31,165	10,023,911
Nanostring Technologies, Inc. (b)	14,449	593,854
Olink Holding AB ADR	4,000	83,840
		23,071,617
Pharmaceuticals - 1.5%
Aclaris Therapeutics, Inc. (b)	34,000	435,200
Eli Lilly & Co.	56,838	14,098,098
Nuvation Bio, Inc. (b)	41,625	373,376
Revance Therapeutics, Inc. (b)	50,367	689,021
Zoetis, Inc. Class A	5,318	1,180,809
		16,776,504

TOTAL HEALTH CARE		153,206,585

INDUSTRIALS - 8.1%
Aerospace & Defense - 0.9%
Airbus Group NV (b)	55,016	6,140,887
Axon Enterprise, Inc. (b)	12,294	2,075,104
Northrop Grumman Corp.	6,896	2,405,325
		10,621,316
Airlines - 0.6%
Ryanair Holdings PLC sponsored ADR (b)	73,184	6,992,731
Electrical Equipment - 1.1%
Ballard Power Systems, Inc. (b)(e)	4,100	62,156
Bloom Energy Corp. Class A (b)(e)	20,100	552,348
Ceres Power Holdings PLC (b)	128,745	1,897,166
Eaton Corp. PLC	7,162	1,160,674
Encore Wire Corp.	17,437	2,449,201
Generac Holdings, Inc. (b)	15,513	6,534,696
		12,656,241
Industrial Conglomerates - 0.9%
General Electric Co.	103,669	9,847,518
Machinery - 1.0%
Ingersoll Rand, Inc.	123,824	7,223,892
Otis Worldwide Corp.	53,401	4,293,440
		11,517,332
Professional Services - 2.2%
ASGN, Inc. (b)	9,132	1,111,182
Clarivate Analytics PLC (b)	103,431	2,414,080
CoStar Group, Inc. (b)	5,900	458,784
Equifax, Inc.	31,347	8,734,842
KBR, Inc.	168,593	7,418,092
Kforce, Inc.	8,000	613,040
Upwork, Inc. (b)	98,943	3,686,616
		24,436,636
Road & Rail - 0.6%
Uber Technologies, Inc. (b)	169,703	6,448,714
Trading Companies & Distributors - 0.8%
Azelis Group NV	17,900	510,250
Ferguson PLC	45,279	6,904,086
United Rentals, Inc. (b)	3,200	1,083,968
		8,498,304

TOTAL INDUSTRIALS		91,018,792

INFORMATION TECHNOLOGY - 38.7%
Electronic Equipment & Components - 0.2%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	375,740	1,400,405
IT Services - 4.3%
Adyen BV (a)(b)	1,293	3,581,397
Amadeus IT Holding SA Class A (b)	46,293	2,963,937
Cloudflare, Inc. (b)	12,904	2,429,049
Cognizant Technology Solutions Corp. Class A	74,200	5,786,116
MasterCard, Inc. Class A	8,711	2,743,268
MongoDB, Inc. Class A (b)	23,964	11,936,468
PayPal Holdings, Inc. (b)	24,196	4,473,598
Shopify, Inc. Class A (b)	3,186	4,840,989
Square, Inc. (b)	22,721	4,733,466
VeriSign, Inc. (b)	19,952	4,786,684
		48,274,972
Semiconductors & Semiconductor Equipment - 8.7%
Aixtron AG	96,603	1,939,715
ASML Holding NV	7,130	5,643,466
eMemory Technology, Inc.	8,000	622,605
Enphase Energy, Inc. (b)	26,650	6,662,500
NVIDIA Corp.	160,348	52,395,312
Qualcomm, Inc.	112,445	20,303,069
Silicon Laboratories, Inc. (b)	1,700	333,659
SiTime Corp. (b)	7,490	2,235,615
SolarEdge Technologies, Inc. (b)	12,093	3,963,602
Universal Display Corp.	25,771	3,686,542
		97,786,085
Software - 20.3%
Adobe, Inc. (b)	61,412	41,136,828
Coupa Software, Inc. (b)	26,865	5,283,271
Crowdstrike Holdings, Inc. (b)	6,862	1,490,015
CyberArk Software Ltd. (b)	35,787	6,185,783
Elastic NV (b)	988	153,594
Epic Games, Inc. (b)(c)(d)	805	579,528
Intuit, Inc.	18,160	11,845,768
Mandiant, Inc. (b)	709,177	12,034,734
Manhattan Associates, Inc. (b)	41,293	6,448,315
Microsoft Corp.	374,671	123,862,485
Palo Alto Networks, Inc. (b)	32,868	17,976,824
SentinelOne, Inc. (e)	5,300	286,041
Volue A/S	113,400	759,799
		228,042,985
Technology Hardware, Storage & Peripherals - 5.2%
Apple, Inc.	354,486	58,596,536

TOTAL INFORMATION TECHNOLOGY		434,100,983

MATERIALS - 3.6%
Chemicals - 3.2%
Albemarle Corp. U.S.	44,377	11,826,027
Axalta Coating Systems Ltd. (b)	76,338	2,314,568
CF Industries Holdings, Inc.	107,800	6,531,602
Corbion NV	10,319	478,410
Sherwin-Williams Co.	33,866	11,217,774
The Chemours Co. LLC	122,201	3,629,370
		35,997,751
Metals & Mining - 0.4%
First Quantum Minerals Ltd.	62,400	1,330,112
Freeport-McMoRan, Inc.	37,100	1,375,668
Lynas Rare Earths Ltd. (b)	179,645	1,125,368
MP Materials Corp. (b)(e)	14,917	655,453
		4,486,601

TOTAL MATERIALS		40,484,352

REAL ESTATE - 0.5%
Equity Real Estate Investment Trusts (REITs) - 0.4%
Prologis (REIT), Inc.	29,886	4,505,315
Real Estate Management & Development - 0.1%
Doma Holdings, Inc. (c)	115,014	725,738

TOTAL REAL ESTATE		5,231,053

UTILITIES - 0.5%
Electric Utilities - 0.5%
NextEra Energy, Inc.	65,900	5,718,802
Independent Power and Renewable Electricity Producers - 0.0%
Brookfield Renewable Partners LP	11,744	426,307

TOTAL UTILITIES		6,145,109

TOTAL COMMON STOCKS
(Cost $570,508,164)		1,123,975,095

Convertible Preferred Stocks - 0.3%
HEALTH CARE - 0.0%
Biotechnology - 0.0%
ElevateBio LLC Series C (c)(d)	26,300	98,309
INFORMATION TECHNOLOGY - 0.0%
IT Services - 0.0%
AppNexus, Inc. Series E (Escrow) (b)(c)(d)	38,419	1,203
Software - 0.0%
ASAPP, Inc. Series C (c)(d)	90,925	414,486

TOTAL INFORMATION TECHNOLOGY		415,689

MATERIALS - 0.3%
Metals & Mining - 0.3%
Illuminated Holdings, Inc.:
Series C2 (b)(c)(d)	21,131	912,859
Series C3 (b)(c)(d)	26,414	1,141,085
Series C4 (c)(d)	6,345	274,104
Series C5 (c)(d)	13,150	568,080
		2,896,128
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $2,827,365)		3,410,126

Money Market Funds - 0.8%
Fidelity Cash Central Fund 0.06% (f)	5,813,863	5,815,026
Fidelity Securities Lending Cash Central Fund 0.07% (f)(g)	3,732,631	3,733,005
TOTAL MONEY MARKET FUNDS
(Cost $9,548,031)		9,548,031
TOTAL INVESTMENT IN SECURITIES - 101.2%
(Cost $582,883,560)		1,136,933,252
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(13,727,731)
NET ASSETS - 100%		$1,123,205,521

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $16,279,224 or 1.4% of net assets.

 (b) Non-income producing

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $5,139,777 or 0.5% of net assets.

 (d) Level 3 security

 (e) Security or a portion of the security is on loan at period end.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
AppNexus, Inc. Series E (Escrow)	8/1/14	$0
ASAPP, Inc. Series C	4/30/21	$599,841
Doma Holdings, Inc.	3/2/21	$1,150,140
ElevateBio LLC Series C	3/9/21	$110,329
Epic Games, Inc.	3/29/21	$712,425
Illuminated Holdings, Inc. Series C2	7/7/20	$528,275
Illuminated Holdings, Inc. Series C3	7/7/20	$792,420
Illuminated Holdings, Inc. Series C4	1/8/21	$228,420
Illuminated Holdings, Inc. Series C5	6/16/21	$568,080
Ion Acquisition Corp. 2 Ltd.	6/24/21	$593,130

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$--	$276,168,064	$270,353,038	$4,985	$--	$--	$5,815,026	0.0%
Fidelity Securities Lending Cash Central Fund 0.07%	8,916,548	86,489,068	91,672,611	49,047	--	--	3,733,005	0.0%
Total	$8,916,548	$362,657,132	$362,025,649	$54,032	$--	$--	$9,548,031

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$217,527,067	$217,527,067	$--	$--
Consumer Discretionary	95,604,160	95,604,160	--	--
Consumer Staples	14,572,832	9,916,209	4,656,623	--
Energy	17,712,296	17,712,296	--	--
Financials	48,371,866	47,366,459	1,005,407	--
Health Care	153,304,894	153,180,085	--	124,809
Industrials	91,018,792	84,877,905	6,140,887	--
Information Technology	434,516,672	424,953,111	8,568,344	995,217
Materials	43,380,480	39,358,984	1,125,368	2,896,128
Real Estate	5,231,053	5,231,053	--	--
Utilities	6,145,109	6,145,109	--	--
Money Market Funds	9,548,031	9,548,031	--	--
Total Investments in Securities:	$1,136,933,252	$1,111,420,469	$21,496,629	$4,016,154
Net unrealized depreciation on unfunded commitments	$(59,640)	$--	$(59,640)	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	87.6%
Netherlands	3.3%
India	1.8%
Spain	1.1%
Ireland	1.0%
Others (Individually Less Than 1%)	5.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		November 30, 2021
Assets
Investment in securities, at value (including securities loaned of $3,516,221) — See accompanying schedule: Unaffiliated issuers (cost $573,335,529)	$1,127,385,221
Fidelity Central Funds (cost $9,548,031)	9,548,031
Total Investment in Securities (cost $582,883,560)		$1,136,933,252
Receivable for investments sold		59,117,329
Receivable for fund shares sold		43,445
Dividends receivable		547,277
Distributions receivable from Fidelity Central Funds		1,004
Receivable from investment adviser for expense reductions		1,114
Other receivables		4
Total assets		1,196,643,425
Liabilities
Payable for investments purchased	$24,101,741
Unrealized depreciation on unfunded commitments	59,640
Payable for fund shares redeemed	44,543,893
Other payables and accrued expenses	1,000,405
Collateral on securities loaned	3,732,225
Total liabilities		73,437,904
Net Assets		$1,123,205,521
Net Assets consist of:
Paid in capital		$374,589,683
Total accumulated earnings (loss)		748,615,838
Net Assets		$1,123,205,521
Net Asset Value, offering price and redemption price per share ($1,123,205,521 ÷ 56,896,906 shares)		$19.74

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended November 30, 2021
Investment Income
Dividends		$7,247,293
Special dividends		3,536,938
Income from Fidelity Central Funds (including $49,047 from security lending)		54,032
Total income		10,838,263
Expenses
Custodian fees and expenses	$67,345
Independent trustees' fees and expenses	4,196
Interest	1,428
Total expenses before reductions	72,969
Expense reductions	(33,401)
Total expenses after reductions		39,568
Net investment income (loss)		10,798,695
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	187,324,501
Foreign currency transactions	(59,641)
Total net realized gain (loss)		187,264,860
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $309,366)	78,083,529
Unfunded commitments	(59,640)
Assets and liabilities in foreign currencies	2,096
Total change in net unrealized appreciation (depreciation)		78,025,985
Net gain (loss)		265,290,845
Net increase (decrease) in net assets resulting from operations		$276,089,540

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended November 30, 2021	Year ended November 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,798,695	$6,130,085
Net realized gain (loss)	187,264,860	214,742,357
Change in net unrealized appreciation (depreciation)	78,025,985	133,191,803
Net increase (decrease) in net assets resulting from operations	276,089,540	354,064,245
Distributions to shareholders	(221,400,049)	(119,061,402)
Share transactions
Proceeds from sales of shares	185,720,214	119,682,293
Reinvestment of distributions	221,400,048	119,061,402
Cost of shares redeemed	(346,246,254)	(443,826,502)
Net increase (decrease) in net assets resulting from share transactions	60,874,008	(205,082,807)
Total increase (decrease) in net assets	115,563,499	29,920,036
Net Assets
Beginning of period	1,007,642,022	977,721,986
End of period	$1,123,205,521	$1,007,642,022
Other Information
Shares
Sold	10,636,009	7,595,541
Issued in reinvestment of distributions	13,907,038	8,510,465
Redeemed	(18,706,744)	(28,013,356)
Net increase (decrease)	5,836,303	(11,907,350)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Series Equity Growth Fund

Years ended November 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$19.73	$15.53	$14.20	$15.41	$11.22
Income from Investment Operations
Net investment income (loss)A	.17B	.10	.12	.13	.08
Net realized and unrealized gain (loss)	4.20	6.02	2.33	1.05	4.12
Total from investment operations	4.37	6.12	2.45	1.18	4.20
Distributions from net investment income	(.13)	(.13)	(.13)	(.09)	(.01)
Distributions from net realized gain	(4.23)	(1.79)	(.99)	(2.30)	–
Total distributions	(4.36)	(1.92)	(1.12)	(2.39)	(.01)
Net asset value, end of period	$19.74	$19.73	$15.53	$14.20	$15.41
Total ReturnC	27.43%	44.43%	19.73%	8.96%	37.51%
Ratios to Average Net AssetsD,E
Expenses before reductions	.01%	.01%	.01%	.01%	.32%
Expenses net of fee waivers, if any	- %F	.01%	.01%	.01%	.32%
Expenses net of all reductions	- %F	.01%	.01%	- %F	.32%
Net investment income (loss)	.95%B	.65%	.84%	.92%	.57%
Supplemental Data
Net assets, end of period (000 omitted)	$1,123,206	$1,007,642	$977,722	$947,353	$933,562
Portfolio turnover rateG	51%	56%	52%H	38%	48%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .64%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount represents less than .005%.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2021

1. Organization.

Fidelity Advisor Series Equity Growth Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$576,564,237
Gross unrealized depreciation	(23,671,191)
Net unrealized appreciation (depreciation)	$552,893,046
Tax Cost	$583,980,566

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$45,504,756
Undistributed long-term capital gain	$151,203,398
Net unrealized appreciation (depreciation) on securities and other investments	$552,894,813

The tax character of distributions paid was as follows:

	November 30, 2021	November 30, 2020
Ordinary Income	$36,586,650	$ 8,082,497
Long-term Capital Gains	184,813,399	110,978,905
Total	$221,400,049	$ 119,061,402

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on these commitments is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and in the Statement of Operations as Change in unrealized appreciation (depreciation) on unfunded commitments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Series Equity Growth Fund	563,975,145	713,887,668

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Series Equity Growth Fund	$8,913

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Series Equity Growth Fund	Borrower	$14,137,167.30%		$1,428

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Advisor Series Equity Growth Fund	45,517,093	32,313,823	5,155,061

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Series Equity Growth Fund	$5,011	$1,190	$–

8. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .003% of average net assets. This reimbursement will remain in place through March 31, 2025. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $33,401.

9. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Series Equity Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Advisor Series Equity Growth Fund (one of the funds constituting Fidelity Advisor Series I, referred to hereafter as the “Fund”) as of November 30, 2021, the related statement of operations for the year ended November 30, 2021, the statement of changes in net assets for each of the two years in the period ended November 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2021 and the financial highlights for each of the five years in the period ended November 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

January 13, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 314 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2021 to November 30, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2021	Ending Account Value November 30, 2021	Expenses Paid During Period-B June 1, 2021 to November 30, 2021
Fidelity Advisor Series Equity Growth Fund	- %-C
Actual		$1,000.00	$1,121.00	$--D
Hypothetical-E		$1,000.00	$1,025.07	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Series Equity Growth Fund voted to pay on December 16, 2021, to shareholders of record at the opening of business on December 15, 2021, a distribution of $3.255 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.199 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2021, $151,242,166, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 14% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 16% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 2% of the dividend distributed during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

AXM1-ANN-0122
1.9860268.107

Item 2.

Code of Ethics

As of the end of the period, November 30, 2021, Fidelity Advisor Series I (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Advisor Equity Growth Fund, Fidelity Advisor Equity Income Fund, Fidelity Advisor Equity Value Fund, Fidelity Advisor Growth & Income Fund, Fidelity Advisor Growth Opportunities Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Series Growth Opportunities Fund, Fidelity Advisor Stock Selector Mid Cap Fund, and Fidelity Advisor Value Strategies Fund (the “Funds”):

Services Billed by Deloitte Entities

November 30, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Equity Growth Fund	$44,900	$-	$8,500	$1,100
Fidelity Advisor Equity Income Fund	$41,800	$-	$9,200	$1,000
Fidelity Advisor Equity Value Fund	$39,700	$-	$9,900	$1,000
Fidelity Advisor Growth & Income Fund	$41,400	$-	$7,400	$1,000
Fidelity Advisor Growth Opportunities Fund	$48,700	$-	$9,000	$1,200
Fidelity Advisor Large Cap Fund	$42,500	$-	$7,300	$1,000
Fidelity Advisor Series Growth Opportunities Fund	$45,600	$-	$9,000	$1,100
Fidelity Advisor Stock Selector Mid Cap Fund	$41,100	$-	$7,600	$1,000
Fidelity Advisor Value Strategies Fund	$40,600	$-	$10,900	$1,100

November 30, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Equity Growth Fund	$50,100	$-	$8,700	$1,100
Fidelity Advisor Equity Income Fund	$42,700	$-	$9,200	$1,100
Fidelity Advisor Equity Value Fund	$43,100	$-	$10,400	$1,000
Fidelity Advisor Growth & Income Fund	$42,400	$-	$7,800	$1,000
Fidelity Advisor Growth Opportunities Fund	$54,000	$-	$8,500	$1,200
Fidelity Advisor Large Cap Fund	$46,000	$-	$7,600	$1,000
Fidelity Advisor Series Growth Opportunities Fund	$49,100	$-	$8,800	$1,100
Fidelity Advisor Stock Selector Mid Cap Fund	$42,000	$-	$7,400	$1,000
Fidelity Advisor Value Strategies Fund	$41,500	$-	$11,100	$1,100

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Series Equity Growth Fund, Fidelity Advisor Series Small Cap Fund, Fidelity Advisor Small Cap Fund, and Fidelity Real Estate High Income Fund (the “Funds”):

Services Billed by PwC

November 30, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Dividend Growth Fund	$44,300	$4,300	$7,800	$1,400
Fidelity Advisor Series Equity Growth Fund	$24,400	$2,500	$6,400	$800
Fidelity Advisor Series Small Cap Fund	$33,700	$3,400	$8,700	$1,100
Fidelity Advisor Small Cap Fund	$35,600	$3,600	$8,600	$1,200
Fidelity Real Estate High Income Fund	$148,300	$13,300	$15,200	$4,400

November 30, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Dividend Growth Fund	$45,000	$4,200	$7,800	$1,700
Fidelity Advisor Series Equity Growth Fund	$27,400	$2,500	$6,600	$1,000
Fidelity Advisor Series Small Cap Fund	$34,200	$3,300	$8,100	$1,300
Fidelity Advisor Small Cap Fund	$36,200	$3,500	$8,000	$1,400
Fidelity Real Estate High Income Fund	$149,600	$12,900	$15,100	$5,200

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	November 30, 2021A	November 30, 2020A
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	November 30, 2021A	November 30, 2020A
Audit-Related Fees	$8,522,600	$9,377,400
Tax Fees	$354,200	$30,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	November 30, 2021A	November 30, 2020A
Deloitte Entities	$609,900	$590,700
PwC	$14,202,200	$14,624,900

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series I

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	January 20, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	January 20, 2022

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	January 20, 2022